UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SUN BANCORP, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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September 20, 2010

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Sun Bancorp, Inc., I cordially invite you to attend the Annual Meeting of Shareholders to be held at the Sun Bancorp, Inc., Corporate Center, 226 Landis Avenue, Vineland, New Jersey, on October 25, 2010, at 9:30 a.m.  The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting.  During the annual meeting, I will also report on the operations of the Company.  Directors and officers of the Company, as well as a representative of the Company’s independent registered public accounting firm, Deloitte & Touche LLP, will be present to respond to any questions shareholders may have.

At the annual meeting, shareholders will vote upon (i) the election of ten directors of the Company; (ii) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of our common stock; (iii) the approval of the issuance of shares of common stock upon the conversion of our Mandatorily Convertible Non-Voting Perpetual Preferred Stock, Series B, pursuant to the terms of the Private Placement, defined in the Proxy Statement attached hereto; (iv) the approval of the Company’s 2010 Stock-Based Incentive Plan; (v) the approval of the Company’s 2010 Performance Equity Plan; (vi) the adjournment of the Meeting in certain events; and (vii) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The Board of Directors unanimously recommends a vote “FOR” these matters.

Whether or not you plan to attend the meeting, I urge you to vote now, even if you plan to attend the Annual Meeting.  Your vote is very important.  If you received the traditional hard copy proxy materials, please follow the instructions on the enclosed proxy card.  If you receive more than one proxy card, please vote each card.

Sincerely,

Bernard A. Brown
Chairman of the Board

Page

General	1
Summary	2
The Private Placement	2
Increase in Authorized Shares	2
NASDAQ Approval Requirement	3
Series B Preferred Stock Terms	3
The Securities Purchase Agreements	4
Potential Consequences if Proposal II to Amend the Certificate to Increase the Number of Authorized Shares of the Company’s Common Stock and Proposal III to Convert to the Series B Preferred Stock Are Approved	4
Potential Consequences if Either Proposal II to Amend the Certificate to Increase the Number of Authorized Shares of the Company’s Common Stock or Proposal III to Convert to the Series B Preferred Stock Are Not Approved	5
Other Proposals	5
Board Recommends Approval	5
Where You Can Find More Information	5
Voting and Proxy Procedures	6
Voting Securities and Principal Holders Thereof	6
Security Ownership of Certain Beneficial Owners	7
Proposal I – Election of Directors	8
Biographical Information and Qualifications of Directors	9
Executive Officers Who Are Not Directors	13
Corporate Governance	13
Board Leadership Structure and Role in Risk Oversight	13
Meetings and Committees of the Board of Directors	14
Compensation Committee Interlocks and Insider Participation	14
Director Nomination Process	15
Shareholder Communications	15
Compensation Discussion and Analysis	15
Pay Component #1. Salary	18
Pay Component #2. Annual Cash Incentive	18
Pay Component #3. Long-Term Incentives (“LTI”)	19
Pay Component #4. Management Agreements	20
Pay Component #5. Other Compensation	22
Summary of Pay Components	22
Compensation Committee Report	25
Executive Compensation	25
Potential Payments on Termination or Change in Control	28
Director Compensation	30
Equity Compensation Plan Information	32
Related Party Transactions	32
Proposal II – Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock	33

Proposal III – Approval of the Private Placement Transaction Including the Issuance of Shares of Common Stock Upon the Conversion of the Series B Preferred Stock		35
Background of the Private Placement		35
NASDAQ Shareholder Approval Requirement		36
Series B Preferred Stock Terms		36
The Securities Purchase Agreements		38
Potential Consequences if Proposal II to Amend the Certificate to Increase the Number of Authorized Shares of the Company’s Common Stock and Proposal III to Convert to the Series B Preferred Stock Are Approved		40
Potential Consequences if either Proposal II to Amend the Certificate to Increase the Number of Authorized Shares of the Company’s Common Stock or Proposal III to Convert to the Series B Preferred Stock Are Not Approved		41
Pro Forma Financial Information		42
Basis of Presentation		42
Earnings Per Share		44
Proposal IV – Approval of Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan		45
Proposal V – Approval of Sun Bancorp, Inc. 2010 Performance Equity Plan		52
Proposal VI – Approval of an Adjournment of the Meeting in Certain Circumstances		58
Proposal VII – Ratification of Appointment of Independent Registered Public Accounting Firm		58
Audit Fees and Services		59
Report of the Audit Committee		60
Section 16(a) Beneficial Ownership Reporting Compliance		61
Other Matters		61
Miscellaneous		61
Shareholder Proposals and Nominations		61
Form 10-K		61
Incorporation of Certain Documents by Reference		62
Appendix A	Certificate of Amendment for Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B
Appendix B	Securities Purchase Agreement, dated as of July 7, 2010, between Sun Bancorp, Inc. and WLR SBI AcquisitionCo, LLC
Appendix C
Securities Purchase Agreement, dated as of July 7, 2010, between Sun Bancorp, Inc. and Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons, the Four Bs, Interactive Logistics, LLC, National Distribution Centers, L.R. and National Freight, Inc.

Appendix D
Securities Purchase Agreement, dated as of July 7, 2010, between Sun Bancorp, Inc. and Maycomb Holdings II, LLC, Maycomb Holdings, III, LLC, Siguler Guff Distressed Opportunities Fund IV, LP and Siguler Guff Distressed Opportunities Fund IV (T), LP

Appendix E	Form of Securities Purchase Agreement with Other Investors
Appendix F	Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan
Appendix G	Sun Bancorp, Inc. 2010 Performance Equity Plan

THIS PRELIMINARY PROXY STATEMENT IS BEING FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN ADVANCE OF THE OCCURRENCE OF CERTAIN EVENTS CONTEMPLATED HEREIN, INCLUDING THE CONSUMMATION OF THE PROPOSED PRIVATE PLACEMENT TRANSACTIONS DESCRIBED HEREIN, WHICH REMAIN SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS. THERE CAN BE NO ASSURANCES THAT ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING THE PROPOSED INVESTMENT TRANSACTIONS, WILL BE COMPLETED IN A TIMELY MANNER OR AT ALL. THE COMPANY INTENDS TO FILE AND MAIL A DEFINITIVE PROXY STATEMENT FOLLOWING THE COMPLETION OF THE TRANSACTIONS DESCRIBED HEREIN. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

SUN BANCORP, INC.
226 LANDIS AVENUE
VINELAND, NEW JERSEY 08360

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 25, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Sun Bancorp, Inc. (the “Company”), will be held at the Sun Bancorp, Inc. Corporate Center, 226 Landis Avenue, Vineland, New Jersey, on October 25, 2010, at 9:30 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.	The election of ten directors of the Company;

2.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 shares;

3.
To approve the private placement transaction including the issuance of shares of common stock upon the conversion of the Company’s recently issued shares of Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B, as contemplated by the securities purchase agreements described in the Proxy Statement and for purposes of NASDAQ Listing Rule 5635;

4.	To approve the Company’s 2010 Stock-Based Incentive Plan;

5.	To approve the Company’s 2010 Performance Equity Plan;

6.
To grant the proxy holders discretionary authority to vote to adjourn the Annual Meeting to allow for the solicitation of additional proxies if there are insufficient shares voted at the Annual Meeting, in person or by proxy, to approve one or more of Proposals 2 through 5;

7.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

8.	Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting.  Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned.  Shareholders of record at the close of business on September 15, 2010 are the shareholders entitled to vote at the Meeting and any adjournments thereof.

EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO VOTE BY SUBMITTING A PROXY IN THE ENCLOSED ENVELOPE.  ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR BY VOTING AGAIN AT A LATER DATE BUT PRIOR TO THE MEETING.  ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, SHAREHOLDERS WHOSE SHARES ARE NOT REGISTERED IN THEIR OWN NAME WILL NEED ADDITIONAL DOCUMENTATION FROM THE RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

Sidney R. Brown
Secretary
Vineland, New Jersey
September 20, 2010

Important Notice Regarding Internet Availability of Proxy Materials
for the Shareholder Meeting
to be Held on October 25, 2010 at 9:30 a.m.

The Proxy Statement and the 2009 Annual Report to Shareholders are available for review on the Internet at www.edocumentview.com/SNBC.  Please contact the Company at 1-800-SUN-9066 for directions to the 2010 Annual Meeting of Shareholders.  Shareholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form.  Shareholders of record can make this election by calling Computershare at toll-free 1-800-568-3476 or by following the instructions at www.edocumentview.com/SNBC.  If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

THIS PRELIMINARY PROXY STATEMENT IS BEING FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN ADVANCE OF THE OCCURRENCE OF CERTAIN EVENTS CONTEMPLATED HEREIN, INCLUDING THE CONSUMMATION OF THE PROPOSED PRIVATE PLACEMENT TRANSACTIONS DESCRIBED HEREIN, WHICH REMAIN SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS. THERE CAN BE NO ASSURANCES THAT ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING THE PROPOSED INVESTMENT TRANSACTIONS, WILL BE COMPLETED IN A TIMELY MANNER OR AT ALL. THE COMPANY INTENDS TO FILE AND MAIL A DEFINITIVE PROXY STATEMENT FOLLOWING THE COMPLETION OF THE TRANSACTIONS DESCRIBED HEREIN. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

PROXY STATEMENT
OF
SUN BANCORP, INC.
226 LANDIS AVENUE
VINELAND, NEW JERSEY 08360
ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 25, 2010

GENERAL

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Sun Bancorp, Inc. (the “Company”) to be used at the 2010 Annual Meeting of Shareholders of the Company (the “Meeting”), which will be held at the Sun Bancorp, Inc. Corporate Center, 226 Landis Avenue, Vineland, New Jersey, on October 25, 2010 at 9:30 a.m.  This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about September 20, 2010.

At the Meeting, shareholders will consider and vote upon (i) the election of ten directors of the Company; (ii) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to increase the total number of authorized shares of our common stock from 50,000,000 to 100,000,000 shares; (iii) the approval of the issuance of shares of common stock upon the conversion of our Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B (“Series B Preferred Stock”) as contemplated by the stock purchase agreements as described herein and for purposes of NASDAQ Listing Rule 5635; (iv) the approval of the Company’s 2010 Stock-Based Incentive Plan; (v) the approval of the Company’s 2010 Performance Equity Plan; (vi) the approval of an adjournment of the Meeting in certain events; and (vii) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and (viii) such other matters as may properly come before the meeting or any adjournments thereof.  The Board of Directors knows of no additional matters that will be presented for consideration at the meeting.  Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the meeting or any adjournment thereof.

SUMMARY

This section briefly summarizes selected information in this Proxy Statement and does not contain a summary of all the information included in this Proxy Statement or that may be important to you. You should carefully read this entire document and the other documents that are incorporated by reference herein.  We have not authorized any persons to give any information or to make any representations other than the information and statements included in this Proxy Statement.  You should not rely on any other information.  The information contained in this Proxy Statement is correct only as of the date of this Proxy Statement, regardless of the date it is delivered.

All references in this Proxy Statement to the “Company,” “we,” “us,” “our” or similar references mean Sun Bancorp, Inc. and its successors, and include our consolidated subsidiaries where the context so requires.  When we refer to “Sun Bancorp, Inc.” in this Proxy Statement, we mean Sun Bancorp, Inc. on an unconsolidated basis.  When we refer to “Sun National Bank” or “the Bank” in this Proxy Statement, we mean Sun National Bank, our only bank subsidiary.

The Private Placement

On July 7, 2010, we entered into securities purchase agreements (the “Agreements”) with WLR SBI AcquisitionCo, LLC, an affiliate of WL Ross & Co. LLC (“WL Ross”), members and affiliates of the Bank’s founding Brown Family (collectively, the “Brown Family”), certain affiliates of Siguler Guff & Company, LP (the “Siguler Guff Shareholders”) and certain other qualified institutional buyers and accredited investors (the “Other Investors” and, together with WL Ross, the Brown Family and the Siguler Guff Shareholders, the “Investors”) relating to the private placement (the “Private Placement”) of approximately $106 million of our common stock and our Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B (“Series B Preferred Stock”).  Following the consummation of the Private Placement and conversion of all shares of the Series B Preferred Stock subject to shareholder approval, as set forth herein, WL Ross will beneficially own 24.9% of the Company’s outstanding voting stock, the Brown Family will beneficially own approximately 29% of the Company’s outstanding voting stock and the Siguler Guff Shareholders will beneficially own 9.9% of the Company’s outstanding voting stock.  None of the Other Investors will beneficially own more than 2% of the Company’s voting securities.    The Private Placement was completed on [   ], 2010.

Increase in Authorized Shares of Common Stock

The Board recommends that shareholders approve an amendment to the Amended and Restated Certificate of Incorporation (the “Certificate”) to increase the number of shares of common stock authorized for issuance from 50,000,000 shares to 100,000,000 shares.  As described in Proposal III, the amendment is necessary in order to complete the full conversion of all shares of Series B Preferred Stock issued in connection with the Private Placement.

Upon full conversion of the Series B Preferred Stock, an additional 22,002,250 shares of common stock will be issued and outstanding, for a total of approximately 50,175,224 outstanding shares of common stock.  This amount is approximately 157,000 more shares of common stock than is currently authorized to be issued under our Certificate.  Accordingly, the Series B Preferred Stock cannot be fully converted into common stock unless our Certificate is amended to increase the number of shares of authorized common stock.

NASDAQ Approval Requirement

Because our common stock is listed on the NASDAQ Global Select Market, we are subject to the NASDAQ Listing Rules.  NASDAQ Listing Rule 5635 requires shareholder approval for the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock.  The shares of common stock issuable upon conversion of the Series B Preferred Stock, together with the common stock issued at the closing of the Private Placement, will exceed 20% of the number of shares of our common stock and voting power outstanding prior to the Private Placement.  The price at which the Series B Preferred Stock will convert into common stock, $4.00, is less than the book value per share of our common stock.  Accordingly, the issuance of the common stock upon conversion of the Series B Preferred Stock is subject to shareholder approval.

Series B Preferred Stock Terms

The Proxy Statement contains a summary of the material terms of the preferences, limitations, voting powers and relative rights of the Series B Preferred Stock as contained in the Certificate of Amendment for the Series B Preferred Stock, attached to this Proxy Statement as Appendix A, which terms include the following:

•	100,000 shares designated as “Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B;”

•	Mandatorily convertible upon shareholder approval;

•	Cumulative dividends payable semi-annually in arrears in cash if, when and as declared by the Board of Directors or a committee thereof;

•	Ranking on parity with respect to dividend rights and rights on liquidation, winding up and dissolution with our outstanding series of preferred stock and senior to our common stock;

•	No voting rights, except as required by law and with respect to certain limited matters;

•
A liquidation preference over common stock in an amount per share equal to the greater of (i) $1,000, plus any accrued but unpaid dividends, and (ii) 110% of the payment or distribution any holder of one share of Series B Preferred Stock would be entitled if such share were converted into common stock immediately prior to any liquidation event;

•	Non-redeemable by the holders, but redeemable by us following the third anniversary of issuance;

•	Customary anti-dilution adjustment provisions;

•	No preemptive rights; and

•	Provision for conversion upon the occurrence of certain fundamental changes in the Company.

The Securities Purchase Agreements

This Proxy Statement contains a summary of the material terms of the Agreements which terms include the following:

•	An agreement to issue and sell 4,672,750 shares of common stock and 88,009 shares of Series B Preferred Stock, in the aggregate, to the Investors;

•	Customary representations and warranties relating to us, our business and our capital stock;

•	An agreement to seek shareholder approval as soon as practicable;

•	Customary registration rights;

•	Certain transfer restrictions;

•	Pre-emptive rights;

•	Customary covenants;

•	Customary indemnification provisions; and

•	Provision for us to reimburse certain of the Investors for their out-of-pocket fees and expenses incurred in connection with their respective investments, subject to maximum amounts.

The Agreement with WL Ross provides that a representative of WL Ross will be appointed to each of the boards of directors of the Company and the Bank so long as WL Ross beneficially owns specified percentages of the outstanding Common Stock.  In addition, so long as WL Ross is the beneficial owner of 6% or more of the outstanding Common Stock, WL Ross will have the right to have a representative attend board meetings in a non-voting observer capacity.  Mr. Wilbur L. Ross, Jr. was appointed to the Boards of Directors of each of the Company and the Bank upon the consummation of the WL Ross Investment.

The Agreement with the Brown Family provides that as long as the Brown Family and their affiliates own at least 7.5% of the outstanding Common Stock, subject to compliance with the NASDAQ Listing Rules and related interpretations, the Brown Family will have the right to nominate four candidates for election as directors at each election of directors of the Company and the Bank.  The Agreement with the Siguler Guff Shareholders provides that they will be entitled to have a representative attend meetings of the boards of directors of the Company and the Bank in a non-voting observer capacity so long as they beneficially own at least 6% of the outstanding Common Stock.

Potential Consequences if Proposal II to Amend the Certificate to Increase the Number of Authorized Shares of the Company’s Common Stock and Proposal III to Convert the Series B Preferred Stock Are Approved

•	Automatic conversion of the Series B Preferred Stock into shares of our common stock;

•	Dilution of the earnings per share and the book value per share of our common stock;

•	Receipt of identical rights and privileges associated with the common stock;

•	Elimination of dividend rights and liquidation preference of the Series B Preferred Stock;

•	Anticipated improvements in our balance sheet and regulatory capital levels; and

•	Potential adverse impact on the trading patterns of our common stock.

Potential Consequences if either Proposal II to Amend the Certificate to Increase the Number of Authorized Shares of the Company’s Common Stock or Proposal III to Convert the Series B Preferred Stock is Not Approved

•	Series B Preferred Stock will remain outstanding in accordance with its terms;

•	Cumulative dividends on the Series B Preferred Stock will be required to be paid (currently at an annual rate equal to 14%);

•	Additional shareholder meetings to approve the issuance of common stock upon conversion of the Series B Preferred Stock will be called at least once within a specified period following the Meeting;

•	Payment of dividends on, and the redemption, purchase or acquisition of, our junior or parity securities, including our outstanding common stock, will be restricted; and

•	Series B Preferred Stock will retain a senior liquidation preference over shares of our common stock in connection with any liquidation of us.

Other Proposals

This Proxy Statement also seeks shareholder approval of, and includes information regarding, (i) the election of directors, (ii) the 2010 Stock-Based Incentive Plan, (iii) the 2010 Performance Equity Plan, (iv) the granting of discretionary authority to adjourn the Meeting in certain circumstances, and (v) the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2010.  Please see the information contained herein in Proposal I, and in Proposals IV through VII, respectively.

Board Recommends Approval

The Board of Directors (with the Brown Family directors abstaining from voting on Proposals II and III) unanimously recommends that shareholders vote “FOR” approval of all of the Proposals contained in this Proxy Statement.

Where You Can Find More Information

If you wish to receive more information about the Company, please write to Sun Bancorp, Inc., Attention: Investor Relations, 226 Landis Avenue, Vineland, New Jersey 08360, or go to our website at www.sunnb.com where you may view, print and download our public filings made with the Securities and Exchange Commission (the “SEC”), as well as other information about us.  You should review the information and exhibits referred to and incorporated by reference within the Proxy Statement for further information about the Company

We file annual, quarterly, and current reports, proxy statements and other information with the SEC.  Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov and on the investor relations page of our website at www.sunnb.com  Except for those SEC filings incorporated by reference in this Proxy Statement, none of the other information on our website is part of this Proxy Statement.  You may also read and copy any document we file with the SEC at its public reference facilities at 100 F Street, N.E., Washington, D.C.  20549.  You may also obtain copies of the documents upon the payment of a duplication fee to the SEC.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

You should review the information and exhibits referred to in this Proxy Statement for further information about us.  Statements in this Proxy Statement concerning any document we filed with the SEC are not intended to be comprehensive and are qualified by reference to those documents.  You should review the complete document to evaluate such statements.

VOTING AND PROXY PROCEDURES

Shareholders who execute proxies retain the right to revoke them at any time.  Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof.  Proxies may be revoked by written notice to the Secretary of the Company at the address above or by filing a later-dated proxy.  A proxy will not be voted if a shareholder attends the meeting and votes in person.  However, shareholders whose shares are not registered in their own name will need additional documentation from the record holder to vote in person at the meeting.  Proxies solicited by the Board of Directors will be voted as specified thereon.  If no direction is given, signed proxies will be voted “FOR” the nominees for directors set forth below, “FOR” the approval of an amendment to the Certificate to increase the number of authorized shares of common stock; “FOR” the approval of the issuance of shares of common stock upon the conversion of the Series B Preferred Stock; “FOR” the approval of the Company’s 2010 Stock-Based Incentive Plan; “FOR” the approval of the Company’s 2010 Performance Equity Plan; “FOR” the adjournment of the Meeting, if necessary, to solicit additional proxies; and “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where a nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Shareholders of record as of the close of business on September 15, 2010 are entitled to one vote for each share of the Company’s common stock they held at that date.  As of that date, there were 28,172,974 shares of the Company’s common stock outstanding.

The presence in person or by proxy of at least a majority of the outstanding shares of the Company’s common stock entitled to vote is necessary to constitute a quorum at the Meeting.  For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting only those votes cast “FOR” or “AGAINST” are included.  Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present.  In the event there are not sufficient votes for a quorum or to ratify or adopt any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy being provided by the Board of Directors allows a shareholder to vote for the election of the nominees proposed by the Board of Directors or to withhold authority to vote for any or all of the nominees being proposed.  Under the Company’s bylaws, directors are elected by a plurality of votes cast.

Concerning all other matters that may properly come before the meeting, including the ratification of the appointment of the Company’s independent registered public accounting firm, by checking the appropriate box, a shareholder may:  (i) vote “FOR” the item, or (ii) vote “AGAINST” the item, or (iii) “ABSTAIN” with respect to the item.  Unless otherwise required, such matters, including the ratification of the appointment of the Company’s independent registered public accounting firm, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked “ABSTAIN” as to that matter.

Security Ownership of Certain Beneficial Owners

Persons and groups owning in excess of 5% of the outstanding shares of the Company’s common stock are required to file reports regarding such ownership with the SEC. Other than as set forth in the following table, management knows of no person or group that owns more than 5% of the outstanding shares of the Company’s common stock as of September 15, 2010, the record date set to determine those shareholders entitled to vote at the 2010 Annual Meeting of Shareholders (prior to the consummation of the Private Placement).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding

Bernard A. Brown
71 West Park Avenue
Vineland, New Jersey 08360	5,059,454 (1)	21.27%

Dimensional Fund Advisors LP
Palisades West, Building One
6300 Bee Cave Road
Austin, Texas 78746	1,911,338 (2)	8.17%

M3 Funds, LLC
215 South State Street, Suite 1170
Salt Lake City, Utah 84111	1,407,015 (3)	5.99%

All directors, nominees and officers of the Company and the Bank as a Group (18 persons)	9,212,099 (4)	37.62%

________________
(1)
Includes shares held directly as well as by spouse, in trust and other indirect ownership, over which shares Mr. Brown effectively exercises sole voting and investment power.  Includes [282,205] shares that can be acquired pursuant to options that are currently exercisable or that will become exercisable within 60 days of September 15, 2010.

(2)	Number of shares is based on an amended Schedule 13G dated February 8, 2010 as filed with the SEC.
(3)	Number of shares is based on a Schedule 13G dated June 26, 2010 as filed with the SEC.
(4)
Includes shares held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated.  Includes [989,609] shares that can be acquired pursuant to options that are currently exercisable or that will become exercisable within 60 days of the September 15, 2010 record date set for the 2010 Annual Meeting of Shareholders.  Includes 44,900, 45,828, 464,635, 30,130 and 115,523 shares (0.19%, 0.19%, 1.98%, 0.13% and 0.49% of shares outstanding) beneficially owned by directors Anthony Russo III, Edward H. Salmon, Ike Brown, George A. Pruitt and John A. Fallone, respectively, who will not serve past the Meeting and 196,208 shares including 164,318 shares subject to options (0.83% of shares outstanding) beneficially owned by former Executive Vice President and Chief Financial Officer Dan A. Chila who is a named executive officer but resigned effective December 31, 2009.

PROPOSAL I – ELECTION OF DIRECTORS

The Board of Directors currently consists of fourteen persons.  Effective with the 2010 Annual Meeting, however, the Board of Directors will be reduced to ten.  Directors of the Company are elected to one-year terms, each to serve until the next annual meeting of shareholders and until his or her successor has been duly elected and qualified.  In accordance with certain of the Agreements, five current directors of the Company, Ike Brown, Anthony Russo, III, Edward H. Salmon, George A. Pruitt and John A. Fallone, have resigned from the Board of Directors effective as of the date of the Meeting when their current terms expire.  Pursuant to the terms of the Agreement with WL Ross, as long as WL Ross beneficially owns at least 7.5% of the outstanding Common Stock, WL Ross will have the right to nominate one candidate to each of the boards of directors of the Company and the Bank at each election of directors.  Pursuant to the terms of this provision, Wilbur L. Ross, Jr. has been appointed as a director of the Company and the Bank and has been nominated for reelection as a director of the Company.  Pursuant to the terms of the Agreement with the Brown Family, as long as the Brown Family and their affiliates own at least 7.5% of the outstanding Common Stock, subject to compliance with the NASDAQ Listing Rules and related interpretations, the Brown Family will have the right to nominate four candidates for election as directors at each election of directors of the Company and the Bank.  Pursuant to this provision, Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown and Anne E. Koons, have been nominated to serve as directors.

The Agreements with WL Ross, the Brown Family and the Siguler Guff Shareholders each provide that effective immediately following the Meeting, the boards of directors of the Company and the Bank will each be reduced to 12 members, to be comprised of four members of the Brown Family, four independent members currently serving on the boards of directors, two new independent directors to be determined, an Investor nominee of WL Ross, and the Chief Executive Officer of the Company and the Bank.  The two new independent directors will be identified and appointed to the Boards of Directors of the Company and the Bank following the Meeting.

It is intended that the proxies solicited by the Board will be voted for the election of each of the named nominees unless otherwise specified.  If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy.  At this time, the Board knows of no reason why any of the nominees might be unavailable to serve.  Each of the nominees has consented to serve if elected.

The following table sets forth information with respect to the nominees for election as directors and the executive officers of the Company and the Bank, including their names, ages, the years they first became directors or executive officers of the Company or the Bank, and the number of and percentage of shares of the Company’s common stock beneficially owned by each as of September 15, 2010 (prior to the consummation of the Private Placement).

Name	Age	Year First Elected or Appointed(1)	Shares of Common Stock Beneficially Owned(2),(3)	Percent of Shares of Common Stock Outstanding

NOMINEES FOR DIRECTORS

Bernard A. Brown	86	1985	5,059,454	21.27%
Wilbur L. Ross, Jr.	72	2010	--	*
Sidney R. Brown	53	1990	1,103,404	4.64%
Peter Galetto, Jr.	56	1990	554,336	2.36%
Anne E. Koons	58	1990	503,285	2.14%
Douglas J. Heun	64	1997	77,783	*
Jeffrey S. Brown	50	1999	479,058	2.04%
Alfonse M. Mattia	68	2001	140,468	*
Eli Kramer	56	2004	165,905	*
Thomas X. Geisel	49	2008	85,393	*

EXECUTIVE OFFICERS OF THE COMPANY AND THE BANK

Robert B. Crowl	46	2010	--	*
A. Bruce Dansbury	57	2001	145,792	*

______________

*	Less than 1.0%

(1)	For directors, refers to the year such individual became a director of the Company or the Bank. For officers, refers to the year such individual joined the Company or the Bank.

(2)
Includes shares held directly by the individual as well as by such individual’s spouse, or minor children, in trust and other forms of indirect ownership over which shares the individual effectively exercises sole voting and investment power, unless otherwise indicated.

(3)
Includes shares that can be acquired pursuant to options that are currently exercisable or that will become exercisable within 60 days of September 15, 2010.  The number of options included for each individual is as follows: Bernard Brown – 282,505; Jeffrey Brown – 4,429; Sidney Brown – 297,254; Peter Galetto – 29,548; Thomas Geisel – 50,989; Douglas Heun – 4,429; Anne E. Koons – 0; Eli Kramer –  4,590; Alfonse Mattia – 4,429; and Bruce Dansbury – 118,445.

Biographical Information and Qualifications of Directors

All directors and executive officers have held their present positions for at least five years unless otherwise stated.

Bernard A. Brown has been Chairman of the Board of Directors of the Company and the Bank since its inception 25 years ago (1985) and has guided the Company and the Bank to a multi-billion dollar financial services company with over 65 branches and 800 employees.  Mr. Brown also serves as Chair of the Executive Committee of the Board.  Mr. Brown has successfully grown numerous other organizations, such as NFI, a national multi-million dollar logistics conglomerate headquartered in Vineland, New Jersey, Vineland Construction Company and several other real estate companies with extensive property holdings.  Mr. Brown also serves as the Chairman of the Board of Directors of NFI and Vineland Construction Company.  Directors Ike Brown, Sidney R. Brown, Anne E. Koons, and Jeffrey S. Brown are the children of Bernard A. Brown.  With his intimate familiarity with the business of the Company and his extensive business background and leadership and management skills, the Board of Directors believes that Mr. Brown is uniquely qualified to serve as a director.

Wilbur L. Ross, Jr. is the Chief Executive Officer of WL Ross & Co. LLC and may be one of the best known private equity investors in the United States.  His private equity funds bought Bethlehem Steel and several other bankrupt producers and revitalized them into the largest U.S. producer before merging them into Mittal Steel for $4.5 billion.  Mr. Ross remains a Director of what is now ArcelorMittal, the world’s largest steel company.  He also created and chairs International Coal Group; International Textile Group, the most global American company in that industry; and International Auto Components Group, a $4.5 billion producer of instrument panels and other interior components, operating in 17 countries; Compagnie Europeenne de Wagons Sarl, the largest rail car leasing company in Europe, and American Home Mortgage Servicing Inc., the second largest servicer of subprime mortgages.  He is a member of the Boards of Assured Guaranty and Greenbrier Companies, both NYSE-listed, of PLASCAR, listed in Brazil, and of BankUnited.  Mr. Ross was Executive Managing Director of Rothschild Inc. for 24 years before acquiring that firm’s private equity partnerships in 2000.  He is a Board Member of Yale University School of Management, Partnership for New York City, Palm Beach Civic Association, Business Roundtable, Harvard Business School Club of New York, The Committee on Capital Markets Regulation, The Harvard University Committee on University Resources, BritishAmerican Business, The Blenheim American Foundation, Palm Beach Preservation Foundation and the Chairman’s Council of the U.S./India Business Council.  He is Chairman of the Japan Society and Chairman of Palm Beach Firefighters Retirement Fund.  President Kim Dae Jung awarded him a medal for his assistance in Korea’s financial crisis, President Clinton appointed him to the Board of the U.S.-Russia Investment Fund and he served as Privatization Advisor to New York City Mayor Rudy Giuliani.  China Institute has presented him with its Blue Cloud Award.  Mr. Ross formerly served as Chairman of the Smithsonian Institution National Board.  Mr. Ross is a graduate of Yale University and of Harvard Business School (with distinction).  He is the only person elected both to the Private Equity Hall of Fame and the Turnaround Management Association Hall of Fame.  Mr. Ross has been appointed to the ______________ and ___________ committees of the Board of Directors.

Sidney R. Brown is Vice Chairman of the Board of Directors of the Company and has served as a director, treasurer and secretary since 1990.  He is also a director of the Bank.  Mr. Brown serves as a member and secretary of the Executive Committee of the Board and is also a member of the ALCO/Investment Committee of the Board.  Mr. Brown served as Acting President and CEO of the Company from February 2007 to January 2008.  In the early years of his career, Mr. Brown gained financial services experience while working as a Financial Analyst at Morgan Stanley.  Mr. Brown has served as the Chief Executive Officer of NFI, its subsidiaries and affiliates since the 1980’s, exhibiting extensive leadership and business management skills.  NFI is a comprehensive provider of freight transportation, warehousing, third party logistics, contract manufacturing, and real estate development.  Mr. Brown is a general partner of various real estate companies having extensive holdings with an emphasis on development and management of commercial and industrial real estate.  Mr. Brown is also a director of J & J Snack Foods Corp., and has served as a director since 2003.  Mr. Brown earned his undergraduate degree from Georgetown University and holds an MBA from Harvard University.  With his extensive business background and leadership and management skills, Mr. Brown has helped guide the Company’s Board of Directors successfully for a significant number of years.

Peter Galetto, Jr. has been a director of the Company for 20 years (April 1990).  He is also a director of the Bank.  Mr. Galetto also served as the Secretary of the Company from April 1990 to March 1997.  As Chair of the Audit & Risk Committee of the Board, Mr. Galetto annually attends numerous audit and risk related webinars and seminars as well as a national conference on audit and risk topics to bring the most current information to the Company.  He also serves as a member of the Board’s Executive Committee and Nominating & Corporate Governance Committee.  Mr. Galetto is the President of Stanker

& Galetto, Inc., an industrial building contractor located in Vineland, New Jersey.  He is the Secretary/Treasurer of Tri-Mark Building Contractors, Inc.  Mr. Galetto is also a board member of South Jersey Healthcare, Cumberland Cape Atlantic YMCA, Hendricks House and St. John Bosco Finance Committee.  Mr. Galetto has been honored by several organizations for his community service.  He has been awarded Entrepreneur of the Year by the South Jersey Development Council, Gregor Mendal Award from St. Augustine Prep in 1999, Vineland Rotary Club Outstanding Vocational Accomplishments in 1994 and the Order Sons of Italy in America Distinguished Golden Lion Award, 2000.  Mr. Galetto is also an officer and director of several other corporations and organizations.  He received a B.S. in Commerce and Engineering from Drexel University, majoring in Finance and Management.  Mr. Galetto also graduated from Harvard Business School’s Executive Education Program.  With his proven business leadership and management skills, in addition to his stature in the local business community, Mr. Galetto has been a significant contributor to the Board of Directors of the Company.

Anne E. Koons has served as a director of the Company for 20 years (April 1990).  She is also a director of the Bank.  Ms. Koons also serves as a member of the Board’s Technology Committee and ALCO/Investment Committee.  Ms. Koons is a real estate agent with Prudential Fox & Roach.  She has been selling real estate for 25 years and is consistently in the top 1% of agents nationwide.  Ms. Koons is a member of the Cooper Hospital University Foundation Board and serves on the executive committee and the finance committee of the Cooper Foundation Board. She also serves on the Board of Directors of Woodcrest Country Club.  Ms. Koons is also an officer and director of several other companies. Ms. Koons’ business acumen, sales and marketing and negotiation skills, as well as stature in the community have led her to be an important contributor to the directorship of the Company.

Douglas J. Heun has been a director of the Company since May 2002.  He is also a director of the Bank.  Mr. Heun serves as Chair of the Nominating & Corporate Governance Committee of the Board and is a member of the Compensation/Personnel Committee.  Mr. Heun also serves as a member of the Audit & Risk Committee of the Board and meets the definition of an audit committee financial expert under the regulations of the SEC.  Prior to serving as a director of the Company, Mr. Heun co-founded a bank which he and his partners ultimately sold to First Union, now Wachovia.  Mr. Heun has been a Certified Public Accountant (CPA) for approximately 39 years and a founding partner of Tracey Heun Brennan & Co., an accounting and consulting firm in Southern New Jersey.  He is a Certified Financial Planner (CFP), a Personal Financial Specialist (PFS), Certified in Financial Forensics (CFF) and also a licensed Public School Accountant.  He is licensed by the AICPA as an Accredited Business Valuator (ABV) and a member of the New Jersey Society of CPAs.  Mr. Heun currently serves as President of the Challenged Children’s Charities Corporation, Vice President of the Helen L. Diller Vacation Home for Blind Children, a Board Member and Treasurer for the Cape Mediation Services, Committee Member of The Stainton Society, Shore Memorial Hospital in Somers Point, New Jersey and serves as a member of the Community Advisory Board for Jewish Family Services of Atlantic County.  Mr. Heun graduated from Drexel University with a B.S. in Accounting and Business Administration.  Mr. Heun is a valued member of the Company’s Board of Directors, adding to its membership with his leadership and management skills and proven business acumen.

Jeffrey S. Brown has been a director of the Company since April 1999.  He is also a director of the Bank.  Mr. Brown also serves as a member of the Board’s Technology Committee and ALCO/Investment Committee.  Mr. Brown is Vice Chairman of NFI, a comprehensive provider of freight transportation, warehousing, third party logistics, contract manufacturing, and real estate development.  He is also President of NFI Real Estate, one of the top real estate development companies in the industry.  Mr. Brown is one of the general partners of The Four B’s, a partnership with extensive holdings primarily in the Eastern United States.  He is also an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.  As principal in a major logistics company with P&L responsibilities, Mr. Brown possesses financing and acquisition experience, which further strengthens his bank director capabilities.  His experience in real estate, leadership skills, and his networking capabilities due to his stature in the local business community, make him a valued member of the Company’s Board of Directors.

Alfonse M. Mattia has been a director of the Company since May 2001.  He is also a director of the Bank.  Mr. Mattia serves as a member of the Audit & Risk Committee of the Board and meets the definition of an audit committee financial expert under the regulations of the SEC.  He is also a member of the Board’s Executive Committee and Compensation/Personnel Committee.  Mr. Mattia has over 15 years of combined experience on various bank boards.  He has been a Certified Public Accountant for 42 years and is a founding partner of Amper Politziner & Mattia, a regional accounting and consulting firm with offices in New Jersey, New York and Pennsylvania, and ranked as a Top 25Accounting Firm in the U.S.   He served as Co-Chairman of the Rutgers University Family Business Forum and has served as a member of “The Group of 100,” a national group formed by the American Institute of Certified Public Accountants to protect the public interest and position the accounting profession for the future.  A member of the American Institute of Certified Public Accountants, he served three years on the Assurance Services Executive Committee at the AICPA and is the firm representative to the Major Firms Group where he chaired the annual meeting in 2000.  Mr. Mattia is a member of the Harvard Business School Club and the Columbus Citizens Foundation, both in New York.  He is also a member of the Board of Trustees at Rider University.  Mr. Mattia’s proven business leadership and management skills, as well as his stature in the local business community have led him to be a valued member of the Company’s Board of Directors.

Eli Kramer has been a director of the Company since July 2004.  He is also a director of the Bank.  He also serves as Chair of the Compensation/Personnel Committee of the Board and is a member of the Board’s Executive Committee, Audit & Risk Committee, and Nominating & Corporate Governance Committee.  Mr. Kramer has 20 years of total bank board experience including 6 plus years as Vice Chair or Chairman at a previous Bank.  Mr. Kramer has been a principal in real estate development companies since 1976 and is a partner in Central Jersey Management Co.  He is also a principal in Arcturus Group, a real estate advisory and asset management firm serving the financial industry.  He was a co-founder and Vice Chairman of the Board of Directors of Community Bancorp of New Jersey, prior to its acquisition by the Company.  He also served as a Director and Chairman of the Board of Colonial State Bank.  Mr. Kramer is a co-founder and principal in L. J. Kushner and Associates, L.L.C., an executive recruiting firm specializing in Information Security.  Mr. Kramer serves as a Trustee on the Boards of the Jewish Educational Center, Elizabeth, NJ and the Holocaust Resource Center at Kean University.  Mr. Kramer’s bank board experience, proven leadership and business management skills, knowledge of the New Jersey market, and stature in the community are all attributes that are highly valued as a director of the Company.

Thomas X. Geisel joined the Company as President and Chief Executive Officer in January 2008 and is also a director of the Company.  Mr. Geisel also serves as the President and Chief Executive Officer of the Bank and is a director of the Bank.  He also serves as a member of the Executive Committee of the Board.  Prior to joining the Company, Mr. Geisel held a number of positions with KeyCorp (“Key”).  He joined Key in July 1999 in New York City where he served as Managing Director of Investment Banking for the East and West Regions of KeyBanc Capital Markets (formerly McDonald Investments’ Key Business Advisory Services division).  In 2002, he was promoted to President of Key’s Capital Region New York District and subsequently to Regional Executive for Commercial Banking for which he relocated to Albany, New York. From 2005 through 2007, he served as President for Key’s Northeast Region, which comprised eight districts across New York, New England and Florida, with assets of approximately $20 billion and revenue exceeding $550 million.  Mr. Geisel’s other experience includes representing the U.S. Department of Justice in various capacities domestically and as a diplomat in Latin America and the Caribbean.  His banking and financial insight and expertise have been showcased on prominent business news network shows, including Bloomberg News, CNBC’s “Squawk Box” and Fox Business Channel’s “Cavuto” with host Neil Cavuto, as well as in national publications, including American Banker, US Banker and The Wall Street Journal.  As an active member of the community, Mr. Geisel has spoken on topical business, financial and economic issues and trends.  He serves on the Board of Directors of the New Jersey State Chamber of Commerce and the Atlantic County Community Development Corporation (CDC), and he is a member of the CEO Group.  Mr. Geisel also served as the chairman of the American Heart Association’s 2009 Southern New Jersey Spring Heart Walk.  In addition to his elevated stature in New Jersey, Mr. Geisel’s 20 plus years of well-diversified financial services experience and executive leadership and management skills make him an integral member of the Company’s Board of Directors.

Executive Officers Who Are Not Directors

Robert B. Crowl joined the Company in March 2010 as the Executive Vice President and Chief Financial Officer.  Mr. Crowl also serves as Executive Vice President and Chief Financial Officer of the Bank.  He has over 24 years of banking experience.  Prior to joining the Company, Mr. Crowl was Executive Vice President & Chief Operating Officer of National City Mortgage, Cleveland, Ohio from November 2007 to February 2009.  Prior to that, Mr. Crowl was a Senior Vice President & Corporate Comptroller of National City Corporation from April 2004 to November 2007 where he also held the position of Senior Vice President and Manager of Asset, Liability & Securitization from November 1998 to April 2004.  Prior to 1998, Mr. Crowl served in a variety of positions for Crestar Bank in Richmond, Virginia.  Mr. Crowl previously held the role of Treasurer of the Northeast Ohio Council on Higher Education.

A. Bruce Dansbury joined the Bank in April 2001 and serves as Executive Vice President, Chief Operating Officer, and Chief Credit Policy Officer for the Bank.  Mr. Dansbury also serves as Executive Vice President and Chief Operating Officer of the Company.  Mr. Dansbury has 35 years of banking experience in New Jersey and prior to joining the Bank held the title of Business Bank Executive for First Union National Bank.  Mr. Dansbury is Past Director and Past President of the Trenton Downtown Association.  He also previously served on the board of the ShopRite Ladies Professional Golf Association (LPGA) Classic, Rutgers University Executive Advisory Council and the Rider University Business Advisory Board.  Mr. Dansbury currently serves on the Executive Committee of the Mercer County Chamber of Commerce and serves on the Boards of the Thomas Edison Foundation, and TICIC, Inc., a wholly owned subsidiary of the New Jersey Bankers Association and a trade association that represents the interests of member financial institutions on a state and national basis.

CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

Under the Board of Directors’ current leadership structure, the offices of Chairman of the Board and Chief Executive Officer are held by separate individuals.  Bernard A. Brown serves as Chairman of the Board of Directors. The Company’s Chief Executive Officer is Thomas X. Geisel. The Board of Directors has determined that the separation of the roles of Chairman of the Board and Chief Executive Officer will enhance Board independence and oversight.  This separation will allow the Chief Executive Officer to better focus on developing and implementing strategic and tactical initiatives, enhancing shareholder value and expanding and strengthening our franchise, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of, management.

The Board of Directors has general authority over the Company’s risk oversight function with authority delegated to various board committees to review risk management policies and practices in specific areas of the Company’s business.  The Audit Committee is primarily responsible for overseeing the Company’s risk management.  The Audit Committee works closely with officers involved in the risk management function including the internal audit staff who report directly to the Audit Committee.

Meetings and Committees of the Board of Directors

The Company is governed by a Board of Directors and various committees of the Board, which meet regularly throughout the year.  During 2009, the Company’s Board of Directors held six regular meetings, five special meetings, 25 regular committee meetings and 11 special committee meetings.  No incumbent director attended fewer than 75% of the meetings of the Company’s Board of Directors and committees on which such director served during the year ended December 31, 2009.  In addition the Bank’s Board of Directors held six regular meetings and five special meetings during 2009.

The Executive Committee met six times during 2009.  This committee currently consists of Directors Bernard Brown (Chairman), Sidney R. Brown, Peter Galetto, Jr., Thomas X. Geisel, Eli Kramer, Alfonse M. Mattia and Edward H. Salmon.

The Compensation Committee met nine times during 2009.  This committee currently consists of Directors Kramer, Mattia, Pruitt, Heun and Salmon.

The Audit Committee met ten times during 2009.  This committee currently consists of Directors Galetto, Heun, Kramer, Mattia and Fallone.  Both Mr. Heun and Mr. Mattia meet the definition of an audit committee financial expert under the regulations of the SEC.

The Nominating and Corporate Governance Committee met six times during 2009.  This committee currently consists of Directors Fallone, Heun, Pruitt, Galetto and Kramer.

Each member of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee is independent in accordance with the requirements of the NASDAQ Listing Rules.  Each of these committees operates under a written charter, copies of which are available on the Company’s website at www.sunnb.com.

Compensation Committee Interlocks and Insider Participation

Company directors who served as members of the Compensation Committee of the Company’s Board of Directors during the year ended December 31, 2009 were Anat Bird (Committee Chair: January 2009 – May 2009), Eli Kramer (member: January 2009 – June 2009; Committee Chair: July 2009 – December 2009), Douglas J. Heun, Alfonse M. Mattia, George A. Pruitt and Edward Salmon (member effective December 18, 2009).  Jeffrey S. Brown and Sidney R. Brown attend Compensation Committee meetings but are not committee members.

None of the individuals who served on the committee during 2009 was an executive officer of another company whose board of directors has a comparable committee on which one of the Company’s executive officers serves. In addition, during 2009 no executive officer of the Company was a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

Director Nomination Process

The Company does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director positions.  The Nominating and Corporate Governance Committee gives a recommendation to the Board of Directors of the persons to be nominated by the Company for election.  The Committee’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Sun National Bank.  Additionally, the Committee will consider persons recommended by shareholders of the Company in selecting the Committee’s nominees for election.  There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by shareholders in selecting Board nominees.

To be considered in the Committee’s selection of Board nominees, recommendations from shareholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year’s annual meeting was first distributed to shareholders.  Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.  The Committee believes potential directors should have industry expertise in areas of corporate governance, finance, banking, accounting, the economy, real estate, general business and other areas of importance to the Company, along with familiarity and knowledge of the business, political and economic environments for the markets the Bank serves, and the ability to provide management with guidance, ability to guide in the development and oversight of strategy.  The Committee and the Board of Directors may consider diversity in market knowledge, background, experience, qualifications, and other factors as part of its evaluation of each candidate.

Shareholder Communications

The Board of Directors does not have a formal process for shareholders to send communications to the Board.  In view of the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary.  Written communications received by the Company from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting.  The Board encourages, but does not require, directors to attend the Annual Meeting of Shareholders.  Thirteen members of the Board of Directors attended the 2009 Annual Meeting of Shareholders

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the material elements of the Company’s compensation program for the last fiscal year applicable to the principal executive officer, principal financial officer and the other officers included in the summary compensation table (referred to as the “Named Executive Officers” or the “named officers”).

Compensation Philosophy and Objectives.  The underlying goal of the Company’s compensation program is to promote increases in long-term shareholder value by closely aligning the financial interests of the Company and its shareholders with the Named Executive Officers and other members of senior management (collectively, “Executive Management”).

In accordance with the Charter of the Company’s Compensation Committee, the Compensation Committee seeks to design and administer executive compensation programs that will achieve the following primary objectives:

●	Support a pay-for-performance policy that differentiates compensation based on corporate and individual performance;

●	Motivate employees to assume increased responsibility and reward them for their achievement;

●
Provide total compensation opportunities that are comparable to those offered by other leading companies, allowing the Company to recruit and retain top quality, dedicated executives who are critical to its long-term success;

●
Align the interests of executives with the long-term interests of shareholders by providing executives with equity award opportunities that will result in favorable long term compensation opportunities as long-term shareholder value grows;

●
Annually, the Company establishes specific financial performance targets that are defined by the Compensation Committee and are incorporated into the budgeting process.  The Company’s goal is to promote and administer a comprehensive pay-for-performance program consistent with such financial performance targets; and

●
Monitor the incentive compensation programs applicable to Executive Management and all employees to insure that such programs do not expose the Company to unnecessary or excessive risk and to implement policies and practices that may help mitigate such risks.

The Company’s compensation program is designed to promote performance by the Named Executive Officers and the entire Executive Management group as a team.  For 2009, performance of the Named Executive Officers was primarily evaluated based upon the Executive’s performance in securely managing and guiding the organization through one of the most difficult economic environments in the US since the great depression.  The Company strives to provide each Named Executive Officer with a total compensation opportunity that the Compensation Committee deems to be market competitive with comparably-sized, community banks, both nationally and regionally, assuming the Company’s performance is at budgeted, targeted levels.  The Company believes that this market positioning is appropriate to attract and retain top-caliber talent in a highly competitive labor market for executive staff.

The Company maintains programs to create short-term and longer-term incentive compensation opportunities for its Executive Management.  In 2009, the Company made additional awards of stock options and stock awards to its Named Executive Officers and other members of the Executive Management team consistent with its long-term compensation goals.  Such equity awards become earned and non-forfeitable over a two or four year period in order to serve as a retention tool in addition to a compensation incentive.

Role of the Compensation Committee.  The Compensation Committee’s primary responsibility is to assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s Executive Management.  The Committee evaluates and recommends to the Board appropriate policies and decisions relative to salary, annual cash incentives, long-term equity-based incentives and other compensation programs for the Executive Management.  For 2009, the members of the Company’s Compensation Committee were Eli Kramer, Committee Chairman, Alfonse M. Mattia, George A. Pruitt, and Douglas Heun.  Edward Salmon joined the Committee on December 18, 2009.  Anat Bird was Chairwoman of the Committee from January – May 2009, when she resigned from the Board.

     The Compensation Committee has periodically engaged compensation consultants and advisors to provide advice on both board and executive compensation issues and is free to retain advisors as needed.  During 2009, the Compensation Committee did not receive specific guidance from any such consultants with respect to compensation paid or awarded to the Named Executive Officers.

Role of Executives in Compensation Committee Deliberations.  The Compensation Committee has frequently requested the Company’s Vice Chairman to assist in analyzing existing compensation programs and studying proposed compensation program changes.  Additionally, the Vice Chairman has provided guidance to the Committee regarding Executive Management performance evaluation, bonus plan recommendations, and other executive compensation matters.  As appropriate, the Committee requests the presence of the Company’s Vice Chairman and/or its President and CEO at Committee meetings to discuss executive compensation matters and to evaluate Company and individual performance.  Occasionally, other executives may be requested to attend a Committee meeting to provide pertinent financial, tax, accounting, or operational information.  Executives in attendance may provide their insights and suggestions, but only independent Compensation Committee members may vote on decisions regarding executive compensation.

The Compensation Committee discusses the compensation of the Company’s President and CEO directly with him, but final deliberations and all votes regarding the President and CEO’s compensation are made in executive session, without the President and CEO being present.  The Committee also determines the compensation for other Named Executive Officers, based on the President and CEO’s recommendations and input from outside advisors and counsel when deemed necessary or appropriate.

Compensation Framework.  In developing and administering the Company’s executive compensation policies and programs, the Committee considers the three aspects of the Compensation program:

●	Pay components - each element of total compensation, including the rationale for each component and how each component relates to the total compensation structure;

●	Pay level - the factors used to determine the total compensation opportunity, or potential payment amount at different performance levels, for each pay component; and

●
Relationship of executive compensation to performance - how the Company determines appropriate performance measures and goals for incentive plan purposes, as well as how pay levels change as a function of performance.

Pay Components.  The Company’s executive compensation program includes the components listed below:

1.
Salary - a fixed base salary generally set at competitive levels that reflect each executive’s position, individual performance, experience, and expertise.  Such base salary levels are reviewed annually by the Compensation Committee.

2.
Annual Cash Incentive - a bonus pay program that varies based on individual and Company performance against annual business objectives; the Company communicates the associated performance metrics, goals, and bonus award opportunities to the executives as early in the fiscal year as is practical.  Final bonus determinations are made following the end of each fiscal year based upon a review of the stated performance metrics and bonus opportunities as well as the discretionary considerations of the Compensation Committee.  For 2009, the Compensatin Committee determined that

Annual Cash Incentive awards for the Executive Management would be funded and allocated based upon consideration of securely managing and guiding the organization through a difficult economic environment.

3.
Long-Term Incentives - equity-based awards with the compensation values driven by the long-term market performance of the Company’s stock price in order to align executive pay with long-term shareholder interests.  In 2009, the Compensation Committee awarded additional stock and options awards to Executive Management to serve as long-term compensation incentives and retention.

4.
Management Agreements - These agreements detail the rights and obligations of the employer and executive in the event of termination of employment following a change-in-control transaction or other involuntary termination of employment.  In addition, the Company has entered into an employment agreement with the President and CEO.

5.	Other Compensation - perquisites consistent with industry practices in comparable banks and broad-based employee benefits such as medical, dental, disability, and life insurance coverage.

Pay Component #1. Salary

The Company pays its executives salaries that are intended to be competitive and take into account the individual’s experience, performance, responsibilities, and past and potential contribution to the Company, with annual salary reviews determined in conjunction with an annual performance assessment.  The Committee intends that salary, together with annual cash incentive and long-term incentives at targeted Company performance levels will fall between the market median and upper quartile when compared to market competitors for similar executive talent.

The Compensation Committee met in February 2009 and determined not to provide base salary increases to any of the Named Executive Officers.

Pay Component #2. Annual Cash Incentive

The Company uses annual discretionary cash incentives to focus management’s attention on current strategic priorities and to drive achievement of short-term corporate objectives.  This program, referred to as the Annual Cash Incentive Plan, provides annual cash incentive compensation for the Named Executive Officers and other Company employees.  For the 2009 fiscal year, the Compensation Committee did not establish performance goals for the Named Executive Officers under the Annual Cash Incentive Plan.

The Annual Cash Incentive program for Mr. Geisel, President and CEO, was detailed in Mr. Geisel’s employment agreement dated July 16, 2009.  Such program provides for a payment of a cash bonus calculated as a percentage of his base salary and is dependent upon the Company’s attainment of annually agreed upon financial targets.  For example, upon attainment of 100% of the Company’s agreed upon financial targets, his bonus would be 70% of base salary; attainment of 110% of the approved financial targets will result in a bonus of 100% of base salary; attainment of 105% of the approved financial targets will result in a bonus of 80% of base salary; attainment of 95% of the approved financial targets will result in a bonus of 65% of salary; attainment of 90% of the approved financial targets will result in a bonus of 60% of salary.  Attainment of Company performance below 90% of the approved financial targets may result in a bonus payment determined within the discretion of the Compensation Committee; attainment of Company performance above 110% of the approved financial targets may result in an additional bonus payment (in addition to a bonus of 100% of base salary) determined within the discretion of the Compensation Committee.  Such bonus will be paid on or before March 15 following the completion of the Company’s fiscal year and its annual audit.

The Compensation Committee approved Annual Cash Incentive Awards in December 2009 and January 2010 to certain Named Executive Officers based upon its consideration of securely managing and guiding the organization through a difficult economic environment.  Cash incentive awards were made to the Named Executive Officers as follows:  Thomas Geisel - $25,000; Bruce Dansbury - $13,750. Such incentive awards may still be made within the discretion of the Compensation Committee, in circumstances where the financial performance targets were not met or if such targets are not established by the Compensation Committee.

Pay Component #3. Long-Term Incentives (“LTI”)

The Company believes that equity ownership by the Named Executive Officers and Directors aligns executive and director interests with those of the shareholders.  In 2004, the Company adopted the 2004 Stock-Based Incentive Plan.  This omnibus stock plan, as last amended in 2009, provides for granting of up to 2,500,425 shares of common stock in the form of incentive stock options, non-qualified stock options and full-value stock awards.  The Plan further permits the vesting of stock awards based upon achievement of Company performance measures as well as continued service.  In prior years, the Company has used stock options as the primary vehicle for long-term incentive compensation for management and full-value shares of Company stock for the Directors.  In recent years, including in 2009, additional stock awards were made to the Named Executive Officers and other members of the Executive Management as a long-term retention incentive and as part of an effort to adjust the cash-equity mix of compensation for these respective positions, in order to better align compensation with long-term shareholder interests.  Typically, such awards will vest over a two, four or five year period as determined by the Compensation Committee at the time of such award.

The Compensation Committee does not have a specific policy or practice related to the timing of equity awards other than it reviews the opportunity to make such awards from time to time during the year based upon a variety of factors, including recruitment and promotion opportunities that might arise during the year and achievement of the annual performance goals and operating results of the Company throughout the year.  Stock options that are awarded have an exercise price equal to no less than the fair market value of such Company stock on the date of such award grant, and option awards are not subject to re-pricing.  Although the Company encourages its Executive Management and Directors to maintain investments in Company stock, the Company does not have any specific equity ownership requirements or guidelines.  The Company does not have any policy regarding members of Executive Management or Directors hedging the economic risks of equity ownership of Company stock, and the Company does not participate in any programs to facilitate this practice.

Throughout 2009, the Management Team continued to focus executing the Company’s Strategic Plan, including diversifying revenue sources, increasing its net interest margin, improving efficiency and optimizing the franchise.  The successful launch of the Asset-Based and Healthcare Lending businesses, along with building capabilities at Sun Home Loans, diversifies the Company’s revenue stream and enables growth in fee-based businesses.  The net interest margin widened significantly during 2009 as the Company aggressively managed its loan and deposit pricing strategies.  In addition, the Management Team worked collectively to realize over $2 million in efficiency gains through a variety of initiatives executed throughout the year.

In February 2009, the Compensation Committee granted restricted stock units which become earned and non-forfeitable in February 2013 as a retention incentive to the following Named Executive

Officers:  Dan Chila – 9,641 shares; Bruce Dansbury – 8,686 shares.  In December 2009, the Compensation Committee granted restricted stock units which become earned and non-forfeitable in December 2011 as a retention incentive to Bruce Dansbury in the amount of 17,200 shares.  The Compensation Committee also granted Bruce Dansbury 33,000 stock options at an exercise price of $3.54 which vest in December 2011.  In January 2010, the Compensation Committee granted restricted stock units which become earned and non-forfeitable in January 2012 as a retention incentive to Thomas Geisel – 35,000 shares.  The Compensation Committee also granted Thomas Geisel an additional 75,000 stock options at an exercise price of $3.98 which become first exercisable in January 2012.

Pay Component #4. Management Agreements

The Company has Change-in-Control severance agreements with each of the Named Executive Officers (and an employment agreement with Mr. Thomas Geisel, President and Chief Executive Officer).  These arrangements provide executives with income security including severance benefits in the event of a termination of employment following a change-in-control transaction.  The primary provisions of these agreements include that each Named Executive Officer will be entitled to a severance payment of 2.999 times their average prior five year’s W-2 earnings in the event of termination of employment following a change of control transaction.  In addition, such individuals may continue medical and dental coverage for a period of up to eighteen months following termination of employment at the executive’s expense in accordance with COBRA.  Such agreement with Mr. Bruce Dansbury includes a provision for the payment of severance compensation equal to fifteen months of base salary and bonus in the event of the involuntary termination of employment of such executive officer independent of any change in control transaction, absent termination for “cause” as defined in such agreement.  Such severance payments are conditioned upon the executive complying with certain post-termination limitations on his or her business activities in competition with the Company following such termination of employment.

In July 2009, the Company entered into an employment agreement with Mr. Thomas Geisel, President and CEO, replacing the existing change in control severance agreement and a Letter of Employment between the Company and Mr. Geisel dated December 5, 2007.  The financial terms of the employment agreement are similar to the prior change in control agreements.  In connection with the execution of the employment agreement, Mr. Geisel received a signing bonus of $200,000.  In addition, the employment agreement includes a “claw back” provision that provides for the repayment of bonuses and incentive compensation in certain circumstances as described below.  The term of the employment agreement is for 36 months, unless it is terminated earlier in accordance with its provisions. Additionally, on December 31, 2009 and each December 31 thereafter, the term of the agreement will automatically extend for a new period of 36 months; unless the Board of Directors gives written notice by October 1st of any such year that the Board has determined that the term of the agreement shall not be renewed.

In the event Mr. Geisel’s employment is terminated by the Company for reasons other than in conjunction with or 24 months following a “Change in Control”, for “Just Cause”, death or “Disability” (as those terms are defined in the Agreement), Mr. Geisel will be entitled to receive a severance payment (without regard to the number of months remaining on the term of the Agreement) equal to the sum of the following (multiplied by 24):

(i)	the average of his monthly base salary in effect for the 36-month period (or immediately prior to his termination; and

(ii)
the average of any cash bonuses (calculated as a monthly average) paid to him in accordance with the Company’s Performance Bonus Plan and any other cash bonus arrangements paid to him during the previous 36 month period (or lesser period of employment if his employment has been for a lesser period of time at the time of termination).

employment if his employment has been for a lesser period of time at the time of termination).

Mr. Geisel will be entitled to receive the above-described severance payment if he voluntarily terminates employment upon the occurrence of or 90 days following certain events generally constituting a change in circumstances of his employment provided that the Company shall be entitled to remedy such circumstances during a 30 day period following receipt of notice from Mr. Geisel that he intends on resigning. He will also not be entitled to any compensation or other benefits under the Agreement, other than unpaid salary, if his employment is terminated for “Just Cause” or if he voluntarily terminates for other than an event constituting a change in circumstances.

If Mr. Geisel is terminated without “Just Cause” or resigns for good reason within 24 months following a Change in Control of the Company or Sun National Bank (as defined in the Agreement), he will be entitled to receive a lump sum payment equal to 2.999 times his average annual aggregate taxable compensation paid by the Company and the Bank for the most recently completed five calendar years ending on, or before, the date of such Change in Control.

The Agreement provides that any payment to Mr. Geisel in connection with a Change in Control will not be limited to the amounts that are deductible by the Company. As such, such payments may result in him receiving a payment that is subject to a 20% excise tax. If Mr. Geisel was subject to an excise tax on such payment, he would also receive a tax gross-up payment whereby any adverse tax consequences would be ameliorated by additional payments from the Company as may be necessary in order to protect the intended economic benefits under the Agreement. Such tax gross-up provisions were removed from the agreement in 2010.

The Agreement provides that Mr. Geisel would be obligated to repay (upon demand by the Compensation Committee) any bonus or incentive compensation paid or payable by the Company or the Bank during his employment in the event that such payments were based on either (i) materially inaccurate financial statement or any other materially inaccurate performance metric criteria or (ii) financial statements or performance metrics that are subsequently restated or revised. Any such demand for repayment must be made within 2 years of the date of payment of the bonus or incentive compensation payment other than in the event of fraud or intentional misconduct in which the demand period shall not be limited.

For a period of twenty months following termination of employment or 18 months following termination of employment after a change in control event, Mr. Geisel will be subject to non-competition limitations related to employment with a financial institution engaged in the business of offering retail customer and commercial deposit and/or loan products whereby Mr. Geisel will have a work location within 25 miles of any office of the Company or any subsidiary existing as of the date of such termination of employment; provided, however, Mr. Geisel may request a waiver from the Company with respect to the non-compete limitations on a case by case basis at any time in order to permit him to engage in investment banking or private equity investment activities, and the Company agrees that it will review such request.

In August 2009, the Company entered into an Agreement with Dan Chila with respect to his termination of employment as of December 31, 2009. The Agreement provides that Mr. Chila will receive a separation payment from the Company in the gross amount of $657,855.00 (the “Separation Payment”) to be paid as of the first regularly scheduled payroll period following his termination of employment. This Separation Payment is contingent upon Mr. Chila’s compliance with the noncompetition and nondisclosure provisions set forth in the existing Management Change in Control Severance Agreement dated December 18, 2008 between the Company and Mr. Chila, except that the period during which the noncompetition provisions apply has been extended from seven and one-half months to one year and the non-solicitation of employees and no public statement provisions have been extended to two years.  For a period of 18 months, the Company will continue to pay the premiums necessary to maintain a life insurance policy providing for a death benefit in the amount of $400,000.  The Agreement also provides that Mr. Chila will be entitled to receive a pro rata portion of existing unvested stock awards as of the Separation Date and that existing vested and exercisable options will remain exercisable following the Separation Date for the remaining term of such options without regard to his termination of employment. The Agreement also includes mutual releases of claims associated with any matters related to Mr. Chila’s employment or the termination of such employment.

Pay Component #5. Other Compensation

The Named Executive Officers (except Mr. Bernard Brown, Chairman and Mr. Sidney Brown, Vice Chairman) participate in the Company’s broad-based employee benefit plans, such as medical, dental and supplemental disability insurance programs and the 401(k)  plan with a Company matching contribution. Messrs. Geisel and Dansbury receive an allowance for Country Club Memberships.  Mr. Geisel receives a monthly automobile allowance.  During 2009, Mr. Chila had use of a company owned vehicle, as did Mr. Dansbury as of February 2009.  During 2009, the Company implemented an executive long-term supplemental disability pay policy for its senior management providing compensation to such individuals in the event of disability for a period of up to one year following a determination of such long-term disability. Such policy will pay the affected senior officer an amount equal to such individual’s monthly salary less the amount of such disability benefits paid by the State and/or received from the basic long term disability plan for a period of up to one year.

Summary of Pay Components

The Company uses the pay components discussed above in an effort to balance various objectives.  The Company seeks to balance short-term and longer-term performance targets, so annual incentives are combined with long-term incentives.  The compensation framework seeks to balance the executives’ need for current cash, economic security, and funds to cover taxes due on long-term incentives (with salary and annual cash incentives) with the need for alignment of executives’ long-term interests with those of shareholders through vehicles such as equity grants.  These components provide some measure of security with competitive base salaries and overall employee benefit programs, while motivating executives to focus on the strategic goals that will produce outstanding Company financial performance, increases in long-term shareholder value and long-term wealth creation for the executives.

Pay Level.  Pay levels for executives are determined based on a number of factors, including the desire to maintain a team-based management culture, the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the pay levels for other members of the management team within the Company, pay levels in the marketplace for similar positions, individual performance and Company operating results.  The Compensation Committee is responsible for approving pay levels for the Named Executive Officers.

As noted earlier, the Company’s compensation program is designed to position an executive’s total compensation opportunity at competitive levels among comparable regional and national community banks, assuming the Company’s financial performance is at expected target levels.  Total compensation consists of base salary, annual cash incentives, and long-term incentives in the form of stock options and stock awards and all other forms of compensation, including the 401(k) Company matching contribution, insurance premiums, and perquisites, including use of a company owned vehicle and fees for country club memberships.

The primary data source used in setting competitive market levels for Named Executive Officers’ pay is the information publicly disclosed by other comparable community banks.  These comparable companies are reviewed periodically and may change from year-to-year. These companies, which have been carefully reviewed and considered by the Board of Directors and the Compensation Committee, include community banks of similar size and business strategy both nationally and those located in the New York, New Jersey, Pennsylvania, Delaware and Maryland region.  The Compensation Committee reviews such data collected in order to determine market competitive levels of compensation as well as reviewing internal pay levels within the executive group.  The Compensation Committee makes decisions regarding each individual executive’s target total compensation opportunity with consideration of the goal of motivating and retaining an experienced and effective management team.  There is no formulaic approach between the market data reviewed each year, year-to-year changes in the market data, and the compensation decisions made by the Compensation Committee.  Comparative data is reviewed for all NEOs with regard to base salary, cash bonus, long term incentives, and total compensation.  Generally, Sun targets salaries at 50th percentile of peer group base salary data.  50th percentile is also targeted for cash bonus, long term incentives, and total compensation.  Notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals may vary materially based on a number of factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive with necessary skill levels and experience.  Actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operating goals and the creation of shareholder value.  In some instances, the amount and structure of compensation is also a result of arm’s-length negotiations with executives, which reflect an increasingly competitive market for quality, proven managerial talent.

During 2009, the Compensation Committee reviewed the total compensation paid to the CEO in comparison to nineteen other peer group companies.  These peer group companies were:  CoBiz Financial, Inc., CVB Financial Corp., Enterprise Financial Services Corp., First Niagara Financial Group, Inc., Harleysville National Corporation, Heartland Financial USA, Inc., Hudson Valley Holding Corp., Lakeland Bancorp, Inc., NBT Bancorp Inc., OceanFirst Financial Corp., PacWest Bancorp, S & T Bancorp, Inc., Sandy Spring Bancorp, Inc., Southwest Bancorp, Inc., Sterling Bancorp/NY, Umpqua Holdings Corporation, Virginia Commerce Bancorp, Inc., Western Alliance Bancorporation, and WSFS Financial Corp.  Similar analysis was undertaken for the other NEOs using these peer group companies.

Relationship of Executive Compensation to Performance.  The Compensation Committee believes that in order for the Company to be successful in its efforts to increase and maintain long term shareholder value and increase the Company’s operating efficiencies, it is important to focus compensation programs for Executive Management, and particularly the Named Executive Officers, to be dependent upon the principles of pay-for-performance.  The compensation program implemented for Thomas X. Geisel, the Company’s President and CEO, effective July 16, 2009, has a base salary of $500,000 per year and is strongly focused on providing increased incentives, including cash, stock and stock option awards, based upon attainment of financial performance measures  (specifically, achievement of annual earnings per share targets).  Similar incentives were implemented for the other Named Executive Officers and other members of the Executive Management team.  The Company has never been required to restate performance measures upon which performance-based compensation is determined.  The Company does not have a policy regarding recovery of performance-based compensation awards in the event of such financial restatements or recalculations of goals; provided, however, as previously noted under “Management Agreements,” the employment agreement between the Company and Mr. Geisel does include a provision for the forfeiture of previously awarded bonus and incentive compensation (upon demand by the Compensation Committee) in the event that such payments were based on either (i) materially inaccurate financial statement or any other materially inaccurate performance metric criteria or (ii) financial statements or performance metrics that are subsequently restated or revised.

During 2009, the Compensation Committee has reviewed the Company’s incentive compensation programs with the Company’s senior risk officers and has made reasonable efforts to ensure that the Company’s incentive compensation programs do not encourage the Named Executive Officers to take unnecessary and excessive risks that threaten the value of the financial institution.

Tax and Accounting Considerations.  The Company takes into account the tax and accounting implications in the design of its compensation programs.  For example, in the selection of long-term incentive instruments, the Compensation Committee reviews the projected expense amounts and expense timing associated with alternative types of awards.  Under current accounting rules (i.e., Financial Accounting Standards Board (“FASB”) Accounting Standards Codification TM (“ASC”) 718), the Company must expense the grant-date fair value of share-based grants such as stock option awards, restricted stock, performance shares, and stock appreciation rights settled in stock.  The grant-date value is amortized and expensed over the service period or vesting period of the grant.  In selecting appropriate incentive devices, the Compensation Committee reviews appropriate expense analyses and considers the related tax and accounting issues.

Section 162(m) of the Internal Revenue Code places an annual limit on the tax deduction for certain compensation paid in excess of $1 million to the Chief Executive Officer and the three most highly compensated executive officers of a corporation.  All of the compensation the Company paid in 2009 to the Named Executive Officers is expected to be deductible under Section 162(m) of the Internal Revenue Code.  Whether all elements of compensation paid by the Company in future years will be fully deductible is dependent upon many factors as required by Section 162(m) of the Internal Revenue Code and applicable regulations.  Such factors include the aggregate level of taxable income received by an executive in each year, the structure of various compensation plans, the manner in which incentive compensation goals are established and a determination of satisfaction of those goals, and the relationship between the Company and the directors serving on the committee determining the performance goals related to incentive compensation and the satisfaction of such performance goals.  The Committee retains the flexibility to pay both compensation that will be fully deductible and compensation that may not be deductible in structuring the Company’s compensation programs in its actions to promote the best interests of the Company and its shareholders.

Upon a change in control of the Company, some portion of the severance payments may exceed the deductible limitations under Section 280G of the Internal Revenue Code.  Although the Compensation Committee does not anticipate that any such non-deductible payments or tax gross-up payments, if applicable, will constitute a material portion of the total shareholder consideration that might be paid in connection with such a change in control transaction, it believes that it is necessary for the Company to have flexibility in designing its compensation programs to meet necessary business objectives and pay strategies.    In 2009, a 280G tax gross-up provision was in effect under the Employment Agreement between the Company and Mr. Geisel, and the Change in Control agreements between the Company and Mr. Sidney Brown and Mr. Dansbury, however, during 2008, the Compensation Committee determined that it would phase-out the use of such tax-gross-up provisions associated with any change in control severance payments included in its Management Agreements within a three year period.  Such tax gross-up provisions were removed from the agreements in 2010.  The Compensation Committee is reviewing alternative methods of compensating the Named Executive Officers in a manner that balances the economic security interests of the executives and the economic interests of the Company’s shareholders.

COMPENSATION COMMITTEE REPORT

In performing its oversight role, the Compensation Committee considered and discussed the foregoing Compensation Discussion and Analysis (CD&A) with executive management and gave its recommendation to the Board of Directors that the CD&A be included in this 2010 Proxy Statement.

The Compensation Committee has reviewed with the senior risk officers of the Company the senior executive officer incentive compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage such senior executive officers to take unnecessary and excessive risks that threaten the value of the Company.

Compensation Committee:  Eli Kramer, Alfonse M. Mattia, George A. Pruitt, Douglas Heun, and Edward Salmon.

EXECUTIVE COMPENSATION

Summary.  The following table sets forth the cash and non-cash compensation awarded to or earned during the last three fiscal years by our principal executive officer, principal financial officer and the three other most highly compensated executive officers whose total compensation during the fiscal year ended December 31, 2009 exceeded $100,000 for services rendered in all capacities to the Company and the Bank.

	Year	Salary	Bonus(1)	Stock Awards(2)	Options(3)		All Other Compensation(4)	Total

Bernard A. Brown	2009	$356,400	$-	$-	$-		$-	$356,400
Chairman	2008	370,108	-	-	-		-	370,108
	2007	356,400	-	-	-		-	356,400

Sidney R. Brown	2009	$178,200	$-	$-	$-		$-	$178,200
Vice Chairman,	2008	185,054	-	6,771	381,792		-	573,617
Treasurer and Secretary	2007	178,200	-	377,317	-		-	555,517

Thomas X. Geisel	2009	$500,000	$225,000	$-	$-		$255,169	$980,169
President and CEO	2008	490,384	250,000	499,989	641,303		151,741	2,033,417

Dan A. Chila	2009	$300,000	$-	$40,401	$87,304	(5)	$15,050	$442,755
Former Executive	2008	309,476	-	57,849	-		16,094	383,419
Vice President and	2007	286,626	86,783	-	44,659		16,351	434,419
Chief Financial Officer

A. Bruce Dansbury	2009	$310,000	$13,750	$97,289	$59,773		$19,458	$500,270
Executive Vice	2008	320,000	-	60,003	-		17,775	397,778
President and Chief	2007	277,729	90,000	349,800	74,432		20,698	812,659
Operating Officer

_________________
(1)
Discretionary cash bonuses for 2009 earned by senior management in 2009 and paid in 2009: Mr. Dansbury - $13,750.  Discretionary cash bonuses for 2009 earned by senior management in 2009 and paid in 2010: Mr. Geisel – $25,000.  No cash bonuses for 2008 were awarded to senior management because earnings were substantially below budget targets.  Discretionary cash bonuses for 2007 were earned by senior management in 2007 but paid in 2008: Mr. Dansbury - $90,000; Mr. Chila - $86,783.   As part of his 2009 and 2008 employment agreement, Mr. Geisel was awarded signing bonuses of $200,000 and $250,000, respectively.

(2)
The amount represents the aggregate fair value of the restricted stock units on the date of grant calculated in accordance with FASB ASC 718, Compensation – Stock Compensation .  See Note 2 to the Company’s 2009 Audited Financial Statements for a discussion of the FASB ASC 718 valuations assumptions.  Effective February 28, 2010, the SEC changed its disclosure requirements with respect to stock and option grants.  Previously, only the financial statement expense was required to be disclosed.  Prior periods have been restated to reflect the change in disclosure requirements.  Included in 2007 is $377,317 of restricted stock units issued to Mr. Sidney R. Brown as compensation as Acting President and CEO for 2007.

(3)	The amount shown represents the aggregate fair value of the options on the date of grant, calculated in accordance with FASB ASC 718.
(4)
The components of all other compensation in 2009 for Mr. Geisel are an automobile allowance and related expenses of $31,722, moving related expenses, including gross up for applicable employment taxes of $173,004, country club membership, including deposits, of $43,093, and employer contributions under 401(k) plan of $7,350.  The components of all other compensation in 2009 for Mr. Chila consists of personal use auto expenses of $7,700 and employer contributions under the 401(k) plan of $7,350.  All other compensation in 2009 for Mr. Dansbury are country club membership of $10,962, personal use auto expenses of $1,146 and employer contributions under the 401(k) plan of $7,350.

(5)
In August 2009, the Company entered into an Agreement with Dan Chila with respect to his termination of employment as of December 31, 2009.  The agreement provided that those options vested and exercisable as of December 31, 2009 will remain exercisable for the remaining term of such options without regard to his termination of employment.  As a result of this modification to the original terms, which was accounted for in accordance with FASB ASC 718, the fair value of the original grant was adjusted in August 2009 for $87,304, which represents the difference between the fair values of the options immediately before the modification as compared to immediately after the modification.

Stock Option Plans.  The Company’s stock option plans include the 1995 Stock Option Plan, the 1997 Stock Option Plan, the 2002 Stock Option Plan and the 2004 Stock-Based Incentive Plan.  Each of these plans has been approved by the Company’s shareholders.

Options granted may be either incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code and that do not normally result in tax deductions to the Company) or non-incentive stock options.  The option price may not be less than 100% of the fair market value of the shares on the date of the grant.  Option shares may be paid for in cash, shares of the common stock, or a combination of both.  Options are generally exercisable for a period of ten years from the date of grant.

The following table sets forth information concerning the stock options and stock awards granted to the named officers during 2009.

Name	Grant Date	Number of Shares of Restricted Stock		Number of Securities Underlying Options		Exercise Price	Grant Date Fair Value(1)

Bernard A. Brown	-	-		-		$ -	$ -
Sidney R. Brown	-	-		-		-	-
Thomas X. Geisel	-	-		-		-	-
Dan A. Chila	02/19/2009	9,641	(2)	-		-	40,401
A. Bruce Dansbury	02/19/2009	8,686	(2)	-		-	36,401
	12/17/2009	17,200	(3)	33,000	(3)	3.54	120,661
 ______________
(1)	The grant date fair value is calculated in accordance with FASB ASC 718. See Note 2 to the Company’s 2009 Audited Financial Statements for additional discussion on valuation methodology.
(2)	These restricted stock units vest on the fourth-year anniversary of the date of grant.
(3)	These restricted stock units and stock options vest on the second-year anniversary of the date of grant.

The following table sets forth information concerning the stock options and restricted stock units held by the named officers as of the end of 2009.

	Number of Securities Underlying Options		Option	Option	Restricted Stock Units	Market Value Of Stock Awards Not
Name	Exercisable	Unexercisable	Exercise Price	Expiration Date	Not Vested (#)	Vested ($) (7)

Bernard A. Brown	258,553	-	$ 8.09	02/02/2012	-	$ -
	17,739	11,825 (1)	15.33	05/08/2016	-	-
Sidney R. Brown	36,935	-	8.09	02/02/2012	-	-
	162,517	-	8.09	01/23/2012	-	-
	8,869	5,912 (1)	15.33	05/08/2016	-	-
	19,470	77,880 (1)	10.76	01/22/2018	-	-
Thomas X. Geisel	-	203,960 (2)	11.90	01/07/2018	42,046 (2)	499,989
Dan A. Chila	8,143	-	4.30	04/10/2010	-	-
	7,755	-	4.84	12/21/2010	-	-
	147,743	-	8.09	01/23/2012	-	-
	8,820	-	14.70	07/19/2017	-	-
A. Bruce Dansbury	7,755	-	5.32	04/02/2011	-	-
	88,642	-	8.09	01/23/2012	-	-
	14,698	7,350 (3)	14.70	07/19/2017	-	-
	-	-	-	-	11,025 (4)	174,900
	-	-	-	-	4,728 (5)	60,300
	-	-	-	-	8,686 (5)	36,401
	-	33,000 (6)	3.54	12/17/2019	17,200 (6)	60,888

_______________
(1)	These stock options vest one-fifth per year starting on the one-year anniversary of the date of grant.
(2)	These restricted stock units and stock options vest 25% on the second-year anniversary of the date of grant and 25% annually thereafter.
(3)	These stock options vest one-third per year starting on the one-year anniversary of the date of the grant.
(4)	These restricted stock units vest one-half on the eighteen-month anniversary of the date of the award and the remaining amount vesting on the four-year anniversary of the date of the award.
(5)	These restricted stock units vest on the fourth-year anniversary of the date of grant.
(6)	These restricted stock units and stock options vest on the second-year anniversary of the date of grant.
(7)	Represents the market value of the Company’s common stock on the date of award.

The following table shows stock option exercises by the named officers and stock vesting during 2009.

	Stock Options		Stock Award Units
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number Vested	Value Realized on Vesting (2)

Bernard A. Brown	-	-	-	$ -
Sidney R. Brown	-	-	43	232
Thomas X. Geisel	-	-	-	-
Dan A. Chila	-	-	4,002	15,008
A. Bruce Dansbury	-	-	11,025	80,325
____________
(1)    Value represents market value of the Company’s common stock at exercise less the exercise price.
(2)    Value represents the market value of the Company’s common stock on the vesting date.

Potential Payments on Termination or Change in Control

Management Severance Agreements.  The Company has entered into change in control severance agreements with certain executive officers.

The agreement with Bernard Brown is for a three-year term.  If Mr. Brown is terminated without just cause within two years following a “change in control” of the Company, as defined in the agreement, he will be entitled to receive a payment equal to 2.999 times his average annual aggregate taxable compensation for the prior five years.  The agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board’s sole discretion.

The agreement with Sidney Brown is for a three-year term, and the agreement with Bruce Dansbury is for a twenty-four month term.  If the officer is terminated without just cause within eighteen months following a change in control, the officer would be entitled to a payment equal to 2.999 times his average annual taxable compensation for the prior five years.  No payments are due under the agreements if the officer is terminated for cause following a change in control of the Company or the Bank.

The agreements with Sidney Brown and Bruce Dansbury provide that the severance payments to be made upon a change in control will not be limited by amounts that are tax deductible to the Company or the Bank.  As such, such payments may result in these officers receiving payments that are subject to a 20% excise tax, and the Company and the Bank might incur non-deductible payments related to such compensation.  If the officers were to be subject to an excise tax on such change in control severance payments, such officers would also receive a tax gross-up payment whereby the officers receiving such payments will have any adverse tax consequences ameliorated by additional payments from the Company and the Bank as may be necessary in order to protect the intended economic benefits under the severance agreements.  Such tax gross-up payments, if any, by the Company or the Bank to the officer would be non-deductible payments for federal tax purposes.  Such tax gross-up provisions were removed from the agreements in 2010.  Further, in 2010, the agreement with Bruce Dansbury was amended to limit any payment following a change in control to amounts that are tax deductible to the Company or the Bank.  The agreement with Bernard Brown does not contain any tax gross-up provisions and is limited by the amount that is tax deductible to the Company or the Bank.

The agreements with Bruce Dansbury also provides for a severance payment representing fifteen months of continued salary and bonus payments in the event of a termination of employment (absent termination for cause) initiated by the Company or the Bank independent of a change in control transaction and provided that the executive complies with the non-competition requirements of such agreement.  In addition, the Executive and his dependents shall be eligible to continue coverage under the Company’s or the Bank’s medical and dental insurance reimbursement plans similar to that in effect on the date of termination of employment for a period of eighteen months following the date of termination of employment at the Company’s expense.

Geisel Employment Agreement.  As referenced under the “Compensation Discussion and Analysis” Section, on July 16, 2009, the Company entered into an employment agreement (the “Geisel Employment Agreement”) with Mr. Thomas X. Geisel, President and Chief Executive Officer. The Geisel Employment Agreement replaced the Management Change in Control Severance Agreement dated December 18, 2008 and a Letter of Employment between the Company and Mr. Geisel dated December 5, 2007.  The term of the  Geisel Employment Agreement will continue for 36 months, unless it is terminated earlier in accordance with its provisions.  Additionally, on December 31, 2009 and each December 31 thereafter, the term of the Geisel Employment Agreement will automatically extend for a new period of 36 months, unless the Board of Directors gives written notice by October 1st of any such year that the Board has determined that the term shall not be renewed.  The Geisel Employment Agreement provides for an initial base salary of $500,000 per year.  Mr. Geisel also is eligible to participate in any of the Company’s bonus, benefit, retirement and welfare plans and programs for which he is or will be eligible.  Mr. Geisel is also eligible to receive grants of options to purchase shares of the Company’s common stock and shares of restricted stock with the number of options and restricted stock to be determined based upon achievement of certain financial targets to be agreed upon annually.

In the event Mr. Geisel’s employment is terminated by the Company for reasons other than in conjunction with or 24 months following a “Change in Control”, for “Just Cause”, death or “Disability” (as those terms are defined in the Geisel Employment Agreement), Mr. Geisel will be entitled to receive a severance payment (without regard to the number of months remaining on the term of the Geisel Employment Agreement) equal to the sum of the following (multiplied by 24):

(i)	the average of his monthly base salary in effect for the 36-month period (or immediately prior to his termination; and

(ii)
the average of any cash bonuses (calculated as a monthly average) paid to him in accordance with the Company’s Performance Bonus Plan and any other cash bonus arrangements paid to him during the previous 36 month period (or lesser period of employment if his employment has been for a lesser period of time at the time of termination).

Mr. Geisel will be entitled to receive the above-described severance payment if he voluntarily terminates employment upon the occurrence of or 90 days following certain events generally constituting a change in circumstances of his employment provided that the Company shall be entitled to remedy such circumstances during a 30-day period following receipt of notice from Mr. Geisel that he intends on resigning.  He will also not be entitled to any compensation or other benefits under the Geisel Employment Agreement, other than unpaid salary, if his employment is terminated for “Just Cause” or if he voluntarily terminates for other than an event constituting a change in circumstances.

If Mr. Geisel is terminated without “Just Cause” or resigns for good reason within 24 months following a Change in Control of the Company, he will be entitled to receive a lump sum payment equal to 2.999 times his average annual aggregate taxable compensation paid by the Company for the most recently completed five calendar years ending on, or before, the date of such Change in Control.

The Geisel Employment Agreement provides that any payment to Mr. Geisel in connection with a Change in Control will not be limited to the amounts that are deductible by the Company.  As such, such payments may result in him receiving a payment that is subject to a 20% excise tax.  If Mr. Geisel was subject to an excise tax on such payment, he would also receive a tax gross-up payment whereby any adverse tax consequences would be ameliorated by additional payments from the Company as may be necessary in order to protect the intended economic benefits under the Geisel Employment Agreement.  Such tax gross-up provisions were removed from the agreement in 2010.

As noted above, the Named Executive Officers are parties to various agreements that provide for payments in connection with any termination of their employment.  The following table shows the payments that would be made to the Named Executive Officers at, following or in connection with any termination of their employment in the specified circumstances as of the last business day of the last fiscal year ended December 31, 2009.

	Death	Disability	Termination following Change in Control	Termination Without Cause (1)	Termination With Cause
Bernard A. Brown
Chairman
Management Severance Agreement	$ -	$ -	$7,611,316	$ -	$ -
Options(2)	-	-	-	-	-

Sidney R. Brown
Vice Chairman, Treasurer and Secretary
Management Severance Agreement(7)	$ -	$ -	$1,203,806	$ -	$ -
Options(2)	-	-	-	-	-

Thomas X. Geisel
President and Chief Executive Officer
Employment Agreement(3),(7)	$ -	$1,696,250	$2,609,491	$1,475,000	$ -
Benefits Continuation(3),(8)	-	58,186	-	-	-
Restricted stock (4)	37,778	37,778	157,673	-	-
Options(2)	-	-	-	-	-

Dan A. Chila
Former Executive Vice President and Chief Financial Officer
Termination Agreement(5)	$ -	$ -	$ -	$657,855	$ -
Benefits Continuation(5)	-	-	-	4,499	-

A. Bruce Dansbury
Executive Vice President and Chief Operating Officer
Management Severance Agreement (7)	$ -	-	$985,466	$460,068	$ -
Restricted Stock(4)	25,564	25,564	156,146	-	-
Options(6)	-	-	6,930	-	-

______________
(1)	Termination without cause includes involuntary termination by the Company or termination by the Executive for “good reason.”
(2)
Represents accelerated vesting of stock option awards.   As of December 31, 2009, the market price of the common stock was $3.75 which is below the option exercise price, so the Options have no payout value as of December 31, 2009.

(3)	Employment Agreement effective July 16, 2009.
(4)	Represents accelerated vesting of a pro rata amount of stock awards. As of December 31, 2009, the market price of the common stock was $3.75.
(5)
Upon termination of employment as of December 31, 2009, Mr. Chila had the right to receive a severance payment of $657,855 in accordance with a Termination Agreement.  In addition, in accordance with the Termination Agreement, at the expense of the Company, Mr. Chila is entitled to benefit continuation for a period of 18 months, including dental benefits and continuation of the life insurance policy, with a death benefit of $400,000, which as of December 31, 2009 was estimated to cost $4,499.

(6)	Represents accelerated vesting of stock option awards. The amount is the difference between the exercise price of $3.54 and the market price of the common stock as of December 31, 2009 of $3.75.
(7)
Severance Payments upon a change in control might also include an additional payment of a tax gross-up amount in the event that such payments result in the recipient incurring a 20% excess tax under the Internal Revenue Code as a result of such payments exceeding the limitations under Section 280G of the Internal Revenue Code.  Such tax gross-up provisions were removed from the agreements in 2010.

(8)	Benefit continuation includes medical, dental and life insurance for Mr. Geisel and is estimated based upon information available as of December 31, 2009.

DIRECTOR COMPENSATION

Meeting Fees.  For the year ended December 31, 2009, director meeting fees were as follows: each member of the Board of Directors (excluding the Chairman, Vice Chairman and President – who are compensated as executive officers of the Company) received a fee of $1,500 for each board meeting and $1,000 for each committee meeting attended.  For the year ended December 31, 2009, the aggregate meeting fees totaled $276,000, and this was paid entirely in the form of shares of the Company’s common stock, 62,157 shares in aggregate, of which 19,243 shares were deferred under the Company’s Directors’ Deferred Fee Plan (the “Plan”) which was adopted by the Board in April 2009.  Effective May 15, 2008, payment of fees for special conference call meetings of the Board of Directors and Committees is determined by the Chairman, Vice Chairman, President or Committee Chair; if a determination is made to pay a meeting fee, the fee paid is $1,000.

Other Compensation.  As part of their director compensation for 2009, each director (excluding the Chairman, Vice Chairman and President) received shares of the Company’s common stock worth $6,000.

Retainers.  For 2009, the Audit Committee chairman received an annual retainer of $23,000, other committee chairmen received an annual retainer of $20,500 and each other director, except the Chairman, Vice Chairman and employee directors of the Company, received an annual retainer of $18,000.  Approximately 70% of these retainers were paid in shares of the Company’s common stock (of which 19% were deferred under the Plan) and 30% in cash.

Set forth below is a table providing information concerning the compensation of the directors of the Company for 2009.  The amount shown as “Cash Compensation” represents the portion of the director’s retainer which that particular director elected to receive in cash.  All other director compensation was paid in the form of shares of the Company’s common stock.

Name	Cash Compensation(3)	Stock Compensation(4)(5)(6)(7)	Option Awards(4)(8)	Total

Bernard A. Brown(1)	$ -	$ -	$ -	$ -
Ike Brown	4	38,038	-	38,042
Jeffrey S. Brown	-	38,500	-	38,500
Sidney R. Brown(1)	-	-	-	-
John A. Fallone	20,500	29,500	-	50,000
Peter Galetto, Jr.	-	59,500	-	59,500
Thomas X. Geisel(1)	-	-	-	-
Douglas J. Heun	6,839	51,161	-	58,000
Anne E. Koons	-	37,000	-	37,000
Eli Kramer	6,002	54,540	22,601	83,143
Alfonse M. Mattia	-	57,000	-	57,000
George A. Pruitt	15,000	34,000	-	49,000
Anthony Russo, III	18,000	22,500	-	40,500
Edward H. Salmon	3	51,955	-	51,958
Anat Bird(2)	2	24,540	-	24,542
______________
(1)
These individuals served as executive officers of the Company during 2009 and were compensated as executive officers.  They did not receive compensation in their capacity as directors during 2009.  Their compensation is discussed above under Executive Compensation.

(2)	Ms. Bird resigned from the Board of Directors on May 28, 2009.
(3)	Includes cash payment which resulted from payout of fractional shares earned during 2009 after those whole shares were deferred under the Plan.
(4)	Represents the grant date fair value of the stock awards or option awards calculated in accordance with FASB ASC 718. See Note 2 of the Company’s 2009 Consolidated Financial Statements.
(5)
Stock compensation includes aggregate shares received, including those deferred under the Plan, with a fair value of $6.11 and $3.54, respectively, for each director:  Ike Brown – 2,454 and 6,508; Jeffrey Brown – 2,700 and 6,214; John Fallone – 1,963 and 4,943; Peter Galetto – 4,023 and 9,863; Douglas Heun – 3,060 and 9,169; Anne E. Koons – 2,700 and 5,790; Eli Kramer – 3,354 and 9,616; Alfonse Mattia – 4,337 and 8,615; George Pruitt – 2,741 and 4,872; Anthony Russo – 1,472 and 3,813; and Edward Salmon – 3,852 and 8,027; Anat Bird – 4,016 and 0.

(6)
Compensation paid to a director may be deferred under the Plan until the director retires or otherwise terminates service.  Such compensation deferred will be paid out in the future in the form of Company common stock. Included in the aggregate stock compensation is shares deferred under the Plan, with a fair value of $6.11 and $3.54, respectively, for each director:  Ike Brown – 409 and 2,259; Douglas Heun – 1,097 and 9,169; Eli Kramer – 900 and 9,616; Edward Salmon – 934 and 8,027; Anat Bird – 934 and 0.

(7)	As of December 31, 2009, the number of shares deferred under the Plan for each director: Ike Brown – 2,668; Douglas Heun – 10,266; Eli Kramer – 10,516; Edward Salmon – 8,961.

(8)
As of December 31, 2009, each director had the following options outstanding: Bernard Brown – 288,117;   Ike Brown – 4,429; Jeffrey Brown – 4,429; John Fallone –11,257; Peter Galetto – 29,548; Douglas Heun – 4,429; Eli Kramer – 27,298; Alfonse Mattia – 4,429; George Pruitt – 4,429; Anthony Russo – 4,429; Edward Salmon – 4,429.

EQUITY COMPENSATION PLAN INFORMATION

Set forth below is information as of December 31, 2009 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (3)	Weighted- average exercise price of outstanding options, warrants and rights (4)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders(1)	2,414,320	$9.51	1,363,722
Equity compensation plans not approved by shareholders(2)	-	-	-
Total	2,414,320	$9.51	1,363,722
 ___________
(1)
Plans approved by shareholders include the 1997 Stock Option Plan, the 2002 Stock Option Plan, and the 2004 Stock Based-Incentive Plan, as amended and restated, Director Stock Purchase Plan, as amended and restated and Employee Stock Purchase Plan.  The amount of securities includes options for 169,438 shares of our common stock as a result of our assuming obligations under stock option plans of Advantage Bank in connection with an acquisition in 2006 and Community Bancorp of New Jersey in connection with an acquisition in 2004.  While we assumed the obligations existing under these plans as of the time of merger, we have not and will not in the future, use them to make further grants.

(2)	Not applicable.
(3)
Amount includes 182,297 unvested restricted stock units that have been granted, but not yet issued, and are therefore not included in shares outstanding.  In addition, amount includes 32,412 shares issued and held in the Plan which, although included these shares are included in outstanding, will be issued without restriction upon retirement of the director.

(4)	Amount does not reflect the market value of 182,297 unvested restricted stock units and 32,412 shares issued and held in the Plan which are included in column (a) herein.

RELATED PARTY TRANSACTIONS

Bernard A. Brown, the Chairman of the Board of Directors, is an owner of Vineland Construction Company which leases office space to the Company and has been engaged by the Company to act as project manager for various matters. In addition, Arctic Realty Company LLC has been engaged by the Company to act as project manager and the Company has entered into an agreement with Arctic Realty Company LLC as of December 31, 2008 to lease office space beginning in 2009.  The Company paid approximately $2.1 million and $163,000 to Vineland Construction Co. and Arctic Realty Company LLC, respectively, during 2009

Anne E. Koons, a director, is the sole owner of ABK Realty, which leases office space and land to the Company.  The Company paid approximately $363,000 to ABK Realty during 2009.

Bernard A. Brown, the Chairman of the Board of Directors, and directors Sidney R. Brown, Ike Brown, Jeffrey S. Brown and Anne E. Koons are all parties to an Agreement, pursuant to which they and others affiliated with them purchased the Company’s common stock and Series B Preferred Stock in connection with the Private Placement on [●], 2010.  Wilbur L. Ross, Jr., a director, is Chairman and Chief Executive Officer of WL Ross & Co. LLC, an affiliate of which is a party to an Agreement, pursuant to which it purchased the Company’s common stock and Series B Preferred Stock in connection with the Private Placement on [●], 2010.  These transactions are further described in this Proxy Statement under Proposal III below.

It is the Company’s policy that any transactions between the Company or the Bank on the one hand and a director or executive officer on the other hand, be reviewed and approved by the independent directors of the Company as part of the independent directors’ regular meetings.  Only transactions that the independent directors have determined to be on terms substantially the same, or at least as favorable to the Company and the Bank, as those that would be provided by a non-affiliate are approved.

In its normal course of business, the Bank makes various types of loans to officers, directors and employees of the Bank and of the Company.  These loans are made on substantially the same terms and conditions (including interest rates and collateral requirements) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions by the Bank with its other unaffiliated customers and do not involve more than the normal risk of collectibility, nor present other unfavorable features.  All of these loans were current at December 31, 2009.

The Company’s independent directors, as determined by the standards of the NASDAQ Listing Rules, are: John A. Fallone, Peter Galetto, Jr., Douglas J. Heun, Eli Kramer, Alfonse M. Mattia, George A. Pruitt, Anthony Russo, III, Edward H. Salmon and Wilbur L. Ross, Jr.

PROPOSAL II

APPROVAL OF AN AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board has approved (with the Brown Family directors abstaining from voting on Proposal II) and recommends to the Company’s shareholders for their adoption at the Meeting an amendment to the Certificate to increase the number of shares of common stock authorized for issuance thereunder from 50,000,000 shares to 100,000,000 shares.  There will be no change in the number of authorized shares of preferred stock of the Company.  As described below in Proposal III, the amendment is necessary in order to complete the full conversion of all shares of Series B Preferred Stock issued in connection with the Private Placement.  If Proposal II is not adopted by the Company’s shareholders, dividends on the Series B Preferred Stock will accrue at a rate of 14% per annum and the Company believes it will be significantly hindered in its ability to issue additional shares of common stock and unduly restricted in the conduct of its financial affairs.  See also “Potential Consequences if either Proposal II to Amend the Certificate to Increase the Number of Authorized Shares of the Company’s Common Stock or Proposal III to Convert the Series B Preferred Stock is Not Approved.”

As of the Record Date, there were 28,172,974 shares (includes 4,672,750 shares of common stock issued in the Private Placement) of common stock outstanding.  Upon full conversion of the Series B Preferred Stock, an additional 22,002,250 shares of common stock will be outstanding, for a total of 50,175,224 shares of common stock issued and outstanding.  This amount is approximately 175,224 more shares of common stock than is currently authorized to be issued under our Certificate.  Accordingly, the Series B Preferred Stock cannot be fully converted into common stock unless our Certificate is amended to increase the number of shares of authorized common stock.

In addition, the proposed amendment would give the Company greater flexibility in its financial affairs by making additional shares of common stock available for issuance in such transactions as the Board considers appropriate, including public or private offerings, stock splits or dividends or in connection with mergers and acquisitions or otherwise.  The Company's shareholders may or may not be given the opportunity to vote on such a transaction, depending on the nature of the transaction, applicable law, the rules and policies of the NASDAQ Stock Market and the judgment of the Company Board regarding the submission of such transaction to a vote of the Company shareholders.  Because shareholders do not have preemptive rights under the Certificate, the interests of existing shareholders may (depending on the particular circumstances in which additional capital stock is issued) be diluted by any such issuance.

It is possible that additional shares of the common stock could be issued for the purpose of making an acquisition by an unwanted suitor of a controlling interest in the Company more difficult, time-consuming or costly or to otherwise discourage an attempt to acquire control of the common stock.  Under such circumstances, the availability of authorized and unissued shares may make it more difficult for shareholders of the Company to obtain a premium for their shares.  Such authorized and unissued shares could be used to create voting or other impediments or to frustrate a person or other entity seeking to obtain control of the Company by means of merger, tender offer, proxy contest or other means.  For instance, such shares could be privately placed with purchasers who might cooperate with the Board in opposing an attempt by a third party to gain control of the Company by voting such shares against the transaction with the third party or could be used to dilute the stock ownership or voting rights of a person or entity seeking to obtain control of the Company.  Although the Board does not currently anticipate issuing additional shares of common stock for purposes of preventing a takeover of the Company, the Board reserves its right (consistent with its fiduciary responsibilities) to issue shares for such purpose.

If the amendment is adopted, the first sentence of Article V of the Certificate would be amended to read as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 101,000,000 of which 100,000,000 are to be shares of common stock, $1.00 par value per share, and of which 1,000,000 are to be shares of serial preferred stock, $1.00 par value per share.”

Adoption of the proposed amendment requires the affirmative vote of a majority of the votes cast at the Meeting.  Members of the Brown Family who collectively own 7,021,519 shares (exclusive of shares that may be purchased pursuant to the exercise of options within 60 days of the Record Date) of the common stock have agreed to vote in favor of Proposal II.  As soon as practicable after such affirmative vote has been taken, the amendment will be filed with the Department of Treasury Division of Revenue of the State of New Jersey and will thereupon become effective.

In accordance with the Agreements if the shareholders do not approve this Proposal II at this Meeting, the Company will be required to re-submit this proposal for a shareholder vote at least once more within twelve months of the Meeting.  We will bear the costs of soliciting the approval of our shareholders in connection with any such meeting.

THE BOARD RECOMMENDS (WITH THE BROWN FAMILY DIRECTORS ABSTAINING FROM VOTING ON PROPOSAL II) THAT SHAREHOLDERS VOTE “FOR” ADOPTION OF THE AMENDMENT TO THE CERTIFICATE TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL III

APPROVAL OF THE PRIVATE PLACEMENT TRANSACTION INCLUDING THE ISSUANCE
 OF SHARES OF COMMON STOCK UPON THE CONVERSION OF THE SERIES B
 PREFERRED STOCK

Proposal III contemplates the issuance of 22,002,250 shares of our common stock based on a conversion price of $4.00 per share (subject to certain anti-dilution adjustments) upon conversion of the 88,009 shares of Series B Preferred Stock issued pursuant to the Agreements.  Bernard A. Brown, Chairman of the Board of the Company and the Bank, Sidney R. Brown, Vice Chairman and Secretary of the Company, Jeffrey S. Brown, Ike Brown and Anne E. Koons, all of whom are related and members of the Company’s and the Bank’s Board of Directors (the “Brown Family”), comprised one group of Investors who entered into an Agreement with  us to invest approximately $30,000,000 through the purchase of 1,885,500 shares of common stock and 22,458 shares of Series B Preferred Stock, convertible into 22,458,000 shares of common stock.  Wilbur L. Ross, Jr., a member of the Boards of the Company and the Bank, is Chairman and Chief Executive Officer of WL Ross & Co. LLC, an affiliate of which invested approximately $49,876,000 through the purchase of 1,812,500 shares of common stock and 42,626 shares of Series B Preferred Stock, convertible into 42,626,000 shares of common stock.

Background of the Private Placement

Beginning in the Fall of 2009, our Board of Directors and management began to contemplate alternatives regarding capital in order to provide the Company and the Bank with financial flexibility to manage the economic environment and related credit trends, pursue any desirable acquisition opportunities, to continue investing in our core businesses and to maintain our capital ratios well above regulatory minimums.  Over a period of several months commencing in the first quarter of 2010, the management team and the Board of Directors engaged in a process to seek substantial additional capital.  In addition, the Office of the Comptroller of the Currency (the “OCC”), the Bank’s primary regulator, imposed higher minimum regulatory capital requirements on the Bank in April 2010, with which the Bank was not in compliance as of June 30, 2010, the date imposed by the OCC for compliance with such higher requirements.  The Board of Directors also concluded that, in light of a variety of factors, including capital markets volatility and general economic uncertainties, it was important that any process to raise additional capital be executed promptly and with a high degree of certainty of completion. In consideration of these factors, consideration was given to alternatives for raising capital that would provide the greatest likelihood of success and could be accomplished quickly and most efficiently.  As a result, we had discussions with a number of potential investors and explored a variety of capital-raising options over a number of months, including issuing our common stock in a private placement. Ultimately, our Board of Directors determined that a private placement to the Investors of a combination of our common stock and a newly authorized series of our preferred stock was the most effective and efficient means to address our capital needs and was in the best interests of our shareholders. Because of the shareholder approval requirements of NASDAQ Listing Rule 5635, described below, it was necessary to structure the private placement predominantly in the form of convertible preferred stock until we could obtain the necessary shareholder approval to issue common stock in exchange for the Series B Preferred Stock. Our Board of Directors and management considered numerous factors, including the reputations of the Investors in the banking industry and determined that the private placement to the Investors was in the best interests of the Company and its shareholders.

On July 7, 2010, we entered into the Agreements whereby we agreed to issue and sell 4,672,750 shares of our common stock at a purchase price of $4.00 per share and 88,009 shares of our newly authorized Series B Preferred Stock at a purchase price of $1,000 per share.  Upon full conversion of our Series B Preferred Stock, we will have approximately 50,175,224 shares of our common stock outstanding.  We raised approximately $106 million in the Private Placement, pursuant to individual

Agreements with the Investors.  We paid total fees of approximately $6.7 million to our financial advisors, who acted as placement agents in the Private Placement. Following the receipt of shareholder approval, each share of the Series B Preferred Stock will automatically convert into shares of our common stock at an initial conversion price of $4.00 per share, subject to customary anti-dilution adjustments.

OUR BOARD OF DIRECTORS RECOMMENDS (WITH THE BROWN FAMILY DIRECTORS ABSTAINING FROM VOTING ON PROPOSAL III) THAT SHAREHOLDERS VOTE “FOR” PROPOSAL III, SO THAT ALL OF THE SERIES B PREFERRED STOCK WILL CONVERT INTO SHARES OF COMMON STOCK, THEREBY STRENGTHENING OUR COMMON EQUITY BASE AND REGULATORY CAPITAL.

The private placement was exempt from SEC registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

NASDAQ Shareholder Approval Requirement

Because our common stock is listed on the NASDAQ Global Select Market, we are subject to the NASDAQ Listing Rules. NASDAQ Listing Rule 5635(d) requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the stock.

The 22,002,250 shares of common stock issuable upon conversion of the Series B Preferred Stock together with the common stock issued at the closing of the Private Placement will exceed 20% of the number of shares of our common stock and voting power outstanding prior to the Private Placement. The $4.00 per share conversion price for the Series B Preferred Stock is less than the book value per share of our common stock.  The book value of our common stock was $11.63 per share based on our shareholders’ equity divided by the total number of common shares outstanding as shown in our Quarterly Report on Form 10-Q for the period ended June 30, 2010, our most recent public filing with the SEC prior to the consummation of the Private Placement.  Because the sales price of $4.00 per share was below our book value of $11.63 per share, and the common stock issued upon conversion of the Series B Preferred Stock will exceed 20% of the number of shares of our common stock and voting power outstanding prior to the Private Placement shareholder approval is required pursuant to NASDAQ Listing Rule 5635(d).

Proposal III must receive the affirmative vote of the majority of shares present in person or by proxy at the Meeting and entitled to vote in order to be approved.  Members of the Brown Family who collectively own 7,021,519 shares (exclusive of shares that may be purchased pursuant to the exercise of options within 60 days of the Record Date) of the common stock have agreed to vote their shares in favor of Proposal III , other than the shares of common stock purchased in the Private Placement, which may not be voted on this proposal under the NASDAQ Listing Rules.  The other Investors in the Private Placement, including WL Ross, also may not vote their shares of common stock purchased in the Private Placement on this proposal under the NASDAQ Listing Rules.

Series B Preferred Stock Terms

The following is a summary of the material terms and provisions of the preferences, limitations, voting powers and relative rights of the Series B Preferred Stock as contained in the Certificate of Amendment for the Series B Preferred Stock which has been filed with the Department of Treasury Division of Revenue of the State of New Jersey. The Certificate of Amendment is included as Appendix

A attached to this Proxy Statement and is incorporated by reference herein. Shareholders are urged to carefully read the Certificate of Amendment in its entirety. Although we believe this summary covers the material terms and provisions of the Series B Preferred Stock as contained in the Certificate of Amendment, it may not contain all of the information that is important to you.

Authorized Shares, Stated Value and Liquidation Preference. We have designated 100,000 shares as “Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B,” which have a par value of $1.00 per share and a liquidation preference of $1,000 per share.

Mandatory Conversion. The Series B Preferred Stock of each holder will convert into shares of common stock on the third business day following the receipt by us and/or the holder of Series B Preferred Stock of the following: (i) the approval by the holders of our common stock of the conversion of the Series B Preferred Stock into common stock as required by the applicable NASDAQ rules and (ii) the approval by the shareholders of the Company to amend the Certificate to increase the number of authorized shares of common stock to 100,000,000. The number of shares of common stock into which each share of Series B Preferred Stock is convertible is determined by dividing (i) the $1,000 per share liquidation preference, plus all accrued and unpaid dividends, by (ii) the applicable conversion price, which is initially $4.00 per share. The conversion price of the Series B Preferred Stock is subject to customary anti-dilution adjustments, including in connection with stock dividends and distributions, stock splits, subdivisions and combinations, distributions of cash, debt or assets and tender offers and exchange offer.

Dividends. Commencing 180 days after the date on which shares of Series B Preferred Stock were first issued (___________________, 2011), dividends will accrue and be payable semi-annually in arrears on January 1 and July 1 of each year (each, a “Dividend Payment Date”). Dividends will be payable, on a cumulative basis, in cash if, when and as declared by the Board of Directors or a duly authorized committee thereof for each outstanding share of Series B Preferred Stock at an annual rate of 14.0%.  No dividends will be paid in respect of the dividend period in which the Series B Preferred Stock converts into common stock. If any shares of Series B Preferred Stock convert into common stock prior to the record date relating to the first dividend on the Series B Preferred Stock, then the holder of such share of Series B Preferred Stock will not have the right to receive any dividends on the Series B Preferred Stock.

Subject to limited exceptions, if dividends payable on all outstanding shares of the Series B Preferred Stock for any dividend period have not been declared and paid or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities, or redeem, purchase or acquire any parity securities.

Ranking.  The Series B Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on a parity with each class or series of equity securities of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company, and (ii) senior to our common stock and each other class or series of capital stock of the Company outstanding or established after the issuance of the Series B Preferred Stock by the Company the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company.  The Company has the power to authorize and/or issue additional shares or classes or series of junior securities or parity securities without the consent of the holders of the Series B Preferred Stock.

Voting Rights.  The holders of the Series B Preferred Stock will not have any voting rights other than as required by law, except that the approval of the holders of a two-thirds of the Series B Preferred Stock, voting as a single class, will be required with respect to certain matters, including (A) certificate amendments adversely affecting the rights, preferences or privileges of the Series B Preferred Stock and

(B) the creation of any series of senior equity securities and (C) the merger of the Company or sale of all or substantially all of the Company’s assets in certain circumstances.

Liquidation. In the event we voluntarily or involuntarily liquidate, dissolve or wind up, the holders of the Series B Preferred Stock will be entitled, before any distribution or payment out of our assets may be made to or set aside for the holders of any of our junior capital stock and subject to the rights of our creditors, to receive a liquidation distribution in an amount per share equal to the greater of (i) $1,000, plus any accrued but unpaid dividends whether or not declared, and (ii) 110% of the payment or distribution any holder of one share of Series B Preferred Stock would be entitled if such share were converted into common stock immediately prior to any liquidation event.. If our assets or the proceeds thereof available for distribution among the holders of the Series B Preferred Stock and the holders of shares of all of our other capital stock ranking pari passu with the Series B Preferred Stock is insufficient to pay in full the liquidation preference and liquidation payments on all such other parity securities, then all of the assets available, or the proceeds thereof, after payment of any senior securities, will be distributed among the holders of the Series B Preferred Stock and the holders of the parity securities ratably. A merger, consolidation or sale of all or substantially all of our property or business is not deemed to be a liquidation under the Certificate of Amendment unless such transaction would constitute a fundamental change.  See “-- Reorganization Events” below.

Redemption.  The Series B Preferred Stock is not redeemable by the holders, but may be redeemed by us following the third anniversary of its issuance at a redemption price per share payable in cash equal to the greater of (i) 125.0% of the sum of (A) the liquidation preference, plus (B) all accrued and unpaid dividends, whether or not declared, up to, but excluding, the date fixed for redemption and (ii) 110% of (A) the number of shares of common stock into which a share of Series B Preferred Stock would be convertible on the trading day immediately prior to the date fixed for redemption (assuming receipt of the shareholder approvals described herein) multiplied by (B) the closing price of our common stock on such trading day; provided that in no event shall such redemption price exceed 150% of the amount determined in accordance with clause (i) above.

Anti-dilution Provisions.  The conversion price of the Series B Preferred Stock is also subject to customary anti-dilution adjustments.

Preemptive Rights.  Holders of the Series B Preferred Stock have no preemptive rights, although the Investors do have certain contractual subscription rights as provided in the Agreements.

Reorganization Events.  If the Company undergoes a fundamental change by (i) entering  into a transaction constituting a consolidation or merger of the Company or similar transaction, (ii) consummating any sale or other transfer of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole (in each case pursuant to which its common stock will be converted into cash, securities or other property) or (iii) undergoing certain reclassifications or exchanges of its common stock, then each share of Series B Preferred Stock will convert, effective on the day on which such share would automatically convert into common stock of the Company, into the securities, cash and other property receivable in the transaction by the holder of the number of shares of common stock into which such share of Series B Preferred Stock would then be convertible, assuming receipt of any applicable regulatory approval.

The Securities Purchase Agreements

On July 7, 2010, the Company entered into the Agreements with the Investors pursuant to which the Company received on _______________, 2010, a net equity investment of approximately $98.7 million after expenses.  Following the investments and conversion of all of the Series B Preferred Stock issued pursuant to the Agreements, WL Ross will beneficially own 24.9% of the Company’s outstanding voting stock, the Brown Family will beneficially own approximately 29% of the Company’s outstanding voting stock and the Siguler Guff Shareholders will beneficially own 9.9% of the Company’s outstanding voting stock.  None of the Other Investors will beneficially own more than 2% of the Company’s voting securities.

The Agreements provide, subject to certain conditions, for an initial investment by each Investor (the “First Closing”) in a specified number of shares of the Company’s common stock, $1.00 par value per share as set forth below. The First Closing occurred on ___________, 2010. The Agreements provide for a subsequent investment by the Investors (the “Second Closing”) in a specified number of shares of the Company’s newly authorized Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B, $1.00 par value per share (the “Series B Preferred Stock”) as set forth below.  The Second Closing also occurred on ____________, 2010.

The Company has agreed to grant certain indemnification and registration rights to the Investors.  The Company has additionally agreed not to declare any cash dividends (other than on the Series B Preferred Stock) until December 31, 2012.  The Investors have agreed not to transfer any securities acquired pursuant to the Agreements for 18 months following the closing, except in certain limited circumstances.

WL Ross Agreement.  Subject to the terms and conditions of the WL Ross Agreement, which is attached as Appendix B, WL Ross purchased 1,812,500 shares of common stock for an aggregate purchase price of $7,250,000 and 42,626 shares of Series B Preferred Stock for an aggregate purchase price of $42,626,000.

Pursuant to the WL Ross Agreement and on ____________, 2010, Wilbur L. Ross, Jr. was named to each of the boards of directors of the Company and the Bank as a representative of WL Ross.  So long as WL Ross continues to beneficially own not less than 7.5% of the outstanding common stock of the Company WL Ross shall have the right to nominate one candidate to each of the boards of directors of the Company and the Bank at each election of directors.  In addition, so long as WL Ross continues to be the beneficial owner of 6.0% or more of the outstanding common stock of the Company, WL Ross will have the right to have a representative attend board meetings in a non-voting observer capacity.  WL Ross will also be entitled to reimbursement of certain of its expenses.  As long as WL Ross and its affiliates continue to own 5% or more of the outstanding common stock (including shares of common stock into or for which securities held by WL Ross may be converted or exercised), WL Ross and its affiliates may not acquire beneficial ownership of any additional voting securities of the Company if the acquisition would result in its having beneficial ownership of more than 24.9% of the Company’s outstanding common stock.

Brown Family Agreement.  Subject to terms and conditions of the Brown Family Agreement, which is attached as Appendix C, members of the Brown Family and certain affiliates purchased 1,885,500 shares of common stock for an aggregate purchase price of $7,542,000 and 22,458 shares of Series B Preferred Stock for an aggregate purchase price of $22,458,000.  Pursuant to the Brown Family Agreement, the Brown Family has the right to four designees to the boards of directors of each of the Company and the Bank.  As long as the Brown Family and their affiliates continue to own at least 7.5% of the outstanding common stock, subject to compliance with NASDAQ Rules, the Brown Family will have the right to nominate four candidates for election as directors at each election of directors of the Company and the Bank.

Siguler Guff Shareholders Agreement. Subject to the terms and conditions of the Siguler Guff Shareholders Agreement, which is attached as Appendix D, the Siguler Guff Shareholders purchased 720,500 shares of common stock for an aggregate purchase price of $2,882,000 and 16,942 shares of the Series B Preferred Stock for an aggregate purchase price of $16,942,000.  So long as the Siguler Guff Shareholders own not less than 6.0% of the common stock outstanding, they will be entitled to have a representative attend meetings of the boards of directors of the Company and the Bank in a non-voting observer capacity.  As long as the Siguler Guff Shareholders and their affiliates continue to own 5% or more of the outstanding common stock (including shares of common stock into or for which securities held by the Siguler Guff Shareholders may be converted or exercised), the Siguler Guff Shareholders and their affiliates may not acquire beneficial ownership of additional voting securities if the acquisition would result in their having beneficial ownership of more than 9.9% of the outstanding common stock.

Investors Agreement.  WL Ross’s closing and the Siguler Guff Shareholders’ closing were subject to the condition, among others, that the members of the Brown Family and their affiliates who own shares of the Company’s capital stock (the “Brown Shareholders”) were to have entered into an agreement (the “Investors Agreement”) with WL Ross and the Siguler Guff Shareholders providing, among other things, that for six years, the Brown Shareholders will not seek more than the greater of four seats or 28% of the seats on the board of the Company or the Bank and providing reciprocal “tag along” sale rights to WL Ross, the Siguler Guff Shareholders and the Brown Shareholders in connection with certain sales of the Company’s securities by any of WL Ross, the Siguler Guff Shareholders or the Brown Shareholders.  The Investors Agreement was entered into on [●], 2010.

Expenses.  We have agreed to reimburse certain of the Investors up to an aggregate of $1.1 million for their costs and expenses in connection with the transactions contemplated by the Agreements, except as may be subsequently agreed in writing between us and each Investor.

Board Restructuring.  The Agreements with WL Ross, the Brown Family and the Siguler Guff Shareholders each provide that effective immediately following this annual meeting, the boards of directors of the Company and the Bank will each be reduced to 12 members, to be comprised of four members of the Brown Family, four independent members currently serving on the boards of directors, two new independent directors to be determined, an Investor nominee of WL Ross, and the Chief Executive Officer of the Company and the Bank.  The two new independent directors will be identified and appointed to the Boards of Directors of the Company and the Bank following the Meeting.

Other Investors.  On July 7, 2010 the Company also entered into securities purchase agreements in the form attached to the Proxy Statement as Appendix E with three Other Investors for the purchase of lesser amounts of common stock and Series B Preferred Stock on similar terms.

The foregoing is a summary of the material terms of the Agreements and is qualified in its entirety by reference to the actual Agreements which are attached as Appendices to this Proxy Statement and incorporated by reference herein. You should read the Agreements in their entirety because they, and not this Proxy Statement, are the legal documents that govern the issuance of the Series B Preferred Stock.

Potential Consequences if Proposal II to Amend the Certificate to Increase the Number of Authorized Shares of the Company’s Common Stock and Proposal III to Convert the Series B Preferred Stock are Approved

Conversion of Series B Preferred Stock into Common Stock.  Upon receipt of the shareholder approval for Proposals II and III, each share of Series B Preferred Stock will be automatically converted into shares of common stock on the third business day following the date of the Meeting. Each outstanding share of Series B Preferred Stock will automatically be converted into such number of shares of common stock determined by dividing (i) $1,000 (the purchase price per share of the Series B Preferred Stock) by (ii) the conversion price of the Series B Preferred Stock then in effect, subject to certain adjustments. The initial conversion price of the Series B Preferred Stock is $4.00 per share.

Dilution.  We will issue, through the conversion of the Series B Preferred Stock, 22,002,250 shares of common stock (in addition to the 4,672,750 shares of common stock previously issued at the

First Closing of the Private Placement). As a result, we expect there to be a dilutive effect on both the earnings per share of our common stock and the book value per share of our common stock. In addition, our existing shareholders will incur substantial dilution to their voting interests and will own a smaller percentage of our outstanding capital stock.   For additional information regarding dilution, please see the section captioned “Pro Forma Financial Information” below.

Rights of Investors.  If shareholder approval is received, the rights and privileges associated with the common stock issued upon conversion of the Series B Preferred Stock will be identical to the rights and privileges associated with the common stock held by our existing common shareholders, including voting rights.

Elimination of Dividend and Liquidation Rights of Holders of Series B Preferred Stock.  If the shareholder approval is received, all shares of Series B Preferred Stock will be cancelled. As a result, approval of the conversion of Series B Preferred Stock will result in the elimination of the dividend rights and liquidation preference existing in favor of the Series B Preferred Stock. For more information regarding such dividend rights and liquidation preference, see “Series B Preferred Stock Terms and Provisions” in this Proxy Statement.

Improved Balance Sheet and Regulatory Capital Level.  Upon consummation of the Private Placement, we received aggregate gross proceeds of approximately $106 million, which strengthened our balance sheet and regulatory capital levels. Upon conversion of the Series B Preferred Stock to common stock, our regulatory capital levels will be further strengthened.   For additional information regarding pro forma capital ratios after completion of the Private Placement, see the section captioned “Pro Forma Financial Information” below.

Market Effects.  Despite the existence of certain restrictions on transfer contained in the Agreements and under applicable securities laws, the issuance of shares of our common stock upon conversion of the Series B Preferred Stock may impact trading patterns and adversely affect the market price of our common stock. If significant quantities of our common stock are issued upon conversion of the Series B Preferred Stock and are sold (or if it is perceived that they may be sold) into the public market, the trading price of our common stock could be materially adversely affected.

Potential Consequences if either Proposal II to Amend the Certificate to Increase the Number of Authorized Shares of the Company’s Common Stock or Proposal III to Convert the Series B Preferred Stock is Not Approved

Series B Preferred Stock Remains Outstanding.  Unless the shareholder approval is received or unless our shareholders approve a similar proposal at a subsequent meeting, the Series B Preferred Stock will remain outstanding in accordance with its terms.

Dividend Payments.  If shareholder approval is not obtained, the shares of Series B Preferred Stock will remain outstanding and, for so long as such shares remain outstanding, we will be required to pay dividends on the Series B Preferred Stock, on a cumulative basis, at an annual rate equal to 14%.

Additional Shareholder Meetings.  If Proposals II and III are not approved by shareholders, we are required pursuant to the Agreements to call at least one additional shareholder meeting and recommend approval of Proposals II and III at such meeting to the shareholders within a specified period from the date of the Meeting to obtain such approval pursuant to the provisions of the Agreements. We will bear the costs of soliciting the approval of our shareholders in connection with any such meeting.

Restriction on Payment of Dividends.  For as long as the Series B Preferred Stock remains outstanding, if dividends payable on all outstanding shares of the Series B Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities, or redeem, purchase or acquire any parity securities, subject to limited exceptions.

Liquidation Preference. For as long as the Series B Preferred Stock remains outstanding, it will retain a senior liquidation preference over shares of our common stock in connection with any liquidation of us and, accordingly, no payments will be made to holders of our common stock upon any liquidation of us unless the full liquidation preference on the Series B Preferred Stock is paid.

PRO FORMA FINANCIAL INFORMATION

Basis of Presentation

The unaudited pro forma consolidated balance sheet tables and unaudited pro forma earnings per share tables presented below have been prepared by our management to illustrate the impact of the Private Placement.  The following tables present the Company’s unaudited consolidated balance sheets adjusted for the pro forma impacts of the Private Placement for the periods shown. The pro forma consolidated balance sheet as of June 30, 2010 assumes the Company completed the Private Placement on June 30, 2010, which consisted of the issuance of 4,672,750 shares of common stock and 88,009 shares of Series B Preferred Stock; the shares of Series B Preferred Stock are also assumed to have been converted into 22,002,250 shares of common stock on June 30, 2010. The pro forma balance sheet adjustments reflect cash received in the Private Placement on _______, 2010 of approximately $106.7 million, estimated direct costs of the capital raise of $8.0 million and a net increase in common stock of $98.7 million.

June 30, 2010	Actual	Private Placement		Pro forma
(dollars in thousands, except per share amounts)	(unaudited)	Adjustment		(unaudited)
Assets
Cash and cash equivalents	$52,810	$99,786	(1)	$152,596
Investments	428,362	-		428,362
Loans receivable, net of allowance for loan losses	2,671,752	-		2,671,752
Other assets	359,386	(1,086)	(2)	358,300
Total assets	$3,512,310	$98,700		$3,611,010

Liabilities and Sharehholders’ Equity
Deposits	$2,961,816	$-		$2,961,816
Borrowings	81,986	-		81,986
Junior subordinated debentures	92,786	-		92,786
Other liabilities	102,561			102,561
Total liabilities	$3,239,149	$-		$3,239,149

Preferred stock	$-	$-		$-
Common stock, $1 par value	25,589	26,675	(3)	52,264
Additional paid in capital	363,332	72,025	(3)	435,357
Retained earnings	(86,529)	-		(86,529)
Accumulated other comprehensive loss	(2,855)	-		(2,855)
Deferred compensation plan trust	(214)	-		(214)
Treasury stock	(26,162)	-		(26,162)
Total shareholders’ equity	$273,161	$98,700		$371,861
Total liabilities and shareholders’ equity	$3,512,310	$98,700		$3,611,010

Regulatory Capital Ratios
Sun Bancorp, Inc.
Leverage Ratio	8.60%			11.12%
Tier 1 Capital Ratio	9.82%			12.96%
Total Capital Ratio	11.08%			14.23%
Sun National Bank
Leverage Ratio	8.22%			11.05%	(4)
Tier 1 Capital Ratio	9.37%			12.52%	(4)
Total Capital Ratio	10.64%			13.79%	(4)

Per Common Share
Common book value per share	$11.63			$7.41	(3)
Tangible common book value per share	$9.48			$6.40	(3)

(1)	Represents increase in cash and equivalents from proceeds of the Private Placement, net of direct expenses expected to be incurred subsequent to June 30, 2010.
(2)	Represents those direct costs of the Private Placement incurred through June 30, 2010 which will be netted against the proceeds upon completion of the capital raise.
(3)
Assumes the issuance and sale of 4,672,750 shares of common stock and 88,009 shares of Series B Preferred Stock, in the aggregate, to the Investors.  Furthermore, the 88,009 shares of Series B Preferred Stock are assumed to be converted into 22,002,250 shares of Common Stock based on a conversion price of $4.00. The proceeds thereof are approximately $98.7 million after deducting commissions and our estimated expenses of $8.0 million.

(4)	Assumes the net proceeds of $98.7 million has been contributed to the Bank in the form of Tier 1 Capital.

Earnings Per Share

The following table presents the Company’s unaudited earnings per share adjusted for the pro forma impacts of the Private Placement for the periods shown. The pro forma consolidated earnings per share calculations assume no material pro forma impact to its statement of operations for the periods shown.  Pro forma earnings per share assumes the Company completed the Private Placement on June 30, 2010, which includes the issuance of 4,672,750 shares of common stock and 88,009 shares of Series B Preferred Stock; the shares of Series B Preferred Stock are also assumed to have been converted into 22,002,250 shares of common stock on June 30, 2010.

	For the Three Months Ended June 30, 2010			For the Six Months Ended June 30, 2010
(dollars in thousands, except per share amounts)	Actual	Private Placement	Pro forma	Actual	Private Placement	Pro forma
	(unaudited)	Adjustment	(unaudited)	(unaudited)	Adjustment	(unaudited)

Net loss available to common shareholders	$(81,170)	$	$(81,170)	$(81,732)	$	$(81,732)

Basic loss per share	$(3.46)		$(3.42)	$(3.49)		$(3.47)
Diluted loss per share	$(3.46)		$(3.42)	$(3.49)		$(3.47)

Weighted average common shares outstanding	23,431,305	296,389	23,727,694	23,398,538	147,376	23,545,914
Weighted average common shares outstanding - dilutive	23,431,305	296,389	23,727,694	23,398,538	147,376	23,545,914

PROPOSAL IV

APPROVAL OF SUN BANCORP, INC.
2010 STOCK-BASED INCENTIVE PLAN

The Company’s Board of Directors adopted the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan (the “2010 Stock Plan”) on August 23, 2010.  The 2010 Stock Plan shall become effective upon the date of shareholder approval of the 2010 Stock Plan (“Plan Effective Date”).  The total number of shares of common stock to be reserved and available for awards under the 2010 Stock Plan is 4,900,000 shares representing 9.77% of the total of 50,175,224 shares of common stock anticipated to be outstanding after full conversion of the Series B Preferred Stock as disclosed in Proposal III.

Description of the 2010 Plan. The following is a general description of the material features of the 2010 Stock Plan. This description is qualified in its entirety by reference to the full text of the 2010 Stock Plan, a copy of which is attached to this Proxy Statement as Appendix F.

Purpose of the 2010 Plan. The purpose of the 2010 Stock Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, employees, directors and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the long-term interests of the Company and its shareholders.

Eligibility for Awards.  Awards may be granted under the 2010 Stock Plan to officers, employees, directors and other persons providing services to the Company its affiliates.

Administration. The 2010 Stock Plan will be administered by a committee of non-employee directors (the “Committee”).  Members of the Committee shall be deemed “Non-Employee Directors” within the meaning of Rule 16b-3 pursuant to the Securities Exchange Act of 1934, as amended.  In addition, to the extent deemed appropriate by the Board of Directors or the Committee, such members of the Committee will also be limited to those individuals that satisfy the requirements for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 (“Code”); provided, however, a failure to comply with the requirements of Non-Employee Directors or outside directors shall not disqualify any actions taken by the Committee.  A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

The Committee will have broad authority under the 2010 Stock Plan with respect to Awards granted thereunder, including, the authority to:

•	select the individuals to receive Awards under the 2010 Stock Plan;
•	determine the type, number, vesting requirements and other features and conditions of individual Awards;
•	interpret the 2010 Stock Plan and Award Agreements issued with respect to individual Awards; and
•	make all other decisions related to the operation of the 2010 Stock Plan.

Each Award granted under the 2010 Stock Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee shall be final, conclusive, and binding upon all persons with respect to Awards issued under the 2010 Stock Plan.

Shares Available; Adjustments.  The total number of shares of Company common stock to be reserved and available for awards under the 2010 Stock Plan is 4,900,000 shares.  Such shares may be issued upon the exercise of options to purchase Sun Bancorp common stock (“Options”), stock appreciation rights (“SARs”) and the granting of stock awards consisting of shares of Sun Bancorp common stock (“Stock Awards”) (collectively, “Awards”).  The maximum number of Stock Awards may not exceed 1,400,000 shares, and the balance of such Awards may be in the form of Options or SARs.

Shares delivered in accordance with the 2010 Stock Plan shall be either authorized and unissued shares, shares purchased in the market or treasury shares, or partly out of each, as shall be determined by the Board.  The Committee will determine the appropriate adjustments, if any, to the number of shares available under the 2010 Stock Plan and to Awards under the 2010 Stock Plan in the case of a recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

Awards under the Plan. The Board or the Committee determines the participants who are granted awards, the terms of such award, and whether the awards are incentive stock options, non-incentive stock options, SARs and/or Stock Awards.  In making this determination, the Board or the Committee considers several factors including prior and anticipated future job duties and responsibilities, job performance, the Company’s financial performance and a comparison of stock compensation awards given by other financial institutions.

The 2010 Stock Plan authorizes the grant of awards in the form of:

•
Stock options to purchase the Company’s common stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as “incentive stock options” or “ISOs”;

•
Stock options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as “non-incentive stock options” or “NSOs”;

•	Stock Awards, which provide a grant of the Company’s common stock that may vest over time; and

•
SARs, which are contractual rights that entitle the holder to a payment equal to appreciation in the market value of the stock represented by the SAR from the date of the grant to the date of exercise of the SAR.  The SARs are settled in shares of the Company’s common stock.

No single participant may be awarded more than 25% of the total shares of the Company’s common stock authorized under the 2010 Stock Plan.

Terms of Stock Options.  An Option gives the recipient the right to purchase shares of common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an Option may not be less than the Fair Market Value of a share of common stock on the date of grant. “Fair Market Value” means: (a) for a security traded on a national securities exchange, including The

NASDAQ Stock Market, the last reported sales price reported on such date or, if the common stock was not traded on such date, on the immediately preceding day on which the common stock was traded thereon or the last previous date on which a sale is reported; (b) if the common stock is not traded on a national securities exchange, but is traded on the over-the-counter market, if sales prices are not regularly reported for the common stock for the trading day referred to in clause (a), and if bid and asked prices for the common stock are regularly reported, the mean between the bid and the asked price for the common stock at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and (c) in the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Committee. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the 2010 Stock Plan. If such Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Code, then such Awards will also comply with additional restrictions under Section 422 of the Code as set forth in the 2010 Stock Plan. (See “Federal Income Tax Treatment of Awards under the Plan” below).

Exercise of Options.  No shares of common stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a shareholder of the Company until shares of common stock are issued to such optionee.

Option Awards to Outside Directors.  Pursuant to the terms of the 2010 Stock Plan, Non-Incentive Stock Options to purchase shares of common stock may be granted to each outside director of the Company at an exercise price equal to the Fair Market Value of the common stock on the date of grant. Options granted to outside directors will remain exercisable for up to ten years from the date of grant without regard to the continued services of such Director to the Company.  Upon the death or disability of the outside director, Options will be deemed earned and non-forfeitable as if the outside director had attained the next applicable vesting event.

Terms of Stock Awards.  A Stock Award is an award of stock that may be subject to certain restrictions and to a risk of forfeiture. A Stock Award is a grant of a certain number of shares of common stock subject to the lapse of certain restrictions (such as continued service for a minimum period) determined by the Committee. Participants shall receive dividends and other distributions declared and paid on the shares subject to a Stock Award.

Vesting of Awards.  The Committee will determine the rate at which Awards that are granted become earned and non-forfeitable.

Award Payouts.  The Company may make payouts related to Awards in the form of common stock, cash or combinations of stock and cash, as determined by the Committee.

Effect of Termination of Service on Awards.  The Committee will determine the impact of a termination of service upon an Award.  Generally, an Option may only be exercised while the optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).

Effect of Death or Disability on Awards.  The Committee will determine the impact of death or disability upon an Award. In the event of the disability of an optionee during employment, an exercisable Option will generally continue to be exercisable for one year after such disability to the extent exercisable by the optionee immediately prior to the optionee’s disability.  In the event of the death of the optionee, such Options that are then exercisable will generally remain exercisable for at least two years from such date of death.

Acceleration of Awards.  Upon a Change in Control of the Company or the Bank, each Option then outstanding shall become immediately earned and exercisable and all Stock Awards then outstanding shall be deemed earned and non-forfeitable.

Stock Appreciation Rights.  The awarding of SARs are authorized under the 2010 Stock Plan.  SARs are contractual rights that entitle the holder to a payment either in shares or cash equal to appreciation in the stock represented by the SAR from the date of the grant to the date of exercise of the SAR.  The SARs that may be authorized under the 2010 Stock Plan will be settled in shares of the Company’s common stock equal to the appreciation in the Fair Market Value of the Company’s common stock between the date of grant of the SAR to the date of exercise of the SAR.  SARs are economically equivalent to a fair market value stock option and result in the recipient of an SAR receiving the same dollar amount in stock as he or she would under a “cashless” exercise of a stock option.  The use of an SAR settled in stock permits less dilution to the shareholders because fewer shares are actually issued to the SAR recipient than if a Stock Option is actually exercised.  The accounting treatment of SARs settled in stock in terms of the expense recorded by the Company is equivalent to the accounting treatment of stock options.

The Committee may grant SARs upon such terms and conditions as it may determine, and each SAR grant shall be evidenced by an SAR award agreement that shall specify the grant price (which shall be not less than the Fair Market Value on the date of grant), the term of the SAR (not to exceed ten years from the date of grant), and such other provisions as the Committee shall determine.  SARs may be granted independent of stock options or in tandem with and simultaneous with stock options, if such tandem award determination is made at the time of the option award.  SARs granted in tandem with options shall relate to the same number of underlying shares, have the same exercise price, exercise period, vesting date and other terms and conditions as the option to which it relates.  The vesting schedule of an SAR shall accelerate upon a change in control, or upon the accelerated vesting of its tandem option award.  The terms and conditions of SARs not otherwise granted in tandem with options relating to the impact of the termination of employment or service, or disability or death, or upon a change in control shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of such event, unless specifically provided for by the terms of the SAR award at the date of grant.

An SAR that has become exercisable may be exercised by written notice to the Company stating the number of SARs being exercised and satisfying such other conditions as may be prescribed in the SAR award agreement or by the Committee.  If such SAR was granted in tandem with a stock option, the exercise of one instrument shall result in the simultaneous expiration and cancellation of the tandem instrument.

Upon the exercise of an SAR, the recipient shall be entitled to receive an amount determined by multiplying (a) the difference obtained by subtracting the grant price of such SAR (which shall be equivalent to the exercise price of such tandem option, if applicable) from the Fair Market Value on the date of exercise, by (b) the number of SARs exercised.  The payment upon the exercise of an SAR shall be in the form of such number of shares of Company common stock with an equivalent value calculated based upon the Fair Market Value on such date of exercise, except that any fractional shares shall be paid in cash.  The recipient shall have no rights of ownership with respect to the shares until such shares have been issued following the exercise of such SAR.

Stock Awards to Directors.  Directors and advisory directors of the Company and the Bank may receive payment of board meeting fees in the form of Stock Awards based upon the meeting fees established for such meetings from time to time by the Board of the Company and the Bank and the Fair Market Value of the Company’s common stock at the time of such meeting.  In addition, directors of the Company and the Bank may elect in accordance with procedures established by the Committee to receive payment of any annual retainer in the form of a Stock Award valued at the Fair Market Value of the Company’s common stock at the time of such payment in lieu of such cash payment.  The Committee may also make grants of Stock Awards to outside directors in accordance with the Plan.

Transferability.  An incentive stock option is not assignable or transferable otherwise than by will or by the laws of descent and distribution.  A non-incentive stock option, on the other hand, may, with the prior written consent of the Committee, be assigned or transferred during the option recipient’s lifetime for valid estate planning purposes.

Effect of Mergers, Change of Control and Other Adjustments.  Subject to any required action by the shareholders of the Company, the aggregate number of shares of the Company’s common stock for which awards may be granted hereunder or the number of shares of the Company’s common stock represented by each award is proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of the Company’s common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of the Company’s common stock effected without the receipt or payment of consideration by the Company.  Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee will (i) appropriately adjust the number of shares of the Company’s common stock subject to options, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the option recipient in connection therewith; and/or (iii) make such other adjustments in connection with the 2010 Stock Plan as the Committee deems necessary, desirable, appropriate or advisable.  However, no action may be taken by the Committee which would cause incentive stock options granted pursuant to the 2010 Stock Plan to fail to meet the requirements of Section 422 of the Code without the consent of the option recipient.

The Committee has the power to accelerate the vesting or exercise date of all awards granted under the 2010 Stock Plan.  In the case of a change in control of the Company, all outstanding awards will become immediately earned and exercisable.  A “change in control” is defined to include:

•	the sale of all, or substantially all, of the assets of the Company;

•	the merger or recapitalization of the Company whereby the Company is not the surviving entity;

•	a change in control of the Company as otherwise defined or determined by the Federal Reserve Board or its regulations; or

•
the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group.

The capital raising transaction described in the Company’s Current Report on Form 8-K dated July 13, 2010 for the event dated July 7, 2010 will not be deemed a change in control under the 2010 Stock Plan.

The power of the Committee to accelerate the vesting and exercise of awards and the immediate exercisability of awards in the case of a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options.  The power of the Committee to make adjustments in connection with the 2010 Stock Plan, including adjusting the number of shares subject to awards, accelerating the vesting of awards and canceling awards, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the 2010 Stock Plan to operate in changed circumstances, to adjust the 2010 Stock Plan to fit a smaller or larger institution, and to permit the issuance of awards to new management following such extraordinary corporate action.  However, this power of the Committee also has an anti-takeover effect, by allowing the  Committee to adjust the 2010 Stock Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company’s common stock, and to possibly decrease the number of awards available to new management of the Company.

Although the 2010 Stock Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt the 2010 Stock Plan specifically for anti-takeover purposes.  The 2010 Stock Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company’s Board and management in that recipients of options could choose to exercise such options and thereby increase the number of shares for which they hold voting power.  Also, the exercise of such options could make it easier for the Board and management to block the approval of certain transactions.  In addition, the exercise of such options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the 2010 Stock Plan.  The Board of Directors may alter, suspend or discontinue the 2010 Stock Plan, except that no action of the Board shall increase the maximum number of shares of the Company’s common stock issuable under the 2010 Stock Plan, materially increase the benefits accruing to option recipients under the 2010 Stock Plan or materially modify the requirements for eligibility for participation in the 2010 Stock Plan unless such action of the Board shall be subject to approval by the shareholders of the Company.  No such action taken by the Board may have the effect of repricing the exercise price of Options without shareholder approval of such action.

Possible Dilutive Effects of the 2010 Stock Plan.  The common stock to be issued upon the exercise of Options awarded under the 2010 Stock Plan may either be authorized but unissued shares of common stock or shares purchased in the open market. Since the shareholders of the Company do not have preemptive rights, to the extent that the Company funds the 2010 Stock Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders may be diluted. The Company can avoid dilution resulting from awards under the 2010 Stock Plan by delivering shares repurchased in the open market upon the exercise of Options.

It is the Company’s present intention to fund the Stock Awards through open-market purchases of common stock, which will cause no dilutive effect. The 2010 Stock Plan provides, however, that common stock to be awarded may be acquired by the 2010 Stock Plan through open-market purchases or from authorized but unissued shares of common stock from the Company. To the extent that authorized but unissued shares are utilized to fund Stock Awards, the interests of current shareholders may be diluted.

Federal Income Tax Consequences. Under present federal tax laws, awards under the 2010 Stock Plan have the following consequences:

•	The grant of an option does not by itself result in the recognition of taxable income to an option recipient nor entitle the Company to a tax deduction at the time of such grant.

•
The exercise of an option which is an “incentive stock option” within the meaning of Section 422 of the Code generally does not, by itself, result in the recognition of taxable income to an option recipient nor entitle the Company to a deduction at the time of such exercise.  However, the difference between the option exercise price and the Fair Market Value of the Company’s common stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an option recipient.  An option recipient recognizes capital gain or loss upon resale of the shares of Company’s common stock received pursuant to the exercise of incentive stock options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later.  Generally, if the shares are not held for that period, the option recipient recognizes ordinary income upon disposition in an amount equal to the difference between the option exercise price and the Fair Market Value of the Company’s common stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

•
The exercise of a non-incentive stock option results in the recognition of ordinary income by the option recipient on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Company’s common stock acquired pursuant to the option.

•
The Company is allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an option recipient at the time the option recipient recognizes such ordinary income.

•
In accordance with Section 162(m) of the Code, the Company’s tax deductions for compensation paid to the most highly paid executives named in the Company’s Proxy Statement may be limited to no more than $1 million per year, excluding certain “performance-based” compensation.  The Company intends for the award of options under the 2010 Stock Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the amount of the Company’s deduction for compensation related to the exercise of options would not be limited by Section 162(m) of the Code, however the Company may determine that it is appropriate to administer the 2010 Stock Plan in a manner that would limit the Company’s deductibility of compensation by the limits under Section 162(m) of the Code.

•
Stock Awards granted under the 2010 Stock Plan are generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting.  Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such stock award to elect to include in gross income for the current taxable year the fair market value of such award.  Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the Stock Award.  The Company is allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Stock Awards and any payments related to dividends at the time the recipient recognizes taxable ordinary income.

•
SARs do not have federal income tax consequences for the Company or for recipients at the time of grant.  When a SAR is exercised, the fair market value of the shares of common stock delivered in settlement of the SAR is included in the recipient’s gross income for federal income tax purposes, and the Company may be entitled to claim a federal tax deduction for a like amount.

Benefits to Named Executive Officers and Others.  At the present time, no determination has been made as to the granting of any awards under the 2010 Stock Plan.  Awards under the 2010 Stock Plan may be made by the Committee only after the 2010 Stock Plan is approved by shareholders. No determination with regard to any awards under the 2010 Stock Plan has been made prior to the date of shareholder approval of the 2010 Stock Plan.  All awards under the 2010 Stock Plan will be made in the future at the discretion of the Committee.  In no event shall Shares subject to Options or Stock Awards granted to any single participant exceed more than 25% of the total number of shares authorized for award of Options or Stock Awards, respectively, under the 2010 Stock Plan.

Shareholder Approval. Shareholder approval of the 2010 Stock Plan is being sought to permit options awarded under the 2010 Stock Plan to qualify as incentive stock options in accordance with the Code, to enable recipients of options to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, to meet the requirements under the rules of the NASDAQ Global Select Market, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code.  An affirmative vote of the holders of a majority of the total votes cast at the meeting in person or by proxy is required to constitute shareholder approval of the 2010 Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2010 STOCK PLAN.

PROPOSAL V

APPROVAL OF SUN BANCORP, INC.
2010 PERFORMANCE EQUITY PLAN

The Company’s Board of Directors adopted the Sun Bancorp, Inc. 2010 Performance Equity Plan (the “Performance Plan”) on August 23, 2010.  The Performance Plan shall become effective upon the date of shareholder approval of the Performance Plan (“Plan Effective Date”). The total number of shares of common stock to be reserved and available for awards under the Performance Plan is 2,700,000 shares representing 5.38% of the total of 50,175,224 shares of common stock anticipated to be outstanding after full conversion of the Series B Preferred Stock as disclosed in Proposal III.

Description of the Plan.  The following is a general description of the material features of the Performance Plan. This description is qualified in its entirety by reference to the full text of the Performance Plan, a copy of which is attached to this Proxy Statement as Appendix G.

Purpose of the Plan. The purpose of the Performance Plan is to establish an effective link between incentive compensation and performance for the officers and employees of the Company, and to further align the economic interests of such officers and employees with the Company’s shareholders by rewarding actions that result in building long-term shareholder value.

Eligibility for Awards.  Awards may be granted under the Performance Plan to selected officers  and employees.

Administration.  The Performance Plan will be administered by a committee of non-employee directors (the “Committee”).  Members of the Committee shall be deemed “Non-Employee Directors” within the meaning of Rule 16b-3 pursuant to the Securities Exchange Act of 1934, as amended.  In addition, to the extent deemed appropriate by the Board of Directors or the Committee, such members of the Committee will also be limited to those individuals that satisfy the requirements for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of Non-Employee Directors or outside directors shall not disqualify any actions taken by the Committee.  A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

The Committee will have broad authority under the Performance Plan with respect to Awards granted thereunder, including, the authority to:

•	select the individuals to receive Awards under the Performance Plan;
•	determine the type, number, vesting requirements and other features and conditions of individual Awards;
•	Establish or modify performance measures and other criteria that will determine if such Awards are earned, and to determine whether such performance measures have been attained;
•	interpret the Performance Plan and award agreements issued with respect to individual Awards; and
•	make all other decisions related to the operation of the Performance Plan.

Each Award granted under the Performance Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee shall be final, conclusive, and binding upon all persons with respect to Awards issued under the Performance Plan.

Shares Available; Adjustments.  The total number of shares of common stock to be reserved and available for awards under the Performance Plan is 2,700,000 shares. Such shares of Sun Bancorp common stock may be issued upon the exercise of options for incentive stock options and non-qualified stock options to purchase Sun Bancorp common stock.

Shares delivered in accordance with the Performance Plan shall be either authorized and unissued shares, shares purchased in the market or treasury shares, or partly out of each, as shall be determined by the Board. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the Performance Plan and to awards under the Performance Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

Awards under Plan. The Board or the Committee determines the participants who are granted awards, the terms of such award, and whether the awards are incentive stock options or non-qualified stock options.  In making this determination, the Board or the Committee considers several factors including prior and anticipated future job duties and responsibilities, job performance, the Company’s financial performance and a comparison of stock compensation awards given by other financial institutions.

The Performance Plan authorizes the grant of awards in the form of:

•
Stock options to purchase the Company’s common stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as “incentive stock options” or “ISOs”;

•
Stock options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as “non-qualified stock options” or “NSOs”;

Terms of Stock Options.  An Option gives the recipient the right to purchase shares of common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an Option may not be less than the 110% of the Fair Market Value of a share of common stock on the date of grant. “Fair Market Value” means: (i) if the common stock is listed on a national securities exchange (including the NASDAQ Stock Market), the closing sale price of a share on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use; and (ii) if the common stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Company and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder. The Committee shall determine the Fair Market Value in accordance with the above in good faith. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Performance Plan. If such Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Code, then such Awards will also comply with additional restrictions under Section 422 of the Code as set forth in the Performance Plan. (See “Federal Income Tax Treatment of Awards under the Plan” below).

Exercise of Options.  No shares of common stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a shareholder of the Company until shares of common stock are issued to such optionee.

Performance Conditions Applicable to Awards.  Upon the grant of an Award, the Committee shall establish the performance targets which must be met before such Awards may begin to become first exercisable.  Such performance targets will be expressed as a minimum threshold level and an optimum level, and each level of performance attainment will yield a specified number of Options that constitute such Award at such exercise price.  The terms and conditions of such Award for each Participant shall be detailed in an award agreement.  If such performance targets are not attained by December 31, 2013, then such Award shall be forfeited.  Once such performance targets are attained, as certified by the Committee, then 25% of the Options represented by such Award shall then be first exercisable, and 25% of such Options shall be first exercisable annually thereafter for three years. Such performance targets shall consist of Company financial metrics, peer group rankings based upon financial metrics, and such other criteria that may be established by the Committee as of the date of grant.

Vesting of Awards.  The Committee will determine the rate at which Awards that are granted become earned and non-forfeitable.  Generally, Awards under the Performance Plan will be earned and exercisable at the rate of 25% of such Options awarded following satisfaction of the performance criteria, and 25% of such Options shall be first exercisable annually thereafter for three years.

Award Payouts.  Typically, the Company may make payouts related to Awards in the form of common stock, however, the Company may, within its sole discretion, make payouts related to Awards in the form of common stock, cash or combinations of stock and cash.

Effect of Termination of Service on Awards.  The Committee will determine the impact of a termination of service upon an Award. Generally, an Option may only be exercised while the optionee serves as an employee of the Company or the Bank or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).

Effect of Death or Disability on Awards.  The Committee will determine the impact of death or disability upon an Award. In the event of the disability of an optionee during employment, an exercisable Option will generally continue to be exercisable for one year after such disability to the extent exercisable by the optionee immediately prior to the optionee’s disability.  In the event of the death of the optionee, such Options that are then exercisable will generally remain exercisable for at least two years from such date of death (but in no event after the expiration date of the Option).

Acceleration of Awards. The Committee may adjust or modify performance measures with respect to Awards or to accelerate the vesting of Awards, including the authority to determine that Awards shall be earned without regard to whether such performance measures previously established have been satisfied. Upon a Change in Control of the Company or the Bank, each Award then outstanding shall become immediately earned and exercisable.

Transferability. An incentive stock option is not assignable or transferable otherwise than by will or by the laws of descent and distribution.  A non-qualified stock option, on the other hand, may, with the prior written consent of the Committee, be assigned or transferred during the option recipient’s lifetime for valid estate planning purposes.

Effect of Mergers, Change of Control and Other Adjustments. Subject to any required action by the shareholders of the Company, the aggregate number of shares of the Company’s common stock for which awards may be granted hereunder or the number of shares of the Company’s common stock represented by each award is proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of the Company’s common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of the Company’s common stock effected without the receipt or payment of consideration by the Company.  Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee will (i) appropriately adjust the number of shares of the Company’s common stock subject to options, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the option recipient in connection therewith; and/or (iii) make such other adjustments in connection with the Performance Plan as the Committee deems necessary, desirable, appropriate or advisable.  However, no action may be taken by the Committee which would cause incentive stock options granted pursuant to the Performance Plan to fail to meet the requirements of Section 422 of the Code without the consent of the option recipient.

The Committee has the power to accelerate the vesting or exercise date of all awards granted under the Performance Plan.  In the case of a change in control of the Company, all outstanding awards become immediately earned and exercisable.  A “change in control” is defined to include:

•	the sale of all, or substantially all, of the assets of the Company;

•	the merger or recapitalization of the Company whereby the Company is not the surviving entity;

•	a change in control of the Company as otherwise defined or determined by the Federal Reserve Board or its regulations; or

•
the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group.

The capital raising transaction described in the Company’s Current Report on Form 8-K dated July 13, 2010 for the event dated July 7, 2010 will not be deemed a change in control under the Performance Plan.

The power of the Committee to accelerate the vesting and exercise of awards and the immediate exercisability of awards in the case of a change in control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options.  The power of the Committee to make adjustments in connection with the Performance Plan, including adjusting the number of shares subject to awards, accelerate the vesting of awards, modifying performance targets and canceling awards, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Performance Plan to operate in changed circumstances, to adjust the Performance Plan to fit a smaller or larger institution, and to permit the issuance of awards to new management following such extraordinary corporate action.  However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Performance Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company’s common stock, and to possibly decrease the number of awards available to new management of the Company.

Although the Performance Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt the Performance Plan specifically for anti-takeover purposes.  The Performance Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company’s Board and management in that recipients of options could choose to exercise such options and thereby increase the number of shares for which they hold voting power.  Also, the exercise of such options could make it easier for the Board and management to block the approval of certain transactions.  In addition, the exercise of such options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Plan. The Board of Directors may alter, suspend or discontinue the Performance Plan, except that no action of the Board shall increase the maximum number of shares of the Company’s common stock issuable under the Performance Plan, materially increase the benefits accruing to option recipients under the Performance Plan or materially modify the requirements for eligibility for participation in the Performance Plan unless such action of the Board shall be subject to approval by the shareholders of the Company.  No such action taken by the Board may have the effect of repricing the exercise price of Options without shareholder approval of such action.

Possible Dilutive Effects of the Plan.  The common stock to be issued upon the exercise of  Options awarded under the Performance Plan may either be authorized but unissued shares of common stock or shares purchased in the open market. Since the shareholders of the Company do not have preemptive rights, to the extent that the Company funds the Performance Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders may be diluted. The Company can avoid dilution resulting from awards under the Performance Plan by delivering shares repurchased in the open market upon the exercise of Options.

Federal Income Tax Consequences. Under present federal tax laws, awards under the Performance Plan have the following consequences:

•	The grant of an option does not by itself result in the recognition of taxable income to an option recipient nor entitle the Company to a tax deduction at the time of such grant.

•
The exercise of an option which is an “incentive stock option” within the meaning of Section 422 of the Code generally does not, by itself, result in the recognition of taxable income to an option recipient nor entitle the Company to a deduction at the time of such exercise.  However, the difference between the option exercise price and the Fair Market Value of the Company’s common stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an option recipient.  An option recipient recognizes capital gain or loss upon resale of the shares of Company’s common stock received pursuant to the exercise of incentive stock options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later.  Generally, if the shares are not held for that period, the option recipient recognizes ordinary income upon disposition in an amount equal to the difference between the option exercise price and the Fair Market Value of the Company’s common stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

•
The exercise of a non-qualified stock option results in the recognition of ordinary income by the option recipient on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Company’s common stock acquired pursuant to the option.

•
The Company is allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an option recipient at the time the option recipient recognizes such ordinary income.

•
In accordance with Section 162(m) of the Code, the Company’s tax deductions for compensation paid to the most highly paid executives named in the Company’s Proxy Statement may be limited to no more than $1 million per year, excluding certain “performance-based” compensation.  The Company intends for the award of options under the Performance Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the amount of the Company’s deduction for compensation related to the exercise of options would not be limited by Section 162(m) of the Code, however the Company may determine that it is appropriate to administer the Performance Plan in a manner that would limit the Company’s deductibility of compensation by the limits under Section 162(m) of the Code.

    Benefits to Named Executive Officers and Others.  At the present time, no determination has been made as to the granting of any awards under the Performance Plan.  Awards under the Performance Plan may be made by the Committee only after the Performance Plan is approved by shareholders. No determination with regard to any awards under the Performance Plan has been made prior to the date of shareholder approval of the Performance Plan.  All awards under the Performance Plan will be made in the future at the discretion of the Committee.  In no event shall Shares subject to Options granted to any single participant exceed more than 25% of the total number of shares authorized for award of Options under the Performance Plan.

Shareholder Approval. Shareholder approval of the Performance Plan is being sought to permit options awarded under the Performance Plan to qualify as incentive stock options in accordance with the Code, to enable recipients of options to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, to meet the requirements under the rules of the NASDAQ Global Select Market, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code.  An affirmative vote of the holders of a majority of the total votes cast at the meeting in person or by proxy is required to constitute shareholder approval of the Performance Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PERFORMANCE PLAN.

PROPOSAL VI

APPROVAL OF AN ADJOURNMENT OF THE MEETING IN CERTAIN CIRCUMSTANCES

Proposal No. VI would give the proxy holders discretionary authority to vote to adjourn the Annual Meeting if there are not sufficient shares voted at the Annual Meeting, in person or by proxy, to approve any of the Proposals II through V. If the Company desires to adjourn the Annual Meeting, the presiding officer of the Annual Meeting will request a motion that the Annual Meeting be adjourned with respect to any of Proposals II through V (provided that a quorum is present at the Annual Meeting), and no vote will be taken on those Proposals at the originally scheduled Annual Meeting. Unless revoked prior to its use, any proxy solicited for the Annual Meeting will continue to be valid for any adjourned meeting, and will be voted in accordance with instructions contained therein, and if no contrary instructions are given, for Proposals II through V.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. VI.

PROPOSAL VII

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 and is submitting such appointment to the Company’s shareholders for ratification.  A representative of Deloitte  & Touche LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the shareholders of the Company at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

Audit Fees and Services

Audit Fees.  The following table summarizes the aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates to the Company for professional services rendered for the fiscal years ended December 31, 2009 and 2008:

	2009	2008
	(In thousands)
Audit Fees	$597	$648
Audit-Related Fees	-	6
Tax Fees	68	89
All Other Fees	2	-
Total	$667	$743

Fees for audit services billed consisted of:

●          Audit of the Company’s annual financial statements;

●          Review of the Company’s quarterly financial statements; and

●          Comfort letters, consents and other services related to SEC matters.

Fees for audit-related services billed consisted of:

●          Due diligence associated with mergers/acquisitions;

●          Financial accounting and reporting consultations; and

●          Employee benefit plan audits.

Fees for tax services billed consisted of:

●
Tax compliance services - services rendered based upon facts already in existence or transactions that have already occurred to document, compute amounts to be included in tax filings and consisted of federal, state and local income tax return assistance; and

●
Tax planning and advice - services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result.  Such services consisted of tax advice related to structuring certain proposed mergers, acquisitions and disposals.

In considering the nature of the services provided by Deloitte & Touche LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services.  The Audit Committee discussed these services with Deloitte & Touche LLP and the Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

It is the Audit Committee’s policy to pre-approve all audit and non-audit services prior to the engagement of the Company’s independent registered public accounting firm to perform any service.  The policy contains a de minimus provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances.  The provision allows for the pre-approval requirement to be waived if all of the following criteria are met:

●	The service is not an audit, review or other attest service;

●
The aggregate amount of all such services provided under this provision does not exceed the lesser of $25,000 or five percent of total fees paid to the independent registered public accounting firm in a given fiscal year;

●	Such services were not identified at the time of the engagement to be non-audit services;

●	Such service is promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its designee; and

●	The service and fees are specifically disclosed in the Proxy Statement as meeting the de minimus requirement.

During 2009, fees totaling $2,000 (or 0.03%) were approved under the de minimus provision.

The Audit Committee is responsible for recommending the appointment of the Company’s independent registered public accounting firm and for meeting with such firm with respect to the scope and review of the annual audit.  Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Company with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Company as may be directed by the Board of Directors.

REPORT OF THE AUDIT COMMITTEE

For the fiscal year ended December 31, 2009, the Audit Committee (i) reviewed and discussed the Company’s audited financial statements with management, (ii) discussed with the Company’s independent auditors, Deloitte & Touche LLP, all matters required to be discussed under Statement of Auditing Standards No. 61, as amended as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and (iii) received from Deloitte & Touche LLP written disclosures and the letter regarding Deloitte & Touche LLP’s independence as required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s independence and discussed with Deloitte & Touche LLP its independence.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Audit Committee:  Peter Galetto, Jr. (Chair), John A. Fallone, Douglas J. Heun, Eli Kramer and Alfonse M. Mattia.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of the Company’s common stock, to file reports of ownership and changes in ownership of the Company’s common stock with the SEC.  Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 2009 with the exception of one untimely filing by Sidney R. Brown, Eli Kramer, Dan A. Chila, A. Bruce Dansbury and Bart Speziali, which were all due to an inadvertent error.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the Notice or proxy materials to beneficial owners.  In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.  The Company has retained _________________ to assist in the solicitation of proxies for a fee of $__________.

SHAREHOLDER PROPOSALS AND NOMINATIONS

In order to be considered for inclusion in the Company’s proxy materials for next year’s annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at the Company’s executive offices at 226 Landis Avenue, Vineland, New Jersey 08360, no later than May 23, 2011.  Any such proposal shall be subject to the requirements of the proxy rules adopted by the SEC under the Exchange Act.

Under the Company’s bylaws, shareholder proposals and shareholder nominations for directors that are not included in the Company’s proxy materials for next year’s annual meeting of shareholders will only be considered at the annual meeting if the shareholder submits notice of the proposal to the Company at the above address no earlier than 90 days prior nor later than 60 days prior to the first anniversary of this annual meeting or between July 27, 2011 and August 26, 2011.  However, the bylaws further provide that in the event the date of next year’s annual meeting is changed by more than 30 days from such anniversary date, the deadline for submission of proposals will be the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made.   In addition, shareholder proposals and shareholder nominations for directors must meet other applicable criteria as set forth in the Company’s bylaws in order to be considered at next year’s meeting.

The Company’s bylaws include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of shareholders.  A copy of such provisions is available upon request to:  Sun Bancorp, Inc., 226 Landis Avenue, Vineland, New Jersey 08360, Attention:  Corporate Secretary.

FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, WILL BE FURNISHED WITHOUT CHARGE (WITHOUT EXHIBITS) TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SUN BANCORP, INC., 226 LANDIS AVENUE, VINELAND, NEW JERSEY 08360.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” information we file with it, which means that we can disclose important information to you by referring you to other documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and information that we file later with the SEC will automatically update and supersede this information. In all cases, you should rely on the later information over different information included in this Proxy Statement.

We incorporate by reference the documents listed below and all future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, prior to the Meeting, except to the extent that any information contained in such filings is deemed “furnished” in accordance with SEC rules:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on March 16, 2010, (as amended on April 30, 2010);

•	Our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2010, filed on May 10, 2010, and for the fiscal quarter ended June 30, 2010, filed on August 6, 2010;

These documents contain important information about us and our financial condition. Information contained in this Proxy Statement supersedes information incorporated by reference that we have filed with the SEC prior to the date of this Proxy Statement while information that we file with the SEC after the date of this Proxy Statement that is incorporated by reference will automatically update and supersede this information.

Our filings are available on our website, www.sunnb.com. Information contained in or linked to our website is not a part of this Proxy Statement. You may also request a copy of these filings, at no cost, by writing or telephoning us at:

Sun Bancorp, Inc.
Attn.: Investor Relations
226 Landis Avenue
Vineland, New Jersey 08360
(856) 691-7700

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

MANDATORILY CONVERTIBLE CUMULATIVE NON-VOTING PERPETUAL

PREFERRED STOCK, SERIES B

OF

SUN BANCORP, INC.

Pursuant to Section 14A:7-2(4) of the New Jersey Business Corporation Act

The undersigned DOES HEREBY CERTIFY:

FIRST: The name of the corporation is SUN BANCORP, INC.

SECOND: That the following resolution was duly adopted by the Board of Directors of Sun Bancorp, Inc., a New Jersey corporation (hereinafter called the “Corporation”), at a meeting duly convened and held on July 7, 2010, at which a quorum was present and acting throughout:

RESOLVED, that pursuant to the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) and applicable law, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Section 1.   Designation. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B” (the “Series B Preferred Stock”). The number of shares constituting such series shall be 100,000.  The par value of the Series B Preferred Stock shall be $1.00 per share, and the liquidation preference shall be $1,000 per share.

Section 2.   Ranking. The Series B Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on a parity with each class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Parity Securities”), and (ii) senior to the Corporation’s common stock, par value $1.00 per share (the “Common Stock”), and each other class or series of capital stock of the Corporation outstanding or established after the Effective Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Junior Securities”).  The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders.

Section 3.   Definitions. The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:

(a)   “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b)   “Applicable Conversion Price” means the Conversion Price in effect at any given time.

(c)   “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Corporation after the Effective Date, other than issuances for which there shall be no adjustment to the Applicable Conversion Price pursuant to Section 10(d) below.

(d)   “As-Converted Basis” shall mean, for the purpose of determining the number of shares of Common Stock outstanding, a basis of calculation which takes into account (a) the number of shares of Common Stock actually issued and outstanding at the time of such determination, and (b) the number of shares of Common Stock that are then issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Common Stock, including without limitation, the Series B Preferred Stock and stock options for the purchase of any shares of Common Stock or Series B Preferred Stock.

(e)   “Business Day” means any day that is not Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(f)   “Certificate of Amendment” means this Certificate of Amendment of Sun Bancorp, Inc., dated ________, 2010.

(g)   “Closing Price” of the Common Stock on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock on the NASDAQ Stock Market on such date.  If the Common Stock is not traded on the NASDAQ Stock Market on any date of determination, the Closing Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or if the Common Stock is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported by Pink Sheets LLC or similar organization, or, if that bid price is not available, the market price of the Common Stock on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

For purposes of this Certificate of Determination, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock on the NASDAQ Stock Market shall be such closing sale price and last reported sale price as reflected on the website of the NASDAQ Stock Market (http://www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the NASDAQ Stock Market and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the NASDAQ Stock Market shall govern.  If the date of determination is not a Trading Day, then such determination shall be made as of the last Trading Day prior to such date.

(h)   “Common Stock” has the meaning set forth in Section 2.

(i)   “Conversion Price” means for each share of Series B Preferred Stock, $4.00, provided that the foregoing shall be subject to adjustment or limitation as set forth herein.

(j)   “Corporation” means Sun Bancorp, Inc., a New Jersey corporation.

(k)    “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(l)   “Effective Date” means the date on which shares of the Series B Preferred Stock are first issued.

(m)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

(n)   “Exchange Property” has the meaning set forth in Section 11(a).

(o)   “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(p)   “First Dividend Payment Date” has the meaning set forth in Section 4(b).

(q)   “Fundamental Change” means the occurrence of the consummation of any consolidation or merger of the Corporation or similar transaction or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Corporation and its subsidiaries, taken as a whole, to any Person other than one or more of the Corporation’s subsidiaries, in each case pursuant to which the Common Stock will be converted into cash, securities or other property, other than pursuant to a transaction in which the Persons that “beneficially owned” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, voting shares of the Corporation immediately prior to such transaction beneficially own, directly or indirectly, voting shares representing a majority of the continuing or surviving Person immediately after the transaction.

(r)   “Holder” means the Person in whose name the shares of the Series B Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series B Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

(s)           “Investor” means WLR SBI AcquisitionCo, LLC.

(t)   “Junior Securities” has the meaning set forth in Section 2.

(u)   “Liquidation Preference” means, as to the Series B Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series B Preferred Stock).

(v)   “Mandatory Conversion Date” means, with respect to the shares of Series B Preferred Stock, the third Business Day after which the Corporation has received the Shareholder Approvals (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event), provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.

(w)   “Notice of Mandatory Conversion” has the meaning set forth in Section 9(a).

(x)   “Parity Securities” has the meaning set forth in Section 2.

(y)   “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(z)   “Preferred Dividend Payment Dates” has the meaning set forth in Section 4(b).

(aa)   “Preferred Dividend Period” has the meaning set forth in Section 4(c).

(bb)   “Preferred Dividend Rate” means, with respect to any Preferred Dividend Period, 14.0%.

(cc)   “Purchase Agreement” means the Securities Purchase Agreement by and between the Corporation and WLR SBI AcquisitionCo, LLC, dated as of July 7, 2010.

(dd)   “Record Date” has the meaning set forth in Section 4(d).

(ee)   “Reorganization Event” has the meaning set forth in Section 11(a).

(ff)   “Series B Preferred Stock” has the meaning set forth in Section 1.

(gg)   “Shareholder Approvals” means (i) the approval of the shareholders of the Corporation necessary to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 and (ii) the approval of the shareholders of the Corporation necessary to approve the issuance of all shares of Common Stock as contemplated by the Purchase Agreement and the other agreements referred to therein, including conversion of the Series B Preferred Stock into Common Stock, for purposes of Rule 5635 of the NASDAQ Stock Market Rules.

(hh)   “Subsequent Dividend Payment Date” has the meaning set forth in Section 4(b).

(ii)   “Trading Day” means a day on which the shares of Common Stock:

(i)   are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii)   have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

(jj)   “Violation” means a violation of the shareholder approval requirements of Rule 5635 of the NASDAQ Stock Market Rules.

Section 4.   Dividends.  (a)  From and after the Effective Date, the Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, cumulative dividends of the type and in the amounts determined as set forth in this Section 4, and no more.

(b)   Commencing on the Effective Date, dividends shall accrue and shall be payable on the date that is 180 days from the Effective Date (the “First Dividend Payment Date”) and thereafter, semi-annually in arrears on January 1 and July 1 of each year (each, a “Subsequent Dividend Payment Date” and together with the First Dividend Payment Date, the “Preferred Dividend Payment Dates”) or, if any such day is not a Business Day, the next Business Day.  Dividends payable pursuant to this Section 4, if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors, will be, for each outstanding share of Series B Preferred Stock, payable in cash at an annual rate equal to the Preferred Dividend Rate.

(c)   Dividends payable pursuant to Section 4 will be computed on the basis of a 360-day year of twelve 30-day months and, for any Preferred Dividend Period greater or less than a full Preferred Dividend Period, will be computed on the basis of the actual number of days elapsed in the period divided by 360.  Each of (1) the period from the Effective Date to but excluding the First Dividend Payment Date, (2) the period from and including the First Dividend Payment Date to but excluding the first Subsequent Dividend Payment Date, and (3) thereafter, each period from and including a Subsequent Dividend Payment Date to but excluding the following Subsequent Dividend Payment Date, is herein referred to as a “Preferred Dividend Period”.

(d)   Each dividend will be payable to Holders of record as they appear in the records of the Corporation on the applicable record date (each, a “Record Date”), which with respect to dividends payable pursuant to this Section 4, shall be on the fifteenth day of the month immediately prior to the month in which the relevant Preferred Dividend Payment Date occurs.

(e)   Dividends on the Series B Preferred Stock are cumulative.  Such dividends shall begin to accrue and be cumulative from the Effective Date (in the case of the shares of Series B Preferred Stock issued on the Effective Date) or from the date in which such shares were issued (in the case of shares issued on any other date), shall compound at the Preferred Dividend Rate on each subsequent Preferred Dividend Payment Date (i.e., no dividends shall accrue on another dividend unless and until the first Preferred Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable semi-annually in arrears on each Preferred Dividend Payment Date, commencing with the First Dividend Payment Date.

(f)   So long as any shares of Series B Preferred Stock remain outstanding, if all dividends payable pursuant to Section 4 on all outstanding shares of the Series B Preferred Stock for any Preferred Dividend Period have not been paid, the Corporation shall not (x) declare or pay dividends with respect to, or, directly or indirectly, redeem, purchase or acquire any of its Junior Securities or (y) directly or indirectly, redeem, purchase or acquire any of its Parity Securities, other than, in each case, (i) redemptions, purchases or other acquisitions of Junior Securities or Parity Securities in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment plan, (ii) any declaration of a dividend in connection with any shareholders’ rights plan, or the issuance of rights, stock or other property under any shareholders’ rights plan, or the redemption or repurchase of rights pursuant thereto, (iii) conversions or exchanges of Junior Securities or Parity Securities for Junior Securities or Parity Securities and (iv) any purchase of fractional interests in shares of the Corporation’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged.  If dividends payable pursuant to Section 4 for any Preferred Dividend Payment Date are not paid in full and there are issued and outstanding shares of Parity Securities with the same Preferred Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Preferred Dividend Payment Dates, on a dividend payment date falling within a Preferred Dividend Period applicable to such Preferred Dividend Payment Date), then all dividends declared on shares of the Series B Preferred Stock and such Parity Securities on such date or dates, as the case may be, shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as full semi-annual dividends per share payable on the shares of the Series B Preferred Stock pursuant to Section 4 and all such Parity Securities otherwise payable on such Preferred Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Preferred Dividend Payment Dates, on a dividend payment date falling within a Preferred Dividend Period applicable to such Preferred Dividend Payment Date) (subject to such dividends on such Parity Securities having been declared by the Board of Directors out of legally available funds and including, in the case of any such Parity Securities that bear cumulative dividends, all accrued but unpaid dividends) bear to each other.

(g)   If the Mandatory Conversion Date with respect to any share of Series B Preferred Stock is prior to the Record Date with respect to the First Dividend Payment Date or the Record Date applicable to any Subsequent Dividend Payment Date, the Holder of such share of Series B Preferred Stock will not have the right to receive any dividends on the Series B Preferred Stock with respect to such Preferred Dividend Payment Date, provided that this shall not affect any rights to receive any accrued but unpaid dividends on the Series B Preferred Stock attributable to any Dividend Period completed prior to the Mandatory Conversion Date.

Section 5.   Liquidation. (a) In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount per share of Series B Preferred Stock equal to the greater of (i) the Liquidation Preference per share of Series B Preferred Stock plus an amount equal to any accrued but unpaid dividends thereon to and including the date of such liquidation and (ii) 110% of the payment or distribution to which the Holder of one share of Series B Preferred Stock would be entitled if such share were converted into Common Stock immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to the Corporation’s shareholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities.  After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.

(b)   In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series B Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c)   For the purposes of this Section 5, the consolidation or merger of the Corporation with any other corporation will not be deemed to constitute a liquidation, dissolution or winding up of the Corporation, provided, however, that a Fundamental Change shall be deemed to constitute such a liquidation.

Section 6.    Maturity. The Series B Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Amendment.

Section 7.   Redemptions. (a) The Series B Preferred Stock may not be redeemed by the Corporation prior to the third anniversary of the Effective Date.  Thereafter, the Corporation, at its option, may redeem in whole at any time the shares of Series B Preferred Stock at the time outstanding, upon notice given as provided in Section 7(c) below, at a redemption price per share payable in cash equal to the greater of (i) 125.0% of the sum of (A) the Liquidation Preference, plus (B) all accrued and unpaid dividends, whether or not declared, up to, but excluding, the date fixed for redemption and (ii) 110% of (A) the number of shares of Common Stock into which a share of Series B Preferred Stock would be convertible on the Trading Day immediately prior to the date fixed for redemption (assuming receipt of the Shareholder Approvals) multiplied by (B) the Closing Price of Common Stock on such Trading Day; provided that in no event shall such redemption price exceed 150% of the amount determined in accordance with clause (i) above.  The redemption price for any shares of Series B Preferred Stock shall be payable on the redemption date to the Holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent.  Any declared but unpaid dividends payable on a redemption date that occurs subsequent to a Record Date for a Preferred Dividend Period shall not be paid to the Holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Record Date.

(b)   The Series B Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions.  Holders of Series B Preferred Stock will have no right to require redemption of any shares of Series B Preferred Stock.

(c)   Notice of every redemption of shares of Series B Preferred Stock shall be given by first class mail, postage prepaid, addressed to the Holders of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation.  Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption; provided, however, that failure to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of shares of Series B Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B Preferred Stock to be so redeemed except as to the Holder to whom the Corporation has failed to give such notice or except as to the Holder to whom notice was defective.  Notwithstanding the foregoing, if the Series B Preferred Stock or any depositary shares representing interests in the Series B Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the Holders of Series B Preferred Stock at such time and in any manner permitted by such facility.  Each such notice given to a Holder shall state: (1) the redemption date; (2) the number of shares of Series B Preferred Stock to be redeemed; (3) the redemption price (or manner of determination of the redemption price); and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d)   If notice of redemption has been duly given as provided in Section 7(c) and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date unless the Corporation defaults in the payment of the redemption price, in which case such rights shall continue until the redemption price is paid, dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption, without interest.  Any funds unclaimed at the end of two years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the Holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.  Shares of outstanding Series B Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation, or converted into another series of Preferred Stock, shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series.

Section 8.   Mandatory Conversion. (a) Effective as of the close of business on the Mandatory Conversion Date, all shares of Series B Preferred Stock shall automatically convert into shares of Common Stock as set forth below.  The number of shares of Common Stock into which a share of Series B Preferred Stock shall be convertible shall be determined by dividing (i) the Liquidation Preference, plus all accrued and unpaid dividends with respect to any Preferred Dividend Period completed prior to the Mandatory Conversion Date (but not with respect to the Preferred Dividend Period in which the Mandatory Conversion Date occurs), by (ii) the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof).  Upon conversion, Holders shall receive cash in lieu of fractional shares in accordance with Section 13 hereof.

Section 9.   Conversion Procedures.

(a)   Upon occurrence of the Mandatory Conversion Date, the Corporation shall provide notice of such conversion to the Holders (such notice a “Notice of Mandatory Conversion”).  In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to each Holder shall state, as appropriate:

(i)   the Mandatory Conversion Date;

(ii)   the number of shares of Common Stock to be issued upon conversion of each share of Series B Preferred Stock held of record by such Holder and subject to such mandatory conversion; and

(iii)   if certificates are to be issued, the place or places where certificates for shares of Series B Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock.

(b)   Effective immediately prior to the close of business on the Mandatory Conversion Date, dividends shall no longer be declared on any such shares of Series B Preferred Stock and such shares of Series B Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holders to receive any declared and unpaid dividends on such shares to the extent provided in Section 4(g) and any other payments to which the Holders are otherwise entitled pursuant to Section 8, Section 11 or Section 13 hereof, as applicable.

(c)   No allowance or adjustment, except pursuant to Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on the Mandatory Conversion Date.  Prior to the close of business on the Mandatory Conversion Date, shares of Common Stock issuable upon conversion of the Series B Preferred Stock or other securities issuable upon conversion thereof shall not be deemed outstanding for any purpose, and the Holders shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding shares of Series B Preferred Stock.

(d)   Shares of Series B Preferred Stock converted in accordance with this Certificate of Determination will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance.

(e)   The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series B Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the Mandatory Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series B Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

(f)   No later than three (3) Business Days following delivery of the Notice of Conversion with respect to the Series B Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to each Holder thereof or each such Holder’s designee (or, at the Corporation’s option such shares shall be registered in book-entry form) upon presentation and surrender of the certificate evidencing the Series B Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

Section 10.   Anti-Dilution Adjustments.  The Conversion Price shall be subject to the following adjustments:

(a) (i)                      Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0

OS1

Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1 =
the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.

For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion

Price that would be in effect if such dividend or distribution had not been declared.

(ii)   Subdivisions, Splits and Combination of the Common Stock. If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS0

OS1
Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1 =	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.

(iii)   Issuance of Stock Purchase Rights. If the Corporation issues to all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a shareholders’ rights plan, a dividend reinvestment plan or share purchase plan or other similar plans and does not make the equivalent issuance to the Holders of Series B Preferred Stock) entitling them, for a period of up to 180 days (or any shorter period) from the date of issuance of such rights or warrants, to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + Y

OS0 + X
Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X =	the total number of shares of Common Stock issuable pursuant to such rights or warrants.

Y =
the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of shareholders entitled to receive such rights or warrants.

For the purposes of this clause (iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. The Corporation shall not issue any such rights or warrants in respect of shares of the Common Stock acquired by the Corporation. In the event that such rights or warrants described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared.  To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price (but giving effect to any other adjustments that may have been made with respect to the Conversion Price pursuant to the terms of this Certificate of Amendment) that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered.  In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined in a reasonable manner by the Board of Directors).

(iv)   Self Tender Offers and Exchange Offers.  If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

OS0 × SP0

AC + (SP0 × OS1)
Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1 =
the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer, giving effect to consummation of the acquisition of all shares validly tendered or exchanged (and not withdrawn) in connection with such tender or exchange.

AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.

(v)   Rights Plans.  To the extent that the Corporation has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series B Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Stock as described in clause (iii) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(vi)   Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock.  In the event the Corporation shall at any time after the Effective Date issue Additional Shares of Common Stock (excluding shares issued as a stock dividend, distribution, subdivision, stock split or combination as provided in Sections 10(a)(i) or (ii) above), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (on an As-Converted Basis) plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue (on an As-Converted Basis) plus the number of such Additional Shares of Common Stock so issued and/or deemed to be issued.

(vii)   Determination of Consideration.  For purposes of this Subsection 10(a), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows.  Such consideration shall:

(A)   insofar as it consists of cash, be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(B)   insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors, or if requested by the holders of 66-2/3% of the Series B Preferred Stock, by agreement of the Board of Directors and such holders, and if the Board of Directors and such holders do not agree on such fair market value, by an independent nationally-recognized investment banking firm selected by the Board of Directors and such holders pursuant to an evaluation procedure agreed upon by the Board of Directors and such holders; and

(C)   in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

(b)   All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent.  No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date, adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.  When any adjustment is to be made in respect of a distribution of Common Stock or rights or warrants to purchase Common Stock, such adjustment shall also be made for any securities convertible, exchangeable or exercisable for shares of Common Stock.

(c)   No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series B Preferred Stock (including without limitation pursuant to Section 4 hereof), without having to convert the Series B Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series B Preferred Stock may then be converted.

(d)   Notwithstanding anything contained herein, the Applicable Conversion Price shall not be adjusted:

(i)   upon the issuance of any shares of Common Stock pursuant to any present or future plan, sponsored by the Corporation and generally open to participation by the Corporation's securityholders, providing for the reinvestment of dividends or interest payable on the Corporation’s securities and/or the investment of additional optional amounts in shares of Common Stock;

(ii)   upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares, pursuant to any present or future benefit plan or program for employees, directors and/or consultants adopted or assumed by the Corporation or any of its subsidiaries;

(iii)   upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the Effective Date and not substantially amended thereafter;

(iv)   for a change in the par value or no par value of Common Stock; or

(v)   for accrued and unpaid dividends on the Series B Preferred Stock.

(e)   Whenever the Conversion Price is to be adjusted in accordance with Section 10(a), the Corporation shall: (i) compute the Conversion Price in accordance with Section 10(a), taking into account the $0.01 threshold set forth in Section 10(b) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a), taking into account the $0.01 threshold set forth in Section 10(b) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

Section 11.   Reorganization Events. (a) In the event that, prior to the Mandatory Conversion Date there occurs:

(i)   any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

(ii)   any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person; or

(iii)   any reclassification of the Common Stock into securities including securities other than the Common Stock;

(any such event specified in this Section 11(a), a “Reorganization Event”), then each share of Series B Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall automatically convert, effective as of the close of business on the Mandatory Conversion Date, into the type and amount of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an Affiliate of such counterparty) of that number of shares of Common Stock into which the share of Series B Preferred Stock would then be convertible (and for the purpose of such calculation, shares of Common Stock sufficient for the full conversion of all shares of Series B Preferred Stock shall be deemed to be authorized for issuance under the Certificate of Incorporation on such date) (such securities, cash and other property, the “Exchange Property”).

(b)   In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the consideration that the Holders are entitled to receive shall be deemed to be the types and amounts of consideration received by the majority of the holders of the shares of Common Stock that affirmatively make an election. The amount of Exchange Property receivable upon conversion of any Series B Preferred Stock in accordance with Section 8 shall be determined based upon the Conversion Price in effect on the date of consummation of the Reorganization Event.

(c)   The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.

(d)   The Corporation (or any successor) shall, within twenty (20) days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property.  Failure to deliver such notice shall not affect the operation of this Section 11.

(e)   Notwithstanding anything to the contrary in this Section 11 or otherwise in this Certificate of Amendment, the Corporation shall not enter into any agreement for a transaction constituting a Fundamental Change unless such agreement (i) entitles Holders to receive, on an as-converted basis, the securities, cash and other property receivable in such transaction by a holder of shares of Common Stock that was not the counterparty to such transaction or an Affiliate of such other party as described in Section 11(a), (ii) provides that each share of Series B Preferred Stock shall be converted into the number of shares of Common Stock as provided in Section 8 or (iii) provides that (1) the Series B Preferred Stock remains outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, is converted into or exchanged for preferred securities of the surviving or resulting entity or its ultimate parent, that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and (2) such Series B Preferred Stock remaining outstanding or such preferred securities, as the case may be, have such rights, preferences, privileges and voting powers, taken as a whole, as are not materially less favorable to the Holders thereof than the rights, preferences, privileges and voting powers of the Series B Preferred Stock, taken as a whole.  For the avoidance of doubt, nothing herein shall prohibit the Corporation from entering into or consummating a transaction constituting a Fundamental Change provided that the Series B Preferred Stock is treated as set forth in the preceding sentence.

Section 12.   Voting Rights. (a)  Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.

(b)   So long as any shares of Series B Preferred Stock are outstanding, the vote or consent of the Holders of sixty-six and two-thirds percent (66-2/3%) of the shares of Series B Preferred Stock at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by New Jersey law:

(i)   any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate of Amendment) or the Corporation’s bylaws that would significantly and adversely affect the rights or preferences of the Series B Preferred Stock;

(ii)   any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Corporation’s Certificate of Incorporation to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Corporation’s capital stock ranking senior to the Series B Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(iii)   any voluntary liquidation, dissolution or winding up of the Corporation; or

(iv)   the consummation of a reclassification involving the Series B Preferred Stock or a merger or consolidation of the Corporation with another entity, or a sale of all or substantially all of the assets of the Corporation, except that the Holders will have no right to vote under this provision or under New Jersey law if in each case (x) the Series B Preferred Stock remains outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, and (y) such Series B Preferred Stock remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, taken as a whole, as are not materially less favorable to the Holders thereof than the rights, preferences, privileges and voting powers of the Series B Preferred Stock, taken as a whole;

provided, however, that any increase in the amount of the authorized preferred stock or any securities convertible into preferred stock or the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock or any securities convertible into preferred stock ranking equally with and/or junior to the Series B

Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Corporation’s liquidation, dissolution or winding up will not, in and of itself, be deemed to adversely affect rights, preferences or privileges of the Series B Preferred Stock and, notwithstanding any provision of New Jersey law, Holders will have no right to vote solely by reason of such an increase, creation or issuance.

(c)   Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series B Preferred Stock shall have been converted into shares of Common Stock.

Section 13.   Fractional Shares.

(a)   No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series B Preferred Stock.

(b)   In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.

(c)   If more than one share of the Series B Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series B Preferred Stock so surrendered.

Section 14.   Reservation of Common Stock.

(a)   Following the receipt of the Shareholder Approvals, the Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Series B Preferred Stock, as provided in this Certificate of Amendment, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all such shares of Series B Preferred Stock then outstanding.  For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series B Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(b)   Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series B Preferred Stock, as herein provided, shares of Common Stock acquired by the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances.

(c)   All shares of Common Stock delivered upon conversion of the Series B Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(d)   Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series B Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e)   The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on The NASDAQ Stock Market or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series B Preferred Stock, and, for the purpose of such calculation, shares of Common Stock sufficient for the full conversion of all shares of Series B Preferred Stock shall be deemed to be authorized for issuance under the Certificate of Incorporation on such date.

Section 15.   Replacement Certificates.

(a)   The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.

(b)   The Corporation shall not be required to issue any certificates representing the Series B Preferred Stock on or after the Mandatory Conversion Date.

Section 16.   Tax Treatment. The Corporation covenants not to treat the Series B Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law.

RESOLVED, that all actions taken by the officers and directors of the Corporation or any of them in connection with the foregoing resolutions through the date hereof be, and they hereby are, ratified and approved.

IN WITNESS WHEREOF, the undersigned have signed and attested this certificate on the [●] day of [●], 2010.

SUN BANCORP, INC.

By:  ____________________________
        Name:
        Title:

APPENDIX B

SECURITIES PURCHASE AGREEMENT dated as of July 7, 2010 between SUN BANCORP, INC. and WLR SBI ACQUISITIONCO, LLC

B-ii

ARTICLE VI	Miscellaneous	65

6.1	Survival	65
6.2	Amendment	65
6.3	Waivers	65
6.4	Counterparts and Facsimile	65
6.5	Governing Law	65
6.6	Waiver of Jury Trial	65
6.7	Notices	66
6.8	Entire Agreement, Etc.	67
6.9	Other Definitions	67
6.10	Captions	68
6.11	Severability	68
6.12	No Third-Party Beneficiaries	69
6.13	Public Announcements	69
6.14	Specific Performance	69

B-iii

LIST OF EXHIBITS

Exhibit A:	Form of Series B Certificate
Exhibit B:	Form of Opinion of Counsel
Exhibit C:	Form of Officer’s Certificate from the Company
Exhibit D:	Investor Term Sheet

B-iv

INDEX OF DEFINED TERMS

Affiliate	67	ERISA Affiliate	23
Agency	29	ERISA Plan	23
Agreement	1	Exchange Act	15
Annual Meeting	41	Expense Reimbursement Deadline	35
Article XIII	59	FDIC	11
Beneficial Owner	68	First Closing	2
Beneficial Ownership	68	First Closing Approvals	4
Beneficially Own	68	First Closing Date	2
Benefit Plan	22	GAAP	15
BHC Act	2	Governmental Entity	3
Board Observer	40	Hazardous Substance	26
Board of Directors	5	her	68
Brown Family	1	herein	68
Burdensome Condition	61	hereof	68
Business Combination	9	hereunder	68
Business Combination Exemption		him	68
Resolution	59	his	68
business day	68	Holder	55
CBC Act	2	Holders’ Counsel	55
Certificate of Incorporation	1	include	68
Change in Control	8	included	68
Code	23	includes	68
Common Shares	1	including	68
Common Stock	1	Incumbent Directors	9
Company	1	Indemnified Party	43
Company 10-K	12	Indemnifying Party	43
Company Bank	39	Indemnitee	52
Company Financial Statements	15	Information	36
Company Preferred Stock	11	Initial Purchase Price	2
Company Reports	15	Initial Purchased Shares	2
Company Restricted Stock	12	Insurer	29
Company Significant Agreement	18	Intellectual Property	27
Company Stock Option	12	Investor	1
Company Stock Option Plans	12	Investor Agreement	5
Company Subsidiaries	11	Investor Nominee	40
Company Subsidiary	11	IRS	17
Company’s knowledge	68	it	68
control	68	IT Assets	27
controlled by	68	its	68
Conversion Shares	3	knowledge of the Company	68
Covered Persons	60	Liens	11
De Minimis Claim	44	Loan Investor	29
Disclosure Schedule	9	Loans	28
Environmental Law	26	Losses	43, 45
ERISA	22	Material Adverse Effect	9

B-v

Meeting End Date	34	SEC	10
NASDAQ	4	Second Closing	2
New Jersey Secretary	1	Second Closing Date	3
New Security	57	Second Closing Termination	64
NJBCA	26, 59	Second Closing Termination Date	64
OCC Agreement	5	Second Purchase Price	3
Other Private Placements	1	Securities	1
Other Securities Purchase Agreements	1	Securities Act	15
Pending Underwritten Offering	57	Selling Expenses	56
Pension Plan	23	Series B Certificate	1
Permitted Liens	16	Series B Preferred Shares	1
Permitted Transferee	62	Series B Preferred Stock	1
person	68	Shareholder Approvals	13
Piggyback Registration	46	Shareholder Litigation	39
Plan Asset Regulations	61	Shelf Registration Statement	46
Pool	29	Special Registration	47
Pre-Closing Period	36	subsidiary	67
Previously Disclosed	10	Takeover Law	26
Purchase Price	3	Tax	17
Register	55	Tax Return	18
registered	55	Taxes	17
Registrable Securities	56	Threshold Amount	44
registration	55	Transaction Documents	1
Registration Deadline	45	Transaction Expenses	35
Registration Expenses	56	Transfer	62
Regulatory Action	27	under common control with	68
Rule 144	56	Unlawful Gains	22
Rule 144A	56	VCOC	61
Rule 158	56	VCOC Investor	61
Rule 159A	56	Voting Agreement	1
Rule 405	56	Voting Debt	12
Rule 415	56	without limitation	68
Scheduled Black-out Period	56

B-vi

SECURITIES PURCHASE AGREEMENT, dated as of July 7, 2010 (this "Agreement"), between Sun Bancorp, Inc., a New Jersey corporation (the "Company"), and WLR SBI AcquisitionCo, LLC, a Delaware limited liability company (the "Investor").

RECITALS:

A. The Investment.  The Company intends to sell to the Investor, and the Investor intends to purchase from the Company, as an investment in the Company, the securities as described herein.  The securities to be purchased at the first closing are 1,812,500 shares of common stock, par value $1.00 per share, of the Company (the "Common Stock" or "Common Shares").  The securities to be purchased at the second closing, subject to adjustment as of the date of the second closing in accordance with the terms hereof, are 42,626 shares of Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B, par value $1.00 per share, of the Company, having the terms set forth on Exhibit A (the "Series B Preferred Stock" or "Series B Preferred Shares").

B. The Securities.  The term "Securities" refers collectively to (i) the shares of Common Stock and Series B Preferred Stock purchased under this Agreement and (ii) any securities (including shares of Common Stock) into which any of the foregoing are converted, exchanged or exercised in accordance with the terms thereof and this Agreement.  When issued, the Series B Preferred Stock will have the designations, relative rights, preferences and limitations set forth in the certificate of amendment, substantially in the form attached as Exhibit A (the "Series B Certificate"), made a part of the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), by filing the Series B Certificate with the Secretary of State of the State of New Jersey (the "New Jersey Secretary").

C. Additional Private Placements.  Concurrently with the first closing and second closing hereunder, the Company has agreed to sell Common Shares and Preferred Shares, respectively, in private placements to the other investors listed in Section 1.2(a) of the Disclosure Schedule (the "Other Private Placements") under separate securities purchase agreements (the "Other Securities Purchase Agreements").

D. Voting Agreement.  Concurrently with the execution hereof, each of Bernard A. Brown, Sidney R. Brown, Ike Brown, Jeffrey S. Brown and Anne E. Koons and certain Affiliates thereof (collectively, the "Brown Family") is entering into an agreement with the Investor to vote all of his or her shares of Common Stock in favor of the Shareholder Approvals (as defined below) (the "Voting Agreement").

E. Transaction Documents.  The term "Transaction Documents" refers to this Agreement, the Other Securities Purchase Agreements, the Series B Certificate, the Investor Agreement and the Voting Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

Purchase; Closings

1.1   Purchase.  On the terms and subject to the conditions set forth herein, the Investor will purchase from the Company, and the Company will issue and sell to the Investor, a number of shares of Common Stock and Series B Preferred Stock as set forth herein.

1.2   Closings.  The transactions contemplated hereby will occur over two closings.

(a)   First Closing.

    (1)   Subject to the satisfaction (or, where permissible, waiver) of the conditions to closing set forth in Section  1.2(c), the first closing (the "First Closing") shall take place at a time and date as shall be agreed upon by the parties hereto, but in no event later than the third business day after the date of satisfaction or waiver of the last of the conditions specified in Section 1.2(c), at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 4 Times Square, New York, New York 10036, or such other date or location as agreed by the parties in writing.  The date of the First Closing is referred to as the "First Closing Date."

    (2)   Subject to the satisfaction of the conditions described in Section 1.2(c), at the First Closing, the Company will deliver to the Investor one or more certificates bearing the appropriate legends herein provided for and free and clear of all Liens representing 1,812,500 shares of Common Stock (the "Initial Purchased Shares") against payment by the Investor of $7,250,000 (the "Initial Purchase Price") by wire transfer of immediately available United States funds to a bank account designated by the Company; provided, that if the Initial Purchased Shares would cause the Investor or its Affiliates to be deemed for purposes of the Bank Holding Company Act of 1956, as amended (the "BHC Act"), or the Change in Bank Control Act of 1978, as amended (the "CBC Act"), to own 10% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company, then the Investor shall purchase the highest number of shares of Common Stock at a purchase price of $4.00 per share (and the Initial Purchase Price shall be reduced accordingly) such that the Investor will not be deemed for purposes of the BHC Act or the CBC Act to own 10% or more of any class of voting securities of the Company or to otherwise control the Company.  Any determinations under the proviso of the immediately preceding sentence shall take into account the appropriate regulatory treatment of convertible securities.

(b)   Second Closing.

    (1)   Subject to the satisfaction (or, where permissible, waiver) of the conditions to closing set forth in Section 1.2(d), the second closing (the "Second Closing") shall take place at a time and date as shall be agreed upon by the parties hereto, but in no event later than the tenth business day after the date of satisfaction or waiver of the last of the conditions specified in Section 1.2(d), at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at 4 Times Square, New York, New York 10036, or such other date or location as agreed by the parties in writing.  The date of the Second Closing is referred to as the "Second Closing Date."

    (2)   Subject to the satisfaction of the conditions described in Section 1.2(d), at the Second Closing, the Company will deliver to the Investor one or more certificates bearing the appropriate legends herein provided for and free and clear of all Liens representing 42,626 shares of Series B Preferred Stock against payment by the Investor of $42,626,000 (the "Second Purchase Price" and together with the Initial Purchase Price, the "Purchase Price") by wire transfer of immediately available United States funds to a bank account designated by the Company; provided that if the Common Shares issued at the First Closing and the shares of Common Stock issuable upon the conversion of the Series B Preferred Shares (the "Conversion Shares") would cause the Investor or its Affiliates to be deemed for purposes of the BHC Act to own 25% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company, then the number of Series B Preferred Shares to be purchased at the Second Closing shall be reduced to the highest number of Series B Preferred Shares at a purchase price per share of $1,000 (and the Second Purchase Price and the Purchase Price shall be reduced accordingly) such that the Investor will not be deemed for purposes of the BHC Act to own 25% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company.  Any determinations under the proviso of the immediately preceding sentence shall take into account the appropriate regulatory treatment of convertible securities.

(c)    Conditions to First Closing.

  (1)   The obligation of the Investor to consummate the First Closing is subject to the fulfillment prior to or contemporaneously with the First Closing of each of the following conditions:

    (i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the First Closing or shall prohibit or restrict the Investor or its Affiliates from owning, voting, or, subject to the receipt of the Shareholder Approvals (defined below), converting or exercising, any securities of the Company in accordance with the terms thereof and no lawsuit shall have been commenced by any court, administrative agency, or governmental or regulatory authority or instrumentality, whether federal, state, local or foreign, or any industry self-regulatory organization (each, a "Governmental Entity") or third party seeking to effect any of the foregoing;

    (ii)   the representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date hereof and as of the First Closing (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all respects as of such date);

    (iii)   the Company shall have performed all obligations required to be performed by it at or prior to or contemporaneously with the First Closing under this Agreement;

    (iv)   since the date hereof, there shall not have occurred any circumstance, event, change, development or effect that, individually or in the  aggregate, has had or could reasonably be expected to have a Material Adverse Effect on the Company or the Company Bank;

   (v)   the Company shall receive gross proceeds from the sale of Common Shares pursuant to this Agreement and the Other Securities Purchase Agreements of an aggregate amount of $18,691,000 from the investors listed in Section 1.2(a) of the Disclosure Schedule, contemporaneously with the First Closing, and all of such proceeds, other than (A) amounts used to reimburse the Investor for its out-of-pocket fees and expenses pursuant to Section 3.2 of this Agreement and (B) amounts to pay expenses of the Company related to the shareholders' meeting to be held in connection with the Shareholder Approvals and the transactions contemplated by the Transaction Documents shall be contributed as capital to the Company Bank;

   (vi)   the Company shall have reimbursed the Investor for an amount equal to $300,000 in respect of the out-of-pocket fees and expenses incurred by the Investor in connection with the transactions contemplated hereby;

    (vii)   counsel for the Company shall have delivered to the Investor their written opinion, dated the First Closing Date, in the form set forth in Exhibit B hereto, in form and substance satisfactory to the Investor;

    (viii)   the Company shall have delivered to the Investor a duly executed Officer's Certificate in the form set forth in Exhibit C hereto;

    (ix)   the Company shall have caused the shares of Common Stock issuable at the First Closing, as well as the Conversion Shares, to be approved for listing on the NASDAQ Global Select Market ("NASDAQ"), subject to official notice of issuance;

    (x)   the Company and the Investor shall have made or obtained any application, notice, filing, approval, consent, non-objection, or exemption as may be required to, from, or by any Governmental Entity in order to consummate the transactions contemplated by the Transaction Documents to be completed at the First Closing, including, without limitation, submission by the Investor of customary passivity commitments to the Federal Reserve and the concurrence of Federal Reserve staff that neither the Investor nor its Affiliates will control the Company for purposes of the CBC Act or BHC Act or otherwise be required to become a bank holding company (collectively, the "First Closing Approvals");

    (xi)   the Investor shall have determined, in its reasonable good faith judgment, that consummation of the transactions contemplated by the Transaction Documents would not result in a Burdensome Condition;

    (xii)   no law, rule, regulation, policy, order, guideline or regulatory interpretation, other than the Dodd-Frank Wall Street Reform and Consumer Protection Act, shall have been enacted, issued, implemented or modified after the date hereof that would, in the reasonable and good faith judgment of the Investor, materially and adversely affect the anticipated benefits or burdens of the transactions contemplated herein;

    (xiii)   except as Previously Disclosed, no Regulatory Action shall have been threatened in writing or issued by any Governmental Entity with regulatory authority over the Company and its subsidiaries and neither the Company nor the Company Bank shall have entered into an agreement with respect to or otherwise consented to a Regulatory Action;

    (xiv)   except as Previously Disclosed, the Company Bank shall be in compliance with the Agreement by and between the Company Bank and the Office of the Comptroller of the Currency, dated April 15, 2010 (the "OCC Agreement"), in all material respects, and after giving effect to the investment to be made hereunder at the First Closing and the investments pursuant to the Other Securities Purchase Agreements, the Company Bank's regulatory capital ratios shall meet or exceed the requirements set forth in the OCC Agreement;

    (xv)   contemporaneously with the Closing, (a) to the extent required by applicable law or regulation, the Investor Nominee shall have received a notice of non-objection or any other approval required from the applicable bank regulators, including under the OCC Agreement, and grant of a waiver under the Depository Institution Management Interlocks Act, and (b) the Investor Nominee shall have been appointed to the board of directors of the Company (the "Board of Directors") and the board of directors of the Company Bank;

    (xvi)   each of (a) each member of the Brown Family and their Affiliates and (b) Affiliates of Siguler Guff & Company, LP owning shares of the Company's capital stock shall have entered into an agreement with the Investor, substantially on the terms set forth on Exhibit D, in a form acceptable to the Investor (the "Investor Agreement"); and

    (xvii)   at Closing, the Company will deliver a certificate of the Chief Executive Officer or the Chief Financial Officer certifying compliance with each of the above conditions and upon the request of the Investor shall provide sufficient detail that the Investor may verify compliance.

(2) The obligation of the Company to consummate the First Closing is subject to the fulfillment prior to or contemporaneously with the First Closing of each of the following conditions:

(i)   the representations and warranties of the Investor set forth in Section 2.3 of this Agreement shall be true and correct in all respects as of the date hereof and as of the First Closing (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all respects as of such date);

(ii)   the Company and the Investor shall have obtained the approvals and authorizations of, filings and registrations with, and notifications to, and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, required to consummate the First Closing;

(iii)   the Investor shall have performed all obligations required to be performed by it at or prior to the First Closing under this Agreement; and

(iv)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the First Closing and no lawsuit shall have been commenced by any Governmental Entity seeking to effect any of the foregoing.

(d)   Conditions to Second Closing.

(1)   The obligation of the Investor to consummate the Second Closing is subject to the fulfillment prior to or contemporaneously with the Second Closing of each of the following conditions:

(i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Second Closing or shall prohibit or restrict the Investor or its Affiliates from owning, voting, or, subject to the receipt of the Shareholder Approvals, converting or exercising, any securities of the Company in accordance with the terms thereof and no lawsuit shall have been commenced by any Governmental Entity or third party seeking to effect any of the foregoing;

(ii)   the Company shall have performed all obligations required to be performed by it at or prior to or contemporaneously with the Second Closing under this Agreement;

(iii)   the Series B Certificate shall have been filed with the New Jersey Secretary and shall be in full force and effect;

(iv)   the Company and the Investor shall have made or obtained any application, notice, filing, approval, consent, non-objection, or exemption as may be required to, from, or by any Governmental Entity in order to consummate the transactions contemplated by the Transaction Documents to be completed at the Second Closing, including, without limitation, notice and non-objection of the Federal Reserve pursuant to the CBC Act and the concurrence of Federal Reserve staff that neither the Investor nor its Affiliates will control the Company for purposes of the BHC Act or otherwise be required to become a bank holding company;

(v)   the Investor shall have determined in its reasonable good faith judgment that consummation of the transactions contemplated by the Transaction Documents would not result in a Burdensome Condition;

(vi)   no law, rule, regulation, policy, order, guideline or regulatory interpretation, other than the Dodd-Frank Wall Street Reform and Consumer Protection Act, shall have been enacted, issued, implemented or modified after the First Closing Date that would, in the reasonable and good faith judgment of the Investor, materially and adversely affect the anticipated benefits or burdens of the transactions contemplated herein;

(vii)   the Company shall have reimbursed the Investor for all Transaction Expenses, subject to a maximum aggregate expense reimbursement to the Investor in respect of the Transaction Expenses (including any amounts paid at the First Closing and, if applicable, the Expense Reimbursement Deadline) of $900,000; and

(viii)   the Company shall receive gross proceeds from the sale of Series B Preferred Shares pursuant to this Agreement and the Other Securities Purchase Agreements of an aggregate amount of $82,026,000 from the investors listed in Section 1.2(a)(1) of the Disclosure Schedule, contemporaneously with the Second Closing, and an amount of such proceeds necessary for the Company Bank to maintain a pro forma total risk based capital ratio of 12% shall be contributed as capital to the Company Bank.

(2)   The obligation of the Company to consummate the Second Closing is subject to the fulfillment prior to or contemporaneously with the Second Closing of each of the following conditions:

(i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Second Closing and no lawsuit shall have been commenced by any Governmental Entity seeking to effect any of the foregoing;

(ii)   the Investor shall have performed all obligations required to be performed by it at or prior to or contemporaneously with the Second Closing under this Agreement; and

(iii)   the Company and the Investor shall have obtained the approvals and authorizations of, filings and registrations with, and notifications to, and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, required to consummate the Second Closing.

1.3 Second Closing Adjustments

(a)   In the event that, at or prior to the Second Closing, there occurs any transaction that would result in any adjustment or give rise to any right under Section 10 of the Series B Certificate with respect to Series B Preferred Stock, if the Series B Certificate had been filed with the State of New Jersey and was in full force and effect, then at the Investor's option, which may be exercised in the Investor's sole discretion, the number of shares of Series B Preferred Stock to be issued to the Investor at the Second Closing under this Agreement shall be equitably adjusted and/or the shares of Series B Preferred Stock to be issued to the Investor at the Second Closing under this Agreement shall be equitably substituted with shares of other stock or securities or property (including cash), in each case, to provide the Investor with substantially the same economic benefit as the Investor would have had if the Series B Certificate had been filed with the State of New Jersey and were in full force and effect and the Investor had held Series B Preferred Stock at the time of the applicable transaction.  Notwithstanding anything in this Agreement to the contrary, in no event shall the Purchase Price or any component thereof be changed by the foregoing.

(b)   Notwithstanding anything in this Agreement to the contrary, the Company shall not directly or indirectly effect or cause to be effected any transaction with a third party that would reasonably be expected to result in a Change in Control unless such third party shall have provided prior assurance in writing to the Investor (in a form that is reasonably satisfactory to the Investor) that the terms of this Agreement, including this Section 1.3, shall be fully performed (i) by the Company or (ii) by such third party if it is the successor of the Company or if the Company is its direct or indirect subsidiary.  For the avoidance of doubt, it is understood and agreed that, in the event that a Change in Control occurs prior to the Second Closing, the Investor shall maintain the right under this Agreement to acquire, pursuant to the terms and conditions of this Agreement, the securities to be acquired at the Second Closing (or such shares of stock or other securities or property (including cash) into which such securities may have become exchangeable as a result of such Change in Control), as if the Second Closing had occurred immediately prior to such Change in Control.

(1)   "Change in Control" means, with respect to the Company, the occurrence of any one of the following events:

(i)   any person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate number of the voting securities of the Company; provided, however, that the event described in this paragraph (i) will not be deemed a Change in Control by virtue of any holdings or acquisitions: (i) by the Company or any of the Company Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of the Company Subsidiaries; provided that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding voting securities of the Company, or (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities;

(ii)   the event described in paragraph (i) above in this definition of "Change in Control" (substituting all references to 50% in such clause for

"24.9%"), and in connection with such event, individuals who, on the date of this Agreement, constitute the Board of Directors (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors; provided that any person becoming a director subsequent to the date of this Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of paragraph (iii) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Investor Nominee will be treated as an Incumbent Director even if the person designated to be such Investor Nominee should change;

(iii)   the consummation of a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company's shareholders (a "Business Combination");

(iv)   the shareholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets; or

(v)   the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in paragraphs (i) through (iv) of this definition.

ARTICLE II

Representations and Warranties

2.1 Disclosure.

(a)   On or prior to the date of this Agreement, the Company delivered to the Investor a schedule ("Disclosure Schedule") setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 2.2 or to one or more of its covenants contained in Article III; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in such schedule shall not be deemed an admission that such item represents a material exception or material fact, event, or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on the Company.

(b)   "Material Adverse Effect" means, with respect to the Investor, only clause (2) that follows, or, with respect to the Company, both clauses (1) and (2) that follow, any circumstance, event, change, development or effect that, individually or in the aggregate (1) is or would reasonably be expected to be material and adverse to the financial position, results of operations, business, assets or liabilities, management or condition (financial or otherwise) of the Company and the Company Subsidiaries taken as a whole, or (2) would or would reasonably be expected to materially impair the ability of either the Investor or the Company, respectively, to perform its respective obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the transactions contemplated by this Agreement; provided, however, that in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in generally accepted accounting principles or regulatory accounting principles generally applicable to banks, savings associations or their holding companies, (B) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Investor, (C) changes, after the date hereof, in the market price or trading volumes of the Common Stock or the Company's other securities (but not the underlying causes of such changes); (D) proposed changes or changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by Governmental Entities, (E) changes in general economic, monetary or financial conditions, including changes in prevailing interest rates, credit markets, secondary mortgage market conditions or housing price appreciation/depreciation trends, (F) the failure of the Company to meet any internal or public projections, forecasts, estimates or guidance (including guidance as to "earnings drivers") for any period ending on or after December 31, 2009 (but not the underlying causes of such failure), and (G) changes in global or national political conditions, including the outbreak or escalation of war or acts of terrorism; except, with respect to any one or more of clauses (A), (D), (E) and (G), to the extent that the effects of such changes have a disproportionate effect on the Company and the Company Subsidiaries, taken as a whole, relative to other banks, savings associations and their holding companies generally.

(c)   "Previously Disclosed" with regard to the Company (1) means information set forth on its Disclosure Schedule corresponding to the provision of this Agreement to which such information relates; provided that information which is reasonably apparent on its face that it relates to another provision of this Agreement, shall also be deemed to be Previously Disclosed with respect to such other provision and (2) includes information publicly disclosed by the Company in the Company Reports filed by it with or furnished to the U.S. Securities and Exchange Commission (the "SEC") on or after January 1, 2010, including amendments thereto filed prior to the date hereof, and publicly available prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading "Risk Factors," any disclosure of risks included in any "forward-looking statements" or any other disclaimers that are non-specific or statements that are predictive or forward-looking in nature, and any exhibits thereto and documents incorporated by reference therein).

2.2   Representations and Warranties of the Company.  Except as Previously Disclosed, the Company represents and warrants as of the date of this Agreement and as of the First Closing Date (except to the extent made only as of a specified date, in which case as of such date) to the Investor that:

(a)   Organization and Authority.  The Company is a corporation duly organized and validly existing under the laws of the State of New Jersey, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on the Company and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted.  The Company is duly registered as a bank holding company under the BHC Act.  The Company has furnished or made available to the Investor, prior to the date hereof, true, correct and complete copies of the Certificate of Incorporation and the Company's bylaws, in each case as amended through the date of this Agreement.

(b)   Company's Subsidiaries.  The Company has Previously Disclosed a true, complete and correct list of all of its subsidiaries as of the date of this Agreement (individually, a "Company Subsidiary" and, collectively, the "Company Subsidiaries").  All shares of the outstanding capital stock of each of the Company Subsidiaries are owned directly or indirectly by the Company.  No equity security of any Company Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, preemptive right, right to subscribe to, gross-up right, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such Company Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Company Subsidiary is bound to issue additional shares of its capital stock, or any option, warrant or right to purchase or acquire any additional shares of its capital stock.  All of the issued and outstanding shares of capital stock (or equivalent interests of entities other than corporations) of each of the Company Subsidiaries are duly authorized and validly issued, fully paid and, subject to 12 U.S.C. 55 (solely with respect to the Company Bank), nonassessable and are owned, directly or indirectly, by the Company free and clear of any lien, adverse right or claim, charge, option, pledge, covenant, title defect, security interest or other encumbrances of any kind ("Liens") with respect thereto. Neither the Company nor any of the Company Subsidiaries is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of any Company Subsidiary.  Each Company Subsidiary is an entity duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of organization, and has corporate or other appropriate organizational power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted, except as would not reasonably be expected to have a Material Adverse Effect on the Company.  Except in respect of the Company Subsidiaries, the Company does not own beneficially, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.  The Company Bank is duly organized and validly existing as a national bank and its deposit accounts are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by the Federal Deposit Insurance Act and the rules and regulations of the FDIC thereunder, and all premiums and assessments required to be paid in connection therewith have been paid when due.  The Company has furnished or made available to the Investor, prior to the date hereof, true, correct and complete copies of the articles of association and bylaws of the Company Bank as amended through the date of this Agreement.

(c)   Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $1.00 per share (the "Company Preferred Stock").  As of June 30, 2010, there were 23,482,136 shares of Common Stock outstanding and no shares of Company Preferred Stock outstanding.  From the date of this Agreement through the Second Closing Date, except pursuant to the Transaction Documents and the transactions contemplated hereby and thereby, the Company shall not have (i) issued or authorized the issuance of any shares of Common Stock or Company Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock (other than shares issued upon the exercise of Company Stock Options outstanding on the date of this Agreement and disclosed in the Company's Disclosure Schedule), (ii) reserved for issuance any shares of Common Stock or Company Preferred Stock or (iii) repurchased or redeemed, or authorized the repurchase or redemption of, any shares of Common Stock or Company Preferred Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock.  As of the date hereof, there are (i) outstanding stock options issued under the Company's 1997 Stock Option Plan, as amended and restated prior to the date hereof and as filed as exhibit 10.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 2009 (the "Company 10-K"), 2002 Stock Option Plan as filed as exhibit 10.3 to the Company 10-K, 2004 Stock-Based Incentive Plan, as amended and restated prior to the date hereof and as filed as exhibit 10.4 to the Company 10-K and other stock option plans from prior acquisitions for the Company (together, the "Company Stock Option Plans") to purchase an aggregate of 2,274,375 shares of the Common Stock (each, a "Company Stock Option"), (ii) an aggregate of 230,785 shares of restricted stock ("Company Restricted Stock") outstanding under the Company Stock Option Plans and (iii) 1,024,391 shares of the Common Stock reserved for issuance under the Company Stock Option Plans and the Employee Stock Purchase Plan and the Director Stock Purchase Plan.  Other than in respect of awards outstanding under or pursuant to the Company Stock Option Plans, no shares of Common Stock or Company Preferred Stock are reserved for issuance.  All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.  Each Company Stock Option (i) was granted in compliance with all applicable laws and all of the terms and conditions of the Company Stock Option Plans pursuant to which it was issued, (ii) has an exercise price per share of Common Stock equal to or greater than the fair market value of a share of Common Stock on the date of such grant and (iii) has a grant date on or after the date on which the Board of Directors or compensation committee of the Board of Directors actually awarded such Company Stock Option.  Neither the Company nor any of its officers, directors, or employees is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of the Company.  No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders of the Company may vote ("Voting Debt") are issued and outstanding.  Except as set forth elsewhere in this Section 2.2(c), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, repurchase rights, commitments, or agreements of any character calling for the purchase or issuance of, or securities or rights convertible into or exchangeable or exercisable for, any shares of Common Stock or Company Preferred Stock or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of capital stock of the Company (including any rights plan or agreement).  The Company has Previously Disclosed all shares of Company capital stock that have been purchased, redeemed or otherwise acquired, directly or indirectly, by the Company or any Company Subsidiary since December 31,

2009 and all dividends or other distributions that have been declared, set aside, made or paid to the shareholders of the Company since that date.

(d)   Authorization.

(1)   The Company has the corporate power and authority to enter into and deliver this Agreement and the other Transaction Documents to which it is a party and, subject to obtaining the Shareholder Approvals (solely with respect to the conversion of the Series B Preferred Stock), to carry out its obligations hereunder and thereunder.  The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Company and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Securities in accordance with the terms of this Agreement and the increase in the authorized shares of the Company, have been duly authorized by the affirmative vote of at least a majority of the directors on the Board of Directors.  This Agreement and the Other Securities Purchase Agreements have been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Investor and the Other Securities Purchase Agreements by all investors party thereto, are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer or similar laws relating to or affecting creditors generally or by general equitable principles (whether applied in equity or at law).  No other corporate proceedings or approvals or authorizations by the Company of the Company shareholders are necessary for the execution and delivery by the Company of this Agreement and the other Transaction Documents to which it is a party, the performance by the Company of its obligations hereunder and thereunder or the consummation by the Company of the transactions contemplated hereby and thereby, except for the receipt of the Shareholder Approvals necessary to permit the conversion of the Series B Preferred Stock.  The only vote of the shareholders of the Company required to approve (i) the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 shares and (ii) the issuance of Common Shares and Conversion Shares for purposes of rule 5635 of NASDAQ's listing rules to the Investor and the investors participating in the Other Private Placements is a majority of the votes cast on such proposal (such shareholder approvals, the "Shareholder Approvals").  All shares of Common Stock owned by the shareholders party to the Voting Agreement as of the date hereof are eligible to be voted at any meeting of the shareholders of the Company called to consider the Shareholder Approvals on the matters which are the subject of such meeting.  The Board of Directors has resolved that the transactions contemplated hereby and by the Other Securities Purchase Agreements are in the best interests of shareholders of the Company and has determined to unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown to the extent they are members of the Board of Directors) to the shareholders the approval of the actions with respect to the Shareholder Approvals.

(2)   Neither the execution, delivery and performance by the Company of this Agreement or the other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by the Company with any of the provisions of any of the foregoing, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or result in the loss of any benefit or creation of any right on the part of any third party under, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien, upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of (A) its Certificate of Incorporation or bylaws (or similar governing documents) or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any ordinance, permit, concession, grant, franchise, law, statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of their respective properties or assets, except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches that are not material to the Company, individually or in the aggregate.

(3)   Other than the securities or blue sky laws of the various states and the filings, notices, approvals or clearances required under federal or state banking laws, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents to which it is a party.

(e)   Knowledge as to Conditions.  Except as Previously Disclosed, as of the date of this Agreement, the Company knows of no reason relating to the Company or any Company Subsidiary why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents will not be obtained.

(f)   Financial Statements.  The Company has previously made available to the Investor copies of (i) the consolidated balance sheets of the Company as of December 31, 2009 and 2008 and related consolidated statements of income, shareholders' equity and cash flows for the three years ended December 31, 2009, together with the notes thereto, certified by Deloitte & Touche LLP and included in the Company 10-K, as filed with the SEC, and (ii) the unaudited consolidated balance sheets of the Company as of March 31, 2010 and related consolidated statements of income, shareholders' equity and cash flows for the period then ended, included in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2010

 (collectively, the "Company Financial Statements").  The Company Financial Statements, and the financial statements to be filed by the Company with the SEC after the date of this Agreement, (1) have been or will be prepared from, and are or will be in accordance with, the books and records of the Company and the Company Subsidiaries, (2) complied or will comply, as of their respective date of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (3) have been or will be prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis and (4) present or will present fairly in all material respects the consolidated financial position of the Company and the Company Subsidiaries at the dates set forth therein and the consolidated results of operations, changes in shareholders' equity and cash flows of the Company and the Company Subsidiaries for the periods stated therein (subject to the absence of notes and year-end audit adjustments in the case of interim unaudited statements).

(g)   Reports.

(1)   Since December 31, 2007, the Company and each Company Subsidiary have filed all reports, registrations, documents, filings, statements and submissions together with any required amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the "Company Reports") and have paid all fees and assessments due and payable in connection therewith.  As of their respective filing dates, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable Governmental Entities, as the case may be.  As of the date of this Agreement, except as set forth in Section 2.2(g) of the Disclosure Schedule, there are no outstanding comments from the SEC or any other Governmental Entity with respect to any Company Report.  The Company Reports, including the documents incorporated by reference in each of them, each contained all of the information required to be included in it and, when it was filed and as of the date of each such Company Report filed with or furnished to the SEC, such Company Report did not, as of its date or if amended prior to the date of this Agreement, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it not misleading and complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or any successor statute (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, or any successor statute (the "Exchange Act").  No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002.  There are no facts or circumstances that would prevent its chief executive officer and chief financial officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, when next due.

(2)   The records, systems, controls, data and information of the Company and the Company Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the

Company or the Company Subsidiaries or accountants (including all means of access thereto and therefrom).  The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company's outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.  The Company has no knowledge of any reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.  Since December 31, 2007, (i) neither the Company nor any Company Subsidiary nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Company Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of the Company Subsidiaries or any of their respective officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company or any of the Company Subsidiaries.

(h)   Properties and Leases.  Except for any Permitted Liens, the Company and each Company Subsidiary have good title free and clear of any Liens to all the real and personal property reflected in the Company's consolidated balance sheet as of December 31, 2009 included in the Company 10-K for the period then ended, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business.  For purposes of this Agreement, "Permitted Liens" means (i) Liens for taxes and other governmental charges and assessments arising in the ordinary course which are not yet due and payable, (ii) Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other like Liens arising in the ordinary course of business for sums not yet due and payable, and (iii) other Liens or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien or imperfection.  Except as would not be expected to have a Material Adverse Effect, all leases of real property and all other leases pursuant to which the Company or such Company Subsidiary, as lessee, leases real or personal property are valid and effective in accordance with their respective terms and there is not, under any such lease, any existing default by the Company or such Company Subsidiary or any event which, with notice or lapse of time or both, would constitute such a default.

(i)   Taxes.  Each of the Company and the Company Subsidiaries has filed all federal, state, county, local and foreign material Tax Returns required to be filed by it and all such Tax Returns are accurate and complete in all material respects, and paid all material Taxes owed by it and no material Taxes owed by it or assessments received by it are delinquent.  The federal income Tax Returns of the Company and the Company Subsidiaries for the fiscal year ended December 31, 2006, and for all fiscal years prior thereto, are for the purposes of audit by the Internal Revenue Service (the "IRS") closed because of the expiration of the statutory period of limitations, and no claims for additional Taxes for such fiscal years are pending.  Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case that is still in effect, or has pending a request for any such extension or waiver.  Neither the Company nor any Company Subsidiary is a party to any pending action or proceeding, nor to the Company's knowledge, is any such action or proceeding threatened by any Governmental Entity, for the assessment or collection of Taxes, interest, penalties, assessments or deficiencies and no material deficiencies have been proposed by any federal, state, local or foreign taxing authority in connection with an audit or examination of the Tax Returns, business or properties of the Company or any Company Subsidiary which has not been settled, resolved and fully satisfied, or for which reserves adequate in accordance with GAAP have not been provided.  To the knowledge of the Company, each of the Company and the Company Subsidiaries has withheld and paid all Taxes that it is required to withhold from amounts owing to employees, creditors or other third parties.  Neither the Company nor any Company Subsidiary is a party to, is bound by or has any obligation under, any material Tax sharing or material Tax indemnity agreement or similar contract or arrangement other than any contract or agreement between or among the Company and any Company Subsidiary.  To the knowledge of the Company, neither the Company nor any Company Subsidiary has participated in any "reportable transaction" within the meaning of Treasury Regulations Section 1.6011-4, or any other transaction requiring disclosure under analogous provisions of state, local or foreign law.  Neither the Company nor any Company Subsidiary has liability for the Taxes of any person other than the Company or any Company Subsidiary under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law).  Neither the Company nor any Company Subsidiary has been a "distributing corporation" or a "controlled corporation" in any distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.  The Company has not been a United States real property holding corporation within the meaning of Section 897 of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.  Neither the Company nor any of the Company Subsidiaries has undergone an “ownership change” within the meaning of Code Section 382(g), and, after giving effect to the transactions contemplated by both the First Closing and the Second Closing, the Company shall not have undergone an “ownership change” within the meaning of Code Section 382(g).  For the purpose of this Agreement, the term "Tax" (including, with correlative meaning, the term "Taxes") shall mean any and all domestic or foreign, federal, state, local or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers' compensation or net worth, and taxes in the nature of excise, withholding, ad valorem or value added or similar taxes, and the term "Tax Return" means any return, report, information return or other document (including any related or supporting information, and attachments and exhibits) required to be filed with respect to Taxes, including, without limitation, all information returns relating to Taxes of third parties, any claims for refunds of Taxes and any amendment or supplements to any of the foregoing.

(j)   Absence of Certain Changes.  Since December 31, 2009, the Company has not, and no Company Subsidiary has, made or declared any distribution or dividend in cash or in kind to its shareholders or issued or repurchased any shares of its capital stock or other equity interests.  Since December 31, 2009, the business and operations of the Company and the Company Subsidiaries have been conducted in the ordinary course of business consistent with past practice, and there has not been:

(1)   any circumstance, event, change, development or effect which, individually or in the aggregate with other circumstances, events, changes, developments or effects, has had or is reasonably likely to have a Material Adverse Effect on the Company;

(2)   any material damage, destruction, or other casualty loss with respect to any material asset or property owned, leased, or otherwise used by the Company or any Company Subsidiary, whether or not covered by insurance; or

(3)   any change in any method of accounting or accounting policies by the Company or any Company Subsidiary.

(k)   Commitments and Contracts.  The Company has Previously Disclosed or provided to the Investor or its representatives, including through the electronic data room, prior to the date hereof, true, correct, and complete copies of each of the following to which the Company or any Company Subsidiary is a party or subject (whether written or oral, express or implied) (each, a "Company Significant Agreement"):

(1)   any labor contract or agreement with any labor union;

(2)   any contract or agreement which grants any person a right of first refusal, right of first offer or similar right with respect to any material properties, assets or businesses of the Company or the Company Subsidiaries;

(3)   any contract containing covenants that limit the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or which involve any restriction of the geographical area in which, or method by which or with whom, the Company or any Company Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities); and any contract that could require the disposition of any material assets or line of business of the Company or any Company Subsidiary;

(4)   any joint venture, partnership, strategic alliance, or other similar contract (including any franchising agreement, but in any event, excluding introducing broker agreements); and any contract relating to the acquisition or disposition of any material business or material assets (whether by merger, sale of stock or assets, or otherwise), which acquisition or disposition is not yet complete or where such contract contains continuing material obligations or contains continuing indemnity obligations of the Company or any of the Company Subsidiaries;

(5)   any real property lease and any other lease with annual rental payments aggregating $1,000,000 or more;

(6)   other than with respect to loans, any contract providing for, or reasonably likely to result in, the receipt or expenditure of more than $3,000,000 on an annual basis, including the payment or receipt of royalties or other amounts calculated based upon revenues or income;

(7)   any contract or arrangement under which the Company or any of the Company Subsidiaries is licensed or otherwise permitted by a third party to use any Intellectual Property that is material to its business (except for any "shrinkwrap" or "click through" license agreements or other agreements for software that is generally available to the public and has not been customized for the Company or the Company Subsidiaries) or under which a third party is licensed or otherwise permitted to use any Intellectual Property owned by the Company or any of the Company Subsidiaries;

(8)   any contract that by its terms limits the payment of dividends or other distributions by the Company or any Company Subsidiary;

(9)   any standstill or similar agreement pursuant to which the Company or any Company Subsidiary has agreed not to acquire assets or securities of another person;

(10)   any contract that would prevent, delay or impede the Company's ability to consummate the transactions contemplated by this Agreement and the Other Securities Purchase Agreements;

(11)   any contract providing for indemnification by the Company or any Company Subsidiary of any person, except for immaterial contracts entered into in the ordinary course of business consistent with past practice;

(12)   other than contracts relating to the ordinary course management of credit extensions and contracts relating to Other Real Estate Owned, any contract that contains a put, call, or similar right pursuant to which the Company or any Company Subsidiary could be required to purchase or sell, as applicable, any equity interests or assets that have a fair market value or purchase price of more than $250,000;

(13)   any material employment contract or understanding (including any understandings or obligations with respect to severance or termination pay, liabilities or fringe benefits) with any present or former director, officer, employee or consultant;

(14)   any material plan, contract or understanding providing for any bonus, pension, option, deferred compensation, retirement payment, profit sharing or similar arrangement with respect to any present or former director, officer, employee or consultant;

(15)   any contract with any Governmental Entity that imposes any material obligation or restriction on the Company or the Company Subsidiaries;

(16)   any contract relating to indebtedness of the Company for borrowed money, letters of credit, capital lease obligations, obligations secured by a Lien or interest rate or currency hedging agreements (including guarantees in respect of any of the foregoing, but in any event excluding trade payables, federal funds purchased, Federal Home Loan Bank advances, securities transactions and brokerage agreements arising in the ordinary course of business consistent with past practice, intercompany indebtedness and immaterial leases for office equipment) in excess of $1,000,000, except for those issued in the ordinary course of business; and

(17)    any other contract or agreement which is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K.

Each of the Company Significant Agreements is valid and binding on the Company and the Company Subsidiaries, as applicable, and in full force and effect.  The Company and each of the Company Subsidiaries, as applicable, are in compliance in all material respects with and have performed in all material respects all obligations required to be performed by them to date under each Company Significant Agreement.  Neither the Company nor any of the Company Subsidiaries knows of, or has received notice of, any violation or default (or any condition which with the passage of time or the giving of notice would cause such a violation of or a default) by any party under any Company Significant Agreement.  Consummation of the transactions contemplated by this Agreement will not place the Company or any of the Company Subsidiaries in breach or default of any Company Significant Agreement, or trigger any modification, termination or acceleration thereunder.  Other than as contemplated by the Other Securities Purchase Agreements, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions between the Company or any Company Subsidiaries, on the one hand, and the Company, any current or former director or executive officer of the Company or any Company Subsidiaries or any person who Beneficially Owns 5% or more of the Common Shares (or any of such person's immediate family members or Affiliates) (other than Company Subsidiaries), on the other hand.

(l)   Offering of Securities.  Neither the Company nor any person acting on its behalf has taken any action (including, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Securities to be issued pursuant to this Agreement or any other Transaction Document under the Securities Act and the rules and regulations of the SEC promulgated thereunder) which would subject the offering, issuance, or sale of any of such Securities to be issued to the registration requirements of the Securities Act.

(m)   Litigation and Other Proceedings; No Undisclosed Liabilities.

(1)   There is no pending or, to the knowledge of the Company, threatened, claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding against the Company or any Company Subsidiary that (A) involves a claim that is or that could be, if adversely determined, for damages in excess of $100,000, or (B) individually or in the aggregate, has prevented or materially impaired, or would reasonably be expected to prevent or materially impair, the ability of the Company to consummate the transactions contemplated hereby. Neither the Company nor any Company Subsidiary is subject to any injunction, order, judgment or decree, nor are there any proceedings with respect to the foregoing pending, or to the knowledge of the Company, threatened.

(2)   Neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent, or otherwise) which are not appropriately reflected or reserved against in the financial statements described in Section 2.2(f) to the extent required to be so reflected or reserved against in accordance with GAAP, except for liabilities that have arisen since March 31, 2010 in the ordinary course of business consistent with past practice or pursuant to this Agreement.

(n)   Compliance with Laws.  Except as Previously Disclosed, the Company and each Company Subsidiary:

(1)   is in compliance in all material respects with all, and the condition and use of its properties does not violate or infringe in any material respect any, applicable federal, state, local, or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees applicable thereto or to employees conducting its business, including under (A) the laws and regulations implementing the Troubled Asset Relief Program, (B) the Sarbanes-Oxley Act of 2002, (C) the Equal Credit Opportunity Act, the Fair Housing Act, and other fair lending and anti-discrimination laws, (D) the Community Reinvestment Act, (E) the Home Mortgage Disclosure Act, (F) anti-money laundering, customer identification, know-your-customer and similar requirements, and (G) sanctions regimes implemented by the Office of Foreign Assets Control or any other Governmental Entity;

(2)   has all material permits, licenses, franchises, authorizations, orders, and approvals of, and has made all filings, applications, and registrations with, Governmental Entities that are required in order to permit it to own or lease its properties and assets and to carry on its business as presently conducted and that are material to the business of the Company or such Company Subsidiary; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect,  and all such filings, applications and registrations are current, and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened;

(3)   to the knowledge of the Company, is not under investigation with respect to, nor has been threatened by any Governmental Entity to be charged with or given notice of any material violation of, all applicable federal, state, local, or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees; and

(4)   has not, since January 1, 2007, nor has any other person on behalf of the Company or any Company Subsidiary that qualifies as a "financial institution" under the U.S. Anti-Money Laundering laws, knowingly acted, by itself or in conjunction with another, in any act in connection with the concealment of any currency, securities or other proprietary interest that is the result of a felony as defined in the U.S. Anti-Money Laundering laws ("Unlawful Gains"), nor knowingly accepted, transported, stored, dealt in or brokered any sale, purchase or any transaction of other nature for Unlawful Gains.

(o)   Labor.  Employees of the Company and the Company Subsidiaries are not and have never been represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees.  No labor organization or group of employees of the Company or any Company Subsidiary has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company's knowledge, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority, nor have there been in the last three years.  There are no organizing activities, strikes, work stoppages, slowdowns, lockouts, arbitrations or grievances, or other labor disputes pending or, to the knowledge of the Company, threatened against or involving the Company or any Company Subsidiary, nor have there been in the last three years.  Each of the Company and the Company Subsidiaries are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours.

(p)   Company Benefit Plans.

(1)   "Benefit Plan" means all employment agreements, employee benefit and compensation plans, programs, agreements, contracts, policies, practices, or other arrangements providing compensation or benefits to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary or any beneficiary or dependent thereof that is sponsored or maintained by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary contributes or is obligated to contribute or is party, whether or not written, including without limitation any "employee welfare benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, stock purchase, stock appreciation right, stock option or equity award, equity-based severance, employment, change of control, consulting or fringe benefit plan, program, agreement or policy.  Each Benefit Plan is listed on Section 2.2(p)(1) of the Company's Disclosure Schedule.  True and complete copies of all Benefit Plans or descriptions thereof are listed on Section 2.2(p)(1) of the Company's Disclosure Schedule or have been made available to the Investor prior to the date hereof, including through the electronic data room. or have been filed with a Company Report.

(2)   With respect to each Benefit Plan, (A) the Company and the Company Subsidiaries have complied in all material respects, and are now in material compliance with the applicable provisions of ERISA, and the Internal Revenue Code of 1986, as amended (the "Code") and all other laws and regulations applicable to such Benefit Plan and (B) each Benefit Plan has been administered in all material respects in accordance with its terms.  None of the Company or the Company Subsidiaries nor any of their respective ERISA Affiliates has incurred any withdrawal liability as a result of a complete or partial withdrawal from a multiemployer plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full.  "ERISA Affiliate" means any entity, trade or business, whether or not incorporated, which together with the Company and the Company Subsidiaries, would be deemed a "single employer" within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

(3)   Each Benefit Plan which is subject to ERISA (an "ERISA Plan") that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("Pension Plan") and that is intended to be qualified under Section 401(a) of the Code is so qualified, has received a favorable determination letter from the IRS and nothing has occurred, whether by action or failure to act, that could likely result in revocation of any such favorable determination or opinion letter or the loss of the qualification of such Benefit Plan under Section 401(a) of the Code.  Neither the Company nor any Company Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Company Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.  Neither the Company nor any Company Subsidiary has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA.

(4)   Neither the Company, any Company Subsidiary nor any ERISA Affiliate (x) sponsors, maintains or contributes to or has within the past six years sponsored, maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) sponsors, maintains or has any liability with respect to or an obligation to contribute to or has within the past six years sponsored, maintained, had any liability with respect to, or had an obligation to contribute to a "multiemployer plan" within the meaning of Section 3(37) of ERISA.

(5)   None of the execution and delivery of this Agreement, the issuance of Common Stock, nor the Shareholder Approvals or consummation of the transactions contemplated hereby or by the Other Securities Purchase Agreements, will, whether alone or in connection with another event, (i) constitute a "change in control" or "change of control" within the meaning of any Benefit Plan or result in any material payment or benefit (including without limitation severance, unemployment compensation, "excess parachute payment" (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary from the Company or any Company Subsidiary under any Benefit Plan or any other agreement with any employee, including, for the avoidance of doubt, any employment or change in control agreements, (ii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) or Section 280G of the Code, (iii) materially increase any compensation or benefits otherwise payable under any Benefit Plan, (iv) result in any acceleration of the time of payment or vesting of any such benefits, including, for the avoidance of doubt, the Company Stock Option Plans, (v) require the funding or increase in the funding of any such benefits, or (vi) result in any limitation on the right of the Company or any Company Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

(6)   As of the date hereof, there is no pending or, to the knowledge of the Company, threatened, litigation relating to the Benefit Plans.  Neither the Company nor any Company Subsidiary has any obligations for retiree health and life benefits under any ERISA Plan or collective bargaining agreement, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to the Company and the Company Subsidiaries.

(7)   There are no pending or, to the knowledge of the Company, threatened claims, lawsuits or arbitrations which have been asserted or instituted against (i) the Benefit Plans, (ii) any fiduciaries thereof with respect to their duties to the Benefit Plans, or (iii) the assets of any of the trusts under any of the Benefit Plans.

(q)   Status of Securities.  Upon receipt of the Shareholder Approvals (other than with respect to the Initial Purchased Shares and the Series B Preferred Shares to be issued at the Second Closing, for which Shareholder Approvals are not required), the Securities to be issued pursuant to this Agreement and the Other Securities Purchase Agreements shall have been duly authorized by all necessary corporate action of the Company.  When issued and sold against receipt of the consideration therefor as provided in this Agreement and the Other Securities Purchase Agreements, such Securities will be validly issued, fully paid and nonassessable, and will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other shareholder of the Company, nor will such issuance result in the violation or triggering of any price-based antidilution adjustments under any agreement to which the Company or any Company Subsidiary is a party.

(r)   Investment Company.  Neither the Company nor any of the Company Subsidiaries is an "investment company" as defined under the Investment Company Act of 1940, as amended, and neither the Company nor any of the Company Subsidiaries sponsors any person that is such an investment company.

(s)   Risk Management; Derivatives.

(1)   The Company and the Company Subsidiaries have in place risk management policies and procedures sufficient in scope and operation to protect against risks of the type and in amounts expected to be incurred by persons of similar size and in similar lines of business as the Company and the Company Subsidiaries.

(2)   All derivative instruments, including swaps, caps, floors and option agreements, whether entered into for the Company's own account, or for the account of one or more of the Company Subsidiaries or their customers, were entered into (i) only for purposes of mitigating identified risk and in the ordinary course of business, (ii) in accordance with prudent practices and in material compliance with all applicable laws, rules, regulations and regulatory policies, and (iii) with counterparties believed by the Company to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms.  Neither the Company nor the Company Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement.

(t)   Foreign Corrupt Practices and International Trade Sanctions.  Neither the Company nor any Company Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement, (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person will pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision, (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts, (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations, or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

(u)   Environmental Liability.  Except as has not had and would not reasonably be expected to have a Material Adverse Effect on the Company, the Company and each Company Subsidiary: (i) are in compliance with all applicable Environmental Laws; (ii) have not owned or operated any property that has been contaminated with any Hazardous Substance that could be expected to result in liability for the Company or any Company Subsidiary pursuant to any Environmental Law; (iii) are not liable for Hazardous Substance disposal or contamination on any third party property; (iv) have not received any notice, demand, letter, claim or request for information in the preceding three years indicating that it may be in violation of or subject to liability under any Environmental Law; (v) are not subject to any order, decree, injunction or agreement with any Governmental Entity or any indemnity or other agreement with any third party relating to liability under any Environmental Law; (vi) to the Company's knowledge are not subject to any circumstances or conditions that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use, or transfer of any property in connection with any Environmental Law; (vii) have not participated in the management of any borrower or other third party property, or taken any other actions such that they are reasonably likely to be deemed an owner or operator of such property for purposes of any Environmental Law and (viii) have made available to the Investor copies of all environmental reports, studies, assessments, and memoranda in its possession relating to the Company or the Company Subsidiaries or any of their current or former properties or operations. For purposes of this Agreement, "Environmental Law" means any law, regulation, order, decree, common law or agency requirement relating to the protection of the environment or human health and safety and "Hazardous Substance" means any substance that is regulated pursuant to any Environmental Law including any waste, petroleum products, asbestos, mold and lead products.

(v)   Anti-Takeover Provisions.  The Company and the Board of Directors has taken all actions necessary to ensure that the transactions contemplated by the Transaction Documents, individually or taken as a whole (including the investment hereunder), are not subject to the provisions of Sections 14A:10A−1 through 10A−6 of the New Jersey Business Corporation Act (the "NJBCA") (including, but not limited to, the approval of such transactions by the Board of Directors and/or shareholders as contemplated by Section 14A:10A−4 of the NJBCA and Article XIII of the Certificate of Incorporation) or Article XIII of the Certificate of Incorporation and any other similar provisions of an anti-takeover nature contained in its organizational documents or the provisions of any federal or state "anti-takeover", "fair price", "moratorium", "control share", "supermajority", "affiliate transaction", or "business combination" law, including any provisions of the NJBCA (each, a "Takeover Law").  In the case that any such transactions are subject to such provisions or laws, the Board of Directors has taken and shall take all necessary action to ensure that such transactions shall be deemed to be exceptions to such provisions or laws, including, but not limited to, the approval of such transactions as contemplated under Section 14A:10A−4 of the NJBCA.

(w)   Intellectual Property.  (i) The Company and the Company Subsidiaries own (free and clear of any Liens) or have a valid license to use all Intellectual Property used in or necessary to carry on their business as currently conducted, and (ii) such Intellectual Property referenced in clause (i) above is valid, subsisting and enforceable, and is not subject to any outstanding order, judgment, decree or agreement adversely affecting the Company's or the Company Subsidiaries' use of, or rights to, such Intellectual Property.  The Company and the Company Subsidiaries have sufficient rights to use all Intellectual Property used in their business as presently conducted, all of which rights shall survive unchanged the consummation of the transactions contemplated by this Agreement.  Neither the Company nor any Company Subsidiary has received any notice of infringement or misappropriation of, or any conflict with, the rights of others with respect to any Intellectual Property, and no reasonable basis exists for any such claim.  To the Company's knowledge, no third party has infringed, misappropriated or otherwise violated the Intellectual Property rights of the Company or the Company Subsidiaries.  There is no litigation, opposition, cancellation, proceeding, objection or claim pending, asserted, or, to the Company's knowledge, threatened against the Company or any Company Subsidiary concerning the ownership, validity, registerability, enforceability, infringement or use of, or licensed right to use, and Intellectual Property.  To the knowledge of the Company, none of  the Company or any of the Company Subsidiaries is using or enforcing any  Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries in a manner that would be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property.  The Company and each of the Company Subsidiaries has taken all reasonable measures to protect the Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries.  The computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology equipment, and all associated documentation used in the business of the Company and the Company Subsidiaries (the "IT Assets") operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required in connection with the business.  To the knowledge of the Company, no person has gained unauthorized access to the IT Assets.  The Company and the Company Subsidiaries have implemented reasonable backup and disaster recovery technology consistent with industry practices.  The Company and the Company Subsidiaries take reasonable measures, directly or indirectly, to ensure the confidentiality, privacy and security of customer, employee and other confidential information.  The Company and the Company Subsidiaries have complied with all internet domain name registration and other requirements of internet domain registrars concerning internet domain names that are used in the business.

"Intellectual Property" shall mean trademarks, service marks, brand names, domain names, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; nonpublic information, know-how, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not, in any jurisdiction; and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; and any similar intellectual property or proprietary rights.

(x)   Brokers and Finders.  Except for Lazard Middle Market LLC and Keefe, Bruyette & Woods, Inc., the fees of which have been Previously Disclosed, neither the Company nor any Company Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for the Company or any Company Subsidiary in connection with the Transaction Documents or the transactions contemplated hereby and thereby.

(y)   Regulatory Action.  Except as Previously Disclosed, (1) neither the Company nor any Company Subsidiary is the subject of any cease-and-desist order, operating agreement, written agreement, consent decree, memorandum of understanding, commitment letter, order, directive, extraordinary supervisory letter, required board of directors resolution or similar action taken, issued or required by any Governmental Entity (each, a "Regulatory Action"); (2) neither the Company nor any Company Subsidiary has, since December 31, 2007, been advised by any Governmental Entity that it is considering a Regulatory Action; and (3) the Company and each Company Subsidiary is in compliance in all material respects with any Regulatory Action.

(z)   Loan Portfolio.

(1)   The aggregate book value of the Company's non-performing assets as of March 31, 2010 was $86,100,000.

(2)   Each loan, loan agreement, note or borrowing arrangement (including leases, credit enhancements, commitments, guarantees and interest-bearing assets) (collectively, "Loans") of the Company or any of the Company Subsidiaries in original principal amount in excess of $10,000 (i) is evidenced by notes, agreements or other evidences of indebtedness that are true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid Liens which have been perfected and (iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(3)   Except as set forth in Section 2.2(z) of the Disclosure Schedule, none of the agreements pursuant to which the Company or any of the Company Subsidiaries has sold Loans or pools of Loans or participations in Loans or pools of Loans contains any obligation to repurchase such Loans or interests therein.

(4)   The Company and each Company Subsidiary has complied in all material respects with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Company or any Company Subsidiary satisfied in all material respects, (A) the Company's and the Company Bank's underwriting standards (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors); (B) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (C) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company or any Company Subsidiary and any Agency, Loan Investor or Insurer, (D) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (E) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

(5)   Since December 31, 2007, no Agency, Loan Investor or Insurer has (A) claimed in writing that the Company or any Company Subsidiary has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company or any Company Subsidiary to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) imposed in writing restrictions on the activities (including commitment authority) of the Company or any Company Subsidiary or (C) indicated in writing to the Company or any Company Subsidiary that it has terminated or intends to terminate its relationship with the Company or any Company Subsidiary for poor performance, poor loan quality or concern with respect to the Company's or any Company Subsidiary's compliance with laws.

(6)   To the knowledge of the Company, each Loan included in a pool of Loans originated, acquired or serviced by the Company or any of the Company Subsidiaries (a "Pool") meets all eligibility requirements (including all applicable requirements for obtaining mortgage insurance certificates and loan guaranty certificates) for inclusion in such Pool. All such Pools have been finally certified or, if required, recertified in accordance with all applicable laws, rules and regulations, except where the time for certification or recertification has not yet expired.  To the knowledge of the Company, no Pools have been improperly certified, and no Loan has been bought out of a Pool without all required approvals of the applicable investors.

(7)   For purposes of this Section 2.2(z):

(i)   "Agency" shall mean the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company or any Company Subsidiary or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including, without limitation, state and local housing finance authorities;

(ii)   "Loan Investor" shall mean any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company or any Company Subsidiary or a security backed by or representing an interest in any such mortgage loan; and

(iii)   "Insurer" shall mean a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company or any Company Subsidiary, including the Federal Housing Administration, the United States Department of Veterans' Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

(aa)   Insurance.

(1)   The Company and the Company Subsidiaries are, and will remain following consummation of the transactions contemplated by the Transaction Documents, insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and that are of the type customary in the businesses and location in which the Company and the Company Subsidiaries are engaged.  The Company and the Company Subsidiaries have not been refused any insurance coverage sought or applied for, and the Company and the Company Subsidiaries do not have any reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect on the Company.

(2)   The Company (i) maintains directors' and officers' liability insurance and fiduciary liability insurance with financially sound and reputable insurance companies with benefits and levels of coverage that have been made available to the Investor, (ii) has timely paid all premiums on such policies and (iii) there has been no lapse in coverage during the term of such policies.

(bb)   Board of Directors.  The Company does not have, and the Board of Directors have not adopted, any policies, directives or resolutions, or any amendments to the Company's by-laws or certificate of incorporation not Previously Disclosed, with respect to qualification or other requirements for serving as a director on the Board of Directors of the Company or any Company Subsidiary.

(cc)   Other Private Placements.  Concurrently with the execution and delivery of this Agreement, the Company has agreed to sell Common Shares in the Other Private Placements on the same economic and financial terms and conditions set forth in this Agreement, with the closing of such Other Private Placements to occur simultaneously with the First Closing.  The Company has provided true, correct and complete copies of the Other Securities Purchase Agreements to the Investor.  Except for the Other Securities Purchase Agreements, the Company is not a party to any agreements, understandings, arrangements or commitments with the counterparties to the Other Securities Purchase Agreements or their Affiliates.

(dd)   Related Party Transactions.

    (1)   Except as set forth in Section 2.2(dd) of the Disclosure Schedule or as part of the normal and customary terms of an individual's employment or service as a director, none of the Company or any of the Company Subsidiaries is party to any extension of credit (as debtor, creditor, guarantor or otherwise), contract for goods or services, lease or other agreement with any (A) affiliate, (B) insider or related interest of an insider, (C) shareholder owning 5% or more of the outstanding Common Stock or related interest of such a shareholder, or (D) to the knowledge of the Company, and other than credit and consumer banking transactions in the ordinary course of business, employee who is not an executive officer.  For purposes of the preceding sentence, the term "affiliate" shall have the meaning assigned in Regulation W issued by the Federal Reserve, as amended, and the terms "insider," "related interest," and "executive officer" shall have the meanings assigned in the Federal Reserve's Regulation O, as amended.

    (2)   The Company Bank is in compliance with, and has since December 31, 2006, complied with, Sections 23A and 23B of the Federal Reserve Act, its implementing regulations, and the Federal Reserve's Regulation O.

2.3   Representations and Warranties of the Investor.  The Investor hereby represents and warrants as of the date of this Agreement to the Company that:

(a)   Purchase for Investment.  The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws.  The Investor (1) is acquiring the Securities pursuant to an exemption from registration under the Securities Act for its own account solely for investment with no present intention or plan to distribute any of the Securities to any person nor with a view to or for sale in connection with any distribution thereof, in each case in violation of the Securities Act, (2) will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (3) has such knowledge and experience in financial and business matters and in investments of this type that the Investor is capable of evaluating the merits and risks of the investment in the Securities and of making an informed investment decision, and (4) is an "accredited investor" (as that term is defined by Rule 501 of the Securities Act).  Without limiting any of the foregoing, neither the Investor nor any of its Affiliates has taken, and the Investor will not, and will cause its Affiliates not to, take any action that would otherwise cause the Securities to be purchased hereunder to be subject to the registration requirements of the Securities Act.

(b)   Financial Capability.  The Investor will have immediately available funds necessary to consummate the First Closing and the Second Closing, as of the respective date of each such closing, on the terms and conditions contemplated by this Agreement.

(c)   Organization and Authority.  The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would be reasonably expected to materially and adversely affect the Investor's ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis, and the Investor has the corporate or other power and authority and governmental authorizations to own its properties and assets and to carry on its business as it is now being conducted.

(d)   Authorization.  (1)  The Investor has the corporate or other power and authority to enter into this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance of this Agreement by the Investor and the consummation of the transactions contemplated hereby have been duly authorized by the Investor's board of directors, general partner or managing members, as the case may be (if such authorization is required), and no further approval or authorization by any of its partners or other equity owners, as the case may be, is required.  This Agreement has been duly and validly executed and delivered by the Investor and assuming due authorization, execution and delivery by the Company, is a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

(2)   Neither the execution, delivery and performance by the Investor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Investor with any of the provisions hereof, will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of the Investor under any of the terms, conditions or provisions of (i) its certificate of limited partnership or partnership agreement or similar governing documents or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of the Investor may be subject, or (B) violate any law, statute, ordinance, rule or regulation, permit, concession, grant, franchise or any judgment, ruling, order, writ, injunction or decree applicable to the Investor or any of its properties or assets except in the case of clauses (A)(ii) and (B) for such violations, conflicts and breaches as would not reasonably be expected to materially and adversely affect the Investor's ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

(3)   No notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary for the consummation by the Investor of the transactions contemplated by this Agreement.

(e)   Ownership.  The Investor is not the owner of record or the Beneficial Owner of shares of Common Stock or securities convertible into or exchangeable for Common Stock.

(f)   Knowledge as to Conditions.  As of the date of this Agreement, the Investor does not know of any reason relating to the Investor why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.

(g)   Brokers and Finders.  Neither the Investor nor its Affiliates, any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for the Investor, in connection with this Agreement or the transactions contemplated hereby, in each case, whose fees the Company would be required to pay.

ARTICLE III

Covenants

3.1   Filings; Other Actions.

(a)   The Investor and the Company will cooperate and consult with each other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings, and other documents, and to obtain all necessary permits, consents, orders, approvals, and authorizations of, or any exemption by, all third parties and Governmental Entities, and expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement and to perform the covenants contemplated by this Agreement.  Each party shall execute and deliver both before and after the First Closing and the Second Closing such further certificates, agreements, and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters.  In particular, the Company will use its reasonable best efforts to help the Investor promptly obtain or submit, as the case may be, as promptly as practicable, the approvals and authorizations of, filings and registrations with, and notifications to, or expiration or termination of any applicable waiting period, all notices to and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, for the transactions contemplated by this Agreement.  The Investor shall, not later than 8:00 a.m., New York City time, on Monday, July 12, 2010, make its initial submission to the Federal Reserve of the materials required to make or obtain the First Closing Approvals, and the parties shall use their respective reasonable best efforts to make or obtain all First Closing Approvals not later than July 31, 2010, it being understood and agreed that the failure of the First Closing Approvals to be made or obtained by such date shall not impose any liability on any party hereto.  To the extent required by law, the Investor shall file as promptly as practicable a notice to the Federal Reserve pursuant to the CBC Act with respect to the transactions contemplated by this Agreement and shall take commercially reasonable actions to obtain the non-objection of the Federal Reserve under the CBC Act, it being understood that failure to obtain such non-objection shall not impose any liability on the Investor.  The Investor and the Company will each have the right to review in advance, and to the extent practicable, each will consult with the other, in each case subject to applicable laws relating to the exchange of information and confidential information related to the Investor, all the information (other than personal or sensitive information) relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement.  In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable.  Each party hereto agrees to keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby.  The Investor and the Company shall promptly furnish each other to the extent permitted by applicable laws with copies of written communications received by them or their Affiliates from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement or any other Transaction Document.  Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be required to provide any materials to the Company that it deems private or confidential.

(b)   The Company shall call a meeting of its shareholders, as promptly as practicable after the date hereof, to obtain the Shareholder Approvals, including, without limitation, (i) amending the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000, and (ii) approving the issuance of Common Shares and Conversion Shares for purposes of rule 5635 of NASDAQ's listing rules to the Investor and the investors participating in the Other Private Placements.  The Board of Directors shall unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown to the extent they are members of the Board of Directors) to the Company's shareholders that such shareholders provide the Shareholder Approvals, and shall not modify or withdraw such recommendation.  In connection with such meeting, the Company shall promptly prepare (and the Investor will reasonably cooperate with the Company to prepare) and file with the SEC a preliminary proxy statement, shall use its reasonable best efforts to solicit proxies for such shareholder approval, and shall use its reasonable best efforts to respond promptly to any comments of the SEC or its staff and to cause a definitive proxy statement related to such shareholders' meeting to be mailed to the Company's shareholders, as promptly as practicable, after clearance by the SEC.  The Company shall notify the Investor promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply the Investor with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement.  If at any time prior to such shareholders' meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall, as promptly as practicable, prepare and mail to its shareholders such an amendment or supplement.  The Investor and the Company each agree to correct promptly any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall, as promptly as practicable, prepare and mail to its shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations.  The Company shall consult with the Investor prior to filing with the SEC or mailing any proxy statement, or any amendment or supplement thereto, and provide the Investor with reasonable opportunity to comment thereon.  The directors' recommendation described in this Section 3.1 shall be included in the proxy statement filed in connection with obtaining such shareholder approval.  Immediately upon approval by shareholders of the amendments to the Certificate of Incorporation as described above, the Company shall file a certificate of amendment to duly amend the Certificate of Incorporation to include such amendments.  In the event that any of the Shareholder Approvals is not obtained at such shareholders' meeting, the Company shall include a proposal to approve (and the Board of Directors shall unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown to the extent they are members of the Board of Directors) such Shareholder Approvals at a meeting of its shareholders once in the twelve month period beginning on the Meeting End Date until such approval is obtained or made.  "Meeting End Date" means (x) if the Second Closing Date has occurred by October 31, 2010, then February 28, 2011, or (y) if the Second Closing Date has not occurred by October 31, 2010, then the date that is four months after the Second Closing Date.

(c)   Each party agrees, upon request, to furnish the other party with all information concerning itself, its subsidiaries, Affiliates, directors, officers, partners, and shareholders and such other matters as may be reasonably necessary or advisable in connection with the proxy statement in connection with such shareholders' meeting and any other statement, filing, notice, or application made by or on behalf of such other party or any of its subsidiaries to any Governmental Entity in connection with this Agreement or the Other Securities Purchase Agreements.  Notwithstanding anything herein to the contrary, the Investor shall not be required to furnish the Company with any (1) sensitive personal biographical or personal financial information of any of the directors, officers, employees, managers or partners of the Investor or any of its Affiliates or (2) proprietary and non-public information related to the organizational terms of, or investors in, the Investor or its Affiliates; provided, however, that the Investor will furnish such information as reasonably requested by the applicable bank regulator as necessary to consummate the transactions contemplated hereby.

(d)   From the date of this Agreement, until the earlier of the date of termination of this Agreement and the date when the Shareholder Approvals have been obtained, the Company shall not, directly or indirectly, amend, modify, or waive, and the Board of Directors shall not recommend approval of any proposal to the shareholders having the effect of amending, modifying, or waiving any provision in the Certificate of Incorporation or bylaws of the Company in any manner adverse to the Investor or any other holder of Securities issued pursuant to this Agreement.

(e)   The Company shall take all actions necessary to ensure that none of the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the consummation of the transactions contemplated as part of the Other Private Placements, nor the Shareholder Approvals will constitute a "change in control" or "change of control" within the meaning of any Benefit Plan.

3.2   Expenses

(a)   At the First Closing, the Company shall directly reimburse the Investor for an amount equal to $300,000 in respect of the out-of-pocket fees and expenses incurred by the Investor in connection with the transactions contemplated hereby.

(b)   At the earlier of (a) the Second Closing and (b) the 70th day after the First Closing Date (the "Expense Reimbursement Deadline"), the Company shall directly reimburse the Investor for an amount equal to (x) all out-of-pocket fees and expenses incurred in connection with due diligence efforts, the negotiation and preparation of the Transaction Documents and undertaking of the transactions contemplated by the Transaction Documents, including, but not limited to, the fees and expenses of the Investor's accounting, financial and other advisors, legal counsel and credit review, but excluding the purchase price for any of the securities to be purchased hereunder (the "Transaction Expenses"), minus (y) $300,000.

(c)   If the Second Closing Date occurs after the Expense Reimbursement Deadline, at the Second Closing, the Company shall directly reimburse the Investor for an amount equal to all of the Transaction Expenses incurred by the Investor and its Affiliates after the Expense Reimbursement Deadline.

(d)   In no event, however, shall the aggregate of such reimbursement for the First Closing, the Expense Reimbursement Deadline and the Second Closing exceed $900,000.

(e)   Other than as set forth in this Section 3.2 and Section 4.6(b), each of the parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement.

3.3   Access, Information and Confidentiality.

(a)   From the date of this Agreement until the Second Closing Date, the Company will ensure that upon reasonable notice, the Company and its subsidiaries will afford to the Investor and its representatives (including employees of the Investor, and counsel, accountants, financial and investment banking advisors and other professionals retained by the Investor) such access during normal business hours to its books, records, properties and personnel and to such other information as the Investor may reasonably request.

(b)   Each party to this Agreement will hold, and will cause its respective subsidiaries and their directors, officers, employees, agents, consultants, and advisors to hold, in strict confidence, unless disclosure to a Governmental Entity is necessary or appropriate in connection with any necessary regulatory approval or unless compelled to disclose by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any Governmental Entity, all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, "Information") concerning the other party hereto furnished to it by such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) previously known by such party on a nonconfidential basis, (2) in the public domain through no fault of such party, or (3) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, other consultants, and advisors and, to the extent permitted above, to bank regulatory authorities.

(c)   The Company shall promptly provide the Investor with written notice of the occurrence of any circumstance, event, change, development or effect occurring after the date hereof and prior to the First Closing Date and relating to the Company or any Company Subsidiary of which the Company has knowledge and which constitutes a Material Adverse Effect or may otherwise cause or render any of the representations and warranties of the Company set forth in this Agreement to be inaccurate.

3.4   Conduct of the Business..  Prior to the earlier of the First Closing Date and the termination of this Agreement pursuant to Section 5.1 (the "Pre-Closing Period"), the Company shall, and shall cause each Company Subsidiary to, (i) conduct its business in the ordinary course consistent with past practice, (ii) use reasonable best efforts to preserve intact its current business organizations and its rights and permits issued by Governmental Entities, keep available the services of its current officers and key employees and preserve its relationships with customers, suppliers, Governmental Entities and others having business dealings with it to the end that its goodwill and ongoing businesses shall be unimpaired and (iii) not take any action that would reasonably be expected to materially adversely affect or materially delay the receipt of any approvals of any Governmental Entity required to consummate the transactions contemplated hereby or by the Other Securities Purchase Agreements or materially adversely affect or materially delay the consummation of the transactions contemplated hereby or by the Other Securities Purchase Agreements.

3.5   Reasonable Efforts..  The Company agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Investor in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Other Securities Purchase Agreements, including using best efforts to accomplish the following:  (a) the taking of all reasonable acts necessary to cause the conditions to the First Closing and the Second Closing to be satisfied; (b) the mailing of the definitive proxy statement to the Company's shareholders promptly following clearance from the SEC; (c) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps necessary to obtain an approval or waiver from, or to avoid an action or proceeding by any Governmental Entity; (d) the obtaining of all necessary consents, approvals or waivers from third parties; and (e) executing and delivering any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the Other Securities Purchase Agreements.

3.6   Company Forbearances..  During the Pre-Closing Period, other than as approved by the Investor in writing, the Company shall not, and shall not permit any Company Subsidiary to:

(a)  (i) adjust, split, combine or reclassify any of its capital stock; (ii) set any record or payment dates for the payment of any dividends or distributions on its capital stock or make, declare or pay any dividend or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exercisable or exchangeable for any shares of its capital stock or stock appreciation rights or grant any person any right to acquire any shares of its capital stock; or (iii) issue or commit to issue any additional shares of capital stock (except pursuant to the exercise of options and restricted stock unit grants outstanding as of the date hereof and disclosed in the Company's Disclosure Schedule), convertible debt or any securities convertible into or exercisable or exchangeable for, or any rights, warrants or options to acquire, any additional shares of capital stock (including options) or convertible debt, it being understood and agreed that for purposes of this Section 3.6(a), and only for such purposes, the Pre-Closing Period shall terminate on the earlier to occur of (x) the Second Closing Date, (y) the termination of this Agreement and (z) the date of a Second Closing Termination;

(b)  (i) increase the compensation or benefits of any employee of the Company or any Company Subsidiary (except (x) for increases in salary or wages of employees of the Company or any Company Subsidiary in the ordinary course of business consistent with past practice, provided that no such increase shall result in an annual adjustment of more than 5% of the aggregate base salary and wages payable by the Company and the Company Subsidiaries during 2009 and (y) pursuant to the Company's Benefit Plans as described on the Company's Disclosure Schedule); (ii) except as required by law, grant any severance or termination pay to any employee of the Company or any Company Subsidiary except pursuant to the terms of any Plan in effect on the date of this Agreement and which was made available to the Investor prior to the date of this Agreement and disclosed in the Company's Disclosure Schedule; (iii) loan or advance any money or other property to any employees of the Company or any Company Subsidiary other than in the ordinary course of business consistent with past practice; (iv) (x) establish, adopt, enter into, amend or terminate, or (y) grant (other than in the ordinary course of business consistent with past practice), any waiver or consent under, any Benefit Plan or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Benefit Plan if it were in existence as of the date of this Agreement; or (v) grant or amend or modify any equity or equity-based awards (including options and restricted stock units);

(c)   (i)  incur any indebtedness for borrowed money, other than (x) deposit liabilities, FHLB advances, advances from the Federal Reserve discount window, Fed funds purchases, guarantees and letters of credit on behalf of Company Bank customers and repurchase agreements, in each case entered into in the ordinary course of business consistent with past practice and, in the case of repurchase agreements, with a final maturity of five years or less, or (y) indebtedness incurred in the ordinary course of business consistent with past practice in order to finance working capital (subject in the case of this clause (y) to an aggregate maximum amount of $5,000,000), (ii) guarantee, endorse or assume responsibility for, the obligations of any person other than any wholly-owned Subsidiary of the Company (other than the endorsement of checks and other negotiable instruments in the normal process of collection) or (iii) redeem, repurchase, prepay, defease, or cancel, or modify in any material respect the terms of, indebtedness for borrowed money, other than (x) deposit liabilities, FHLB advances and reverse repurchase agreements in each case in the ordinary course of business consistent with past practice or (y) in accordance with the terms of the applicable instrument as in effect on the date hereof;

(d)   (i)  settle any action involving claims against the Company or any Company Subsidiary resulting in monetary damages or other payments in excess of $100,000, or (ii) agree or consent to the issuance of any order restricting or otherwise affecting its business or operations, or, in each case, that would cause the Company or any Company Subsidiary to breach a representation, warranty or covenant contained in this Agreement or would otherwise adversely affect the rights of the Investor under this Agreement;

(e)   amend its certificate of incorporation, bylaws or similar governing documents (other than for the purpose of effectuating the transactions as contemplated by the Transaction Documents), or enter into a plan of consolidation, merger, share exchange, reorganization or complete or partial liquidation with any person (other than consolidations, mergers or reorganizations solely among wholly-owned Company Subsidiaries), or a letter of intent or agreement in principle with respect thereto;

(f)   make any changes in its accounting methods or method of Tax accounting, practices or policies, except as may be required under Law or GAAP, in each case following consultation with the Company's independent public accountants or tax advisors;

(g)   except as required by law, make or change any Tax election, file any amended Tax Returns, settle or compromise any material Tax liability of the Company or any of the Company Subsidiaries, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of Taxes of the Company or any of its Subsidiaries, enter into any closing agreement with respect to any Tax or surrender any right to claim a Tax refund;

(h)   amend any Other Securities Purchase Agreement;

(i)   sell any assets or deposits of the Company Bank other than dispositions of other real estate owned (OREO) in the ordinary course of business; or

(j)   agree to, or make any commitment to, take any of the actions prohibited by this Section 3.6 or that would otherwise materially adversely affect or materially delay the consummation of the transactions contemplated hereby or by the other Transaction Documents.

3.7   Shareholder Litigation.  The Company shall promptly inform the Investor of any claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding ("Shareholder Litigation") against the Company, any Company Subsidiary or any of the past or present executive officers or directors of the Company or any Company Subsidiary that is threatened or initiated by or on behalf of any shareholder of the Company in connection with or relating to the OCC Agreement or the transactions contemplated hereby or by the Other Securities Purchase Agreements.  The Company shall consult with the Investor and keep the Investor informed of all material filings and developments relating to any such Shareholder Litigation.

ARTICLE IV

Additional Agreements

4.1   No Rights Agreement.  From the date hereof through such time during which the Investor, collectively with its Affiliates, owns at least 5% of the outstanding shares of Common Stock of the Company, the Company shall not enter into any poison pill agreement, shareholders' rights plan or similar agreement that shall limit the rights of the Investor and its Affiliates and associates to hold any shares of Common Stock or acquire additional securities of the Company unless such poison pill agreement, shareholders' rights plan or similar agreement grants an exemption or waiver to the Investor and its Affiliates and associates and any group in which the Investor may become a member of, immediately effective upon execution of such plan or agreement that would allow the Investor and its Affiliates and associates to acquire such additional securities of the Company.

4.2   Governance Matters.    (a) The Company and the Board of Directors shall, and the Company shall cause Sun National Bank (the "Company Bank"), a national bank and a wholly owned subsidiary of the Company, and its board of directors to, appoint one designee of the Investor to each of the Board of Directors and the board of directors of the Company Bank, effective as of the First Closing.  Thereafter, for so long as the Investor, together with its Affiliates, (A) prior to the Second Closing, has not sold Common Shares in an amount, individually or in the aggregate, that would result in the Investor, together with its Affiliates, Beneficially Owning less than 5% of the outstanding shares of Common Stock and (B) on or after the Second Closing, owns 7.5% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which the securities of the Company owned by the Investor are directly or indirectly convertible or exercisable and excluding as shares owned and outstanding all Common Shares issued by the Company after the Second Closing Date other than as contemplated by this Agreement), at any election of directors of the Company or the Company Bank, the Investor shall have the right to nominate one candidate for election to each of the Board of Directors and the board of directors of the Company Bank, as a candidate recommended by the Board of Directors, and the Company and the Company Bank shall cause such person (or any substitute or replacement designated or nominated by the Investor) to be recommended by its respective board of directors and to be elected a Director of the Company and of the Company Bank, including the Company's use of reasonable best efforts to have such person elected as a Director of the Board of Directors by the Company's shareholders and soliciting proxies for such person to the same extent it does for any other nominees of its Board of Directors.  Any person nominated or designated pursuant to this Section 4.2 shall be an "Investor Nominee".

(b)   Notwithstanding anything to the contrary contained herein, if the Investor Nominee resigns, is removed pursuant to Section 4.2(c) or otherwise, or is unable to continue to serve as a Director of the Company or as a Director of the Company Bank, the Investor may designate a replacement Director and the relevant board of directors shall elect such person a Director; provided, however, that in each case, the Investor remains entitled to nominate and designate Directors pursuant to this Section 4.2 and such action is taken in accordance with this Section 4.2.

(c)   Any Director may be removed from the Board of Directors or from the board of directors of the Company Bank in accordance with applicable law and the governing documents of the Company or of the Company Bank, as applicable; provided, however, that with respect to the Investor Nominee, any such removal shall require the prior written consent of the Investor unless such removal is required by applicable law or order of regulators or such Director is no longer qualified to serve as a Director pursuant to applicable SEC or regulatory requirements, or a generally applicable policy of the Board of Directors.

(d)   Any vacancies on the Board of Directors and on the board of directors of the Company Bank shall be filled in accordance with the applicable bylaws and, if the vacancy is with respect to the Investor Nominee, this Section 4.2.

(e)   The Company hereby agrees that, from and after the First Closing Date, for so long as the Investor, together with its Affiliates, owns any Common Shares and, on or after the Second Closing, for so long as the Investor, together with its Affiliates, owns 6.0% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which the securities of the Company owned by the Investor are directly or indirectly convertible or exercisable and excluding as shares owned and outstanding all Common Shares issued by the Company after the Second Closing Date other than as contemplated by this Agreement), the Company shall, subject to applicable law, invite a person designated by the Investor (the "Board Observer") to attend meetings of the Board of Directors (or any committee thereof) and the board of directors of the Company Bank (or any committee thereof) in a nonvoting observer capacity.  The Board Observer shall be required to comply with all policies and procedures applicable to members of the Board of Directors and the board of directors of the Company Bank relating to confidentiality, insider trading and other compliance policies.  If the Investor, together with its Affiliates, no longer Beneficially Own the minimum number of shares of Common Stock as specified in the first sentence of this Section 4.2(e), the Investor shall have no further rights under this Section 4.2(e).

(f)   The Company, the Board of Directors and the board of directors of the Company Bank shall ensure, to the extent permitted by applicable law and Federal Reserve Board policy, that any Directors nominated or designated pursuant to this Section 4.2 shall enjoy the same rights, capacities, entitlements, indemnities and compensation as any other members of the Board of Directors and the board of directors of Company Bank, as applicable.  The Investor Nominee and the Board Observer shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors (or any committee thereof) and the board of directors of the Company Bank (or any committee thereof), to the same extent as other members of the Board of Directors and the board of directors of the Company Bank.  The Company shall notify the Investor Nominee and the Board Observer of all regular meetings and special meetings of the Board of Directors and the board of directors of the Company Bank and of all regular and special meetings of any committee thereof. The Company shall provide the Investor Nominee and Board Observer with copies of all notices, minutes, consents and other material that it provides to all other members of the Board of Directors or the Company Bank concurrently as such materials are provided to the other members.

(g)   On or before the First Closing, and thereafter with respect to any replacement nominee or director, the Company shall offer to enter into a customary Directors & Officers Indemnification Agreement with the Investor Nominee if the Company is offering to enter into such agreements with its other directors.  Following the date of this Agreement and prior to the First Closing, the Board of Directors shall consider the foregoing.

(h)   The Investor Nominee shall have the right, at such Person's option and subject to any applicable exchange listing standards and independence requirements, to serve on up to two committees of each of the Board of Directors and the board of directors of the Company Bank, it being understood and agreed that the foregoing shall not restrict the Investor Nominee from serving on any other committee to which he is appointed by the Board of Directors or the board of directors of the Company Bank; provided that the Investor Nominee shall not serve as chairman or vice-chairman (or in any similar capacity) of any such committee or represent more than twenty-five percent (25%) of the members of any such committee.

(i)   Effective immediately following the next annual meeting of shareholders of the Company following the date of this Agreement (the "Annual Meeting"), the number of directors on the Board of Directors and the board of directors of the Company Bank shall not exceed twelve, comprised as set forth in Section 4.2(i) of the Company's Disclosure Schedule.  The Company agrees to request that any current member of the Board of Directors and the board of directors of the Company Bank who will not be nominated for reelection at the Annual Meeting resign from the Board of Directors and the board of directors of the Company Bank, effective as of the earlier to occur of (i) 45 days after the date hereof and (ii) the filing of the Company's preliminary proxy statement relating to the Annual Meeting with the SEC.

(j)   The Company and the Board of Directors shall not take any action that would result in any amendment to the governing documents of the Company or the Company Bank inconsistent with the provisions of this Section 4.2.

4.3   Legend.    (a) The Investor agrees that all certificates or other instruments representing the Securities subject to this Agreement will bear a legend substantially to the following effect:

"THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS."

(b)   Upon request of the Investor, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company and its counsel to the effect that such legend is no longer required under the Securities Act or applicable state laws, as the case may be, the Company shall promptly cause the legend to be removed from any certificate for any securities.  The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws and agrees that it will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.

4.4   Certain Transactions.

           (a)   The Company will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party, as the case may be (if not the Company), or, at the request of the Investor, the ultimate parent of such successor, transferee or lessee party of the Company, expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

(b)   Other than with respect to the Series B Preferred Stock, from and after the First Closing through and including December 31, 2012, the Company shall not set any record or payment dates for the payment of any cash dividends or cash distributions on its capital stock or make, declare or pay any cash dividend or make any other cash distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exercisable or exchangeable for any shares of its capital stock or stock appreciation rights.

4.5   Indemnity.

(a)   The Company agrees to indemnify and hold harmless the Investor and its Affiliates and each of their respective officers, directors, partners, members, stockholders,

managers, employees and agents, to the fullest extent lawful, from and against any and all actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including reasonable attorneys' fees and disbursements), amounts paid in settlement and other costs (collectively, "Losses") arising out of or resulting from (1) any inaccuracy in or breach of the Company's representations or warranties in Section 2.2 of this Agreement or any certificate delivered by or on behalf of the Company pursuant to this Agreement, (2) the Company's breach of agreements or covenants made by the Company in this Agreement or (3) any Losses arising out of or resulting from any legal, administrative or other proceedings instituted by any Governmental Entity, shareholder of the Company or any other person (other than the Investor and its Affiliates and the Company and the Company Subsidiaries) arising out of the transactions contemplated by this Agreement (other than any Losses attributable to the acts, errors or omissions on the part of the Investor, but not including the transactions contemplated hereby).

(b)   The Investor agrees to indemnify and hold harmless each of the Company and its Affiliates and each of their respective officers, directors, partners, employees and agents, to the fullest extent lawful, from and against any and all Losses arising out of or resulting from (1) any inaccuracy in or breach of the Investor's representations or warranties in Section 2.3 of this Agreement or (2) the Investor's breach of agreements or covenants made by the Investor in this Agreement.

(c)   A party entitled to indemnification hereunder (each, an "Indemnified Party") shall give written notice to the party indemnifying it (the "Indemnifying Party") of any claim with respect to which it seeks indemnification promptly after the discovery by such Indemnified Party of any matters giving rise to a claim for indemnification; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.5 unless and to the extent that the Indemnifying Party shall have been actually prejudiced by the failure of such Indemnified Party to so notify such party.  Such notice shall describe in reasonable detail such claim.  In case any such action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnified Party shall be entitled to hire, at its own expense, separate counsel and conduct the defense thereof; provided, however, that the Indemnifying Party shall be entitled to assume and conduct the defense thereof, unless the counsel to the Indemnified Party advises the Indemnifying Party in writing that such claim involves a conflict of interest (other than one of a monetary nature) that would reasonably be expected to make it inappropriate for the same counsel to represent both the Indemnifying Party and the Indemnified Party, in which event the Indemnified Party shall be entitled to retain its own counsel at the cost and expense of the Indemnifying Party (except that the Indemnifying Party shall only be liable for the legal fees and expenses of one law firm for all Indemnified Parties, taken together with respect to any single action or group of related actions).  If the Indemnifying Party assumes the defense of any claim, all Indemnified Parties shall thereafter deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to the claim, and any Indemnified Party shall cooperate in the defense or prosecution of such claim.  Such cooperation shall include the retention and (upon the Indemnifying Party's request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  The Indemnifying Party shall not be liable for any settlement of any action, suit, claim or proceeding effected without its written consent;

provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent.  The Indemnifying Party further agrees that it will not, without the Indemnified Party's prior written consent (which shall not be unreasonably withheld or delayed), settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification has been sought hereunder unless such settlement or compromise includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, claim or proceeding.

(d)   For purposes of the indemnity contained in Sections  4.5(a)(1) and 4.5(b)(1), all qualifications and limitations set forth in the parties' representations and warranties as to "materiality," "Material Adverse Effect" and words of similar import, shall be disregarded in determining (i) whether there shall have been any inaccuracy in or breach of any representations and warranties in this Agreement and (ii) the amount of Losses in respect of any breach of any representation or warranty.

(e)   The Company shall not be required to indemnify the Indemnified Parties pursuant to Section 4.5(a)(1) (1) with respect to any claim for indemnification if the amount of Losses with respect to such claim and all related claims are less than $50,000 (any claim or series of related claims involving Losses less than such amount being referred to as a "De Minimis Claim") and (2) unless and until the aggregate amount of all Losses incurred with respect to all claims (other than De Minimis Claims) pursuant to Section 4.5(a)(1) exceed $250,000 (the "Threshold Amount"), in which event the Company shall be responsible for the entire amount of such Losses.  The Investor shall not be required to indemnify the Indemnified Parties pursuant to Section 4.5(b)(1) (1) with respect to any De Minimis Claim and (2) unless and until the aggregate amount of all Losses incurred with respect to all claims (other than De Minimis Claims) pursuant to Section 4.5(b)(1) exceed the Threshold Amount, in which event such Investor shall be responsible for the entire amount of such Losses.  The cumulative indemnification obligation of (1) the Company to the Investor and all of the Indemnified Parties affiliated with (or whose claims are permitted by virtue of their relationship with) the Investor or (2) the Investor to the Company and the Indemnified Parties affiliated with (or whose claims are permitted by virtue of their relationship with) the Company, in each case for inaccuracies in or breaches of representations and warranties, shall in no event exceed the Purchase Price.

(f)   Any claim for indemnification pursuant to this Section 4.5 for breach of any representation or warranty can only be brought on or prior to the eighteen month anniversary of the Second Closing Date (other than a claim for a breach of the representations and warranties in Section 2.2(c), which may be brought indefinitely, and the representations and warranties in Sections 2.2(i), which may be brought until 90 days after the expiration of the applicable statutory periods of limitations); provided that if notice of a claim for indemnification pursuant to this Section 4.5 for breach of any representation or warranty is brought prior to the end of such period, then the obligation to indemnify in respect of such breach shall survive as to such claim, until such claim has been finally resolved.

(g)   The obligations of the Indemnifying Party under this Section 4.5 shall survive the transfer or redemption of the Common Stock issued pursuant to this Agreement, or the Closing or termination of this Agreement.  The indemnity provided for in this Section 4.5 shall be the sole and exclusive monetary remedy of Indemnified Parties after the Closing for any inaccuracy of any of the representations and warranties contained in Sections 2.2 and 2.3 of this Agreement or any other breach of any covenant or agreement contained in this Agreement; provided that nothing herein shall limit in any way any such parties' remedies in respect of fraud, intentional misrepresentation or omission or intentional misconduct by the other party in connection with the transactions contemplated hereby.  No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any consequential or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof.  The indemnification rights contained in this Section 4.5 are not limited or deemed waived by any investigation or knowledge by the Indemnified Party prior to or after the date hereof.

(h)   The indemnity provided for in this Section 4.5 shall be the sole and exclusive monetary remedy of Indemnified Parties after the First Closing for any inaccuracy of any representation or warranty or any other breach of any covenant or agreement contained in this Agreement; provided that nothing herein shall limit in any way any such party's remedies in respect of fraud by any other party in connection with the transactions contemplated hereby. No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any consequential, indirect, incidental or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof. For the purposes of this Section 4.5, a diminution in value of the Securities will not constitute consequential, indirect or incidental damages, and shall constitute "Losses" for which indemnification may be provided pursuant to this Section 4.5.

(i)   Any indemnification payments pursuant to this Section 4.5 shall be treated as an adjustment to the Purchase Price for the Purchased Shares for U.S. federal income and applicable state and local Tax purposes, unless a different treatment is required by applicable law.

4.6   Registration Rights.

(a)   Registration.

(1)   Subject to the terms and conditions of this Agreement, the Company covenants and agrees that no later than the date that is 12 months after the Second Closing Date (the "Registration Deadline"), the Company shall have prepared and filed with the SEC a Shelf Registration Statement (defined below) covering all Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective as promptly as practicable after the filing thereof and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires).  If the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement.

(2)   Any registration pursuant to this Section 4.6(a) shall be effected by means of a shelf registration under the Securities Act (a "Shelf Registration Statement") in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415.  If the Investor or any other Holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 4.6(c); provided, that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless the expected gross proceeds from such offering exceed $10,000,000.  The lead underwriters in any such distribution shall be selected by the holders of a majority of the Registrable Securities to be distributed and be reasonably acceptable to the Company.

(3)   The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to this Section 4.6(a):  (i) with respect to securities that are not Registrable Securities; (ii) during any Scheduled Black-out Period; or (iii) if the Company has notified the Investor and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its security holders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration or underwritten offering for a period of not more than 60 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (A) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (B) not more than twice in any 12-month period and not more than 60 days in the aggregate in any 12-month period.

(4)   After the First Closing Date, whenever the Company proposes to register any of its equity securities, other than a registration pursuant to Section 4.6(a)(1) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than 15 days prior to the anticipated filing date) and (subject to clause (6) below) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company's notice (a "Piggyback Registration").  Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback

Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 4.6(a)(4) prior to the effectiveness of such registration, whether or not the Investor or any other Holders have elected to include Registrable Securities in such registration.  "Special Registration" means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management or employees of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

(5)   If the registration referred to in Section 4.6(a)(4) is proposed to be underwritten, the Company will so advise the Investor and all other Holders as a part of the written notice given pursuant to Section 4.6(a)(4).  In such event, the right of the Investor and all other Holders to registration pursuant to this Section 4.6(a) will be conditioned upon such persons' participation in such underwriting and the inclusion of such persons' Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Investor.

(6)   The Company represents and warrants that, other than in connection with the Other Securities Purchase Agreements, it has not granted to any holder of its securities and agrees that it shall not grant "piggyback" registration rights to one or more third parties to include their securities in the Shelf Registration Statement or in an underwritten offering under the Shelf Registration Statement pursuant to Section 4.6(a)(2).  If a Piggyback Registration under Section 4.6(a)(4) relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, in the case of a Piggyback Registration under Section 4.6(a)(4), the securities the Company proposes to sell, (ii) second, Registrable Securities of the Investor and all other Holders who have requested registration of Registrable Securities pursuant to Section 4.6(a)(2) or 4.6(a)(4), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(b)   Expenses of Registration.  All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company.  The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties) and expenses of any person, including special experts, retained by the Company.  The Company shall also reimburse the Investor for the reasonable fees and disbursements of legal counsel to the Investor in an amount not to exceed $25,000 per registration.  All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

(c)   Obligations of the Company.  The Company shall use its reasonable best efforts for so long as there are Registrable Securities outstanding, to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it becomes eligible for such status in the future (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)).  In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

(1)   Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to this Section 4.6(c), and keep such registration statement effective or such prospectus supplement current until the securities described therein are no longer Registrable Securities.

(2)   Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(3)   Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(4)   Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(5)   Notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(6)   Give written notice to the Holders:

(i)   when any registration statement filed pursuant to Section 4.6(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;

(ii)   of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(iii)   of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(iv)   of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v)   of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(vi)   if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 4.6(c)(10) cease to be true and correct.

(7)   Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 4.6(c)(6)(iii) at the earliest practicable time.

(8)   Upon the occurrence of any event contemplated by Section 4.6(c)(5) or 4.6(c)(6)(v), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with Section 4.6(c)(6)(v) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company's expense) other than permanent file copies then in such Holder's or underwriter's possession.  The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 30 days.

(9)   Use its reasonable best efforts to procure the cooperation of the Company's transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(10)   If an underwritten offering is requested pursuant to Section 4.6(a)(2), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in "road shows," similar sales events and other marketing activities), (i) make such representations and warranties to the Holders that are selling shareholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (iii) use its reasonable best efforts to obtain "comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(11)   Make available for inspection by a representative of Holders that are selling shareholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(12)   Cause all such Registrable Securities (other than the Series B Preferred Stock, unless such Series B Preferred Stock has not converted into Common Stock within the first anniversary of the date of this Agreement; provided that the Company shall have no obligation to cause the listing of the Series B Preferred Stock if it is not eligible for listing on the national securities exchange on which the Common Stock is then listed) to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or NASDAQ, as determined by the Company.

(13)   If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(14)   Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(d)   Suspension of Sales.  During any Scheduled Black-out Period and upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until termination of such Scheduled Black-out Period or until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable the prospectus supplement may be resumed.  The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 45 days.

(e)   Termination of Registration Rights.  A Holder's registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

(f)   Free Writing Prospectuses; Information.

(1)   No Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(2)   It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.6 that the Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registered offering of their Registrable Securities.  The Company shall not name the Investor or any of its Affiliates as "underwriters" in any registration statement without the prior written consent of the Investor; provided, however, that if such prior written consent is not provided upon the Company's request (which request shall only be made if staff of the SEC requests naming of the Investor as "statutory underwriter" and after the Company uses its reasonable efforts to negotiate with the staff of the SEC with a view to not naming the Investor as "underwriter"), the Investor and any Affiliates shall not be eligible to include Registrable Securities in the applicable registration statement.

(g)   Indemnification.

(1)   The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder's officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an "Indemnitee"), against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii)  offers or sales effected by or on behalf such Indemnitee "by means of" (as defined in Rule 159A) a "free writing prospectus" (as defined in Rule 405) that was not authorized in writing by the Company.

(2)   If the indemnification provided for in Section 4.6(g)(1) is unavailable to an Indemnitee with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.6(g)(2) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4.6(g)(1).  No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(h)   Assignment of Registration Rights.  The rights of the Investor to registration of Registrable Securities pursuant to Section 4.6 may be assigned by the Investor to a transferee or assignee of Registrable Securities to which there is transferred to such transferee no less than $10,000,000 in Registrable Securities in the aggregate, including Registrable Securities acquired from other investors party to the Other Securities Purchase Agreements; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.  Notwithstanding the foregoing, the rights of the Investor to registration of Registrable Securities pursuant to Section 4.6 may be assigned to any Permitted Transferee of the Investor under Section 4.13 to which there is transferred to such Permitted Transferee any Registrable Securities, regardless of amount; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

(i)   Holdback.  With respect to any underwritten offering of Registrable Securities by the Investor or other Holders pursuant to Section 4.6, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed 30 days prior and 90 days following the effective date of such offering or such longer period up to 180 days as may be requested by the managing underwriter.  The Company also agrees to use its reasonable best efforts to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to 180 days as may be requested by the managing underwriter.

(j)   "Market Stand-Off" Agreement; Agreement to Furnish Information.  The Investor and each Holder hereby agrees:

(1)   that the Investor shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any common equity securities of the Company or any securities convertible into or exchangeable or exercisable for any common equity securities of the Company held by the Investor (other than those included in the registration) for a period specified by the representatives of the underwriters of the common equity or equity-related securities not to exceed ten days prior to and 90 days following the effective date of any firm commitment underwritten registered sale of common equity securities of the Company or any securities convertible into or exchangeable or exercisable for any common equity securities of the Company by the Company that raises aggregate gross proceeds of at least $10,000,000 for the Company's own account in which the Company gave the Investor an opportunity to participate in accordance with Section 4.6(a)(4); provided that all executive officers and directors of the Company enter into similar agreements and only if such persons remain subject thereto (and are not released from such agreement) for such period; provided that nothing herein will prevent the Investor from making any distribution of Registrable Securities to the partners or shareholders or other equity owners thereof or a transfer to an Affiliate or a Permitted Transferee that is otherwise in compliance with applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 4.6(i);

(2)   to execute and deliver such other agreements as may be reasonably requested by the Company or the representatives of the underwriters which are consistent with the foregoing obligation in Section 4.6(i)(1) or which are necessary to give further effect thereto; and

(3)   if requested by the Company or the representative of the underwriters of Common Stock (or other securities of the Company), the Investor shall provide, within ten days of such request, such information as may be reasonably required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act in which the Investor participates.

(k)   Rule 144; Rule 144A Reporting.  With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(1)   make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(2)   file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) and the Securities Act);

(3)   so long as the Investor or Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

(4)   take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(l)   As used in this Section 4.6, the following terms shall have the following respective meanings:

(1)   "Holder" means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 4.6(h) hereof.

(2)   "Holders' Counsel" means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

(3)   "Register," "registered," and "registration" shall refer to a registration effected by preparing and (a) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3 or other form approved by the holders of a majority of Registrable Securities available for sales of securities pursuant to Rule 415 under the Securities Act.

(4)   "Registrable Securities" means (A) all Common Stock and Series B Preferred Stock held by the Investor from time to time, (B) the shares of Common Stock issued or issuable pursuant to the conversion of the Series B Preferred Stock held by the Investor from time to time and (C) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) or (B) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they may be freely resold (without volume or method of sale restrictions, public information requirements or other conditions) without registration under the Securities Act, (iii) they shall have ceased to be outstanding; or (iv) they have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned to the transferee of the securities.  No Registrable Securities may be registered under more than one registration statement at one time.

(5)   "Registration Expenses" means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 4.6, including, without limitation, all registration, filing and listing fees (including filings made with the Financial Industry Regulatory Authority), printing expenses (including printing of prospectuses and certificates for the Securities), the Company's expenses for messenger and delivery services and telephone, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred by the Company in connection with any "road show," the fees and disbursements of Holders' Counsel, and expenses of the Company's independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(6)   "Rule 144," "Rule 144A," "Rule 158," "Rule 159A," "Rule 405" and "Rule 415" mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(7)   "Scheduled Black-out Period" means the period from and including the thirtieth day prior to the last day of a fiscal quarter of the Company to and including the business day after the day on which the Company publicly releases its earnings for such fiscal quarter, or such shorter period that is commensurate with the black-out period applicable to the Company's directors from time to time.

(8)   "Selling Expenses" means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders' Counsel included in Registration Expenses), other than $25,000 of fees and disbursements of Holders' Counsel, which shall be reimbursed by the Company pursuant to Section 4.6(b).

(m)   At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 4.6 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Sections 4.6(a)(4)-(6) in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder's rights or obligations under Section 4.6(f) with respect to any prior registration or Pending Underwritten Offering.  "Pending Underwritten Offering" means, with respect to any Holder forfeiting its rights pursuant to this Section 4.6(m), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 4.6(a)(2) or 4.6(a)(4) prior to the date of such Holder's forfeiture.

4.7   Gross-Up Rights.

(a)   Sale of New Securities.  For so long as the Investor, together with its Affiliates, (A) prior to the Second Closing, has not sold Common Shares in an amount, individually or in the aggregate, that would result in the Investor, together with its Affiliates, Beneficially Owning less than 5% of the outstanding shares of Common Stock and (B) on or after the Second Closing, owns 6% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which the securities of the Company owned by the Investor are directly or indirectly convertible or exercisable and excluding as shares owned and outstanding all Common Shares issued by the Company after the Second Closing Date other than as contemplated by this Agreement) (before giving effect to any issuances triggering provisions of this Section), if, at any time after the date hereof, the Company makes any public or nonpublic offering or sale of any equity security (including Common Stock, preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity or that includes an equity component (such as, an "equity kicker") (including any hybrid security) (any such security, a "New Security") (other than (i) any Common Stock or other securities (1) issuable upon the exercise or conversion of any securities of the Company issued or agreed to be issued as of the date hereof (2) issuable pursuant to the transactions contemplated by this Agreement; (ii) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company's stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company's employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; or (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction), then the Investor shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms (except that, to the extent permitted by law and the Certificate of Incorporation and bylaws of the Company, the Investor may elect to receive such securities in nonvoting form, convertible into voting securities in a widely dispersed or public offering) as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities.  The amount of New Securities that the Investor shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the number of shares of Common Stock held by the Investor, and the denominator of which is the number of shares of Common Stock then outstanding.

(b)   Notice.  In the event the Company proposes to offer or sell New Securities, it shall give the Investor written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing, and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than two business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company proposes to pursue any other offering.  The Investor shall have 7 business days from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Section 4.7 and, as to the amount of New Securities the Investor desires to purchase, up to the maximum amount calculated pursuant to Section 4.7(a).  Such notice shall constitute a nonbinding indication of interest of the Investor to purchase the amount of New Securities so specified at the price and other terms set forth in the Company's notice to it.  The failure of the Investor to respond within such 7 business day period shall be deemed to be a waiver of the Investor's rights under this Section 4.7 only with respect to the offering described in the applicable notice.

(c)   Purchase Mechanism.  If the Investor exercises its rights provided in this Section 4.7, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place within 20 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 120 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or shareholder approvals).  The Company and the Investor agree to use commercially reasonable efforts to secure any regulatory or shareholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(d)   Failure of Purchase.  In the event that the Investor fails to exercise its rights provided in this Section 4.7 within said 7 business day period or, if so exercised, the Investor is unable to consummate such purchase within the time period specified in Section 4.7(c) because of the Investor's failure to obtain any required regulatory or shareholder consent or approval, the Company shall thereafter be entitled (during the period of 45 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 30 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4.7 by the Investor or which the Investor is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable in the aggregate to the purchasers of such securities than were specified in the Company's notice to the Investor.  Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or shareholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five business days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 120 days from the date of the applicable agreement with respect to such sale.  In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 45-day period (or sold and issued New Securities in accordance with the foregoing within 30 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 120 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to the Investors in the manner provided above.

(e)   Non-Cash Consideration.  In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(f)   Cooperation.  The Company and the Investor shall cooperate in good faith to facilitate the exercise of the Investor's rights under this Section 4.7,  including to secure any required approvals or consents.

4.8   Anti-Takeover Matters; Takeover Laws; No Rights Triggered.  If any Takeover Law may become, or may purport to be, applicable to the transactions contemplated or permitted by this Agreement, the Company and the members of the Board of Directors shall grant such approvals and take such actions as are necessary so that the transactions contemplated or permitted by this Agreement and the Other Securities Purchase Agreements may be consummated, as promptly as practicable, on the terms contemplated by this Agreement and the other respective Transaction Documents, as the case may be, and otherwise act to eliminate or minimize the effects of any Takeover Law on any of the transactions contemplated or permitted by this Agreement and the Other Securities Purchase Agreements.

(a)   New Jersey Business Combination Statute; Article XIII of the Certificate of Incorporation.  The Board of Directors has duly adopted an irrevocable resolution as follows (the "Business Combination Exemption Resolution"):

"RESOLVED, that pursuant to Sections 14A:10A-1 through 10A-6 of the New Jersey Business Corporation Act (the "NJBCA") and Article XIII of the Certificate of Incorporation ("Article XIII"), the Board of Directors of the Corporation, for the specific purpose of establishing an irrevocable exemption from Sections 14A:10A-1 through 10A-6 of the NJBCA and Article XIII, hereby approves thereunder (i) the entering into, and all of the transactions relating to and contemplated or permitted by, the Securities Purchase Agreement, between the Corporation and the Investor, including, without limitation, (A) the assignment of any rights thereunder, (B) any person or entity becoming an "interested shareholder" as defined in each of Sections 14A:10A-1 through 10A-6 of the NJBCA and Article XIII including, without limitation, the Investor, any present or future affiliates or associates of the Investor, and any assignees of the foregoing (whether individually or in another capacity) (collectively, the "Covered Persons") and (C) the transfer of any shares of common stock or other securities of the Corporation in accordance with the terms and conditions of the Securities Purchase Agreement, (ii) any transaction in which any Covered Person becomes an "interested shareholder" as defined in Sections 14A:10A-1 through 10A-6 of the NJBCA or Article XIII or acquires additional shares of common stock or other securities of the Corporation thereafter and (iii) any "business combination" as defined in Sections 14A:10A-1 through 10A-6 of the NJBCA or Article XIII involving any Covered Person, including, without limitation, the exercise of the rights afforded under Section 4.7 of the Securities Purchase Agreement."

(b)   Business Combination Exemption.  The Company represents that the Business Combination Exemption Resolution adopted by the Company is a valid action of the Board of Directors of the Company, binding on the Company, and constitutes a valid and irrevocable exemption by the Company from Sections 14A:10A-1 through 10A-6 of the NJBCA and Article XIII of the Certificate of Incorporation as to any transaction, person or entity described in such resolution.

4.9   Additional Regulatory Matters.

(a)   The Company and the Investor agree to cooperate and use their reasonable best efforts to ensure that neither the Investor nor any of its Affiliates will be deemed to control the Company or otherwise be deemed a "bank holding company" for purposes of the BHC Act.

(b)   The Company shall not knowingly take any action that would reasonably be expected to pose a substantial risk that the Investor or any of its Affiliates would be deemed to control the Company or otherwise be deemed a "bank holding company" for purposes of the BHC Act, including undertaking any redemption, recapitalization, or repurchase of Common Stock, of securities or rights, options, or warrants to purchase Common Stock, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for Common Stock in each case, where the Investor is not given the right to participate in such redemption, recapitalization, or repurchase to the extent of the Investor's pro rata proportion.

(c)   Notwithstanding anything in this Agreement to the contrary, in no event shall the Investor or any Affiliate, principal, shareholder, member, partner, director, officer, or employee of the Investor be required: (1) to become a "bank holding company" within the meaning of the BHC Act, a "savings and loan holding company" within the meaning of the Home Owners' Loan Act, or a similarly regulated entity under any similar or successor law; (2) to support or maintain the capital, liquidity, or financial condition of the Company or a Company Subsidiary (other than through the investment on the terms expressly stated herein); (3) to modify or limit its operations, investments, or commercial practices (other than with respect to relationships with the Company or the Company Subsidiaries); (4) to modify or limit its governance, ownership, legal structure, accounting, or compensation arrangements; (5) to become subject to or otherwise permit or accept any other condition, limitation, restriction, requirement, or restraint imposed by any bank regulatory authority on the Investor, the Company or any of their respective Affiliates in connection with the transactions contemplated herein that would, in the reasonable and good faith judgment of the Investor, materially and adversely affect the anticipated benefits or burdens of the transactions contemplated herein; (6) to propose, undertake, agree to or accept any of the items described in clauses (1) through (5) as a condition to receiving any regulatory or governmental approval, consent, waiver or non-objection (each of clauses (1) through (6), a "Burdensome Condition").

4.10   VCOC Investor.  The Investor and, at the Investor's request, each Affiliate thereof that directly or indirectly has an interest in the Investor, the Company or the Company Bank, in each case that is intended to qualify as a "venture capital operating company" as defined in the regulations (the "Plan Asset Regulations") issued by the Department of Labor at Section 2510.3 101 of Part 2510 of Chapter XXV, Title 29 of the Code of Federal Regulations, as the same may be amended from time to time (a "VCOC" and each such person a "VCOC Investor"), will have customary and appropriate VCOC rights (including consultation rights and inspection and access rights, and the right to audited and unaudited financial statements, annual budget and other financial and operations information, including advance notification of and consultation with respect to significant corporate actions) relating to inspection, information and consultation with respect to the Company or the Company Bank; provided that this Section 4.10 shall not entitle the Investor to designate any members of the Board of Directors or of the board of directors of the Company Bank.  The Company shall, and shall cause the Company Bank to, consider in good faith the recommendations of any VCOC Investor or its designated representative in connection with the matters on which it is consulted as described above, recognizing that the ultimate discretion with respect to all such matters shall be retained by the Company or the Company Bank, as applicable.  In the event the Company or the Company Bank ceases to qualify as an "operating company" (as defined in the first sentence of 2510.3-101(c)(1) of the Plan Asset Regulations) or the investment in the Company or the Company Bank by a VCOC Investor does not qualify as a venture capital investment as defined in the Plan Asset Regulations, then the Company and the Investor will, and the Company will cause the Company Bank to, cooperate in good faith to take all reasonable actions necessary to preserve the VCOC status of each VCOC Investor, it being understood that such reasonable actions shall not require a VCOC Investor to purchase or sell any investments.  The Company shall cause the Company Bank to enter into an agreement with each VCOC Investor that provides the rights set forth in this Section 4.10, effective as of the Closing.

4.11   MFN Provision.  If the Company, in connection with the Other Private Placements, enters into an agreement that contains terms more favorable to any investor than the terms provided to the Investor under this Agreement, then the Company will modify or revise the terms of this Agreement in order for the transaction contemplated hereby to reflect any more favorable terms provided to any other investor in connection with the Other Private Placements.

4.12     Corporate Opportunities.  To the fullest extent permitted by applicable law or regulation, including but not limited to the laws and regulations of the State of New Jersey, neither the Investor nor any of its Affiliates or Persons associated with the Investor, nor the Investor Nominee or the Board Observer shall be obligated to refer or present any particular business opportunity to the Company or the Company Bank.  The Investor shall have the right to take such opportunity for its own account (individually or as a partner, shareholder, member, participant or fiduciary) or recommend to others such particular opportunity, unless such opportunity is presented to the Investor Nominee or Board Observer as a business opportunity for the Company or the Company Bank or the Investor Nominee or Board Observer learns of such opportunity in his capacity as a director or Board Observer, even if such opportunity is of a character that, if referred or presented to the Company or the Company Bank, as applicable, could be taken by the Company or the Company Bank, as applicable; provided that in the case where such opportunity is presented to the Investor Nominee or Board Observer as a business opportunity for the Company or the Company Bank or the Investor Nominee or Board Observer learns of such opportunity in his capacity as a director or Board Observer, such Investor Nominee or Board Observer shall present such business opportunity to the Company or the Company Bank, as applicable, and if the Company or the Company Bank, as applicable, does not decide to pursue such business opportunity within 30 days of notice thereof, or subsequently determines to abandon the pursuit of such business opportunity, the Investor Nominee or Board Observer (and the Investor or its Affiliates or other Persons associated with it) shall have the right to take for their own account or to recommend to others such business opportunity.  Notwithstanding anything to the contrary herein, this Section 4.12  shall not be applicable to any business opportunity with respect to the acquisition of or investment in a depository institution headquartered in the State of New Jersey, it being understood and agreed that, for the avoidance of doubt, nothing herein shall require the Investor or any of its Affiliates or Persons associated with the Investor, nor the Investor Nominee or Board Observer, to refer any business opportunity to the Company or the Company Bank which it is not required to refer under applicable law.

4.13   Transfer Restrictions.

(a)   Except as otherwise permitted in this Agreement, the Investor will not transfer, sell, assign or otherwise dispose of ("Transfer") any Securities acquired pursuant to this Agreement, except that following the date that is eighteen months from the First Closing Date, the Investor may Transfer any or all of the Securities owned by the Investor from time to time, and the restrictions under this Section 4.13 shall be of no further force and effect.

(b)   Notwithstanding Section 4.13(a), the Investor shall be permitted to Transfer any portion or all of its Securities at any time under the following circumstances:

(1)   Transfers to (A) any Affiliate of the Investor (including without limitation any Affiliated fund) under common control with the Investor's ultimate parent, general partner or investment advisor (any such transferee shall be included in the term "Investor") or (B) any limited partner or shareholder of the Investor or limited partner or shareholder of the Investor's Affiliates (each, a "Permitted Transferee"), but in each case only if the transferee agrees in writing for the benefit of the Company (with a copy thereof to be furnished to the Company) to be bound by the terms of this Agreement.

(2)   Transfers pursuant to a merger, tender offer or exchange offer or other business combination, acquisition of assets or similar transaction or change of control involving the Company or any Company Subsidiaries; provided that such transaction has been approved by the Board of Directors.

(3)   In the event that, as a result of (A) any share repurchases, recapitalizations, redemptions or similar actions by the Company not caused by the Investor or (B) any change in the amount of Securities held by the Investor resulting from adjustment or exchange provisions or other terms of the Securities, the Investor reasonably determines, based on the advice of legal counsel, that unless it disposes of all or a portion of its Securities, it or any of its Affiliates could reasonably be deemed to "control" the Company for purposes of the BHC Act or any rules or regulations promulgated thereunder (or any successor provision), then the Investor shall be permitted to Transfer the portion of the Securities reasonably necessary to avoid such control determination.

(4)   Transfers upon the exercise of its rights described under "Tag-Along Rights" in Exhibit D.

4.14   Standstill.  For so long as the Investor, together with its Affiliates, owns 5% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which the securities of the Company owned by the Investor are directly or indirectly convertible or exercisable and excluding as shares owned and outstanding all Common Shares issued by the Company after the Second Closing Date other than as contemplated by this Agreement), neither the Investor nor any of its Affiliates shall in any way acquire, offer or propose to acquire or agree to acquire, other than as specifically contemplated in the Transaction Documents, Beneficial Ownership of any voting securities of the Company if such acquisition would result in the Investor or its Affiliates having Beneficial Ownership of more than 24.9% of the outstanding shares of Common Stock of the Company (for the avoidance of doubt, for purposes of calculating the Beneficial Ownership of the Investor and its Affiliates hereunder, (x) any security that is convertible into, or exercisable for, any such voting securities or Common Stock that is Beneficially Owned by the Investor or its Affiliates shall be treated as fully converted or exercised in accordance with its terms, as the case may be, into the underlying voting securities or Common Stock, and (y) any security convertible into, or exercisable for, the Common Stock that is Beneficially Owned by any person other than the Investor or any of its Affiliates shall not be taken into account).

ARTICLE V

Termination

5.1   Termination.  This Agreement may be terminated prior to the First Closing:

(a)   by mutual written consent of the Investor and the Company;

(b)   by the Company, upon written notice to the Investor, in the event that the conditions of the First Closing set forth in Section 1.2(c)(2) are not satisfied on or before October 31, 2010; provided, however, that the right to terminate this Agreement pursuant to this Section 5.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(c)   by the Investor, upon written notice to the Company, in the event that the conditions of the First Closing set forth in Section 1.2(c)(1)  are not satisfied on or before October 31, 2010; provided, however, that the right to terminate this Agreement pursuant to this Section 5.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(d)   by the Company or the Investor, upon written notice to the other, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable;

(e)   by the Investor, if the Investor or any of its Affiliates receives written notice from or is otherwise advised by a Governmental Entity that it will not grant (or intends to rescind or revoke if previously approved) any regulatory approval required to consummate the transactions contemplated hereby or receives written notice from such Governmental Entity that it will not grant such approval on the terms contemplated by this Agreement without imposing any Burdensome Condition, provided that, prior to terminating this Agreement, the Investor shall have used reasonable efforts to obtain such approval without the imposition of such Burdensome Condition;

(f)   by the Investor, if a "change in control" within the meaning of any Benefit Plan occurs on or after the date hereof but prior to the First Closing Date.

5.2   Effects of Termination.  In the event of any termination of this Agreement as provided in Section 5.1, this Agreement (other than Section 3.2, Section 4.5, this Section 5.2 and Article VI (other than Section 6.1) and all applicable defined terms, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for willful breach of this Agreement.

5.3   Second Closing Termination.  Notwithstanding anything to the contrary herein, in the event that the conditions of the Second Closing set forth in Section 1.2(d) are not satisfied on or before December 31, 2010 (the "Second Closing Termination Date"), either party shall have the right, upon written notice to the other, to terminate the parties’ obligations to consummate the Second Closing, in which event the Company shall have no obligation to the Investor to issue the Series B Preferred Shares to be issued at the Second Closing and the Investor shall have no obligation to the Company to pay the Second Purchase Price (a "Second Closing Termination"); provided, however, that the right to cause a Second Closing Termination pursuant to this Section 5.3 shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Second Closing to occur on or prior to the Second Closing Termination Date.  For the avoidance of doubt, a Second Closing Termination shall not result in the termination of this Agreement.

ARTICLE VI

Miscellaneous

6.1   Survival.  Each of the representations and warranties set forth in this Agreement shall survive the Closing under this Agreement but only for a period of 18 months following the Second Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period) and thereafter shall expire and have no further force and effect; provided that the representations and warranties in Section 2.2(c) shall survive indefinitely and the representations and warranties in Sections 2.2(i) shall survive until 90 days after the expiration of the applicable statutory periods of limitations.  Except as otherwise provided herein, all covenants and agreements contained herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative.

6.2   Amendment.  No amendment or waiver of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.

6.3   Waivers.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The conditions to each party's obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.  No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

6.4   Counterparts and Facsimile.  For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

6.5   Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  The parties hereto irrevocably and unconditionally agree that any suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the parties agree to submit to the jurisdiction of, and to venue in, such courts.

6.6   Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.7   Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered as follows:

(a)    If to the Investor:

WLR SBI AcquisitionCo, LLC
c/o WL Ross & Co. LLC
1166 Avenue of the Americas
New York, NY 10036
Attn:           Michael Gibbons, Chief Financial Officer
Facsimile:  (212) 278-9645

with copies to:

WL Ross & Co. LLC
1166 Avenue of the Americas
New York, NY 10036
Attn:           Benjamin Gruder, Esq.
Facsimile:   (212) 278-9811

and

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036
Attn:           David C. Ingles
Facsimile:   (917) 777-2697

(b)   If to the Company:

Sun Bancorp, Inc.
226 Landis Avenue
Vineland, New Jersey 08360
Attn:  Chief Executive Officer
Facsimile:  (856) 691-9187

with a copy to:

Malizia Spidi & Fisch, PC
1227 25th Street, N.W.
Suite 200 West
Washington, D.C. 20037
Attn:  John J. Spidi
Facsimile:  (202) 434-4661

6.8   Entire Agreement, Etc

.  This Agreement (including the Exhibits, Schedules, and Disclosure Schedule hereto) and the other documents referred to herein constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof; the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and their permitted assigns.  For the avoidance of doubt, the Company agrees that the Investor may assign its rights and obligations under this Agreement, in whole or in part, to one or more Affiliates, parallel investment funds, co-investment funds or successor investment funds and that such assignees shall be included in the term "Investor".

6.9   Other Definitions

.  Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time.  All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.  When used herein:

(1)   the term "subsidiary" means those corporations, banks, savings banks, associations and other persons of which such person owns or controls 25% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities as to each of which 25% or more of the outstanding equity securities is owned directly or indirectly by its parent or otherwise controlled by such parent and any entity that would be a "subsidiary" for purposes of the BHC Act; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity;

(2)   the term "Affiliate" means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person.  For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise or for purposes of the BHC Act or the CBC Act;

(3)   the word "or" is not exclusive;

(4)   the words "including," "includes," "included" and "include" are deemed to be followed by the words "without limitation";

(5)   the terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(6)   the words "it" or "its" are deemed to mean "him" or "her" and "his" or "her", as applicable, when referring to an individual;

(7)   "business day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or the State of New Jersey generally are authorized or required by law or other governmental actions to close;

(8)   "person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act;

(9)   "Beneficially Own," "Beneficial Owner" and "Beneficial Ownership" are defined in Rules 13d-3 and 13d-5 of the Exchange Act; and

(10)   "knowledge of the Company" or "Company's knowledge" means the actual knowledge after due inquiry of the executive officers of the Company.

6.10   Captions.  The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

6.11   Severability.  If any provision of this Agreement or the application thereof to any person (including the officers and directors of the Investor and the Company) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

6.12   No Third-Party Beneficiaries.  Nothing contained in this Agreement, expressed or implied, is intended to confer or shall confer upon any person other than the express parties hereto, any benefit right or remedies, except that the provisions of Sections 4.2, 4.3, 4.5, 4.6, 4.7 and 4.10 shall inure to the benefit of the persons referred to in those Sections, including any Holders.  The representations and warranties set forth in Article II and the covenants set forth in Articles III and IV have been made solely for the benefit of the parties to this Agreement and (a) may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (b) have been qualified by reference to the Disclosure Schedule of each party, each of which contains certain disclosures that are not reflected in the text of this Agreement; and (c) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company.

6.13   Public Announcements.  Subject to each party's disclosure obligations imposed by law or regulation, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement or the Other Securities Purchase Agreements, and no party hereto will make any such news release or public disclosure without first consulting with the other party hereto and receiving its consent (which shall not be unreasonably withheld, conditioned, or delayed), and each party shall coordinate with the other with respect to any such news release or public disclosure.

6.14   Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms.  It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

*  *  *

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

SUN BANCORP, INC.

By:      /s/ Thomas X. Geisel
Name:  Thomas X. Geisel
Title:     President & CEO
[Signature Page to Securities Purchase Agreement]

WLR SBI AcquisitionCo, LLC

By: WLR Recovery Fund IV, L.P.,
       Its Sole Manager

By: WLR Recovery Associates IV LLC,
       Its General Partner

By: WL Ross Group, L.P.,
       Its Managing Member

By: El Vedado, LLC,
       Its General Partner

By:      /s/ Michael J. Gibbons
Name:
Title:

[Signature Page to Securities Purchase Agreement]

APPENDIX C

SECURITIES PURCHASE AGREEMENT

dated as of July 7, 2010,

as Amended on July 30, 2010

between

Sun Bancorp, Inc.

and

Bernard A. Brown,

Sidney R. Brown,

Jeffrey S. Brown,

Anne E. Koons,

The Four B’s,

Interactive Logistics, LLC,

National Distribution Centers, L.P.,

and

National Freight, Inc.

Page

ARTICLE I
Purchase; Closings

1.1	Purchase	2
1.2	Closings	2
1.3	Second Closing Adjustments	7

ARTICLE II
Representations and Warranties

2.1	Disclosure	9
2.2	Representations and Warranties of the Company	10
2.3	Representations and Warranties of the Investors	31

ARTICLE III
Covenants

3.1	Filings; Other Actions	32
3.2	Expenses	35
3.3	Access, Information and Confidentiality	35
3.4	Conduct of the Business	36
3.5	Reasonable Efforts	36
3.6	Company Forbearances	36
3.7	Shareholder Litigation.	38

ARTICLE IV
Additional Agreements

4.1	No Rights Agreement	39
4.2	Governance Matters	39
4.3	Legend	41
4.4	Certain Transactions	41
4.5	Indemnity	42
4.6	Registration Rights	44
4.7	Gross-Up Rights	56
4.8	Anti-Takeover Matters; Takeover Laws; No Rights Triggered.	58
4.9	Additional Regulatory Matters.	59
4.10	Information Rights.	60
4.11	MFN Provision.	60
4.12	Transfer Restrictions.	60

C-i

ARTICLE V
Termination

5.1	Termination.	61
5.2	Effects of Termination.	62
5.3	Second Closing Termination.	62

ARTICLE VI
Miscellaneous

6.1	Survival	62
6.2	Amendment	63
6.3	Waivers	63
6.4	Counterparts and Facsimile	63
6.5	Governing Law	63
6.6	Waiver of Jury Trial	63
6.7	Notices	63
6.8	Entire Agreement, Etc.	65
6.9	Other Definitions	65
6.10	Captions	66
6.11	Severability	66
6.12	No Third-Party Beneficiaries	67
6.13	Public Announcements	67
6.14	Specific Performance	67

C-ii

LIST OF EXHIBITS

Exhibit A	Form of Series B Certificate
Exhibit B:	Form of Opinion of Counsel
Exhibit C:	Form of Officer’s Certificate from the Company
Exhibit D:	Investors Term Sheet

C-iii

INDEX OF DEFINED TERMS

Affiliate	67
Agency	29
Agreement	1
Beneficial Owner	68
Beneficial Ownership	68
Beneficially Own	68
Benefit Plan	22
BHC Act	2
Board of Directors	5
Burdensome Condition	61
Business Combination	9
Business Combination
Exemption Resolution	59
business day	68
CBC Act	2
Certificate of Incorporation	1
Change in Control	8
Code	23
Common Shares	1
Common Stock	1
Company	1
Company 10-K	12
Company Bank	40
Company Financial Statements	15
Company Preferred Stock	12
Company Reports	15
Company Restricted Stock	12
Company Significant Agreement	18
Company Stock Option	12
Company Stock Option Plans	12
Company Subsidiaries	11
Company Subsidiary	11
Company's knowledge	68
control	68
controlled by	68
Conversion Shares	3
Covered Persons	60
De Minimis Claim	44
Director Nominee(s)	9
Disclosure Schedule	9
Environmental Law	26
ERISA	23
ERISA Affiliate	23

C-iv

ERISA Plan	23
Exchange Act	15
FDIC	11
First Closing	2
First Closing Date	2
GAAP	15
Governmental Entity	3
Hazardous Substance	26
her	68
herein	68
hereof	68
hereunder	68
him	68
his	68
Holder	55
Holders' Counsel	55
include	68
included	68
includes	68
including	68
Incumbent Directors	9
Indemnified Party	43
Indemnifying Party	43
Indemnitee	52
Information	36
Initial Purchase Price	2
Initial Purchased Shares	2
Insurer	29
Intellectual Property	27
Investor(s)	1
Investor Nominee(s)	40
Investors Agreement	5
IRS	17
it	68
IT Assets	27
its	68
knowledge of the Company	68
Liens	11
Loan Investor	29
Loans	28
Losses	43, 45
Material Adverse Effect	10
Meeting End Date	35
NASDAQ	4
New Jersey Secretary	1

C-v

New Security	57
NJBCA	26, 59
OCC Agreement	5
Other Private Placements	1
Other Securities Purchase Agreements	1
Pending Underwritten Offering	57
Pension Plan	23
Permitted Liens	16
Permitted Transferee	62
person	68
Piggyback Registration	47
Plan Asset Regulations	61
Pool	29
Pre-Closing Period	36
Previously Disclosed	10
Purchase Price	3
Register	56
registered	56
Registrable Securities	56
registration	56
Registration Deadline	45
Registration Expenses	56
Regulatory Action	28
Rule 144	56
Rule 144A	56
Rule 158	56
Rule 159A	56
Rule 405	56
Rule 415	56
Scheduled Black-out Period	56
SEC	10
Second Closing	3
Second Closing Date	3
Second Closing Termination	64
Second Closing Termination Date	64
Second Purchase Price	3
Securities	1
Securities Act	15
Selling Expenses	57
Series B Certificate	1
Series B Preferred Shares	1
Series B Preferred Stock	1
Shareholder Approvals	13
Shareholder Litigation	39
Shareholders Meeting	41

C-vi

Shelf Registration Statement	46
Special Registration	47
subsidiary	67
Takeover Law	26
Tax	18
Tax Return	18
Taxes	18
Threshold Amount	44
Transaction Documents	1
Transaction Expenses	36
Transfer	62
under common control with	68
Unlawful Gains	22
Voting Debt	12
without limitation	68

C-vii

SECURITIES PURCHASE AGREEMENT, dated as of July 7, 2010 (this “Agreement”), among Sun Bancorp, Inc., a New Jersey corporation (the “Company”), and Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons, The Four B’s, Interactive Logistics, LLC, National Distribution Centers, L.P. and National Freight, Inc. (each, an “Investor” and collectively, the “Investors”).

RECITALS:

A.           The Investment.  The Company intends to sell to the Investors, and the Investors intend to purchase from the Company, as an investment in the Company, the securities as described herein.  The securities to be purchased at the first closing are 1,885,500 shares of common stock, par value $1.00 per share, of the Company (the “Common Stock” or “Common Shares”).  The securities to be purchased at the second closing, subject to adjustment as of the date of the second closing in accordance with the terms hereof, are 22,458 shares of Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B, par value $1.00 per share, of the Company, having the terms set forth on Exhibit A (the “Series B Preferred Stock” or “Series B Preferred Shares”).

B.           The Securities.  The term “Securities” refers collectively to (i) the shares of Common Stock and Series B Preferred Stock purchased under this Agreement and (ii) any securities (including shares of Common Stock) into which any of the foregoing are converted, exchanged or exercised in accordance with the terms thereof and this Agreement.  When issued, the Series B Preferred Stock will have the designations, relative rights, preferences and limitations set forth in the certificate of amendment, substantially in the form attached as Exhibit A (the “Series B Certificate”), made a part of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), by filing the Series B Certificate with the Secretary of State of the State of New Jersey (the “New Jersey Secretary”).

C.           Additional Private Placements.  Concurrently with the first closing and second closing hereunder, the Company has agreed to sell Common Shares and Preferred Shares in private placements to the other investors listed in Section 1.2(a) of the Disclosure Schedule (the “Other Private Placements”) under separate securities purchase agreements (the “Other Securities Purchase Agreements”).

D.           Transaction Documents.  The term “Transaction Documents” refers to this Agreement, the Other Securities Purchase Agreements, the Series B Certificate and the Investors Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I
Purchase; Closings

1.1   Purchase.  On the terms and subject to the conditions set forth herein, the Investors will purchase from the Company, and the Company will issue and sell to the Investors, a number of shares of Common Stock and Series B Preferred Stock as set forth herein.

1.2    Closings.  The transactions contemplated hereby will occur over two closings.

(a)   First Closing.

    (1)   Subject to the satisfaction (or, where permissible, waiver) of the conditions to closing set forth in Section 1.2(c), the first closing (the “First Closing”) shall take place at a time and date as shall be agreed upon by the parties hereto, but in no event later than the third business day after the date of satisfaction or waiver of the last of the conditions specified in Section 1.2(c), at the offices of Malizia Spidi & Fisch, PC located at 1227 25th Street, N.W., Washington, D.C. 20037, or such other date or location as agreed by the parties in writing.  The date of the First Closing is referred to as the “First Closing Date.”

    (2)   Subject to the satisfaction of the conditions described in Section 1.2(c), at the First Closing, the Company will deliver to the Investors certificates bearing the appropriate legends herein provided for and free and clear of all Liens representing an aggregate 1,885,500 shares of Common Stock to be allocated among the Investors as they shall determine in their sole discretion and as provided to the Company in writing prior to the First Closing (the “Initial Purchased Shares”) against payment by the Investors of $7,542,000 (the “Initial Purchase Price”) by wire transfer of immediately available United States funds to a bank account designated by the Company; provided, that if the Initial Purchased Shares would cause an Investor or its Affiliates to be deemed for purposes of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), or the Change in Bank Control Act of 1978, as amended (the “CBC Act”), to own 10% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company, then the Investor shall purchase the highest number of shares of Common Stock at a purchase price of $4.00 per share (and the Initial Purchase Price shall be reduced accordingly) such that the Investor will not be deemed for purposes of the BHC Act or the CBC Act to own 10% or more of any class of voting securities of the Company or to otherwise control the Company.  Any determinations under the proviso of the immediately preceding sentence shall take into account the appropriate regulatory treatment of convertible securities.

(b)   Second Closing.

    (1)   Subject to the satisfaction (or, where permissible, waiver) of the conditions to closing set forth in Section 1.2(d), the second closing (the “Second Closing”) shall take place at a time and date as shall be agreed upon by the parties hereto, but in no event later than the tenth business day after the date of satisfaction or waiver of the last of the conditions specified in Section 1.2(d), at the offices of Malizia Spidi & Fisch, PC located at 1227 25th Street, N.W., Washington, D.C. 20037, or such other date or location as agreed by the parties in writing.  The date of the Second Closing is referred to as the “Second Closing Date.”

    (2)   Subject to the satisfaction of the conditions described in Section 1.2(d), at the Second Closing, the Company will deliver to the Investors certificates bearing the appropriate legends herein provided for and free and clear of all Liens representing an aggregate 22,458  shares of Series B Preferred Stock to be allocated among the Investors as they shall determine in their sole discretion and as provided to the Company in writing prior to the Second Closing, against payment by the Investors of $22,458,000 (the “Second Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”) by wire transfer of immediately available United States funds to a bank account designated by the Company; provided that if the Common Shares issued at the First Closing and the shares of Common Stock issuable upon the conversion of the Series B Preferred Shares (the “Conversion Shares”) would cause an Investor or its Affiliates to be deemed for purposes of the BHC Act to own 25% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company, then the number of Series B Preferred Shares to be purchased at the Second Closing shall be reduced to the highest number of Series B Preferred Shares at a purchase price per share of $1,000 (and the Second Purchase Price and the Purchase Price shall be reduced accordingly) such that such Investor will not be deemed for purposes of the BHC Act to own 25% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company.  Any determinations under the proviso of the immediately preceding sentence shall take into account the appropriate regulatory treatment of convertible securities.

(c)   Conditions to First Closing.

    (1)   The obligation of each Investor to consummate the First Closing is subject to the fulfillment prior to or contemporaneously with the First Closing of each of the following conditions:

    (i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the First Closing or shall prohibit or restrict the Investor or its Affiliates from owning, voting, or, subject to the receipt of the Shareholder Approvals (defined below), converting or exercising, any securities of the Company in accordance with the terms thereof and no lawsuit shall have been commenced by any court, administrative agency, or governmental or regulatory authority or instrumentality, whether federal, state, local or foreign, or any industry self-regulatory organization (each, a “Governmental Entity”) or third party seeking to effect any of the foregoing;

    (ii)   the representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date hereof and as of the First Closing (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all respects as of such date);

    (iii)   the Company shall have performed all obligations required to be performed by it at or prior to or contemporaneously with the First Closing under this Agreement;

    (iv)   since the date hereof, there shall not have occurred any circumstance, event, change, development or effect that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect on the Company or the Company Bank;

    (v)   the Company shall receive gross proceeds from the sale of Common Shares pursuant to this Agreement and the Other Securities Purchase Agreements of an aggregate amount of $18,691,000 from the investors listed in Section 1.2(a) of the Disclosure Schedule, contemporaneously with the First Closing, and all of such proceeds, other than (A) amounts used to reimburse the Investor for its out-of-pocket fees and expenses pursuant to Section 3.2 of this Agreement and (B) amounts to pay expenses of the Company related to the shareholders’ meeting to be held in connection with the Shareholder Approvals and the transactions contemplated by the Transaction Documents shall be contributed as capital to the Company Bank;

    (vi)   counsel for the Company shall have delivered to the Investors their written opinion, dated the First Closing Date, in the form set forth in Exhibit B hereto, in form and substance satisfactory to the Investors;

    (vii)   the Company shall have delivered to the Investors a duly executed Officer’s Certificate in the form set forth in Exhibit C hereto;

    (viii)   the Company shall have caused the shares of Common Stock issuable at the First Closing and the Second Closing, as well as the Conversion Shares, to be approved for listing on the NASDAQ Global Select Market (“NASDAQ”), subject to official notice of issuance;

    (ix)   the Company and the Investors shall have made or obtained any application, notice, filing, approval, consent, non-objection, or exemption as may be required to, from, or by any Governmental Entity in order to consummate the transactions contemplated by the Transaction Documents to be completed at the First Closing, including, without limitation, submission by the Investors of customary passivity commitments to the Federal Reserve and the concurrence of Federal Reserve staff that neither the Investors nor their Affiliates will control the Company for purposes of the CBC Act or BHC Act or otherwise be required to become a bank holding company;

    (x)   the Investors shall have determined, in their reasonable good faith judgment, that consummation of the transactions contemplated by the Transaction Documents would not result in a Burdensome Condition;

    (xi)   no law, rule, regulation, policy, order, guideline or regulatory interpretation, other than the Dodd-Frank Wall Street Reform and Consumer Protection Act, shall have been enacted, issued, implemented or modified after the date hereof that would, in the reasonable and good faith judgment of the Investors, materially and adversely affect the anticipated benefits or burdens of the transactions contemplated herein;

    (xii)   except as Previously Disclosed, no Regulatory Action shall have been threatened in writing or issued by any Governmental Entity with regulatory authority over the Company and its subsidiaries and neither the Company nor the Company Bank shall have entered into an agreement with respect to or otherwise consented to a Regulatory Action;

    (xiii)   except as Previously Disclosed, the Company Bank shall be in compliance with the Agreement by and between the Company Bank and the Office of the Comptroller of the Currency, dated April 15, 2010 (the “OCC Agreement”), in all material respects, and after giving effect to the investment to be made hereunder at the First Closing and the investments pursuant to the Other Securities Purchase Agreements, the Company Bank’s regulatory capital ratios shall meet or exceed the requirements set forth in the OCC Agreement;

    (xiv)    ontemporaneously with the Closing, (a) to the extent required by applicable law or regulation, the Investor Nominees shall have received a notice of non-objection or any other approval required from the applicable bank regulators, including under the OCC Agreement, and grant of a waiver under the Depository Institution Management Interlocks Act, and (b) the Investor Nominees shall have been appointed to the board of directors of the Company (the “Board of Directors”) and the board of directors of the Company Bank;

    (xv)   each Investor shall have entered into an agreement with WLR SBI Acquisitionco, LLC and Siguler Guff & Company, LP, substantially on the terms set forth on Exhibit D, in a form reasonably acceptable to each Investor (the “Investors Agreement”); and

    (xvi)   at Closing, the Company will deliver a certificate of the Chief Executive Officer or the Chief Financial Officer certifying compliance with each of the above conditions and upon the request of the Investors shall provide sufficient detail that the Investor may verify compliance.

    (2)   The obligation of the Company to consummate the First Closing is subject to the fulfillment prior to or contemporaneously with the First Closing of each of the following conditions:

    (i)   the representations and warranties of the Investors set forth in Section  2.3 of this Agreement shall be true and correct in all respects as of the date hereof and as of the First Closing (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all respects as of such date);

    (ii)   the Company and the Investors shall have obtained the approvals and authorizations of, filings and registrations with, and notifications to, and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, required to consummate the First Closing;

    (iii)   the Investors shall have performed all obligations required to be performed by it at or prior to the First Closing under this Agreement; and

    (iv)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the First Closing and no lawsuit shall have been commenced by any Governmental Entity seeking to effect any of the foregoing.

(d)   Conditions to Second Closing.

    (1)   The obligation of the Investors to consummate the Second Closing is subject to the fulfillment prior to or contemporaneously with the Second Closing of each of the following conditions:

    (i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Second Closing or shall prohibit or restrict the Investors or their Affiliates from owning, voting, or, subject to the receipt of the Shareholder Approvals, converting or exercising, any securities of the Company in accordance with the terms thereof and no lawsuit shall have been commenced by any Governmental Entity or third party seeking to effect any of the foregoing;

    (ii)   the Company shall have performed all obligations required to be performed by it at or prior to or contemporaneously with the Second Closing under this Agreement;

    (iii)   the Series B Certificate shall have been filed with the New Jersey Secretary and shall be in full force and effect;

    (iv)   the Company and the Investors shall have made or obtained any application, notice, filing, approval, consent, non-objection, or exemption as may be required to, from, or by any Governmental Entity in order to consummate the transactions contemplated by the Transaction Documents to be completed at the Second Closing, including, without limitation, notice and non-objection of the Federal Reserve pursuant to the CBC Act and the concurrence of Federal Reserve staff that neither the Investors nor their Affiliates will control the Company for purposes of the BHC Act or otherwise be required to become a bank holding company;

    (v)   the Investors shall have determined in its reasonable good faith judgment that consummation of the transactions contemplated by the Transaction Documents would not result in a Burdensome Condition;

    (vi)   no law, rule, regulation, policy, order, guideline or regulatory interpretation, other than the Dodd-Frank Wall Street Reform and Consumer Protection Act, shall have been enacted, issued, implemented or modified after the First Closing Date that would, in the reasonable and good faith judgment of the Investors, materially and adversely affect the anticipated benefits or burdens of the transactions contemplated herein; and

    (vii)   the Company shall receive gross proceeds from the sale of Series B Preferred Shares pursuant to this Agreement and the Other Securities Purchase Agreements of an aggregate amount of $82,026,000 from the investors listed in Section 1.2(a)(1) of the Disclosure Schedule, contemporaneously with the Second Closing, and an amount of such proceeds necessary for the Company Bank to maintain a pro forma total risk based capital ratio of 12% shall be contributed as capital to the Company Bank.

    (2)   The obligation of the Company to consummate the Second Closing is subject to the fulfillment prior to or contemporaneously with the Second Closing of each of the following conditions:

    (i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Second Closing and no lawsuit shall have been commenced by any Governmental Entity seeking to effect any of the foregoing;

    (ii)   the Investors shall have performed all obligations required to be performed by it at or prior to or contemporaneously with the Second Closing under this Agreement; and

    (iii)   the Company and the Investors shall have obtained the approvals and authorizations of, filings and registrations with, and notifications to, and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, required to consummate the Second Closing.

1.3   Second Closing Adjustments.

(a)   In the event that, at or prior to the Second Closing, there occurs any transaction that would result in any adjustment or give rise to any right under Section 10 of the Series B Certificate with respect to Series B Preferred Stock, if the Series B Certificate had been filed with the State of New Jersey and was in full force and effect, then at the Investors’ option, which may be exercised in the Investors’ sole discretion, the number of shares of Series B

Preferred Stock to be issued to the Investors at the Second Closing under this Agreement shall be equitably adjusted and/or the shares of Series B Preferred Stock to be issued to the Investors at the Second Closing under this Agreement shall be equitably substituted with shares of other stock or securities or property (including cash), in each case, to provide the Investors with substantially the same economic benefit as the Investors would have had if the Series B Certificate had been filed with the State of New Jersey and were in full force and effect and the Investors had held Series B Preferred Stock at the time of the applicable transaction.  Notwithstanding anything in this Agreement to the contrary, in no event shall the Purchase Price or any component thereof be changed by the foregoing.

(b)   Notwithstanding anything in this Agreement to the contrary, the Company shall not directly or indirectly effect or cause to be effected any transaction with a third party that would reasonably be expected to result in a Change in Control unless such third party shall have provided prior assurance in writing to the Investors (in a form that is reasonably satisfactory to the Investors) that the terms of this Agreement, including this Section 1.3, shall be fully performed (i) by the Company or (ii) by such third party if it is the successor of the Company or if the Company is its direct or indirect subsidiary.  For the avoidance of doubt, it is understood and agreed that, in the event that a Change in Control occurs prior to the Second Closing, the Investors shall maintain the right under this Agreement to acquire, pursuant to the terms and conditions of this Agreement, the securities to be acquired at the Second Closing (or such shares of stock or other securities or property (including cash) into which such securities may have become exchangeable as a result of such Change in Control), as if the Second Closing had occurred immediately prior to such Change in Control.

(1)   “Change in Control” means, with respect to the Company, the occurrence of any one of the following events:

    (i)   any person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate number of the voting securities of the Company; provided, however, that the event described in this paragraph (i) will not be deemed a Change in Control by virtue of any holdings or acquisitions: (A) by the Company or any of the Company Subsidiaries, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of the Company Subsidiaries; provided that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding voting securities of the Company or (C) by any underwriter temporarily holding securities pursuant to an offering of such securities;

    (ii)   the event described in paragraph (i) above in this definition of “Change in Control” (substituting all references to 50% in such clause for “24.9%”), and in connection with such event, individuals who, on the date of this Agreement, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided that any person becoming a director subsequent to the date of this Agreement whose election or nomination for election was approved by a vote of at least two-

thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of paragraph (iii) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Investor Nominee will be treated as an Incumbent Director even if the person designated to be such Investor Nominee should change;

    (iii)   the consummation of a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s shareholders (a “Business Combination”);

    (iv)   the shareholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets; or

    (v)   the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in paragraphs (i) through (iv) of this definition.

ARTICLE II
Representations and Warranties

2.1   Disclosure.

(a)   On or prior to the date of this Agreement, the Company delivered to the Investors a schedule (“Disclosure Schedule”) setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 2.2 or to one or more of its covenants contained in Article III; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in such schedule shall not be deemed an admission that such item represents a material exception or material fact, event, or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on the Company.

(b)   “Material Adverse Effect” means, with respect to the Investors, only clause (2) that follows, or, with respect to the Company, both clauses (1) and (2) that follow, any circumstance, event, change, development or effect that, individually or in the aggregate (1) is or would reasonably be expected to be material and adverse to the financial position, results of operations, business, assets or liabilities, management or condition (financial or otherwise) of the Company and the Company Subsidiaries taken as a whole, or (2) would or would reasonably be expected to materially impair the ability of either the Investors or the Company, respectively, to perform its respective obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the transactions contemplated by this Agreement; provided, however, that in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in generally accepted accounting principles or regulatory accounting principles generally applicable to banks, savings associations or their holding companies, (B) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Investors, (C) changes, after the date hereof, in the market price or trading volumes of the Common Stock or the Company’s other securities (but not the underlying causes of such changes); (D) proposed changes or changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by Governmental Entities, (E) changes in general economic, monetary or financial conditions, including changes in prevailing interest rates, credit markets, secondary mortgage market conditions or housing price appreciation/depreciation trends, (F) the failure of the Company to meet any internal or public projections, forecasts, estimates or guidance (including guidance as to “earnings drivers”) for any period ending on or after December 31, 2009 (but not the underlying causes of such failure), and (G) changes in global or national political conditions, including the outbreak or escalation of war or acts of terrorism; except, with respect to any one or more of clauses (A), (D), (E) and (G), to the extent that the effects of such changes have a disproportionate effect on the Company and the Company Subsidiaries, taken as a whole, relative to other banks, savings associations and their holding companies generally.

(c)   “Previously Disclosed” with regard to the Company (1) means information set forth on its Disclosure Schedule corresponding to the provision of this Agreement to which such information relates; provided that information which is reasonably apparent on its face that it relates to another provision of this Agreement, shall also be deemed to be Previously Disclosed with respect to such other provision and (2) includes information publicly disclosed by the Company in the Company Reports filed by it with or furnished to the U.S. Securities and Exchange Commission (the “SEC”) on or after January 1, 2010, including amendments thereto filed prior to the date hereof, and publicly available prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” or any other disclaimers that are non-specific or statements that are predictive or forward-looking in nature, and any exhibits thereto and documents incorporated by reference therein).

2.2   Representations and Warranties of the Company.  Except as Previously Disclosed, the Company represents and warrants as of the date of this Agreement and as of the First Closing Date (except to the extent made only as of a specified date, in which case as of such date) to the Investors that:

(a)   Organization and Authority.  The Company is a corporation duly organized and validly existing under the laws of the State of New Jersey, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on the Company and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted.  The Company is duly registered as a bank holding company under the BHC Act.  The Company has furnished or made available to the Investors, prior to the date hereof, true, correct and complete copies of the

Certificate of Incorporation and the Company’s bylaws, in each case as amended through the date of this Agreement.

(b)   Company’s Subsidiaries.  The Company has Previously Disclosed a true, complete and correct list of all of its subsidiaries as of the date of this Agreement (individually, a “Company Subsidiary” and, collectively, the “Company Subsidiaries”).  All shares of the outstanding capital stock of each of the Company Subsidiaries are owned directly or indirectly by the Company.  No equity security of any Company Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, preemptive right, right to subscribe to, gross-up right, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such Company Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Company Subsidiary is bound to issue additional shares of its capital stock, or any option, warrant or right to purchase or acquire any additional shares of its capital stock.  All of the issued and outstanding shares of capital stock (or equivalent interests of entities other than corporations) of each of the Company Subsidiaries are duly authorized and validly issued, fully paid and, subject to 12 U.S.C. 55 (solely with respect to the Company Bank), nonassessable and are owned, directly or indirectly, by the Company free and clear of any lien, adverse right or claim, charge, option, pledge, covenant, title defect, security interest or other encumbrances of any kind (“Liens”) with respect thereto. Neither the Company nor any of the Company Subsidiaries is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of any Company Subsidiary.  Each Company Subsidiary is an entity duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of organization, and has corporate or other appropriate organizational power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted, except as would not reasonably be expected to have a Material Adverse Effect on the Company.  Except in respect of the Company Subsidiaries, the Company does not own beneficially, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.  The Company Bank is duly organized and validly existing as a national bank and its deposit accounts are insured by the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by the Federal Deposit Insurance Act and the rules and regulations of the FDIC thereunder, and all premiums and assessments required to be paid in connection therewith have been paid when due.  The Company has furnished or made available to the Investor, prior to the date hereof, true, correct and complete copies of the articles of association and bylaws of the Company Bank as amended through the date of this Agreement.

(c)   Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $1.00 per share (the "Company Preferred Stock").  As of June 30, 2010, there were 23,482,136 shares of Common Stock outstanding and no shares of Company Preferred Stock outstanding.  From the date of this Agreement through the Second Closing Date, except pursuant to the Transaction Documents and the transactions contemplated hereby and thereby, the Company shall not have (i) issued or authorized the issuance of any shares of Common Stock or Company Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock (other than shares issued upon the exercise of Company Stock Options outstanding on the date of this Agreement and disclosed in the Company's Disclosure Schedule), (ii) reserved for issuance any shares of Common Stock or Company Preferred Stock or (iii) repurchased or redeemed, or authorized the repurchase or redemption of, any shares of Common Stock or Company Preferred Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock.  As of the date hereof, there are (i) outstanding stock options issued under the Company's 1997 Stock Option Plan, as amended and restated prior to the date hereof and as filed as exhibit 10.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 2009 (the "Company 10-K"), 2002 Stock Option Plan as filed as exhibit 10.3 to the Company 10-K, 2004 Stock-Based Incentive Plan, as amended and restated prior to the date hereof and as filed as exhibit 10.4 to the Company 10-K and other stock option plans from prior acquisitions for the Company (together, the "Company Stock Option Plans") to purchase an aggregate of 2,274,375 shares of the Common Stock (each, a "Company Stock Option"), (ii) an aggregate of 230,785 shares of restricted stock ("Company Restricted Stock") outstanding under the Company Stock Option Plans and (iii)  1,024,391 shares of the Common Stock reserved for issuance under the Company Stock Option Plans and the Employee Stock Purchase Plan and the Director Stock Purchase Plan.  Other than in respect of awards outstanding under or pursuant to the Company Stock Option Plans, no shares of Common Stock or Company Preferred Stock are reserved for issuance.  All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.  Each Company Stock Option (i) was granted in compliance with all applicable laws and all of the terms and conditions of the Company Stock Option Plans pursuant to which it was issued, (ii) has an exercise price per share of Common Stock equal to or greater than the fair market value of a share of Common Stock on the date of such grant and (iii) has a grant date on or after the date on which the Board of Directors or compensation committee of the Board of Directors actually awarded such Company Stock Option.  Neither the Company nor any of its officers, directors, or employees is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of the Company.  No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders of the Company may vote ("Voting Debt") are issued and outstanding.  Except as set forth elsewhere in this Section 2.2(c), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, repurchase rights, commitments, or agreements of any character calling for the purchase or issuance of, or securities or rights convertible into or exchangeable or exercisable for, any shares of Common Stock or Company Preferred Stock or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of capital stock of the Company (including any rights plan or agreement).  The Company has Previously Disclosed all shares of Company capital stock that have been purchased, redeemed or otherwise acquired, directly or indirectly, by the Company or any Company Subsidiary since December 31, 2009 and all dividends or other distributions that have been declared, set aside, made or paid to the shareholders of the Company since that date.

(d)   Authorization.

    (1)   The Company has the corporate power and authority to enter into and deliver this Agreement and the other Transaction Documents to which it is a party and, subject to obtaining the Shareholder Approvals (solely with respect to the conversion of the Series B Preferred Stock), to carry out its obligations hereunder and thereunder.  The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Company and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Securities in accordance with the terms of this Agreement and the increase in the authorized shares of the Company, have been duly authorized by the affirmative vote of at least a majority of the directors on the Board of Directors.  This Agreement and the Other Securities Purchase Agreements have been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Investors and the Other Securities Purchase Agreements by all investors party thereto, are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer or similar laws relating to or affecting creditors generally or by general equitable principles (whether applied in equity or at law).  No other corporate proceedings or approvals or authorizations by the Company of the Company shareholders are necessary for the execution and delivery by the Company of this Agreement and the other Transaction Documents to which it is a party, the performance by the Company of its obligations hereunder and thereunder or the consummation by the Company of the transactions contemplated hereby and thereby, except for the receipt of the Shareholder Approvals necessary to permit the conversion of the Series B Preferred Stock.  The only vote of the shareholders of the Company required to approve (i) the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 shares and (ii) the issuance of Common Shares and Conversion Shares for purposes of rule 5635 of NASDAQ’s listing rules to the Investors and the investors participating in the Other Private Placements is a majority of the votes cast on such proposal (such shareholder approvals, the “Shareholder Approvals”).  The Board of Directors has resolved that the transactions contemplated hereby and by the Other Securities Purchase Agreements are in the best interests of shareholders of the Company and has determined to unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown, to the extent they are members of the Board of Directors) to the shareholders the approval of the actions with respect to the Shareholder Approvals.

    (2)   Neither the execution, delivery and performance by the Company of this Agreement or the other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by the Company with any of the provisions of any of the foregoing, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or result in the loss of any benefit or creation of any right on the part of any third party under, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien, upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of (A) its Certificate of Incorporation or bylaws (or similar governing documents) or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any ordinance, permit, concession, grant, franchise, law, statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of their respective properties or assets, except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches that are not material to the Company, individually or in the aggregate.

    (3)   Other than the securities or blue sky laws of the various states and the filings, notices, approvals or clearances required under federal or state banking laws, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents to which it is a party.

(e)   Knowledge as to Conditions. Except as Previously Disclosed, as of the date of this Agreement, the Company knows of no reason relating to the Company or any Company Subsidiary why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents will not be obtained.

(f)   Financial Statements.  The Company has previously made available to the Investors copies of (i) the consolidated balance sheets of the Company as of December 31, 2009 and 2008 and related consolidated statements of income, shareholders’ equity and cash flows for the three years ended December 31, 2009, together with the notes thereto, certified by Deloitte & Touche LLP and included in the Company 10-K, as filed with the SEC, and (ii) the unaudited consolidated balance sheets of the Company as of March 31, 2010 and related consolidated statements of income, shareholders’ equity and cash flows for the period then ended, included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010 (collectively, the “Company Financial Statements”).  The Company Financial Statements, and the financial statements to be filed by the Company with the SEC after the date of this Agreement, (1) have been or will be prepared from, and are or will be in accordance with, the books and records of the Company and the Company Subsidiaries, (2) complied or will comply, as of their respective date of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (3) have been or will be prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis and (4) present or will present fairly in all material respects the consolidated financial position of the Company and the Company

Subsidiaries at the dates set forth therein and the consolidated results of operations, changes in shareholders’ equity and cash flows of the Company and the Company Subsidiaries for the periods stated therein (subject to the absence of notes and year-end audit adjustments in the case of interim unaudited statements).

(g)   Reports.

    (1)   Since December 31, 2007, the Company and each Company Subsidiary have filed all reports, registrations, documents, filings, statements and submissions together with any required amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the “Company Reports”) and have paid all fees and assessments due and payable in connection therewith.  As of their respective filing dates, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable Governmental Entities, as the case may be.  As of the date of this Agreement, except as set forth in Section 2.2(g) of the Disclosure Schedule, there are no outstanding comments from the SEC or any other Governmental Entity with respect to any Company Report.  The Company Reports, including the documents incorporated by reference in each of them, each contained all of the information required to be included in it and, when it was filed and as of the date of each such Company Report filed with or furnished to the SEC, such Company Report did not, as of its date or if amended prior to the date of this Agreement, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it not misleading and complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), and the Securities Exchange Act of 1934, as amended, or any successor statute (the “Exchange Act”).  No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002.  There are no facts or circumstances that would prevent its chief executive officer and chief financial officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, when next due.

    (2)   The records, systems, controls, data and information of the Company and the Company Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the Company Subsidiaries or accountants (including all means of access thereto and therefrom).  The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.  The Company has no knowledge of any reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.  Since December 31, 2007, (i) neither the Company nor any Company Subsidiary nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Company Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of the Company Subsidiaries or any of their respective officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company or any of the Company Subsidiaries.

(h)   Properties and Leases.  Except for any Permitted Liens, the Company and each Company Subsidiary have good title free and clear of any Liens to all the real and personal property reflected in the Company’s consolidated balance sheet as of December 31, 2009 included in the Company 10-K for the period then ended, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business.  For purposes of this Agreement, “Permitted Liens” means (i) Liens for taxes and other governmental charges and assessments arising in the ordinary course which are not yet due and payable, (ii) Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other like Liens arising in the ordinary course of business for sums not yet due and payable, and (iii) other Liens or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien or imperfection.  Except as would not be expected to have a Material Adverse Effect, all leases of real property and all other leases pursuant to which the Company or such Company Subsidiary, as lessee, leases real or personal property are valid and effective in accordance with their respective terms and there is not, under any such lease, any existing default by the Company or such Company Subsidiary or any event which, with notice or lapse of time or both, would constitute such a default.

(i)   Taxes.  Each of the Company and the Company Subsidiaries has filed all federal, state, county, local and foreign material Tax Returns required to be filed by it and all such Tax Returns are accurate and complete in all material respects, and paid all material Taxes owed by it and no material Taxes owed by it or assessments received by it are delinquent.  The federal income Tax Returns of the Company and the Company Subsidiaries for the fiscal year ended December 31, 2006, and for all fiscal years prior thereto, are for the purposes of audit by the Internal Revenue Service (the “IRS”) closed because of the expiration of the statutory period of limitations, and no claims for additional Taxes for such fiscal years are pending.  Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case that is still in effect, or has pending a request for any such extension or waiver.  Neither the Company nor any Company Subsidiary is a party to any pending action or proceeding, nor to the Company’s knowledge, is any such action or proceeding threatened by any Governmental Entity, for the assessment or collection of Taxes, interest, penalties, assessments or deficiencies and no material deficiencies have been proposed by any federal, state, local or foreign taxing authority in connection with an audit or examination of the Tax Returns, business or properties of the Company or any Company Subsidiary which has not been settled, resolved and fully satisfied, or for which reserves adequate in accordance with GAAP have not been provided.  To the knowledge of the Company, each of the Company and the Company Subsidiaries has withheld and paid all Taxes that it is required to withhold from amounts owing to employees, creditors or other third parties.  Neither the Company nor any Company Subsidiary is a party to, is bound by or has any obligation under, any material Tax sharing or material Tax indemnity agreement or similar contract or arrangement other than any contract or agreement between or among the Company and any Company Subsidiary.  To the knowledge of the Company, neither the Company nor any Company Subsidiary has participated in any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4, or any other transaction requiring disclosure under analogous provisions of state, local or foreign law.  Neither the Company nor any Company Subsidiary has liability for the Taxes of any person other than the Company or any Company Subsidiary under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law).  Neither the Company nor any Company Subsidiary has been a “distributing corporation” or a “controlled corporation” in any distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.  The Company has not been a United States real property holding corporation within the meaning of Section 897 of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.  Neither the Company nor any of the Company Subsidiaries has undergone an “ownership change” within the meaning of Code Section 382(g), and, after giving effect to the transactions contemplated by both the First Closing and the Second Closing, the Company shall not have undergone an “ownership change” within the meaning of Code Section 382(g).  For the purpose of this Agreement, the term “Tax” (including, with correlative meaning, the term “Taxes”) shall mean any and all domestic or foreign, federal, state, local or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers’ compensation or net worth, and taxes in the nature of excise, withholding, ad valorem or value added or similar taxes, and the term “Tax Return” means any return, report, information return or other document (including any related or supporting information, and attachments and exhibits) required to be filed with respect to Taxes, including, without limitation, all information returns relating to Taxes of third parties, any claims for refunds of Taxes and any amendment or supplements to any of the foregoing.

(j)   Absence of Certain Changes.  Since December 31, 2009, the Company has not, and no Company Subsidiary has, made or declared any distribution or dividend in cash or in kind to its shareholders or issued or repurchased any shares of its capital stock or other equity interests.  Since December 31, 2009, the business and operations of the Company and the Company Subsidiaries have been conducted in the ordinary course of business consistent with past practice, and there has not been:

    (1)   any circumstance, event, change, development or effect which, individually or in the aggregate with other circumstances, events, changes, developments or effects, has had or is reasonably likely to have a Material Adverse Effect on the Company;

    (2)   any material damage, destruction, or other casualty loss with respect to any material asset or property owned, leased, or otherwise used by the Company or any Company Subsidiary, whether or not covered by insurance; or

    (3)   any change in any method of accounting or accounting policies by the Company or any Company Subsidiary.

(k)   Commitments and Contracts.  The Company has Previously Disclosed or provided to the Investors or their representatives, including through the electronic data room, prior to the date hereof, true, correct, and complete copies of each of the following to which the Company or any Company Subsidiary is a party or subject (whether written or oral, express or implied) (each, a “Company Significant Agreement”):

    (1)   any labor contract or agreement with any labor union;

    (2)   any contract or agreement which grants any person a right of first refusal, right of first offer or similar right with respect to any material properties, assets or businesses of the Company or the Company Subsidiaries;

    (3)   any contract containing covenants that limit the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or which involve any restriction of the geographical area in which, or method by which or with whom, the Company or any Company Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities); and any contract that could require the disposition of any material assets or line of business of the Company or any Company Subsidiary;

    (4)   any joint venture, partnership, strategic alliance, or other similar contract (including any franchising agreement, but in any event, excluding introducing broker agreements); and any contract relating to the acquisition or disposition of any material business or material assets (whether by merger, sale of stock or assets, or otherwise), which acquisition or disposition is not yet complete or where such contract contains continuing material obligations or contains continuing indemnity obligations of the Company or any of the Company Subsidiaries;

    (5)   any real property lease and any other lease with annual rental payments aggregating $1,000,000 or more;

    (6)   other than with respect to loans, any contract providing for, or reasonably likely to result in, the receipt or expenditure of more than $3,000,000 on an annual basis, including the payment or receipt of royalties or other amounts calculated based upon revenues or income;

    (7)   any contract or arrangement under which the Company or any of the Company Subsidiaries is licensed or otherwise permitted by a third party to use any Intellectual Property that is material to its business (except for any “shrinkwrap” or “click through” license agreements or other agreements for software that is generally available to the public and has not been customized for the Company or the Company Subsidiaries) or under which a third party is licensed or otherwise permitted to use any Intellectual Property owned by the Company or any of the Company Subsidiaries;

    (8)   any contract that by its terms limits the payment of dividends or other distributions by the Company or any Company Subsidiary;

    (9)   any standstill or similar agreement pursuant to which the Company or any Company Subsidiary has agreed not to acquire assets or securities of another person;

    (10)   any contract that would prevent, delay or impede the Company’s ability to consummate the transactions contemplated by this Agreement and the Other Securities Purchase Agreements;

    (11)   any contract providing for indemnification by the Company or any Company Subsidiary of any person, except for immaterial contracts entered into in the ordinary course of business consistent with past practice;

    (12)   other than contracts relating to the ordinary course management of credit extensions and contracts relating to Other Real Estate Owned, any contract that contains a put, call, or similar right pursuant to which the Company or any Company Subsidiary could be required to purchase or sell, as applicable, any equity interests or assets that have a fair market value or purchase price of more than $250,000;

    (13)   any material employment contract or understanding (including any understandings or obligations with respect to severance or termination pay, liabilities or fringe benefits) with any present or former director, officer, employee or consultant;

    (14)   any material plan, contract or understanding providing for any bonus, pension, option, deferred compensation, retirement payment, profit sharing or similar arrangement with respect to any present or former director, officer, employee or consultant;

(15)   any contract with any Governmental Entity that imposes any material obligation or restriction on the Company or the Company Subsidiaries;

    (16)   any contract relating to indebtedness of the Company for borrowed money, letters of credit, capital lease obligations, obligations secured by a Lien or interest rate or currency hedging agreements (including guarantees in respect of any of the foregoing, but in any event excluding trade payables, federal funds purchased, Federal Home Loan Bank advances, securities transactions and brokerage agreements arising in the ordinary course of business consistent with past practice, intercompany indebtedness and immaterial leases for office equipment) in excess of $1,000,000, except for those issued in the ordinary course of business; and

    (17)   any other contract or agreement which is a “material contract” within the meaning of Item 601(b)(10) of Regulation S-K.

Each of the Company Significant Agreements is valid and binding on the Company and the Company Subsidiaries, as applicable, and in full force and effect.  The Company and each of the Company Subsidiaries, as applicable, are in compliance in all material respects with and have performed in all material respects all obligations required to be performed by them to date under each Company Significant Agreement.  Neither the Company nor any of the Company Subsidiaries knows of, or has received notice of, any violation or default (or any condition which with the passage of time or the giving of notice would cause such a violation of or a default) by any party under any Company Significant Agreement.  Consummation of the transactions contemplated by this Agreement will not place the Company or any of the Company Subsidiaries in breach or default of any Company Significant Agreement, or trigger any modification, termination or acceleration thereunder.  Other than as contemplated by the Other Securities Purchase Agreements, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions between the Company or any Company Subsidiaries, on the one hand, and the Company, any current or former director or executive officer of the Company or any Company Subsidiaries or any person who Beneficially Owns 5% or more of the Common Shares (or any of such person’s immediate family members or Affiliates) (other than Company Subsidiaries), on the other hand.

(l)   Offering of Securities.  Neither the Company nor any person acting on its behalf has taken any action (including, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Securities to be issued pursuant to this Agreement or any other Transaction Document under the Securities Act and the rules and regulations of the SEC promulgated thereunder) which would subject the offering, issuance, or sale of any of such Securities to be issued to the registration requirements of the Securities Act.

(m)   Litigation and Other Proceedings; No Undisclosed Liabilities.

    (1)   There is no pending or, to the knowledge of the Company, threatened, claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding against the Company or any Company Subsidiary that (A) involves a claim that is or that could be, if adversely determined, for damages in excess of $100,000, or (B) individually or in the aggregate, has prevented or materially impaired, or would reasonably be expected to prevent or materially impair, the ability of the Company to consummate the transactions contemplated hereby. Neither the Company nor any Company Subsidiary is subject to any injunction, order, judgment or decree, nor are there any proceedings with respect to the foregoing pending, or to the knowledge of the Company, threatened.

    (2)   Neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent, or otherwise) which are not appropriately reflected or reserved against in the financial statements described in Section 2.2(f) to the extent required to be so reflected or reserved against in accordance with GAAP, except for liabilities that have arisen since March 31, 2010 in the ordinary course of business consistent with past practice or pursuant to this Agreement.

(n)   Compliance with Laws.  Except as Previously Disclosed, the Company and each Company Subsidiary:

    (1)   is in compliance in all material respects with all, and the condition and use of its properties does not violate or infringe in any material respect any, applicable federal, state, local, or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees applicable thereto or to employees conducting its business, including under (A) the laws and regulations implementing the Troubled Asset Relief Program, (B) the Sarbanes-Oxley Act of 2002, (C) the Equal Credit Opportunity Act, the Fair Housing Act, and other fair lending and anti-discrimination laws, (D) the Community Reinvestment Act, (E) the Home Mortgage Disclosure Act, (F) anti-money laundering, customer identification, know-your-customer and similar requirements, and (G) sanctions regimes implemented by the Office of Foreign Assets Control or any other Governmental Entity;

    (2)   has all material permits, licenses, franchises, authorizations, orders, and approvals of, and has made all filings, applications, and registrations with, Governmental Entities that are required in order to permit it to own or lease its properties and assets and to carry on its business as presently conducted and that are material to the business of the Company or such Company Subsidiary; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect,  and all such filings, applications and registrations are current, and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened;

    (3)   to the knowledge of the Company, is not under investigation with respect to, nor has been threatened by any Governmental Entity to be charged with or given notice of any material violation of, all applicable federal, state, local, or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees; and

    (4)   has not, since January 1, 2007, nor has any other person on behalf of the Company or any Company Subsidiary that qualifies as a “financial institution” under the U.S. Anti-Money Laundering laws, knowingly acted, by itself or in conjunction with another, in any act in connection with the concealment of any currency, securities or other proprietary interest that is the result of a felony as defined in the U.S. Anti-Money Laundering laws (“Unlawful Gains”), nor knowingly accepted, transported, stored, dealt in or brokered any sale, purchase or any transaction of other nature for Unlawful Gains.

(o)   Labor.  Employees of the Company and the Company Subsidiaries are not and have never been represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees.  No labor organization or group of employees of the Company or any Company Subsidiary has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company’s knowledge, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority, nor have there been in the last three years.  There are no organizing activities, strikes, work stoppages, slowdowns, lockouts, arbitrations or grievances, or other labor disputes pending or, to the knowledge of the Company, threatened against or involving the Company or any Company Subsidiary, nor have there been in the last three years.  Each of the Company and the Company Subsidiaries are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours.

(p)   Company Benefit Plans.

    (1)   “Benefit Plan” means all employment agreements, employee benefit and compensation plans, programs, agreements, contracts, policies, practices, or other arrangements providing compensation or benefits to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary or any beneficiary or dependent thereof that is sponsored or maintained by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary contributes or is obligated to contribute or is party, whether or not written, including without limitation any “employee welfare benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, stock purchase, stock appreciation right, stock option or equity award, equity-based severance, employment, change of control, consulting or fringe benefit plan, program, agreement or policy.  Each Benefit Plan is listed on Section 2.2(p)(1) of the Company’s Disclosure Schedule.  True and complete copies of all Benefit Plans or descriptions thereof are listed on Section 2.2(p)(1) of the Company’s Disclosure Schedule or have been made available to the Investor prior to the date hereof, including through the electronic data room. or have been filed with a Company Report.

    (2)   With respect to each Benefit Plan, (A) the Company and the Company Subsidiaries have complied in all material respects, and are now in material compliance with the applicable provisions of ERISA, and the Internal Revenue Code of 1986, as amended (the “Code”) and all other laws and regulations applicable to such Benefit Plan and (B) each Benefit Plan has been administered in all material respects in accordance with its terms.  None of the Company or the Company Subsidiaries nor any of their respective ERISA Affiliates has incurred any withdrawal liability as a result of a complete or partial withdrawal from a multiemployer plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full.  “ERISA Affiliate” means any entity, trade or business, whether or not incorporated, which together with the Company and the Company Subsidiaries, would be deemed a “single employer” within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

    (3)   Each Benefit Plan which is subject to ERISA (an “ERISA Plan”) that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (“Pension Plan”) and that is intended to be qualified under Section 401(a) of the Code is so qualified, has received a favorable determination letter from the IRS and nothing has occurred, whether by action or failure to act, that could likely result in revocation of any such favorable determination or opinion letter or the loss of the qualification of such Benefit Plan under Section 401(a) of the Code.  Neither the Company nor any Company Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Company Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.  Neither the Company nor any Company Subsidiary has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA.

    (4)   Neither the Company, any Company Subsidiary nor any ERISA Affiliate (x) sponsors, maintains or contributes to or has within the past six years sponsored, maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) sponsors, maintains or has any liability with respect to or an obligation to contribute to or has within the past six years sponsored, maintained, had any liability with respect to, or had an obligation to contribute to a “multiemployer plan” within the meaning of Section 3(37) of ERISA.

    (5)   None of the execution and delivery of this Agreement, the issuance of Common Stock, nor the Shareholder Approvals or consummation of the transactions contemplated hereby or by the Other Securities Purchase Agreements, will, whether alone or in connection with another event, (i) constitute a “change in control” or “change of control” within the meaning of any Benefit Plan or result in any material payment or benefit (including without limitation severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary from the Company or any Company Subsidiary under any Benefit Plan or any other agreement with any employee, including, for the avoidance of doubt, any employment or change in control agreements, (ii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) or Section 280G of the Code, (iii) materially increase any compensation or benefits otherwise payable under any Benefit Plan, (iv) result in any acceleration of the time of payment or vesting of any such benefits, including, for the avoidance of doubt, the Company Stock Option Plans, (v) require the funding or increase in the funding of any such benefits, or (vi) result in any limitation on the right of the Company or any Company Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

    (6)   As of the date hereof, there is no pending or, to the knowledge of the Company, threatened, litigation relating to the Benefit Plans.  Neither the Company nor any Company Subsidiary has any obligations for retiree health and life benefits under any ERISA Plan or collective bargaining agreement, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to the Company and the Company Subsidiaries.

    (7)   There are no pending or, to the knowledge of the Company, threatened claims, lawsuits or arbitrations which have been asserted or instituted against (i) the Benefit Plans, (ii) any fiduciaries thereof with respect to their duties to the Benefit Plans, or (iii) the assets of any of the trusts under any of the Benefit Plans.

(q)   Status of Securities.  Upon receipt of the Shareholder Approvals (other than with respect to the Initial Purchased Shares and the Series B Preferred Shares to be issued at the Second Closing, for which Shareholder Approvals are not required), the Securities to be issued pursuant to this Agreement and the Other Securities Purchase Agreements shall have been duly authorized by all necessary corporate action of the Company.  When issued and sold against receipt of the consideration therefor as provided in this Agreement and the Other Securities Purchase Agreements, such Securities will be validly issued, fully paid and nonassessable, and will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other shareholder of the Company, nor will such issuance result in the violation or triggering of any price-based antidilution adjustments under any agreement to which the Company or any Company Subsidiary is a party.

(r)   Investment Company.  Neither the Company nor any of the Company Subsidiaries is an “investment company” as defined under the Investment Company Act of 1940, as amended, and neither the Company nor any of the Company Subsidiaries sponsors any person that is such an investment company.

(s)   Risk Management; Derivatives.

    (1)    The Company and the Company Subsidiaries have in place risk management policies and procedures sufficient in scope and operation to protect against risks of the type and in amounts expected to be incurred by persons of similar size and in similar lines of business as the Company and the Company Subsidiaries.

    (2)   All derivative instruments, including swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries or their customers, were entered into (i) only for purposes of mitigating identified risk and in the ordinary course of business, (ii) in accordance with prudent practices and in material compliance with all applicable laws, rules, regulations and regulatory policies, and (iii) with counterparties believed by the Company to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms.  Neither the Company nor the Company Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement.

(t)   Foreign Corrupt Practices and International Trade Sanctions.  Neither the Company nor any Company Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement, (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person will pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision, (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts, (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations, or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

(u)   Environmental Liability.  Except as has not had and would not reasonably be expected to have a Material Adverse Effect on the Company, the Company and each Company Subsidiary: (i) are in compliance with all applicable Environmental Laws; (ii) have not owned or operated any property that has been contaminated with any Hazardous Substance that could be expected to result in liability for the Company or any Company Subsidiary pursuant to any Environmental Law; (iii) are not liable for Hazardous Substance disposal or contamination on any third party property; (iv) have not received any notice, demand, letter, claim or request for information in the preceding three years indicating that it may be in violation of or subject to liability under any Environmental Law; (v) are not subject to any order, decree, injunction or agreement with any Governmental Entity or any indemnity or other agreement with any third party relating to liability under any Environmental Law; (vi) to the Company’s knowledge are not subject to any circumstances or conditions that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use, or transfer of any property in connection with any Environmental Law; (vii) have not participated in the management of any borrower or other third party property, or taken any other actions such that they are reasonably likely to be deemed an owner or operator of such property for purposes of any Environmental Law and (viii) have made available to the Investor copies of all environmental reports, studies, assessments, and memoranda in its possession relating to the

Company or the Company Subsidiaries or any of their current or former properties or operations. For purposes of this Agreement, “Environmental Law” means any law, regulation, order, decree, common law or agency requirement relating to the protection of the environment or human health and safety and “Hazardous Substance” means any substance that is regulated pursuant to any Environmental Law including any waste, petroleum products, asbestos, mold and lead products.

(v)   Anti-Takeover Provisions.  The Company and the Board of Directors has taken all actions necessary to ensure that the transactions contemplated by the Transaction Documents, individually or taken as a whole (including the investment hereunder), are not subject to the provisions of Sections 14A:10A−1 through 10A−6 of the New Jersey Business Corporation Act (the “NJBCA”) (including, but not limited to, the approval of such transactions by the Board of Directors and/or shareholders as contemplated by Section 14A:10A−4 of the NJBCA and Article XIII of the Certificate of Incorporation) or Article XIII of the Certificate of Incorporation and any other similar provisions of an anti-takeover nature contained in its organizational documents or the provisions of any federal or state “anti-takeover”, “fair price”, “moratorium”, “control share”, “supermajority”, “affiliate transaction”, or “business combination” law, including any provisions of the NJBCA (each, a “Takeover Law”).  In the case that any such transactions are subject to such provisions or laws, the Board of Directors has taken and shall take all necessary action to ensure that such transactions shall be deemed to be exceptions to such provisions or laws, including, but not limited to, the approval of such transactions as contemplated under Section 14A:10A−4 of the NJBCA.

(w)   Intellectual Property.  (i) The Company and the Company Subsidiaries own (free and clear of any Liens) or have a valid license to use all Intellectual Property used in or necessary to carry on their business as currently conducted, and (ii) such Intellectual Property referenced in clause (i) above is valid, subsisting and enforceable, and is not subject to any outstanding order, judgment, decree or agreement adversely affecting the Company’s or the Company Subsidiaries’ use of, or rights to, such Intellectual Property.  The Company and the Company Subsidiaries have sufficient rights to use all Intellectual Property used in their business as presently conducted, all of which rights shall survive unchanged the consummation of the transactions contemplated by this Agreement.  Neither the Company nor any Company Subsidiary has received any notice of infringement or misappropriation of, or any conflict with, the rights of others with respect to any Intellectual Property, and no reasonable basis exists for any such claim.  To the Company’s knowledge, no third party has infringed, misappropriated or otherwise violated the Intellectual Property rights of the Company or the Company Subsidiaries.  There is no litigation, opposition, cancellation, proceeding, objection or claim pending, asserted, or, to the Company’s knowledge, threatened against the Company or any Company Subsidiary concerning the ownership, validity, registerability, enforceability, infringement or use of, or licensed right to use, and Intellectual Property.  To the knowledge of the Company, none of  the Company or any of the Company Subsidiaries is using or enforcing any  Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries in a manner that would be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property.  The Company and each of the Company Subsidiaries has taken all reasonable measures to protect the Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries.  The computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology equipment, and all associated documentation used in the business of the Company and the Company Subsidiaries (the “IT Assets”) operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required in connection with the business.  To the knowledge of the Company, no person has gained unauthorized access to the IT Assets.  The Company and the Company Subsidiaries have implemented reasonable backup and disaster recovery technology consistent with industry practices.  The Company and the Company Subsidiaries take reasonable measures, directly or indirectly, to ensure the confidentiality, privacy and security of customer, employee and other confidential information.  The Company and the Company Subsidiaries have complied with all internet domain name registration and other requirements of internet domain registrars concerning internet domain names that are used in the business.

“Intellectual Property” shall mean trademarks, service marks, brand names, domain names, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; nonpublic information, know-how, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not, in any jurisdiction; and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; and any similar intellectual property or proprietary rights.

(x)   Brokers and Finders.  Except for Lazard Middle Market LLC and Keefe, Bruyette & Woods, Inc., the fees of which have been Previously Disclosed, neither the Company nor any Company Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company or any Company Subsidiary in connection with the Transaction Documents or the transactions contemplated hereby and thereby.

(y)   Regulatory Action.  Except as Previously Disclosed, (1) neither the Company nor any Company Subsidiary is the subject of any cease-and-desist order, operating agreement, written agreement, consent decree, memorandum of understanding, commitment letter, order, directive, extraordinary supervisory letter, required board of directors resolution or similar action taken, issued or required by any Governmental Entity (each, a “Regulatory Action”); (2) neither the Company nor any Company Subsidiary has, since December 31, 2007, been advised by any Governmental Entity that it is considering a Regulatory Action; and (3) the Company and each Company Subsidiary is in compliance in all material respects with any Regulatory Action.

(z)   Loan Portfolio.

    (1)   The aggregate book value of the Company’s non-performing assets as of March 31, 2010 was $86,100,000.

    (2)   Each loan, loan agreement, note or borrowing arrangement (including leases, credit enhancements, commitments, guarantees and interest-bearing assets) (collectively, “Loans”) of the Company or any of the Company Subsidiaries in original principal amount in excess of $10,000 (i) is evidenced by notes, agreements or other evidences of indebtedness that are true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid Liens which have been perfected and (iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

    (3)   Except as set forth in Section 2.2(z) of the Disclosure Schedule, none of the agreements pursuant to which the Company or any of the Company Subsidiaries has sold Loans or pools of Loans or participations in Loans or pools of Loans contains any obligation to repurchase such Loans or interests therein.

    (4)   The Company and each Company Subsidiary has complied in all material respects with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Company or any Company Subsidiary satisfied in all material respects, (A) the Company’s and the Company Bank’s underwriting standards (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors); (B) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (C) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company or any Company Subsidiary and any Agency, Loan Investor or Insurer, (D) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (E) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

    (5)   Since December 31, 2007, no Agency, Loan Investor or Insurer has (A) claimed in writing that the Company or any Company Subsidiary has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company or any Company Subsidiary to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) imposed in writing restrictions on the activities (including commitment authority) of the Company or any Company Subsidiary or (C) indicated in writing to the Company or any Company Subsidiary that it has terminated or intends to terminate its relationship with the Company or any Company Subsidiary for poor performance, poor loan quality or concern with respect to the Company’s or any Company Subsidiary’s compliance with laws.

    (6)   To the knowledge of the Company, each Loan included in a pool of Loans originated, acquired or serviced by the Company or any of the Company Subsidiaries (a “Pool”) meets all eligibility requirements (including all applicable requirements for obtaining mortgage insurance certificates and loan guaranty certificates) for inclusion in such Pool. All such Pools have been finally certified or, if required, recertified in accordance with all applicable laws, rules and regulations, except where the time for certification or recertification has not yet expired.  To the knowledge of the Company, no Pools have been improperly certified, and no Loan has been bought out of a Pool without all required approvals of the applicable investors.

    (7)   For purposes of this Section 2.2(z):

    (i)   “Agency” shall mean the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company or any Company Subsidiary or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including, without limitation, state and local housing finance authorities;

    (ii)   “Loan Investor” shall mean any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company or any Company Subsidiary or a security backed by or representing an interest in any such mortgage loan; and

    (iii)   “Insurer” shall mean a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company or any Company Subsidiary, including the Federal Housing Administration, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

(aa)   Insurance.

    (1)   The Company and the Company Subsidiaries are, and will remain following consummation of the transactions contemplated by the Transaction Documents, insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and that are of the type customary in the businesses and location in which the Company and the Company Subsidiaries are engaged.  The Company and the Company Subsidiaries have not been refused any insurance coverage sought or applied for, and the Company and the Company Subsidiaries do not have any reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect on the Company.

    (2)   The Company (i) maintains directors’ and officers’ liability insurance and fiduciary liability insurance with financially sound and reputable insurance companies with benefits and levels of coverage that have been made available, (ii) has timely paid all premiums on such policies and (iii) there has been no lapse in coverage during the term of such policies.

(bb)   Board of Directors.  The Company does not have, and the Board of Directors have not adopted, any policies, directives or resolutions, or any amendments to the Company’s by-laws or certificate of incorporation not Previously Disclosed, with respect to qualification or other requirements for serving as a director on the Board of Directors of the Company or any Company Subsidiary, other than as contemplated by this Agreement.

(cc)   Other Private Placements.  Concurrently with the execution and delivery of this Agreement, the Company has agreed to sell Common Shares in the Other Private Placements on the same economic and financial terms and conditions set forth in this Agreement, with the closing of such Other Private Placements to occur simultaneously with the First Closing.  The Company has provided true, correct and complete copies of the Other Securities Purchase Agreements to the Investors.  Except for the Other Securities Purchase Agreements, the Company is not a party to any agreements, understandings, arrangements or commitments with the counterparties to the Other Securities Purchase Agreements or their Affiliates.  Except for the Transaction Documents, there are no agreements or other understandings between the Company and any investor party to any Other Securities Purchase Agreement with respect to the Other Private Placements or otherwise.

(dd)   Related Party Transactions.

    (1)   Except as set forth in Section 2.2(dd) of the Disclosure Schedule or as part of the normal and customary terms of an individual’s employment or service as a director or as contemplated by this Agreement, none of the Company or any of the Company Subsidiaries is party to any extension of credit (as debtor, creditor, guarantor or otherwise), contract for goods or services, lease or other agreement with any (A) affiliate, (B) insider or related interest of an insider, (C) shareholder owning 5% or more of the outstanding Common Stock or related interest of such a shareholder, or (D) to the knowledge of the Company, and other than credit and consumer banking transactions in the ordinary course of business, employee who is not an executive officer.  For purposes of the preceding sentence, the term “affiliate” shall have the meaning assigned in Regulation W issued by the Federal Reserve, as amended, and the terms “insider,” “related interest,” and “executive officer” shall have the meanings assigned in the Federal Reserve’s Regulation O, as amended.

    (2)   The Company Bank is in compliance with, and has since December 31, 2006, complied with, Sections 23A and 23B of the Federal Reserve Act, its implementing regulations, and the Federal Reserve’s Regulation O.

2.3   Representations and Warranties of the Investors.  Each Investor, severally as to himself, herself or itself and not jointly, hereby represents and warrants as of the date of this Agreement to the Company that:

(a)   Purchase for Investment.  The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws.  Such Investor (1) is acquiring the Securities pursuant to an exemption from registration under the Securities Act for his, her or its own account solely for investment with no present intention or plan to distribute any of the Securities to any person nor with a view to or for sale in connection with any distribution thereof, in each case in violation of the Securities Act, (2) will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (3) has such knowledge and experience in financial and business matters and in investments of this type that the Investor is capable of evaluating the merits and risks of the investment in the Securities and of making an informed investment decision, and (4) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act).  Without limiting any of the foregoing, no Investor nor any of its Affiliates has taken, and such Investor will not, and will cause its Affiliates not to, take any action that would otherwise cause the Securities to be purchased hereunder to be subject to the registration requirements of the Securities Act.

(b)   Financial Capability.  The Investor will have immediately available funds necessary to consummate the First Closing and the Second Closing, as of the respective date of each such closing, on the terms and conditions contemplated by this Agreement.

(c)   Organization and Authority.  If an entity, the Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would be reasonably expected to materially and adversely affect the Investor’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis, and the Investor has the corporate or other power and authority and governmental authorizations to own its properties and assets and to carry on its business as it is now being conducted.

(d)   Authorization. (1) The Investor has the corporate or other power and authority to enter into this Agreement and to carry out its obligations hereunder.  With respect to an Investor that is an entity, the execution, delivery and performance of this Agreement by such Investor and the consummation of the transactions contemplated hereby have been duly authorized by such Investor’s board of directors, general partner, manager(s) or managing members, as the case may be (if such authorization is required), and no further approval or authorization by any of its partners or other equity owners, as the case may be, is required.  This Agreement has been executed and delivered by the Investor and is a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles).

    (2)           Neither the execution, delivery and performance by the Investor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Investor with any of the provisions hereof, will, as applicable, (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of the Investor under any of the terms, conditions or provisions of (i) its certificate of limited partnership or partnership agreement or similar governing documents or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of the Investor may be subject, or (B) violate any law, statute, ordinance, rule or regulation, permit, concession, grant, franchise or any judgment, ruling, order, writ, injunction or decree applicable to the Investor or any of its properties or assets except in the case of clauses (A)(ii) and (B) for such violations, conflicts and breaches as would not reasonably be expected to materially and adversely affect the Investor’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

    (3)           No notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary for the consummation by the Investor of the transactions contemplated by this Agreement.

(e)   Ownership. Except as set forth on Section 2.3(e) of the Disclosure Schedules, no Investor is the owner of record or the Beneficial Owner of shares of Common Stock or securities convertible into or exchangeable for Common Stock.

(f)   Knowledge as to Conditions. As of the date of this Agreement, the Investor does not know of any reason relating to the Investor why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.

(g)   Brokers and Finders. Neither the Investor nor its Affiliates or any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Investor, in connection with this Agreement or the transactions contemplated hereby, in each case, whose fees the Company would be required to pay.

ARTICLE III
Covenants

3.1   Filings; Other Actions.

(a)   The Investors and the Company will cooperate and consult with each other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings, and other documents, and to obtain all necessary permits, consents, orders, approvals, and authorizations of, or any exemption by, all third parties and Governmental Entities, and expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement and to perform the covenants contemplated by this Agreement.  Each party shall execute and deliver both before and after the First Closing and the Second Closing such further certificates, agreements, and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters.  In particular, the Company will use its reasonable best efforts to help the Investors promptly obtain or submit, as the case may be, as promptly as practicable, the approvals and authorizations of, filings and registrations with, and notifications to, or expiration or termination of any applicable waiting period, all notices to and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, for the transactions contemplated by this Agreement.  To the extent required by law, the Investors shall file as promptly as practicable a notice to the Federal Reserve pursuant to the CBC Act with respect to the transactions contemplated by this Agreement and shall take commercially reasonable actions to obtain the non-objection of the Federal Reserve under the CBC Act, it being understood that failure to obtain such non-objection shall not impose any liability on any Investor.  The Investors and the Company will each have the right to review in advance, and to the extent practicable, each will consult with the other, in each case subject to applicable laws relating to the exchange of information and confidential information related to the Investors, all the information (other than personal or sensitive information) relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement.  In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable.  Each party hereto agrees to keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby.  The Investors and the Company shall promptly furnish each other to the extent permitted by applicable laws with copies of written communications received by them or their Affiliates from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement or any other Transaction Document.  Notwithstanding anything to the contrary contained in this Agreement, the Investors shall not be required to provide any materials to the Company that it deems private or confidential.

(b)   The Company shall call a meeting of its shareholders, as promptly as practicable after the date hereof, to obtain the Shareholder Approvals, including, without limitation, (i) amending the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000, and (ii) approving the issuance of Common Shares and Conversion Shares for purposes of rule 5635 of NASDAQ’s listing rules to the Investors and the investors participating in the Other Private Placements.  The Board of Directors shall unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown, to the extent they are members of the Board of Directors) to the Company’s shareholders that such shareholders provide the Shareholder Approvals, and shall not modify or withdraw such recommendation.  In connection with such meeting, the Company shall promptly prepare (and the Investors will reasonably cooperate with the Company to prepare) and file with the SEC a preliminary proxy statement, shall use its reasonable best efforts to solicit proxies for such shareholder approval, and shall use its reasonable best efforts to respond promptly to any comments of the SEC or its staff and to cause a definitive proxy statement related to such shareholders’ meeting to be mailed to the Company’s shareholders, as promptly as practicable, after clearance by the SEC.  The Company shall notify the Investors promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply the Investors with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement.  If at any time prior to such shareholders’ meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall, as promptly as practicable, prepare and mail to its shareholders such an amendment or supplement.  Each Investor and the Company agree to correct promptly any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall, as promptly as practicable, prepare and mail to its shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations.  The Company shall consult with the Investors prior to filing with the SEC or mailing any proxy statement, or any amendment or supplement thereto, and provide the Investor with reasonable opportunity to comment thereon.  The directors’ recommendation described in this Section 3.1 shall be included in the proxy statement filed in connection with obtaining such shareholder approval.  Immediately upon approval by shareholders of the amendments to the Certificate of Incorporation as described above, the Company shall file a certificate of amendment to duly amend the Certificate of Incorporation to include such amendments.  In the event that any of the Shareholder Approvals is not obtained at such shareholders’ meeting, the Company shall include a proposal to approve (and the Board of Directors shall unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown, to the extent they are members of the Board of Directors)) such Shareholder Approvals at a meeting of its shareholders once in the twelve month period beginning on the Meeting End Date until such approval is obtained or made.  “Meeting End Date” means (x) if the Second Closing Date has occurred by October 31, 2010, then February 28, 2011, or (y) if the Second Closing Date has not occurred by October 31, 2010, then the date that is four months after the Second Closing Date.

(c)   Each party agrees, upon request, to furnish the other party with all information concerning itself, its subsidiaries, Affiliates, directors, officers, partners, and shareholders and such other matters as may be reasonably necessary or advisable in connection with the proxy statement in connection with such shareholders’ meeting and any other statement, filing, notice, or application made by or on behalf of such other party or any of its subsidiaries to any Governmental Entity in connection with this Agreement or the Other Securities Purchase Agreements.  Notwithstanding anything herein to the contrary, no Investor shall be required to furnish the Company with any (1) sensitive personal biographical or personal financial information about it or, as applicable, any of the directors, officers, employees, managers or partners of such Investor or any of its Affiliates or (2) proprietary and non-public information related to the organizational terms of, or investors in, an Investor or its Affiliates; provided, however, that each Investor will furnish such information as reasonably requested by the applicable bank regulator as necessary to consummate the transactions contemplated hereby.

(d)   From the date of this Agreement, until the earlier of the date of termination of this Agreement and the date when the Shareholder Approvals have been obtained, the Company shall not, directly or indirectly, amend, modify, or waive, and the Board of Directors shall not recommend approval of any proposal to the shareholders having the effect of amending, modifying, or waiving any provision in the Certificate of Incorporation or bylaws of the Company in any manner adverse to the Investors or any other holder of Securities issued pursuant to this Agreement.

(e)   The Company shall take all actions necessary to ensure that none of the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the consummation of the transactions contemplated as part of the Other Private Placements, nor the Shareholder Approvals will constitute a “change in control” or “change of control” within the meaning of any Benefit Plan.

3.2   Expenses.

At the earlier of (a) the Second Closing and (b) the 70th day after the First Closing Date, the Company shall directly reimburse the Investors for all of the Investors’ out-of-pocket fees and expenses incurred by the Investors in connection with the transactions contemplated hereby, including, but not limited to, the negotiation and preparation of this Agreement, accounting and financial advisory services, legal counsel and the undertaking of the transactions contemplated hereby (collectively, “Transaction Expenses”).  In no event, however, shall the aggregate of such reimbursement of Transaction Expenses exceed $65,000.  Other than as set forth in this Section 3.2 and Section 4.6(b), each of the parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement.

3.3   Access, Information and Confidentiality.

(a)   From the date of this Agreement until the Second Closing Date, the Company will ensure that upon reasonable notice, the Company and its subsidiaries will afford to each Investor and its representatives (including employees of each such Investor, and counsel, accountants, financial and investment banking advisors and other professionals retained by such Investor) such access during normal business hours to its books, records, properties and personnel and to such other information as the Investor may reasonably request.

(b)   Each party to this Agreement will hold, and will cause its subsidiaries and directors, officers, employees, agents, consultants, and advisors to hold, in strict confidence, unless disclosure to a Governmental Entity is necessary or appropriate in connection with any necessary regulatory approval or unless compelled to disclose by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any Governmental Entity, all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) previously known by such party on a nonconfidential basis, (2) in the public domain through no fault of such party, or (3) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, other consultants, and advisors and, to the extent permitted above, to bank regulatory authorities.

(c)   The Company shall promptly provide the Investors with written notice of the occurrence of any circumstance, event, change, development or effect occurring after the date hereof and prior to the First Closing Date and relating to the Company or any Company Subsidiary of which the Company has knowledge and which constitutes a Material Adverse Effect or may otherwise cause or render any of the representations and warranties of the Company set forth in this Agreement to be inaccurate.

3.4   Conduct of the Business.  Prior to the earlier of the First Closing Date and the termination of this Agreement pursuant to Section 5.1 (the “Pre-Closing Period”), the Company shall, and shall cause each Company Subsidiary to, (i) conduct its business in the ordinary course consistent with past practice, (ii) use reasonable best efforts to preserve intact its current business organizations and its rights and permits issued by Governmental Entities, keep available the services of its current officers and key employees and preserve its relationships with customers, suppliers, Governmental Entities and others having business dealings with it to the end that its goodwill and ongoing businesses shall be unimpaired and (iii) not take any action that would reasonably be expected to materially adversely affect or materially delay the receipt of any approvals of any Governmental Entity required to consummate the transactions contemplated hereby or by the Other Securities Purchase Agreements or materially adversely affect or materially delay the consummation of the transactions contemplated hereby or by the Other Securities Purchase Agreements.

3.5   Reasonable Efforts.  The Company agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Investor in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Other Securities Purchase Agreements, including using best efforts to accomplish the following:  (a) the taking of all reasonable acts necessary to cause the conditions to the First Closing and the Second Closing to be satisfied; (b) the mailing of the definitive proxy statement to the Company’s shareholders promptly following clearance from the SEC; (c) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps necessary to obtain an approval or waiver from, or to avoid an action or proceeding by any Governmental Entity; (d) the obtaining of all necessary consents, approvals or waivers from third parties; and (e) executing and delivering any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the Other Securities Purchase Agreements.

3.6   Company Forbearances.  During the Pre-Closing Period, other than as approved by the Investors in writing, the Company shall not, and shall not permit any Company Subsidiary to:

(a)   (i) adjust, split, combine or reclassify any of its capital stock; (ii) set any record or payment dates for the payment of any dividends or distributions on its capital stock or make, declare or pay any dividend or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exercisable or exchangeable for any shares of its capital stock or stock appreciation rights or grant any person any right to acquire any shares of its capital stock; or (iii) issue or commit to issue any additional shares of capital stock (except pursuant to the exercise of options and restricted stock unit grants outstanding as of the date hereof and disclosed in the Company’s Disclosure Schedule), convertible debt or any securities convertible into or exercisable or exchangeable for, or any rights, warrants or options to acquire, any additional shares of capital stock (including options) or convertible debt, it being understood and agreed that for purposes of this Section 3.6(a), and only for such purposes, the Pre-Closing Period shall terminate on the earlier to occur of (x) the Second Closing Date, (y) the termination of this Agreement and (z) the date of a Second Closing Termination;

(b)   (i) increase the compensation or benefits of any employee of the Company or any Company Subsidiary (except (x) for increases in salary or wages of employees of the Company or any Company Subsidiary in the ordinary course of business consistent with past practice, provided that no such increase shall result in an annual adjustment of more than 5% of the aggregate base salary and wages payable by the Company and the Company Subsidiaries during 2009 and (y) pursuant to the Company’s Benefit Plans as described on the Company’s Disclosure Schedule); (ii) except as required by law, grant any severance or termination pay to any employee of the Company or any Company Subsidiary except pursuant to the terms of any Plan in effect on the date of this Agreement and which was made available to the Investor prior to the date of this Agreement and disclosed in the Company’s Disclosure Schedule; (iii) loan or advance any money or other property to any employees of the Company or any Company Subsidiary other than in the ordinary course of business consistent with past practice; (iv) (x) establish, adopt, enter into, amend or terminate, or (y) grant (other than in the ordinary course of business consistent with past practice), any waiver or consent under, any Benefit Plan or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Benefit Plan if it were in existence as of the date of this Agreement; or (v) grant or amend or modify any equity or equity-based awards (including options and restricted stock units), in any case except as required under Section 3.1(e) hereof;

(c)   (i)  incur any indebtedness for borrowed money, other than (x) deposit liabilities, FHLB advances, advances from the Federal Reserve discount window, Fed funds purchases, guarantees and letters of credit on behalf of Company Bank customers and repurchase agreements, in each case entered into in the ordinary course of business consistent with past practice and, in the case of repurchase agreements, with a final maturity of five years or less, or (y) indebtedness incurred in the ordinary course of business consistent with past practice in order to finance working capital (subject in the case of this clause (y) to an aggregate maximum amount of $5,000,000), (ii) guarantee, endorse or assume responsibility for, the obligations of any person other than any wholly-owned Subsidiary of the Company (other than the endorsement of checks and other negotiable instruments in the normal process of collection) or (iii) redeem, repurchase, prepay, defease, or cancel, or modify in any material respect the terms of, indebtedness for borrowed money, other than (x) deposit liabilities, FHLB advances and reverse repurchase agreements in each case in the ordinary course of business consistent with past practice or (y) in accordance with the terms of the applicable instrument as in effect on the date hereof;

(d)   (i)  settle any action involving claims against the Company or any Company Subsidiary resulting in monetary damages or other payments in excess of $100,000, or (ii) agree or consent to the issuance of any order restricting or otherwise affecting its business or operations, or, in each case, that would cause the Company or any Company Subsidiary to breach a representation, warranty or covenant contained in this Agreement or would otherwise adversely affect the rights of the Investor under this Agreement;

(e)   amend its certificate of incorporation, bylaws or similar governing documents (other than for the purpose of effectuating the transactions as contemplated by the Transaction Documents), or enter into a plan of consolidation, merger, share exchange, reorganization or complete or partial liquidation with any person (other than consolidations, mergers or reorganizations solely among wholly-owned Company Subsidiaries), or a letter of intent or agreement in principle with respect thereto;

(f)   make any changes in its accounting methods or method of Tax accounting, practices or policies, except as may be required under Law or GAAP, in each case following consultation with the Company’s independent public accountants or tax advisors;

(g)   except as required by law, make or change any Tax election, file any amended Tax Returns, settle or compromise any material Tax liability of the Company or any of the Company Subsidiaries, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of Taxes of the Company or any of its Subsidiaries, enter into any closing agreement with respect to any Tax or surrender any right to claim a Tax refund;

(h)   amend any Other Securities Purchase Agreement;

(i)   sell any assets or deposits of the Company Bank other than dispositions of other real estate owned (OREO) in the ordinary course of business; or

(j)   agree to, or make any commitment to, take any of the actions prohibited by this Section 3.6 or that would otherwise materially adversely affect or materially delay the consummation of the transactions contemplated hereby or by the other Transaction Documents.

3.7           Shareholder Litigation.  The Company shall promptly inform the Investors of any claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding (“Shareholder Litigation”) against the Company, any Company Subsidiary or any of the past or present executive officers or directors of the Company or any Company Subsidiary that is threatened or initiated by or on behalf of any shareholder of the Company in connection with or relating to the OCC Agreement or the transactions contemplated hereby or by the Other Securities Purchase Agreements.  The Company shall consult with the Investors and keep the Investors informed of all material filings and developments relating to any such Shareholder Litigation.

ARTICLE IV
Additional Agreements

4.1   No Rights Agreement.  From the date hereof through such time during which the Investors together, collectively with their respective Affiliates, own in the aggregate at least 5% of the outstanding shares of Common Stock of the Company, the Company shall not enter into any poison pill agreement, shareholders’ rights plan or similar agreement that shall limit the rights of the Investor and its Affiliates and associates to hold any shares of Common Stock or acquire additional securities of the Company unless such poison pill agreement, shareholders’ rights plan or similar agreement grants an exemption or waiver to the Investors and their Affiliates and associates and any group in which any Investor may become a member of, immediately effective upon execution of such plan or agreement that would allow any Investor and its Affiliates and associates to acquire such additional securities of the Company.

4.2   Governance Matters.

(a)   The Company and the Board of Directors shall, and the Company shall cause Sun National Bank (the “Company Bank”), a national bank and a wholly owned subsidiary of the Company, and its board of directors to, appoint four designees of the Investors to each of the Board of Directors and the board of directors of the Company Bank, effective as of the First Closing.  Thereafter, for so long as the Investors, together with their Affiliates, own in the aggregate at least 7.5% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which the securities of the Company owned by the Investors are directly or indirectly convertible or exercisable), and subject to compliance with the NASDAQ's listing rules and related interpretations, at any election of directors of the Company or the Company Bank, the Investors shall together have the right to nominate four candidates for election to each of the Board of Directors and the board of directors of the Company Bank, as candidates recommended by the Board of Directors, and the Company and the Company Bank shall cause such persons (or any substitute or replacement designated or nominated by the Investors) to be recommended by its respective board of directors and to be elected Directors of the Company and of the Company Bank, including the Company’s use of reasonable best efforts to have such persons elected as Directors of the Board of Directors by the Company’s shareholders and soliciting proxies for such person to the same extent it does for any other nominees of its Board of Directors.  Any person nominated or designated pursuant to this Section 4.2 shall be an “Investor Nominee”.

(b)   Notwithstanding anything to the contrary contained herein, if any Investor Nominee resigns, is removed pursuant to Section 4.2(c) or otherwise, or is unable to continue to serve as a Director of the Company or as a Director of the Company Bank, the Investors may designate a replacement Director and the relevant board of directors shall elect such person a Director; provided, however, that in each case, the Investors remain entitled to nominate and designate Directors pursuant to this Section 4.2 and such action is taken in accordance with this Section 4.2.

(c)   Any Director may be removed from the Board of Directors or from the board of directors of the Company Bank in accordance with applicable law and the governing documents of the Company or of the Company Bank, as applicable; provided, however, that with respect to any Investor Nominee, any such removal shall require the prior written consent of the

Investors unless such removal is required by applicable law or order of regulators or such Director is no longer qualified to serve as a Director pursuant to applicable SEC or regulatory requirements, or a generally applicable policy of the Board of Directors.

(d)   Any vacancies on the Board of Directors and on the board of directors of the Company Bank shall be filled in accordance with the applicable bylaws and, if the vacancy is with respect to any Investor Nominee, this Section 4.2.

(e)   The Company, the Board of Directors and the board of directors of the Company Bank shall ensure, to the extent permitted by applicable law and Federal Reserve Board policy, that any Directors nominated or designated pursuant to this Section 4.2 shall enjoy the same rights, capacities, entitlements, indemnities and compensation as any other members of the Board of Directors and the board of directors of Company Bank, as applicable.  The Investor Nominees shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors (or any committee thereof) and the board of directors of the Company Bank (or any committee thereof), to the same extent as other members of the Board of Directors and the board of directors of the Company Bank.  The Company shall notify each Investor Nominee of all regular meetings and special meetings of the Board of Directors and the board of directors of the Company Bank and of all regular and special meetings of any committee thereof. The Company shall provide each Investor Nominee with copies of all notices, minutes, consents and other material that it provides to all other members of the Board of Directors or the Company Bank concurrently as such materials are provided to the other members.

(f)   On or before the First Closing, and thereafter with respect to any replacement nominee or director, the Company shall offer to enter into a customary Directors & Officers Indemnification Agreement with each Investor Nominee if the Company is offering to enter into such agreements with its other directors.

(g)   Each Investor Nominee shall have the right, at such Person’s option and subject to any applicable exchange listing standards and independence requirements, to serve on up to two committees of each of the Board of Directors and the board of directors of the Company Bank, it being understood and agreed that the foregoing shall not restrict any Investor Nominee from serving on any other committee to which he is appointed by the Board of Directors or the board of directors of the Company Bank or from serving as chairman or vice-chairman (or in any similar capacity) of any such committee.

(h)   Effective immediately following the next annual or special meeting of shareholders of the Company following the date of this Agreement (the “Shareholders Meeting”), the number of directors on the Board of Directors and the board of directors of the Company Bank shall not exceed twelve, comprised as set forth in Section 4.2(h) of the Company’s Disclosure Schedule.  The Board of Directors shall recommend to the Company’s shareholders in the proxy statement relating to the Shareholders Meeting the election for director of the individuals named in Section 4.2(h) of the Disclosure Schedule (the “Director Nominees”).  The Company agrees to request that any current member of the Board of Directors and the board of directors of the Company Bank who will not be nominated for reelection at the Annual Meeting resign from the Board of Directors and the board of directors of the Company

Bank, effective as of the earlier to occur of (i) 45 days after the date hereof and (ii) the filing with the SEC of the Company’s preliminary proxy statement relating to the Shareholders Meeting, it being understood and agreed that the Board of Directors and the board of directors of the Company Bank will not fill any vacancies created by such resignations.

(i)   The Company and the Board of Directors shall not take any action that would result in any amendment to the governing documents of the Company or the Company Bank inconsistent with the provisions of this Section 4.2.

4.3   Legend.

(a)   The Investors agree that all certificates or other instruments representing the Securities subject to this Agreement will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.”

(b)   Upon request of the Investors, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company and its counsel to the effect that such legend is no longer required under the Securities Act or applicable state laws, as the case may be, the Company shall promptly cause the legend to be removed from any certificate for any securities.  The Investors acknowledge that the Securities have not been registered under the Securities Act or under any state securities laws and agrees that it will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.

4.4   Certain Transactions.

(a)   The Company will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party, as the case may be (if not the Company), or, at the request of the Investors, the ultimate parent of such successor, transferee or lessee party of the Company, expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

(b)   Other than with respect to the Series B Preferred Stock, from and after the First Closing through and including December 31, 2012, the Company shall not set any record or payment dates for the payment of any cash dividends or cash distributions on its capital stock or make, declare or pay any cash dividend or make any other cash distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exercisable or exchangeable for any shares of its capital stock or stock appreciation rights.

4.5    Indemnity.

(a)   The Company agrees to indemnify and hold harmless each Investor and its Affiliates and any of their respective officers, directors, partners, members, stockholders, managers, employees and agents, to the fullest extent lawful, from and against any and all actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including reasonable attorneys’ fees and disbursements), amounts paid in settlement and other costs (collectively, “Losses”) arising out of or resulting from (1) any inaccuracy in or breach of the Company’s representations or warranties in Section 2.2 of this Agreement or any certificate delivered by or on behalf of the Company pursuant to this Agreement, (2) the Company’s breach of agreements or covenants made by the Company in this Agreement or (3) any Losses arising out of or resulting from any legal, administrative or other proceedings instituted by any Governmental Entity, shareholder of the Company or any other person (other than an Investor and its Affiliates and the Company and the Company Subsidiaries) arising out of the transactions contemplated by this Agreement (other than any Losses attributable to the acts, errors or omissions on the part of an Investor, but not including the transactions contemplated hereby).

(b)   Each Investor agrees, severally and not jointly, to indemnify and hold harmless each of the Company and its Affiliates and each of their respective officers, directors, partners, employees and agents, to the fullest extent lawful, from and against any and all Losses arising out of or resulting from (1) any inaccuracy in or breach of such Investor’s representations or warranties in Section 2.3 of this Agreement or (2) such Investor’s breach of agreements or covenants made by the Investor in this Agreement.

(c)   A party entitled to indemnification hereunder (each, an “Indemnified Party”) shall give written notice to the party indemnifying it (the “Indemnifying Party”) of any claim with respect to which it seeks indemnification promptly after the discovery by such Indemnified Party of any matters giving rise to a claim for indemnification; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.5 unless and to the extent that the Indemnifying Party shall have been actually prejudiced by the failure of such Indemnified Party to so notify such party.  Such notice shall describe in reasonable detail such claim.  In case any such action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnified Party shall be entitled to hire, at its own expense, separate counsel and conduct the defense thereof; provided, however, that the Indemnifying Party shall be entitled to assume and conduct the defense thereof, unless the counsel to the Indemnified Party advises the Indemnifying Party in writing that such claim involves a conflict of interest (other than one of a monetary nature) that would reasonably be expected to make it inappropriate for the same counsel to represent both the Indemnifying Party and the Indemnified Party, in which event the Indemnified Party shall be entitled to retain its own counsel at the cost and expense of the Indemnifying Party (except that the Indemnifying Party shall only be liable for the legal fees and expenses of one law firm for all Indemnified Parties, taken together with respect to any single action or group of related actions).  If the Indemnifying Party assumes the defense of any claim, all Indemnified Parties shall thereafter deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to the claim, and any Indemnified Party shall cooperate in the defense or prosecution of such claim.  Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the

Indemnifying Party of records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  The Indemnifying Party shall not be liable for any settlement of any action, suit, claim or proceeding effected without its written consent; provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent.  The Indemnifying Party further agrees that it will not, without the Indemnified Party’s prior written consent (which shall not be unreasonably withheld or delayed), settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification has been sought hereunder unless such settlement or compromise includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, claim or proceeding.

(d)   For purposes of the indemnity contained in Sections 4.5(a)(1) and 4.5(b)(1), all qualifications and limitations set forth in the parties’ representations and warranties as to “materiality,” “Material Adverse Effect” and words of similar import, shall be disregarded in determining (i) whether there shall have been any inaccuracy in or breach of any representations and warranties in this Agreement and (ii) the amount of Losses in respect of any breach of any representation or warranty.

(e)   The Company shall not be required to indemnify the Indemnified Parties pursuant to Section 4.5(a)(1) (1) with respect to any claim for indemnification if the amount of Losses with respect to such claim and all related claims are less than $50,000 (any claim or series of related claims involving Losses less than such amount being referred to as a “De Minimis Claim”) and (2) unless and until the aggregate amount of all Losses incurred with respect to all claims (other than De Minimis Claims) pursuant to Section 4.5(a)(1) exceed $250,000 (the “Threshold Amount”), in which event the Company shall be responsible for the entire amount of such Losses.  No Investor shall be required to indemnify the Indemnified Parties pursuant to Section 4.5(b)(1) (1) with respect to any De Minimis Claim and (2) unless and until the aggregate amount of all Losses incurred with respect to all claims (other than De Minimis Claims) pursuant to Section 4.5(b)(1) exceed the Threshold Amount, in which event such Investor shall be responsible for the entire amount of such Losses.  The cumulative indemnification obligation of (1) the Company to each Investor and all of the Indemnified Parties affiliated with (or whose claims are permitted by virtue of their relationship with) such Investor or (2) any Investor to the Company and the Indemnified Parties affiliated with (or whose claims are permitted by virtue of their relationship with) the Company, in each case for inaccuracies in or breaches of representations and warranties, shall in no event exceed the Purchase Price paid by such Investor for the Securities received by such Investor under this Agreement.

(f)   Any claim for indemnification pursuant to this Section 4.5 for breach of any representation or warranty can only be brought on or prior to the eighteen month anniversary of the Second Closing Date (other than a claim for a breach of the representations and warranties in Section 2.2(c), which may be brought indefinitely, and the representations and warranties in Sections 2.2(i), which may be brought until 90 days after the expiration of the applicable statutory periods of limitations); provided that if notice of a claim for indemnification pursuant to this Section 4.5 for breach of any representation or warranty is brought prior to the end of such period, then the obligation to indemnify in respect of such breach shall survive as to such claim, until such claim has been finally resolved.

(g)   The obligations of the Indemnifying Party under this Section 4.5 shall survive the transfer or redemption of the Common Stock issued pursuant to this Agreement, or the Closing or termination of this Agreement.  The indemnity provided for in this Section 4.5 shall be the sole and exclusive monetary remedy of Indemnified Parties after the Closing for any inaccuracy of any of the representations and warranties contained in Sections 2.2 and 2.3 of this Agreement or any other breach of any covenant or agreement contained in this Agreement; provided that nothing herein shall limit in any way any such parties’ remedies in respect of fraud, intentional misrepresentation or omission or intentional misconduct by the other party in connection with the transactions contemplated hereby.  No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any consequential or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof.  The indemnification rights contained in this Section 4.5 are not limited or deemed waived by any investigation or knowledge by the Indemnified Party prior to or after the date hereof.

(h)   The indemnity provided for in this Section 4.5 shall be the sole and exclusive monetary remedy of Indemnified Parties after the First Closing for any inaccuracy of any representation or warranty or any other breach of any covenant or agreement contained in this Agreement; provided that nothing herein shall limit in any way any such party’s remedies in respect of fraud by any other party in connection with the transactions contemplated hereby. No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any consequential, indirect, incidental or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof. For the purposes of this Section 4.5, a diminution in value of the Securities will not constitute consequential, indirect or incidental damages, and shall constitute “Losses” for which indemnification may be provided pursuant to this Section 4.5.

(i)   Any indemnification payments pursuant to this Section 4.5 shall be treated as an adjustment to the Purchase Price for the Purchased Shares for U.S. federal income and applicable state and local Tax purposes, unless a different treatment is required by applicable law.

4.6   Registration Rights.

(a)   Registration.

    (1)   Subject to the terms and conditions of this Agreement, the Company covenants and agrees that no later than the date that is 12 months after the Second Closing Date (the “Registration Deadline”), the Company shall have prepared and filed with the SEC a Shelf Registration Statement (defined below) covering all Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective as promptly as practicable after the filing thereof and to keep such Shelf Registration

Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires).  If the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement.

    (2)   Any registration pursuant to this Section 4.6(a) shall be effected by means of a shelf registration under the Securities Act (a “Shelf Registration Statement”) in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415.  If any Investor or any other Holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 4.6(c); provided, that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless the expected gross proceeds from such offering exceed $10,000,000.  The lead underwriters in any such distribution shall be selected by the holders of a majority of the Registrable Securities to be distributed and be reasonably acceptable to the Company.

    (3)   The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to this Section 4.6(a):  (i) with respect to securities that are not Registrable Securities; (ii) during any Scheduled Black-out Period; or (iii) if the Company has notified the Investors and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its security holders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration or underwritten offering for a period of not more than 60 days after receipt of the request of any Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (A) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (B) not more than twice in any 12-month period and not more than 60 days in the aggregate in any 12-month period.

    (4)   After the First Closing Date, whenever the Company proposes to register any of its equity securities, other than a registration pursuant to Section 4.6(a)(1) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investors and all other Holders of its intention to effect such a registration (but in no event less than 15 days prior to the anticipated filing date) and (subject to clause (6) below) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company’s notice (a “Piggyback Registration”).  Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 4.6(a)(4) prior to the effectiveness of such registration, whether or not an Investor or any other Holders have elected to include Registrable Securities in such registration.  “Special Registration” means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management or employees of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

    (5)   If the registration referred to in Section 4.6(a)(4) is proposed to be underwritten, the Company will so advise the Investors and all other Holders as a part of the written notice given pursuant to Section 4.6(a)(4).  In such event, the right of the Investors and all other Holders to registration pursuant to this Section 4.6(a) will be conditioned upon such persons’ participation in such underwriting and the inclusion of such persons’ Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Investor.

    (6)   The Company represents and warrants that, other than in connection with the Other Securities Purchase Agreements, it has not granted to any holder of its securities and agrees that it shall not grant “piggyback” registration rights to one or more third parties to include their securities in the Shelf Registration Statement or in an underwritten offering under the Shelf Registration Statement pursuant to Section 4.6(a)(2).  If a Piggyback Registration under Section 4.6(a)(4) relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, in the case of a Piggyback Registration under Section 4.6(a)(4), the securities the Company proposes to sell, (ii) second, Registrable Securities of the Investors and all other Holders who have requested registration of Registrable Securities pursuant to Section 4.6(a)(2) or 4.6(a)(4), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(b)   Expenses of Registration.  All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company.  The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties) and expenses of any person, including special experts, retained by the Company.  The Company shall also reimburse the Investors for the reasonable fees and disbursements of legal counsel to the Investors in an amount not to exceed $25,000 per registration.  All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

(c)   Obligations of the Company.  The Company shall use its reasonable best efforts for so long as there are Registrable Securities outstanding, to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it becomes eligible for such status in the future (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)).  In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

    (1)   Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to this Section 4.6(c), and keep such registration statement effective or such prospectus supplement current until the securities described therein are no longer Registrable Securities.

    (2)   Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

    (3)   Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

    (4)   Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

    (5)   Notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

    (6)   Give written notice to the Holders:

    (i)   when any registration statement filed pursuant to Section 4.6(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;

    (ii)   of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

    (iii)   of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

    (iv)   of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

    (v)   of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

    (vi)   if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 4.6(c)(10) cease to be true and correct.

    (7)   Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 4.6(c)(6)(iii) at the earliest practicable time.

    (8)   Upon the occurrence of any event contemplated by Section 4.6(c)(5) or 4.6(c)(6)(v), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with Section 4.6(c)(6)(v) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holder’s or underwriter’s possession.  The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 30 days.

    (9)   Use its reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

    (10)   If an underwritten offering is requested pursuant to Section 4.6(a)(2), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road shows,” similar sales events and other marketing activities), (i) make such representations and warranties to the Holders that are selling shareholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (iii) use its reasonable best efforts to obtain “comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

    (11)   Make available for inspection by a representative of Holders that are selling shareholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

    (12)   Cause all such Registrable Securities (other than the Series B Preferred Stock, unless such Series B Preferred Stock has not converted into Common Stock within the first anniversary of the date of this Agreement; provided that the Company shall have no obligation to cause the listing of the Series B Preferred Stock if it is not eligible for listing on the national securities exchange on which the Common Stock is then listed) to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or NASDAQ, as determined by the Company.

    (13)   If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

    (14)   Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(d)   Suspension of Sales.  During any Scheduled Black-out Period and upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until termination of such Scheduled Black-out Period or until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable the prospectus supplement may be resumed.  The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 45 days.

(e)   Termination of Registration Rights.  A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

(f)   Free Writing Prospectuses; Information.

    (1)   No Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

    (2)   It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.6 that the Investors and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registered offering of their Registrable Securities.  The Company shall not name any Investor or any of its Affiliates as “underwriters” in any registration statement without the prior written consent of such Investor; provided, however, that if such prior written consent is not provided upon the Company’s request (which request shall only be made if staff of the SEC requests naming of the Investor as “statutory underwriter” and after the Company uses its reasonable efforts to negotiate with the staff of the SEC with a view to not naming the Investor as “underwriter”), such Investor and any Affiliates shall not be eligible to include Registrable Securities in the applicable registration statement.

(g)   Indemnification.

    (1)   The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the

Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii)  offers or sales effected by or on behalf such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

    (2)   If the indemnification provided for in Section 4.6(g)(1) is unavailable to an Indemnitee with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.6(g)(2) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4.6(g)(1).  No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(h)   Assignment of Registration Rights.  The rights of any Investor to registration of Registrable Securities pursuant to Section 4.6 may be assigned by such Investor to a transferee or assignee of Registrable Securities to which there is transferred to such transferee no less than $10,000,000 in Registrable Securities in the aggregate, including Registrable Securities acquired from other investors party to Other Securities Purchase Agreements; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.  Notwithstanding the foregoing, the rights of any Investor to registration of Registrable Securities pursuant to Section 4.6 may be assigned to any Permitted Transferee of such Investor under Section 4.12 to which there is transferred to such Permitted Transferee any Registrable Securities, regardless of amount; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

(i)   Holdback.  With respect to any underwritten offering of Registrable Securities by the Investors or other Holders pursuant to Section 4.6, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed 30 days prior and 90 days following the effective date of such offering or such longer period up to 180 days as may be requested by the managing underwriter.  The Company also agrees to use its reasonable best efforts to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to 180 days as may be requested by the managing underwriter.

(j)   “Market Stand-Off’ Agreement; Agreement to Furnish Information.  Each Investor and each Holder hereby agrees:

    (1)   that the Investor shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any common equity securities of the Company or any securities convertible into or exchangeable or exercisable for any common equity securities of the Company held by the Investor (other than those included in the registration) for a period specified by the representatives of the underwriters of the common equity or equity-related securities not to exceed ten days prior to and 90 days following the effective date of any firm commitment underwritten registered sale of common equity securities of the Company or any securities convertible into or exchangeable or exercisable for any common equity securities of the Company by the Company that raises aggregate gross proceeds of at least $10,000,000 for the Company’s own account in which the Company gave the Investor an opportunity to participate in accordance with Section 4.6(a)(4); provided that all executive officers and directors of the Company enter into similar agreements and only if such persons remain subject thereto (and are not released from such agreement) for such period; provided that nothing herein will prevent the Investor from making any distribution or Registrable Securities to the partners, shareholders or other equity owners thereof or a transfer to an Affiliate or a Permitted Transferee that is otherwise in compliance with applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 4.6(j);

    (2)   to execute and deliver such other agreements as may be reasonably requested by the Company or the representatives of the underwriters which are consistent with the foregoing obligation in Section 4.6(j)(1) or which are necessary to give further effect thereto; and

    (3)   if requested by the Company or the representative of the underwriters of Common Stock (or other securities of the Company), the Investor shall provide, within ten days of such request, such information as may be reasonably required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act in which the Investor participates.

(k)   Rule 144; Rule 144A Reporting.  With a view to making available to the Investors and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

    (1)    make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

    (2)    file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) and the Securities Act);

    (3)   so long as any Investor or Holder owns any Registrable Securities, furnish to such Investor or Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

    (4)   take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(l)   As used in this Section 4.6, the following terms shall have the following respective meanings:

    (1)   “Holder” means any Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 4.6(h) hereof.

    (2)   “Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

    (3)   “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (a) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3 or other form approved by the holders of a majority of Registrable Securities available for sales of securities pursuant to Rule 415 under the Securities Act.

    (4)   “Registrable Securities” means (A) all Common Stock and Series B Preferred Stock held by the Investor from time to time, (B) the shares of Common Stock issued or issuable pursuant to the conversion of the Series B Preferred Stock held by the Investor from time to time and (C) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) or (B) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they may be freely resold (without volume or method of sale restrictions, public information requirements or other conditions) without registration under the Securities Act, (iii) they shall have ceased to be outstanding; or (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.  No Registrable Securities may be registered under more than one registration statement at one time.

    (5)   “Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 4.6, including, without limitation, all registration, filing and listing fees (including filings made with the Financial Industry Regulatory Authority), printing expenses (including printing of prospectuses and certificates for the Securities), the Company’s expenses for messenger and delivery services and telephone, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred by the Company in connection with any “road show,” the fees and disbursements of Holders’ Counsel, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

    (6)   “Rule 144,” “Rule 144A,” “Rule 158,” “Rule 159A,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

    (7)   “Scheduled Black-out Period” means the period from and including the thirtieth day prior to the last day of a fiscal quarter of the Company to and including the business day after the day on which the Company publicly releases its earnings for such fiscal quarter, or such shorter period that is commensurate with the black-out period applicable to the Company’s directors from time to time.

    (8)   “Selling Expenses” means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses), other than $25,000 of fees and disbursements of Holders’ Counsel, which shall be reimbursed by the Company pursuant to Section 4.6(b).

(m)   At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 4.6 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Sections4.6(a)(4)-(6) in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 4.6(f) with respect to any prior registration or Pending Underwritten Offering.  “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to this Section 4.6(m), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 4.6(a)(2) or 4.6(a)(4)  prior to the date of such Holder’s forfeiture.

4.7   Gross-Up Rights.

(a)   Sale of New Securities.  For so long as the Investors collectively, together with their respective Affiliates, (A) prior to the Second Closing, has not sold Common Shares in an amount, individually or in the aggregate, that would result in the Investors collectively, together with their respective Affiliates, Beneficially Owning less than 5% of the outstanding shares of Common Stock and (B) on or after the Second Closing, own in the aggregate 6% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which the securities of the Company owned by the Investors are directly or indirectly convertible or exercisable) (before giving effect to any issuances triggering provisions of this Section), if, at any time after the date hereof, the Company makes any public or nonpublic offering or sale of any equity security (including Common Stock, preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity or that includes an equity component (such as, an “equity kicker”) (including any hybrid security) (any such security, a “New Security”) (other than (i) any Common Stock or other securities (1) issuable upon the exercise or conversion of any securities of the Company issued or agreed to be issued as of the date hereof or (2) issuable pursuant to the transactions contemplated by this Agreement; (ii) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company’s employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; or (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction), then any or all of the Investors, together in such proportions as they shall determine amongst themselves in their sole discretion, shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms (except that, to the extent permitted by law and the Certificate of Incorporation and bylaws of the Company, the Investors may elect to receive such securities in nonvoting form, convertible into voting securities in a widely dispersed or public offering) as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable the Investors to maintain their collective proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities.  The amount of New Securities that the Investors shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the number of shares of Common Stock collectively held by the Investors, and the denominator of which is the number of shares of Common Stock then outstanding.

(b)   Notice.  In the event the Company proposes to offer or sell New Securities, it shall give each Investor written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing, and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than two business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company proposes to pursue any other offering.  The Investors shall have 7 business days from the date of receipt of such a notice to notify the Company in writing that they intend to exercise their rights provided in this Section 4.7 and, as to the amount of New Securities the Investors desire to purchase, up to the maximum amount calculated pursuant to Section 4.7(a).  Such notice shall constitute a nonbinding indication of interest of the Investors to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s notice to it.  The failure of the Investors to respond within such 7 business day period shall be deemed to be a waiver of the Investors’ rights under this Section 4.7 only with respect to the offering described in the applicable notice.

(c)   Purchase Mechanism.  If the Investors exercise their rights provided in this Section 4.7, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place within 20 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 120 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or shareholder approvals).  The Company and the Investors agree to use commercially reasonable efforts to secure any regulatory or shareholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities.

(d)   Failure of Purchase.  In the event that the Investors fail to exercise their rights provided in this Section 4.7 within said 7 business day period or, if so exercised, the Investors are unable to consummate such purchase within the time period specified in Section 4.7(c) because of the Investors’ failure to obtain any required regulatory or shareholder consent or approval, the Company shall thereafter be entitled (during the period of 45 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 30 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4.7 by the Investors or which the Investors are unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable in the aggregate to the purchasers of such securities than were specified in the Company’s notice to the Investors.  Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or shareholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five business days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 120 days from the date of the applicable agreement with respect to such sale.  In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 45-day period (or sold and issued New Securities in accordance with the foregoing within 30 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 120 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to the Investors in the manner provided above.

(e)   Non-Cash Consideration.  In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(f)   Cooperation.  The Company and each Investor shall cooperate in good faith to facilitate the exercise of the Investors’ rights under this Section 4.7, including to secure any required approvals or consents.

4.8   Anti-Takeover Matters; Takeover Laws; No Rights Triggered.  If any Takeover Law may become, or may purport to be, applicable to the transactions contemplated or permitted by this Agreement, the Company and the members of the Board of Directors shall grant such approvals and take such actions as are necessary so that the transactions contemplated or permitted by this Agreement and the Other Securities Purchase Agreements may be consummated, as promptly as practicable, on the terms contemplated by this Agreement and the other respective Transaction Documents, as the case may be, and otherwise act to eliminate or minimize the effects of any Takeover Law on any of the transactions contemplated or permitted by this Agreement and the Other Securities Purchase Agreements.

(a)   New Jersey Business Combination Statute; Article XIII of the Certificate of Incorporation.  The Board of Directors has duly adopted an irrevocable resolution as follows (the “Business Combination Exemption Resolution”):

“RESOLVED, that pursuant to Sections 14A:10A-1 through 10A-6 of the New Jersey Business Corporation Act (the “NJBCA”) and Article XIII of

the Certificate of Incorporation (“Article XIII”), the Board of Directors of the Corporation, for the specific purpose of establishing an irrevocable exemption from Sections 14A:10A-1 through 10A-6 of the NJBCA and Article XIII, hereby approves thereunder (i) the entering into, and all of the transactions relating to and contemplated or permitted by, the Securities Purchase Agreement, between the Corporation and the Investor, including, without limitation, (A) the assignment of any rights thereunder, (B) any person or entity becoming an “interested shareholder” as defined in each of Sections 14A:10A-1 through 10A-6 of the NJBCA and Article XIII including, without limitation, the Investor, any present or future affiliates or associates of the Investor, and any assignees of the foregoing (whether individually or in another capacity) (collectively, the “Covered Persons”) and (C) the transfer of any shares of common stock or other securities of the Corporation in accordance with the terms and conditions of the Securities Purchase Agreement, (ii) any transaction in which any Covered Person becomes an “interested shareholder” as defined in Sections 14A:10A-1 through 10A-6 of the NJBCA or Article XIII or acquires additional shares of common stock or other securities of the Corporation thereafter and (iii) any “business combination” as defined in Sections 14A:10A-1 through 10A-6 of the NJBCA or Article XIII involving any Covered Person, including, without limitation, the exercise of the rights afforded under Section 4.7 of the Securities Purchase Agreement.”

(b)   Business Combination Exemption.  The Company represents that the Business Combination Exemption Resolution adopted by the Company is a valid action of the Board of Directors of the Company, binding on the Company, and constitutes a valid and irrevocable exemption by the Company from Sections 14A:10A-1 through 10A-6 of the NJBCA and Article XIII of the Certificate of Incorporation as to any transaction, person or entity described in such resolution.

4.9   Additional Regulatory Matters.

(a)   The Company and the Investors agree to cooperate and use their reasonable best efforts to ensure that none of the Investors nor any of their Affiliates will be deemed to control the Company or otherwise be deemed a “bank holding company” for purposes of the BHC Act.

(b)   The Company shall not knowingly take any action that would reasonably be expected to pose a substantial risk that any Investor or any of its Affiliates would be deemed to control the Company or otherwise be deemed a “bank holding company” for purposes of the BHC Act, including undertaking any redemption, recapitalization, or repurchase of Common Stock, of securities or rights, options, or warrants to purchase Common Stock, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for Common Stock in each case, where the Investor is not given the right to participate in such redemption, recapitalization, or repurchase to the extent of the Investor’s pro rata proportion.

(c)   Notwithstanding anything in this Agreement to the contrary, in no event shall any Investor or any Affiliate, principal, shareholder, member, partner, director, officer, or employee of such Investor be required: (1) to become a “bank holding company” within the meaning of the BHC Act, a “savings and loan holding company” within the meaning of the

Home Owners’ Loan Act, or a similarly regulated entity under any similar or successor law; (2) to support or maintain the capital, liquidity, or financial condition of the Company or a Company Subsidiary (other than through the investment on the terms expressly stated herein); (3) to modify or limit its operations, investments, or commercial practices (other than with respect to relationships with the Company or the Company Subsidiaries); (4) to modify or limit its governance, ownership, legal structure, accounting, or compensation arrangements; (5) to become subject to or otherwise permit or accept any other condition, limitation, restriction, requirement, or restraint imposed by any bank regulatory authority on such Investor, the Company or any of their respective Affiliates in connection with the transactions contemplated herein that would, in the reasonable and good faith judgment of such Investor, materially and adversely affect the anticipated benefits or burdens of the transactions contemplated herein; (6) to propose, undertake, agree to or accept any of the items described in clauses (1) through (5) as a condition to receiving any regulatory or governmental approval, consent, waiver or non-objection (each of clauses (1) through (6), a “Burdensome Condition”).

4.10   Information Rights.  Each Investor will have the right to consult with management of the Company and the Company Bank and inspect, have access to and receive audited and unaudited financial statements, annual budgets and other financial, operations or general information, including advance notification of and consultation with respect to significant corporate actions, with respect to the Company or the Company Bank as and when such Investor shall reasonably request.

4.12   MFN Provision.  If the Company, in connection with the Other Private Placements, enters into an agreement that contains terms more favorable to any investor than the terms provided to the Investors under this Agreement, then the Company will modify or revise the terms of this Agreement in order for the transaction contemplated hereby to reflect any more favorable terms provided to any other investor in connection with the Other Private Placements.

4.13   Transfer Restrictions.

(a)   Except as otherwise permitted in this Agreement, each Investor agrees that he or she will not transfer, sell, assign or otherwise dispose of (“Transfer”) any Securities acquired pursuant to this Agreement, except that following the date that is eighteen months from the First Closing Date, such Investor may Transfer any or all of the Securities owned by the Investor from time to time, and the restrictions under this Section 4.12 shall be of no further force and effect.

(b)   Notwithstanding Section 4.12(a), each Investor shall be permitted to Transfer any portion or all of its Securities at any time under the following circumstances:

    (1)   Transfers (A) to any Affiliate of the Investor (including without limitation any Affiliated fund) or any person or entity under common control with the Investor’s ultimate parent or general partner, if any (any such transferee shall be included in the term “Investor”), (B) any limited partner, shareholder or member of the Investor or limited partner, shareholder or member of the Investor’s Affiliates, (C) to any partnership, corporation or limited liability company which is wholly-owned and controlled by such Investor and/or an Affiliate of such Investor, (D) to the estate of such Investor or from the estate of such Investor, (E) to any trust solely for the benefit of such Investor or an Affiliate of such Investor, and (F) in connection with any bona fide philanthropic gift or similar donation (each, a “Permitted Transferee”), but in each case other than subsection (F), only if the transferee agrees in writing for the benefit of the Company (with a copy thereof to be furnished to the Company) to be bound by the terms of this Agreement.

    (2)   Transfers pursuant to a merger, tender offer or exchange offer or other business combination, acquisition of assets or similar transaction or change of control involving the Company or any Company Subsidiaries; provided that such transaction has been approved by the Board of Directors.

    (3)   In the event that, as a result of (A) any share repurchases, recapitalizations, redemptions or similar actions by the Company not caused by the Investor or (B) any change in the amount of Securities held by the Investor resulting from adjustment or exchange provisions or other terms of the Securities, the Investor reasonably determines, based on the advice of legal counsel, that unless it disposes of all or a portion of its Securities, it or any of its Affiliates could reasonably be deemed to “control” the Company for purposes of the BHC Act, CIBCA or any rules or regulations promulgated thereunder (or any successor provision), then the Investor shall be permitted to Transfer the portion of the Securities reasonably necessary to avoid such control determination.

    (4)   Transfers upon the exercise of its rights described under “Tag-Along Rights” in Exhibit D, to the extent provided for in the Investor Agreement.

ARTICLE V
Termination

5.1   Termination.  This Agreement may be terminated prior to the First Closing:

(a)    by mutual written consent of the Investors and the Company;

(b)   by the Company, upon written notice to the Investors, in the event that the conditions of the First Closing set forth in Section 1.2(c)(2) are not satisfied on or before October 31, 2010; provided, however, that the right to terminate this Agreement pursuant to this Section 5.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(c)   by the Investors, upon written notice to the Company, in the event that the conditions of the First Closing set forth in Section 1.2(c)(1) are not satisfied on or before October 31, 2010; provided, however, that the right to terminate this Agreement pursuant to this Section 5.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(d)   by the Company or the Investors, upon written notice to the other, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable;

(e)   by the Investors, if the Investors or any of their Affiliates receives written notice from or is otherwise advised by a Governmental Entity that it will not grant (or intends to rescind or revoke if previously approved) any regulatory approval required to consummate the transactions contemplated hereby or receives written notice from such Governmental Entity that it will not grant such approval on the terms contemplated by this Agreement without imposing any Burdensome Condition, provided that, prior to terminating this Agreement, the Investors shall have used reasonable efforts to obtain such approval without the imposition of such Burdensome Condition;

(f)   by the Investors, if a “change in control” within the meaning of any Benefit Plan occurs on or after the date hereof but prior to the First Closing Date.

5.2   Effects of Termination.  In the event of any termination of this Agreement as provided in Section 5.1, this Agreement (other than Section 3.2, Section 4.5, this Section 5.2 and Article VI (other than Section 6.1) and all applicable defined terms, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for willful breach of this Agreement.

5.3    Second Closing Termination.  Notwithstanding anything to the contrary herein, in the event that the conditions of the Second Closing set forth in Section 1.2(d) are not satisfied on or before December 31, 2010 (the “Second Closing Termination Date”), the Investors or the Company shall have the right, upon written notice to the other, to terminate the parties’ obligations to consummate the Second Closing, in which event the Company shall have no obligation to the Investors to issue the Common Shares or Series B Preferred Shares to be issued at the Second Closing and the Investors shall have no obligation to the Company to pay the Second Purchase Price (a “Second Closing Termination”); provided, however, that the right to cause a Second Closing Termination pursuant to this Section 5.3 shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Second Closing to occur on or prior to the Second Closing Termination Date.  For the avoidance of doubt, a Second Closing Termination shall not result in the termination of this Agreement.

ARTICLE VI
Miscellaneous

6.1   Survival.  Each of the representations and warranties set forth in this Agreement shall survive the Closing under this Agreement but only for a period of 18 months following the Second Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period) and thereafter shall expire and have no further force and effect; provided that the representations and warranties in Section 2.2(c) shall survive indefinitely and the representations and warranties in Sections 2.2(i) shall survive until 90 days after the expiration of the applicable statutory periods of limitations.  Except as otherwise provided herein, all covenants and agreements contained herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative.

6.2   Amendment.  No amendment or waiver of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.

6.3    Waivers.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.  No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

6.4   Counterparts and Facsimile.  For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

6.5   Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  The parties hereto irrevocably and unconditionally agree that any suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the parties agree to submit to the jurisdiction of, and to venue in, such courts.

6.6   Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.7   Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered as follows:

(a)    If to the Investors:

Bernard A. Brown
2 Northwood Drive
Vineland, NJ 08360
Facsimile:   ____________

Sidney R. Brown
24 Holly Oak Drive
Voorhees, NJ 08043
Facsimile:   ____________

Ike Brown
5430 Palomar Lane
Dallas, TX 75229
Facsimile:   ____________

Jeffrey S. Brown
14 Dressage Court
Cherry Hill, NJ 08003
Facsimile:   ____________

Anne E. Koons
9 New London Court
Voorhees, NJ 08043
Facsimile:   ____________

The Four B’s
Interactive Logistics, LLC
National Distribution Centers, L.P.
National Freight, Inc.
71 West Park Avenue
Vineland, NJ 08360
Attention: Sidney R. Brown
Facsimile: (856) 794-4721

            each, with a copy to:

Cozen O’Connor
1900 Market Street
Philadelphia, PA 19103
Attn:   Michael J. Heller
Facsimile:   (215) 665-2013

(b)   If to the Company:

Sun Bancorp, Inc.
226 Landis Avenue
Vineland, New Jersey 08360
Attn:  Chief Executive Officer
Facsimile:  (856) 691-9187

with a copy to:

Malizia Spidi & Fisch, PC
1227 25th Street, N.W.
Suite 200 West
Washington, D.C. 20037
Attn:  John J. Spidi
Facsimile:  (202) 434-4661

6.8   Entire Agreement, Etc.  This Agreement (including the Exhibits, Schedules, and Disclosure Schedule hereto) and the other documents referred to herein constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof; the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and their permitted assigns.  For the avoidance of doubt, the Company agrees that the Investor may assign its rights and obligations under this Agreement, in whole or in part, to one or more Affiliates, parallel investment funds, co-investment funds or successor investment funds and that such assignees shall be included in the term “Investor”.

6.9   Other Definitions.  Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time.  All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.  When used herein:

    (1)   the term “subsidiary” means those corporations, banks, savings banks, associations and other persons of which such person owns or controls 25% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities as to each of which 25% or more of the outstanding equity securities is owned directly or indirectly by its parent or otherwise controlled by such parent and any entity that would be a “subsidiary” for purposes of the BHC Act; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity;

    (2)   the term “Affiliate” means, with respect to any person, (a) any person directly or indirectly controlling, controlled by or under common control with, such other person and (b) with respect to any Investor, any Family Member of such Investor.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise or for purposes of the BHC Act or the CBC Act.  For purposes of this definition, “Family Member” means any other Investor and any direct or indirect family member of any Investor, including the spouse, any child, grandchild, parent, grandparent, sibling, aunt, uncle, niece or nephew of such Investor;

    (3)   the word “or” is not exclusive;

    (4)   the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

    (5)   the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

    (6)   the words “it” or “its” are deemed to mean “him” or “her” and “his” or “her”, as applicable, when referring to an individual;

    (7)   “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or the State of New Jersey generally are authorized or required by law or other governmental actions to close;

    (8)   “person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act;

    (9)   “Beneficially Own,” “Beneficial Owner” and “Beneficial Ownership” are defined in Rules 13d-3 and 13d-5 of the Exchange Act; and

    (10)   “knowledge of the Company” or “Company’s knowledge” means the actual knowledge after due inquiry of the executive officers of the Company other than Bernard A. Brown and Sidney R. Brown.

6.10   Captions.  The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

6.11   Severability.  If any provision of this Agreement or the application thereof to any person (including the officers and directors of the Investor and the Company) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

6.12    No Third-Party Beneficiaries.  Nothing contained in this Agreement, expressed or implied, is intended to confer or shall confer upon any person other than the express parties hereto, any benefit right or remedies, except that the provisions of Sections 4.2, 4.3, 4.5, 4.6, 4.7 and 4.10 shall inure to the benefit of the persons referred to in those Sections, including any Holders, and except that the provisions of contained in Articles III and IV are intended to be for the benefit of and shall be enforceable by Ike Brown to the extent he is not a party hereto.  Subject to the foregoing, the representations and warranties set forth in Article II and the covenants set forth in Articles III and IV have been made solely for the benefit of the parties to this Agreement and (a) may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (b) have been qualified by reference to the Disclosure Schedule of each party, each of which contains certain disclosures that are not reflected in the text of this Agreement; and (c) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company.

6.13   Public Announcements.  Subject to each party’s disclosure obligations imposed by law or regulation, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement or the Other Securities Purchase Agreements, and no party hereto will make any such news release or public disclosure without first consulting with the other party hereto and receiving its consent (which shall not be unreasonably withheld, conditioned, or delayed), and each party shall coordinate with the other with respect to any such news release or public disclosure.

6.14   Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms.  It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

*  *  *

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

SUN BANCORP, INC.

By:	/s/ Thomas X. Geisel
	Name:	Thomas X. Geisel
	Title:	President & CEO

/s/ Bernard A. Brown
BERNARD A. BROWN

/s/ Sidney R. Brown
SIDNEY R. BROWN

/s/ Jeffrey S. Brown
JEFFREY S. BROWN

/s/ Anne E. Koons
ANNE E. KOONS

THE FOUR B'S

By:	/s/ Sidney R. Brown
	Name:	Sidney R. Brown
Title:

[Signature Page to Securities Purchase Agreement]

INTERACTIVE LOGISTICS, LLC

By:	/s/ Sidney R. Brown
	Name:	Sidney R. Brown
Title:

NATIONAL DISTRIBUTION CENTERS, L.P.
By:	Sidney R. Brown, its general partner

By:	/s/ Sidney R. Brown
	Name:	Sidney R. Brown
Title:

NATIONAL FREIGHT, INC.

By:	/s/ Sidney R. Brown
	Name:	Sidney R. Brown
Title:

VINELAND CONSTRUCTION CO.

By:	/s/ Bernard A. Brown
	Name:	Bernard A.. Brown
Title:

[Signature Page to Securities Purchase Agreement]

APPENDIX D

SECURITIES PURCHASE AGREEMENT

dated as of July 7, 2010

between

SUN BANCORP, INC.

and

Maycomb Holdings II, LLC

Maycomb Holdings III, LLC

Siguler Guff Distressed Opportunities Fund IV, LP

Siguler Guff Distressed Opportunities Fund IV (T), LP

		Page

ARTICLE I Purchase; Closings		2

1.1	Purchase	2
1.2	Closings	2
1.3	Second Closing Adjustments	7

ARTICLE II Representations and Warranties		9

2.1	Disclosure	9
2.2	Representations and Warranties of the Company	10
2.3	Representations and Warranties of the Investor	31

ARTICLE III Covenants		33

3.1	Filings; Other Actions	33
3.2	Expenses	35
3.3	Access, Information and Confidentiality	36
3.4	Conduct of the Business	36
3.5	Reasonable Efforts	37
3.6	Company Forbearances	37
3.7	Shareholder Litigation	39

ARTICLE IV Additonal Agreements		39

4.1	No Rights Agreement	39
4.2	Governance Matters	39
4.3	Legend	40
4.4	Certain Transactions	41
4.5	Indemnity	41
4.6	Registration Rights	44
4.7	Gross-Up Rights	56
4.8	Anti-Takeover Matters; Takeover Laws; No Rights Triggered	58
4.9	Additional Regulatory Matters	59
4.11	MFN Provision	60
4.12	Corporate Opportunities	60
4.13	Transfer Restrictions	61
4.14	Standstill	63

ARTICLE V Termination		63

5.1	Termination	62
5.2	Effects of Termination	63
5.3	Second Closing Termination	63

D-ii

ARTICLE VI Miscellaneous		63

6.1	Survival	63
6.2	Amendment	63
6.3	Waivers	63
6.4	Counterparts and Facsimile	64
6.5	Governing Law	64
6.6	Waiver of Jury Trial	64
6.7	Notices	64
6.8	Entire Agreement, Etc.	66
6.9	Other Definitions	66
6.10	Captions	67
6.11	Severability	67
6.12	No Third-Party Beneficiaries	68
6.13	Public Announcements	68
6.14	Specific Performance	68

D-iii

LIST OF EXHIBITS

Exhibit A:	Form of Series B Certificate
Exhibit B	Form of Opinion of Counsel
Exhibit C	Form of Officer’s Certificate from the Company
Exhibit D	Investor Term Sheet

D-iv

INDEX OF DEFINED TERMS

Affiliate	67	ERISA	23
Agency	29	ERISA Affiliate	23
Agreement	1	ERISA Plan	23
Annual Meeting	42	Exchange Act	16
Article XIII	60	Expense Reimbursement Deadline	36
Beneficial Owner	68	FDIC	12
Beneficial Ownership	68	First Closing	2
Beneficially Own	68	First Closing Approvals	4
Benefit Plan	23	First Closing Date	2
BHC Act	2	GAAP	15
Board Observer	41	Governmental Entity	3
Board of Directors	5	Hazardous Substance	26
Burdensome Condition	61	her	68
Business Combination	9	herein	68
Business Combination Exemption		hereof	68
Resolution	59	hereunder	68
business day	68	him	68
Bylaws	1	his	68
CBC Act	2	Holder	55
Certificate of Incorporation	1	Holders’ Counsel	56
Change in Control	8	include	68
Charter	1	included	68
Code	23	includes	68
Common Shares	1	including	68
Common Stock	1	Incumbent Directors	9
Company	1	Indemnified Party	43
Company 10-K	12	Indemnifying Party	43
Company Bank	39	Indemnitee	53
Company Financial Statements	15	Information	36
Company Preferred Stock	12	Initial Purchase Price	2
Company Reports	15	Initial Purchased Shares	2
Company Restricted Stock	12	Insurer	30
Company Significant Agreement	19	Intellectual Property	27
Company Stock Option	12	Investor	1
Company Stock Option Plans	12	Investor\Brown Agreement	5
Company Subsidiaries	11	IRS	17
Company Subsidiary	11	it	68
Company’s knowledge	68	IT Assets	27
control	68	its	68
controlled by	68	knowledge of the Company	68
Conversion Shares	3	Liens	11
Covered Persons	60	Loan Investor	30
De Minimis Claim	44	Loans	28
Disclosure Schedule	10	Losses	43, 45
Environmental Law	26	Material Adverse Effect	10

D-v

Meeting End Date	35	SEC	11
NASDAQ	4	Second Closing	2
New Jersey Secretary	1	Second Closing Date	3
New Security	57	Second Closing Termination	64
NJBCA	26, 60	Second Closing Termination Date	64
OCC Agreement	5	Second Purchase Price	3
Other Private Placements	1	Securities	1
Other Securities Purchase Agreements	1	Securities Act	16
Parent Corporation	9	Selling Expenses	57
Pending Underwritten Offering	57	Series B Certificate	1
Pension Plan	23	Series B Preferred Shares	1
Permitted Liens	17	Series B Preferred Stock	1
Permitted Transferee	62	Shareholder Approvals	14
person	68	Shareholder Litigation	39
Piggyback Registration	47	Shelf Registration Statement	46
Plan Asset Regulations	61	Special Registration	47
Pool	29	subsidiary	67
Pre-Closing Period	37	Surviving Corporation	9
Previously Disclosed	10	Takeover Law	26
Purchase Price	3	Tax	18
Register	56	Tax Return	18
registered	56	Taxes	18
Registrable Securities	56	Threshold Amount	44
registration	56	Transaction Documents	1
Registration Deadline	46	Transaction Expenses	36
Registration Expenses	56	Transfer	62
Regulatory Action	28	under common control with	68
Rule 144	56	Unlawful Gains	22
Rule 144A	56	VCOC	61
Rule 158	56	VCOC Investor	61
Rule 159A	56	Voting Agreement	1
Rule 405	56	Voting Debt	13
Rule 415	56	without limitation	68
Scheduled Black-out Period	57

D-vi

SECURITIES PURCHASE AGREEMENT, dated as of July 7, 2010 (this "Agreement"), between Sun Bancorp, Inc., a New Jersey corporation (the "Company"), and Maycomb Holdings II, LLC, Maycomb Holdings III, LLC, Siguler Guff Distressed Opportunities Fund IV, LP, and Siguler Guff Distressed Opportunities Fund IV (T), LP (collectively, the "Investors").

RECITALS:

A.   The Investment.  The Company intends to sell to the Investors, and the Investors severally intend to purchase from the Company, as an investment in the Company, the securities as described herein.  The securities to be purchased at the first closing are 720,500 shares of common stock, par value $1.00 per share, of the Company (the "Common Stock" or "Common Shares").  The securities to be purchased at the second closing, subject to adjustment as of the date of the second closing in accordance with the terms hereof, are 16,942 shares of Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series B, par value $1.00 per share, of the Company, having the terms set forth on Exhibit A (the "Series B Preferred Stock" or "Series B Preferred Shares").

B.   The Securities.  The term "Securities" refers collectively to (i) the shares of Common Stock and Series B Preferred Stock purchased under this Agreement and (ii) any securities (including shares of Common Stock) into which any of the foregoing are converted, exchanged or exercised in accordance with the terms thereof and this Agreement.  When issued, the Series B Preferred Stock will have the designations, relative rights, preferences and limitations set forth in the certificate of amendment, substantially in the form attached as Exhibit A (the "Series B Certificate"), made a part of the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), by filing the Series B Certificate with the Secretary of State of the State of New Jersey (the "New Jersey Secretary").

C.   Additional Private Placements.  Concurrently with the first closing and second closing hereunder, the Company has agreed to sell Common Shares and Preferred Shares, respectively, in private placements to the other investors listed in Section 1.2(a) of the Disclosure Schedule (the "Other Private Placements") under separate securities purchase agreements (the "Other Securities Purchase Agreements").

D.   Transaction Documents.  The term "Transaction Documents" refers to this Agreement, the Other Securities Purchase Agreements, the Series B Certificate and the Investor Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I

Purchase; Closings

1.1   Purchase.  On the terms and subject to the conditions set forth herein, the Investors will severally purchase from the Company, and the Company will issue and sell to the Investors, a number of shares of Common Stock and Series B Preferred Stock as set forth herein.

1.2   Closings.  The transactions contemplated hereby will occur over two closings.

(a)   First Closing.

    (1)   Subject to the satisfaction (or, where permissible, waiver) of the conditions to closing set forth in Section 1.2 (c), the first closing (the "First Closing") shall take place at a time and date as shall be agreed upon by the parties hereto, but in no event later than the third business day after the date of satisfaction or waiver of the last of the conditions specified in Section 1.2(c),  by delivery by facsimile of any documents required to be delivered pursuant to this Agreement to consummate the First Closing, to the offices of Malizia Spidi & Fisch, PC located at 1227 25th Street, N.W., Washington, D.C.  20037, or such other date or location as agreed by the parties in writing.  The date of the First Closing is referred to as the "First Closing Date."

    (2)    Subject to the satisfaction of the conditions described in Section 1.2(c), at the First Closing, the Company will deliver to each Investor one or more certificates bearing the appropriate legends herein provided for and free and clear of all Liens representing 720,500 shares of Common Stock (the "Initial Purchased Shares") against payment by each Investor of its pro rata share of the $2,882,000 (the "Initial Purchase Price") by wire transfer of immediately available United States funds to a bank account designated by the Company; provided, that if the Initial Purchased Shares would cause the Investors or their Affiliates to be deemed for purposes of the Bank Holding Company Act of 1956, as amended (the "BHC Act"), or the Change in Bank Control Act of 1978, as amended (the "CBC Act"), to own 10% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company, then the Investors shall severally purchase the highest number of shares of Common Stock at a purchase price of $4.00 per share (and the Initial Purchase Price shall be reduced accordingly) such that the Investors will not be deemed for purposes of the BHC Act or the CBC Act to own 10% or more of any class of voting securities of the Company or to otherwise control the Company.  Any determinations under the proviso of the immediately preceding sentence shall take into account the appropriate regulatory treatment of convertible securities.

(b)   Second Closing.

    (1)    Subject to the satisfaction (or, where permissible, waiver) of the conditions to closing set forth in Section 1.2(d), the second closing (the "Second

Closing") shall take place at a time and date as shall be agreed upon by the parties hereto, but in no event later than the tenth business day after the date of satisfaction or waiver of the last of the conditions specified in Section 1.2(d), by delivery by facsimile of any documents required to be delivered pursuant to this Agreement to consummate the First Closing, to the offices of Malizia Spidi & Fisch, PC located at 1227 25th Street, N.W., Washington, D.C.  20037, or such other date or location as agreed by the parties in writing.  The date of the Second Closing is referred to as the "Second Closing Date."

    (2)   Subject to the satisfaction of the conditions described in Section 1.2(d), at the Second Closing, the Company will deliver to the Investors one or more certificates bearing the appropriate legends herein provided for and free and clear of all Liens representing 16,942 shares of Series B Preferred Stock against payment by each Investor of its pro rata share of $16,942,000 (the "Second Purchase Price" and together with the Initial Purchase Price, the "Purchase Price") by wire transfer of immediately available United States funds to a bank account designated by the Company; provided that if the Common Shares issued at the First Closing and the shares of Common Stock issuable upon the conversion of the Series B Preferred Shares (the "Conversion Shares") would cause the Investors or their Affiliates to be deemed for purposes of the BHC Act to own 10% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company, then the number of Series B Preferred Shares to be purchased at the Second Closing shall be reduced to the highest number of Series B Preferred Shares at a purchase price per share of $1,000 (and the Second Purchase Price and the Purchase Price shall be reduced accordingly) such that the Investors will not be deemed for purposes of the BHC Act to own 10% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company.  Any determinations under the proviso of the immediately preceding sentence shall take into account the appropriate regulatory treatment of convertible securities.

(c)   Conditions to First Closing.

    (1)   The obligation of the Investors to consummate the First Closing is subject to the fulfillment prior to or contemporaneously with the First Closing of each of the following conditions:

    (i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the First Closing or shall prohibit or restrict the Investors or their Affiliates from owning, voting, or, subject to the receipt of the Shareholder Approvals (defined below), converting or exercising, any securities of the Company in accordance with the terms thereof and no lawsuit shall have been commenced by any court, administrative agency, or governmental or regulatory authority or instrumentality, whether federal, state, local or foreign, or any industry self-regulatory organization (each, a "Governmental Entity") or third party seeking to effect any of the foregoing;

    (ii)   the representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date hereof and as of the First Closing (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all respects as of such date);

    (iii)   the Company shall have performed all obligations required to be performed by it at or prior to or contemporaneously with the First Closing under this Agreement;

    (iv)   since the date hereof, there shall not have occurred any circumstance, event, change, development or effect that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect on the Company or the Company Bank;

     (v)   the Company shall receive gross proceeds from the sale of Common Shares pursuant to this Agreement and the Other Securities Purchase Agreements of an aggregate amount of $18,691,000 from the investors listed in Section 1.2(a) of the Disclosure Schedule, contemporaneously with the First Closing, and all of such proceeds, other than (A) amounts used to reimburse the Investors for their out-of-pocket fees and expenses pursuant to Section3.2 of this Agreement and (B) amounts to pay expenses of the Company related to the shareholders' meeting to be held in connection with the Shareholder Approvals and the transactions contemplated by the Transaction Documents shall be contributed as capital to the Company Bank;

    (vi)   the Company shall have reimbursed the Investors for an amount equal to $150,000 in respect of the out-of-pocket fees and expenses incurred by the Investors in connection with the transactions contemplated hereby;

    (vii)   counsel for the Company shall have delivered to the Investors their written opinion, dated the First Closing Date, in the form set forth in Exhibit B hereto, in form and substance satisfactory to the Investors;

    (viii)   the Company shall have delivered to the Investors a duly executed Officer's Certificate in the form set forth in Exhibit C hereto;

    (ix)   the Company shall have caused the shares of Common Stock issuable at the First Closing, as well as the Conversion Shares, to be approved for listing on the NASDAQ Global Select Market ("NASDAQ"), subject to official notice of issuance;

    (x)   the Company and the Investors shall have made or obtained any application, notice, filing, approval, consent, non-objection, or exemption as may be required to, from, or by any Governmental Entity in order to consummate the transactions contemplated by the Transaction Documents to be completed at the First Closing, including, without limitation, submission by the Investors of customary passivity commitments to the Federal Reserve and, to the extent requested by the Investors, the concurrence of Federal Reserve staff that neither the Investors nor their Affiliates will control the Company for purposes of the CBC Act or BHC Act or otherwise be required to become a bank holding company (collectively, the "First Closing Approvals");

    (xi)   the Investors shall have determined, in their reasonable good faith judgment, that consummation of the transactions contemplated by the Transaction Documents would not result in a Burdensome Condition;

    (xii)   no law, rule, regulation, policy, order, guideline or regulatory interpretation, other than the Dodd-Frank Wall Street Reform and Consumer Protection Act, shall have been enacted, issued, implemented or modified after the date hereof that would, in the reasonable and good faith judgment of the Investors, materially and adversely affect the anticipated benefits or burdens of the transactions contemplated herein;

    (xiii)   except as Previously Disclosed, no Regulatory Action shall have been threatened in writing or issued by any Governmental Entity with regulatory authority over the Company and its subsidiaries and neither the Company nor the Company Bank shall have entered into an agreement with respect to or otherwise consented to a Regulatory Action;

    (xiv)   except as Previously Disclosed, the Company Bank shall be in compliance with the Agreement by and between the Company Bank and the Office of the Comptroller of the Currency, dated April 15, 2010 (the "OCC Agreement"), in all material respects, and after giving effect to the investment to be made hereunder at the First Closing and the investments pursuant to the Other Securities Purchase Agreements, the Company Bank's regulatory capital ratios shall meet or exceed the requirements set forth in the OCC Agreement;

    (xv)   each of WLR SBI Acquisition Co, LLC, Bernard A. Brown, Sidney R. Brown, Ike Brown, Jeffrey S. Brown, Anne Koons and any of their respective Affiliates owning shares of the Company's capital stock shall have entered into an agreement with the Investor, substantially on the terms set forth on Exhibit D, in a form acceptable to the Investor; and

    (xvi)   at Closing, the Company will deliver a certificate of the Chief Executive Officer or the Chief Financial Officer certifying compliance with each of the above conditions and upon the request of the Investors shall provide sufficient detail that the Investors may verify compliance.

    (2)   The obligation of the Company to consummate the First Closing is subject to the fulfillment prior to or contemporaneously with the First Closing of each of the following conditions:

    (i)   the representations and warranties of the Investors set forth in Section 2.3 of this Agreement shall be true and correct in all respects as of the date hereof and as of the First Closing (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all respects as of such date);

    (ii)   the Company and the Investors shall have obtained the approvals and authorizations of, filings and registrations with, and notifications to, and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, required to consummate the First Closing;

    (iii)   each Investor shall have performed all obligations required to be performed by it at or prior to the First Closing under this Agreement; and

    (iv)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the First Closing and no lawsuit shall have been commenced by any Governmental Entity seeking to effect any of the foregoing.

(d)   Conditions to Second Closing.

    (1)   The obligation of the Investors to consummate the Second Closing is subject to the fulfillment prior to or contemporaneously with the Second Closing of each of the following conditions:

    (i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Second Closing or shall prohibit or restrict the Investors or their Affiliates from owning, voting, or, subject to the receipt of the Shareholder Approvals, converting or exercising, any securities of the Company in accordance with the terms thereof and no lawsuit shall have been commenced by any Governmental Entity or third party seeking to effect any of the foregoing;

    (ii)   the Company shall have performed all obligations required to be performed by it at or prior to or contemporaneously with the Second Closing under this Agreement;

    (iii)   the Series B Certificate shall have been filed with the New Jersey Secretary and shall be in full force and effect;

    (iv)   the Company and the Investors shall have made or obtained any application, notice, filing, approval, consent, non-objection, or exemption as may be required to, from, or by any Governmental Entity in order to consummate the transactions contemplated by the Transaction Documents to be completed at the Second Closing, including, without limitation, notice and non-objection of the Federal Reserve pursuant to the CBC Act and the concurrence of Federal Reserve staff that neither the Investors nor their Affiliates will control the Company for purposes of the BHC Act, the CBC Act or otherwise be required to become a bank holding company;

    (v)   the Investors shall have determined in their reasonable good faith judgment that consummation of the transactions contemplated by the Transaction Documents would not result in a Burdensome Condition;

    (vi)   no law, rule, regulation, policy, order, guideline or regulatory interpretation, other than the Dodd-Frank Wall Street Reform and Consumer Protection Act, shall have been enacted, issued, implemented or modified after the First Closing Date that would, in the reasonable and good faith judgment of the Investors, materially and adversely affect the anticipated benefits or burdens of the transactions contemplated herein;

    (vii)   the Company shall have reimbursed the Investors for all Transaction Expenses, subject to a maximum aggregate expense reimbursement to the Investors in respect of the Transaction Expenses (including any amounts paid at the First Closing and, if applicable, the Expense Reimbursement Deadline) of $450,000; and

    (viii)   the Company shall receive gross proceeds from the sale of Series B Preferred Shares pursuant to this Agreement and the Other Securities Purchase Agreements of an aggregate amount of $82,026,000 from the investors listed in Section 1.2(a)(1) of the Disclosure Schedule, contemporaneously with the Second Closing, and an amount of such proceeds necessary for the Company Bank to maintain a pro forma total risk based capital ratio of 12% shall be contributed as capital to the Company Bank.

    (2)   The obligation of the Company to consummate the Second Closing is subject to the fulfillment prior to or contemporaneously with the Second Closing of each of the following conditions:

    (i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Second Closing and no lawsuit shall have been commenced by any Governmental Entity seeking to effect any of the foregoing;

    (ii)   each Investor shall have performed all obligations required to be performed by it at or prior to or contemporaneously with the Second Closing under this Agreement; and

    (iii)   the Company and the Investors shall have obtained the approvals and authorizations of, filings and registrations with, and notifications to, and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, required to consummate the Second Closing.

1.3   Second Closing Adjustments.

(a)   In the event that, at or prior to the Second Closing, there occurs any transaction that would result in any adjustment or give rise to any right under Section 10 of the

Series B Certificate with respect to Series B Preferred Stock, if the Series B Certificate had been filed with the State of New Jersey and was in full force and effect, then at the Investors’ option, which may be exercised in the Investors’ sole discretion, the number of shares of Series B Preferred Stock to be issued to the Investors at the Second Closing under this Agreement shall be equitably adjusted and/or the shares of Series B Preferred Stock to be issued to the Investors at the Second Closing under this Agreement shall be equitably substituted with shares of other stock or securities or property (including cash), in each case, to provide the Investors with substantially the same economic benefit as the Investors would have had if the Series B Certificate had been filed with the State of New Jersey and were in full force and effect and the Investors had held Series B Preferred Stock at the time of the applicable transaction.  Notwithstanding anything in this Agreement to the contrary, in no event shall the Purchase Price or any component thereof be changed by the foregoing.

(b)   Notwithstanding anything in this Agreement to the contrary, the Company shall not directly or indirectly effect or cause to be effected any transaction with a third party that would reasonably be expected to result in a Change in Control unless such third party shall have provided prior assurance in writing to the Investors (in a form that is reasonably satisfactory to the Investors) that the terms of this Agreement, including this Section 1.3, shall be fully performed (i) by the Company or (ii) by such third party if it is the successor of the Company or if the Company is its direct or indirect subsidiary.  For the avoidance of doubt, it is understood and agreed that, in the event that a Change in Control occurs prior to the Second Closing, the Investors shall maintain the right under this Agreement to acquire, pursuant to the terms and conditions of this Agreement, the securities to be acquired at the Second Closing (or such shares of stock or other securities or property (including cash) into which such securities may have become exchangeable as a result of such Change in Control), as if the Second Closing had occurred immediately prior to such Change in Control.

    (1)   "Change in Control" means, with respect to the Company, the occurrence of any one of the following events:

    (i)   any person is or becomes a Beneficial Owner (other than the Investors and their Affiliates), directly or indirectly, of 50% or more of the aggregate number of the voting securities of the Company; provided, however, that the event described in this paragraph (i) will not be deemed a Change in Control by virtue of any holdings or acquisitions: (i) by the Company or any of the Company Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of the Company Subsidiaries; provided that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding voting securities of the Company, or (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities;

    (ii)   the event described in paragraph (i) above in this definition of "Change in Control" (substituting all references to 50% in such clause for "24.9%"), and in connection with such event, individuals who, on the date of this Agreement, constitute the Board of Directors (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors; provided that any person becoming a director subsequent to the date of this Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of paragraph (iii) below with respect to such Business Combination or this paragraph in the case of a contested election);

    (iii)   the consummation of a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company's shareholders (a "Business Combination");

    (iv)   the shareholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets; or

    (v)   the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in paragraphs (i) through (iv) of this definition.

ARTICLE II

Representations and Warranties
2.1   Disclosure.

(a)   On or prior to the date of this Agreement, the Company delivered to the Investors a schedule ("Disclosure Schedule") setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 2.2 or to one or more of its covenants contained in Article III; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in such schedule shall not be deemed an admission that such item represents a material exception or material fact, event, or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on the Company.

(b)   "Material Adverse Effect" means, with respect to the Investors, only clause (2) that follows, or, with respect to the Company, both clauses (1) and (2) that follow, any circumstance, event, change, development or effect that, individually or in the aggregate (1) is or would reasonably be expected to be material and adverse to the financial position, results of operations, business, assets or liabilities, management or condition (financial or otherwise) of the Company and the Company Subsidiaries taken as a whole, or (2) would or would reasonably be expected to materially impair the ability of either the Investors or the Company, respectively, to perform its respective obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the transactions contemplated by this Agreement; provided, however, that in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in generally accepted accounting principles or regulatory accounting principles generally applicable to banks, savings associations or their holding companies, (B) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Investors, (C) changes, after the date hereof, in the market price or trading volumes of the Common Stock or the Company's other securities (but not the underlying causes of such changes); (D) proposed changes or changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by Governmental Entities, (E) changes in general economic, monetary or financial conditions, including changes in prevailing interest rates, credit markets, secondary mortgage market conditions or housing price appreciation/depreciation trends, (F) the failure of the Company to meet any internal or public projections, forecasts, estimates or guidance (including guidance as to "earnings drivers") for any period ending on or after December 31, 2009 (but not the underlying causes of such failure), and (G) changes in global or national political conditions, including the outbreak or escalation of war or acts of terrorism; except, with respect to any one or more of clauses (A), (D), (E) and (G), to the extent that the effects of such changes have a disproportionate effect on the Company and the Company Subsidiaries, taken as a whole, relative to other banks, savings associations and their holding companies generally.

(c)   "Previously Disclosed" with regard to the Company (1) means information set forth on its Disclosure Schedule corresponding to the provision of this Agreement to which such information relates; provided that information which is reasonably apparent on its face that it relates to another provision of this Agreement, shall also be deemed to be Previously Disclosed with respect to such other provision and (2) includes information publicly disclosed by the Company in the Company Reports filed by it with or furnished to the U.S. Securities and Exchange Commission (the "SEC") on or after January 1, 2010, including amendments thereto filed prior to the date hereof, and publicly available prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading "Risk Factors," any disclosure of risks included in any "forward-looking statements" or any other disclaimers that are non-specific or statements that are predictive or forward-looking in nature, and any exhibits thereto and documents incorporated by reference therein).

2.2   Representations and Warranties of the Company.  Except as Previously Disclosed, the Company represents and warrants as of the date of this Agreement and as of the First Closing Date (except to the extent made only as of a specified date, in which case as of such date) to the Investors that:

(a)   Organization and Authority.  The Company is a corporation duly organized and validly existing under the laws of the State of New Jersey, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on the Company and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted.  The Company is duly registered as a bank holding company under the BHC Act.  The Company has furnished or made available to the Investors, prior to the date hereof, true, correct and complete copies of the Certificate of Incorporation and the Company's bylaws, in each case as amended through the date of this Agreement.

(b)   Company's Subsidiaries.  The Company has Previously Disclosed a true, complete and correct list of all of its subsidiaries as of the date of this Agreement (individually, a "Company Subsidiary" and, collectively, the "Company Subsidiaries").  All shares of the outstanding capital stock of each of the Company Subsidiaries are owned directly or indirectly by the Company.  No equity security of any Company Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, preemptive right, right to subscribe to, gross-up right, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such Company Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Company Subsidiary is bound to issue additional shares of its capital stock, or any option, warrant or right to purchase or acquire any additional shares of its capital stock.  All of the issued and outstanding shares of capital stock (or equivalent interests of entities other than corporations) of each of the Company Subsidiaries are duly authorized and validly issued, fully paid and, subject to 12 U.S.C. 55 (solely with respect to the Company Bank), nonassessable and are owned, directly or indirectly, by the Company free and clear of any lien, adverse right or claim, charge, option, pledge, covenant, title defect, security interest or other encumbrances of any kind ("Liens") with respect thereto. Neither the Company nor any of the Company Subsidiaries is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of any Company Subsidiary.  Each Company Subsidiary is an entity duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of organization, and has corporate or other appropriate organizational power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted, except as would not reasonably be expected to have a Material Adverse Effect on the Company.  Except in respect of the Company Subsidiaries, the Company does not own beneficially, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.  The Company Bank is duly organized and validly existing as a national bank and its deposit accounts are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by the Federal Deposit Insurance Act and the rules and regulations of the FDIC thereunder, and all premiums and assessments required to be paid in connection therewith have been paid when due.  The Company has furnished or made available to the Investors, prior to the date hereof, true, correct and complete copies of the articles of association and bylaws of the Company Bank as amended through the date of this Agreement.

(c)   Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $1.00 per share (the "Company Preferred Stock").  As of June 30, 2010, there were 23,482,136 shares of Common Stock outstanding and no shares of Company Preferred Stock outstanding.  From the date of this Agreement through the Second Closing Date, except pursuant to the Transaction Documents and the transactions contemplated hereby and thereby, the Company shall not have (i) issued or authorized the issuance of any shares of Common Stock or Company Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock (other than shares issued upon the exercise of Company Stock Options outstanding on the date of this Agreement and disclosed in the Company's Disclosure Schedule), (ii) reserved for issuance any shares of Common Stock or Company Preferred Stock or (iii) repurchased or redeemed, or authorized the repurchase or redemption of, any shares of Common Stock or Company Preferred Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock.  As of the date hereof, there are (i) outstanding stock options issued under the Company's 1997 Stock Option Plan, as amended and restated prior to the date hereof and as filed as exhibit 10.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 2009 (the "Company 10-K"), 2002 Stock Option Plan as filed as exhibit 10.3 to the Company 10-K, 2004 Stock-Based Incentive Plan, as amended and restated prior to the date hereof and as filed as exhibit 10.4 to the Company 10-K and other stock option plans from prior acquisitions for the Company (together, the "Company Stock Option Plans") to purchase an aggregate of 2,274,375 shares of the Common Stock (each, a "Company Stock Option"), (ii) an aggregate of 230,785 shares of restricted stock ("Company Restricted Stock") outstanding under the Company Stock Option Plans and (iii)  1,024,391 shares of the Common Stock reserved for issuance under the Company Stock Option Plans and the Employee Stock Purchase Plan and the Director Stock Purchase Plan.  Other than in respect of awards outstanding under or pursuant to the Company Stock Option Plans, no shares of Common Stock or Company Preferred Stock are reserved for issuance.  All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.  Each Company Stock Option (i) was granted in compliance with all applicable laws and all of the terms and conditions of the Company Stock Option Plans pursuant to which it was issued, (ii) has an exercise price per share of Common Stock equal to or greater than the fair market value of a share of Common Stock on the date of such grant and (iii) has a grant date on or after the date on which the Board of Directors or compensation committee of the Board of Directors actually awarded such Company Stock Option.  Neither the Company nor any of its officers, directors, or employees is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of the Company.  No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders of the Company may vote ("Voting Debt") are issued and outstanding.  Except as set forth elsewhere in this Section 2.2(c), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, repurchase rights, commitments, or agreements of any character calling for the purchase or issuance of, or securities or rights convertible into or exchangeable or exercisable for, any shares of Common Stock or Company Preferred Stock or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of capital stock of the Company (including any rights plan or agreement).  The Company has Previously Disclosed all shares of Company capital stock that have been purchased, redeemed or otherwise acquired, directly or indirectly, by the Company or any Company Subsidiary since December 31, 2009 and all dividends or other distributions that have been declared, set aside, made or paid to the shareholders of the Company since that date.

(d)   Authorization.

    (1)   The Company has the corporate power and authority to enter into and deliver this Agreement and the other Transaction Documents to which it is a party and, subject to obtaining the Shareholder Approvals (solely with respect to the conversion of the Series B Preferred Stock), to carry out its obligations hereunder and thereunder.  The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Company and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Securities in accordance with the terms of this Agreement and the increase in the authorized shares of the Company, have been duly authorized by the affirmative vote of at least a majority of the directors on the Board of Directors.  This Agreement and the Other Securities Purchase Agreements have been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Investors and the Other Securities Purchase Agreements by all investors party thereto, are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer or similar laws relating to or affecting creditors generally or by general equitable principles (whether applied in equity or at law).  No other corporate proceedings or approvals or authorizations by the Company of the Company shareholders are necessary for the execution and delivery by the Company of this Agreement and the other Transaction Documents to which it is a party, the performance by the Company of its obligations hereunder and thereunder or the consummation by the Company of the transactions contemplated hereby and thereby, except for the receipt of the Shareholder Approvals necessary to permit the conversion of the Series B Preferred Stock.  The only vote of the shareholders of the Company required to approve (i) the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 shares and (ii) the issuance of Common Shares and Conversion Shares for purposes of rule 5635 of NASDAQ's listing rules to the Investors and the investors participating in the Other Private Placements is a majority of the votes cast on such proposal (such shareholder approvals, the "Shareholder Approvals").  All shares of Common Stock owned by the shareholders party to the voting agreement, listed in Section 2.2(b) of the Disclosure Schedule, as of the date hereof are eligible to be voted at any meeting of the shareholders of the Company called to consider the Shareholder Approvals on the matters which are the subject of such meeting.  The Board of Directors has resolved that the transactions contemplated hereby and by the Other Securities Purchase Agreements are in the best interests of shareholders of the Company and has determined to unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown to the extent they are members of the Board of Directors) to the shareholders the approval of the actions with respect to the Shareholder Approvals.

    (2)   Neither the execution, delivery and performance by the Company of this Agreement or the other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by the Company with any of the provisions of any of the foregoing, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or result in the loss of any benefit or creation of any right on the part of any third party under, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien, upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of (A) its Certificate of Incorporation or bylaws (or similar governing documents) or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any ordinance, permit, concession, grant, franchise, law, statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of their respective properties or assets, except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches that are not material to the Company, individually or in the aggregate.

    (3)   Other than the securities or blue sky laws of the various states and the filings, notices, approvals or clearances required under federal or state banking laws, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents to which it is a party.

(e)   Knowledge as to Conditions.  Except as Previously Disclosed, as of the date of this Agreement, the Company knows of no reason relating to the Company or any Company Subsidiary why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents will not be obtained.

(f)   Financial Statements.  The Company has previously made available to the Investors copies of (i) the consolidated balance sheets of the Company as of December 31, 2009 and 2008 and related consolidated statements of income, shareholders' equity and cash flows for the three years ended December 31, 2009, together with the notes thereto, certified by Deloitte & Touche LLP and included in the Company 10-K, as filed with the SEC, and (ii) the unaudited consolidated balance sheets of the Company as of March 31, 2010 and related consolidated statements of income, shareholders' equity and cash flows for the period then ended, included in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2010 (collectively, the "Company Financial Statements").  The Company Financial Statements, and the financial statements to be filed by the Company with the SEC after the date of this Agreement, (1) have been or will be prepared from, and are or will be in accordance with, the books and records of the Company and the Company Subsidiaries, (2) complied or will comply, as of their respective date of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (3) have been or will be prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis and (4) present or will present fairly in all material respects the consolidated financial position of the Company and the Company Subsidiaries at the dates set forth therein and the consolidated results of operations, changes in shareholders' equity and cash flows of the Company and the Company Subsidiaries for the periods stated therein (subject to the absence of notes and year-end audit adjustments in the case of interim unaudited statements).

(g)   Reports.

    (1)   Since December 31, 2007, the Company and each Company Subsidiary have filed all reports, registrations, documents, filings, statements and submissions together with any required amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the "Company Reports") and have paid all fees and assessments due and payable in connection therewith.  As of their respective filing dates, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable Governmental Entities, as the case may be.  As of the date of this Agreement, except as set forth in Section 2.2(g) of the Disclosure Schedule, there are no outstanding comments from the SEC or any other Governmental Entity with respect to any Company Report.  The Company Reports, including the documents incorporated by reference in each of them, each contained all of the information required to be included in it and, when it was filed and as of the date of each such Company Report filed with or furnished to the SEC, such Company Report did not, as of its date or if amended prior to the date of this Agreement, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it not misleading and complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or any successor statute (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, or any successor statute (the "Exchange Act").  No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002.  There are no facts or circumstances that would prevent its chief executive officer and chief financial officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, when next due.

    (2)   The records, systems, controls, data and information of the Company and the Company Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the Company Subsidiaries or accountants (including all means of access thereto and therefrom).  The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company's outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.  The Company has no knowledge of any reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.  Since December 31, 2007, (i) neither the Company nor any Company Subsidiary nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Company Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of the Company Subsidiaries or any of their respective officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company or any of the Company Subsidiaries.

(h)   Properties and Leases.  Except for any Permitted Liens, the Company and each Company Subsidiary have good title free and clear of any Liens to all the real and personal property reflected in the Company's consolidated balance sheet as of December 31, 2009 included in the Company 10-K for the period then ended, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business.  For purposes of this Agreement, "Permitted Liens" means (i) Liens for taxes and other governmental charges and assessments arising in the ordinary course which are not yet due and payable, (ii) Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other like Liens arising in the ordinary course of business for sums not yet due and payable, and (iii) other Liens or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien or imperfection.  Except as would not be expected to have a Material Adverse Effect, all leases of real property and all other leases pursuant to which the Company or such Company Subsidiary, as lessee, leases real or personal property are valid and effective in accordance with their respective terms and there is not, under any such lease, any existing default by the Company or such Company Subsidiary or any event which, with notice or lapse of time or both, would constitute such a default.

(i)   Taxes.

    (1)   Each of the Company and the Company Subsidiaries has filed all federal, state, county, local and foreign material Tax Returns required to be filed by it and all such Tax Returns are accurate and complete in all material respects, and paid all material Taxes owed by it and no material Taxes owed by it or assessments received by it are delinquent.  The federal income Tax Returns of the Company and the Company Subsidiaries for the fiscal year ended December 31, 2006, and for all fiscal years prior thereto, are for the purposes of audit by the Internal Revenue Service (the "IRS") closed because of the expiration of the statutory period of limitations, and no claims for additional Taxes for such fiscal years are pending.  Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case that is still in effect, or has pending a request for any such extension or waiver.  Neither the Company nor any Company Subsidiary is a party to any pending action or proceeding, nor to the Company's knowledge, is any such action or proceeding threatened by any Governmental Entity, for the assessment or collection of Taxes, interest, penalties, assessments or deficiencies and no material deficiencies have been proposed by any federal, state, local or foreign taxing authority in connection with an audit or examination of the Tax Returns, business or properties of the Company or any Company Subsidiary which has not been settled, resolved and fully satisfied, or for which reserves adequate in accordance with GAAP have not been provided.  To the knowledge of the Company, each of the Company and the Company Subsidiaries has withheld and paid all Taxes that it is required to withhold from amounts owing to employees, creditors or other third parties.  Neither the Company nor any Company Subsidiary is a party to, is bound by or has any obligation under, any material Tax sharing or material Tax indemnity agreement or similar contract or arrangement other than any contract or agreement between or among the Company and any Company Subsidiary.  To the knowledge of the Company, neither the Company nor any Company Subsidiary has participated in any "reportable transaction" within the meaning of Treasury Regulations Section 1.6011-4, or any other transaction requiring disclosure under analogous provisions of state, local or foreign law.  Neither the Company nor any Company Subsidiary has liability for the Taxes of any person other than the Company or any Company Subsidiary under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law).  Neither the Company nor any Company Subsidiary has been a "distributing corporation" or a "controlled corporation" in any distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.  The Company has not been a United States real property holding corporation within the meaning of Section 897 of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.  Neither the Company nor any of the Company Subsidiaries has undergone an “ownership change” within the meaning of Code Section 382(g), and, after giving effect to the transactions contemplated by both the First Closing and the Second Closing, the Company shall not have undergone an “ownership change” within the meaning of Code Section 382(g).  For the purpose of this Agreement, the term "Tax" (including, with correlative meaning, the term

"Taxes") shall mean any and all domestic or foreign, federal, state, local or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers' compensation or net worth, and taxes in the nature of excise, withholding, ad valorem or value added or similar taxes, and the term "Tax Return" means any return, report, information return or other document (including any related or supporting information, and attachments and exhibits) required to be filed with respect to Taxes, including, without limitation, all information returns relating to Taxes of third parties, any claims for refunds of Taxes and any amendment or supplements to any of the foregoing.

(j)   Absence of Certain Changes.  Since December 31, 2009, the Company has not, and no Company Subsidiary has, made or declared any distribution or dividend in cash or in kind to its shareholders or issued or repurchased any shares of its capital stock or other equity interests.  Since December 31, 2009, the business and operations of the Company and the Company Subsidiaries have been conducted in the ordinary course of business consistent with past practice, and there has not been:

    (1)   any circumstance, event, change, development or effect which, individually or in the aggregate with other circumstances, events, changes, developments or effects, has had or is reasonably likely to have a Material Adverse Effect on the Company;

    (2)   any material damage, destruction, or other casualty loss with respect to any material asset or property owned, leased, or otherwise used by the Company or any Company Subsidiary, whether or not covered by insurance; or

    (3)   any change in any method of accounting or accounting policies by the Company or any Company Subsidiary.

(k)   Commitments and Contracts.  The Company has Previously Disclosed or provided to the Investors or their representatives, including through the electronic data room, prior to the date hereof, true, correct, and complete copies of each of the following to which the Company or any Company Subsidiary is a party or subject (whether written or oral, express or implied) (each, a "Company Significant Agreement"):

    (1)   any labor contract or agreement with any labor union;

    (2)   any contract or agreement which grants any person a right of first refusal, right of first offer or similar right with respect to any material properties, assets or businesses of the Company or the Company Subsidiaries;

    (3)   any contract containing covenants that limit the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or which involve any restriction of the geographical area in which, or method by which or with whom, the Company or any Company Subsidiary may carry on its business

(other than as may be required by law or applicable regulatory authorities); and any contract that could require the disposition of any material assets or line of business of the Company or any Company Subsidiary;

    (4)   any joint venture, partnership, strategic alliance, or other similar contract (including any franchising agreement, but in any event, excluding introducing broker agreements); and any contract relating to the acquisition or disposition of any material business or material assets (whether by merger, sale of stock or assets, or otherwise), which acquisition or disposition is not yet complete or where such contract contains continuing material obligations or contains continuing indemnity obligations of the Company or any of the Company Subsidiaries;

    (5)   any real property lease and any other lease with annual rental payments aggregating $1,000,000 or more;

    (6)   other than with respect to loans, any contract providing for, or reasonably likely to result in, the receipt or expenditure of more than $3,000,000 on an annual basis, including the payment or receipt of royalties or other amounts calculated based upon revenues or income;

    (7)   any contract or arrangement under which the Company or any of the Company Subsidiaries is licensed or otherwise permitted by a third party to use any Intellectual Property that is material to its business (except for any "shrinkwrap" or "click through" license agreements or other agreements for software that is generally available to the public and has not been customized for the Company or the Company Subsidiaries) or under which a third party is licensed or otherwise permitted to use any Intellectual Property owned by the Company or any of the Company Subsidiaries;

    (8)   any contract that by its terms limits the payment of dividends or other distributions by the Company or any Company Subsidiary;

    (9)   any standstill or similar agreement pursuant to which the Company or any Company Subsidiary has agreed not to acquire assets or securities of another person;

    (10)   any contract that would prevent, delay or impede the Company's ability to consummate the transactions contemplated by this Agreement and the Other Securities Purchase Agreements;

    (11)   any contract providing for indemnification by the Company or any Company Subsidiary of any person, except for immaterial contracts entered into in the ordinary course of business consistent with past practice;

    (12)   other than contracts relating to the ordinary course management of credit extensions and contracts relating to Other Real Estate Owned, any contract that contains a put, call, or similar right pursuant to which the Company or any Company Subsidiary could be required to purchase or sell, as applicable, any equity interests or assets that have a fair market value or purchase price of more than $250,000;

    (13)   any material employment contract or understanding (including any understandings or obligations with respect to severance or termination pay, liabilities or fringe benefits) with any present or former director, officer, employee or consultant;

    (14)   any material plan, contract or understanding providing for any bonus, pension, option, deferred compensation, retirement payment, profit sharing or similar arrangement with respect to any present or former director, officer, employee or consultant;

    (15)   any contract with any Governmental Entity that imposes any material obligation or restriction on the Company or the Company Subsidiaries;

    (16)   any contract relating to indebtedness of the Company for borrowed money, letters of credit, capital lease obligations, obligations secured by a Lien or interest rate or currency hedging agreements (including guarantees in respect of any of the foregoing, but in any event excluding trade payables, federal funds purchased, Federal Home Loan Bank advances, securities transactions and brokerage agreements arising in the ordinary course of business consistent with past practice, intercompany indebtedness and immaterial leases for office equipment) in excess of $1,000,000, except for those issued in the ordinary course of business; and

    (17)   any other contract or agreement which is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K.

Each of the Company Significant Agreements is valid and binding on the Company and the Company Subsidiaries, as applicable, and in full force and effect.  The Company and each of the Company Subsidiaries, as applicable, are in compliance in all material respects with and have performed in all material respects all obligations required to be performed by them to date under each Company Significant Agreement.  Neither the Company nor any of the Company Subsidiaries knows of, or has received notice of, any violation or default (or any condition which with the passage of time or the giving of notice would cause such a violation of or a default) by any party under any Company Significant Agreement.  Consummation of the transactions contemplated by this Agreement will not place the Company or any of the Company Subsidiaries in breach or default of any Company Significant Agreement, or trigger any modification, termination or acceleration thereunder.  Other than as contemplated by the Other Securities Purchase Agreements, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions between the Company or any Company Subsidiaries, on the one hand, and the Company, any current or former director or executive officer of the Company or any Company Subsidiaries or any person who Beneficially Owns 5% or more of the Common Shares (or any of such person's immediate family members or Affiliates) (other than Company Subsidiaries), on the other hand.

(l)   Offering of Securities.  Neither the Company nor any person acting on its behalf has taken any action (including, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Securities to be issued pursuant to this Agreement or any other Transaction Document under the Securities Act and the rules and regulations of the SEC promulgated thereunder) which would subject the offering, issuance, or sale of any of such Securities to be issued to the registration requirements of the Securities Act.

(m)   Litigation and Other Proceedings; No Undisclosed Liabilities.

    (1)   There is no pending or, to the knowledge of the Company, threatened, claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding against the Company or any Company Subsidiary that (A) involves a claim that is or that could be, if adversely determined, for damages in excess of $100,000, or (B) individually or in the aggregate, has prevented or materially impaired, or would reasonably be expected to prevent or materially impair, the ability of the Company to consummate the transactions contemplated hereby. Neither the Company nor any Company Subsidiary is subject to any injunction, order, judgment or decree, nor are there any proceedings with respect to the foregoing pending, or to the knowledge of the Company, threatened.

    (2)    Neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent, or otherwise) which are not appropriately reflected or reserved against in the financial statements described in Section 2.2(f) to the extent required to be so reflected or reserved against in accordance with GAAP, except for liabilities that have arisen since March 31, 2010 in the ordinary course of business consistent with past practice or pursuant to this Agreement.

(n)   Compliance with Laws.  Except as Previously Disclosed, the Company and each Company Subsidiary:

    (1)   is in compliance in all material respects with all, and the condition and use of its properties does not violate or infringe in any material respect any, applicable federal, state, local, or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees applicable thereto or to employees conducting its business, including under (A) the laws and regulations implementing the Troubled Asset Relief Program, (B) the Sarbanes-Oxley Act of 2002, (C) the Equal Credit Opportunity Act, the Fair Housing Act, and other fair lending and anti-discrimination laws, (D) the Community Reinvestment Act, (E) the Home Mortgage Disclosure Act, (F) anti-money laundering, customer identification, know-your-customer and similar requirements, and (G) sanctions regimes implemented by the Office of Foreign Assets Control or any other Governmental Entity;

    (2)   has all material permits, licenses, franchises, authorizations, orders, and approvals of, and has made all filings, applications, and registrations with, Governmental Entities that are required in order to permit it to own or lease its properties and assets and to carry on its business as presently conducted and that are material to the business of the Company or such Company Subsidiary; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect,  and all such filings, applications and registrations are current, and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened;

    (3)   to the knowledge of the Company, is not under investigation with respect to, nor has been threatened by any Governmental Entity to be charged with or given notice of any material violation of, all applicable federal, state, local, or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees; and

    (4)   has not, since January 1, 2007, nor has any other person on behalf of the Company or any Company Subsidiary that qualifies as a "financial institution" under the U.S. Anti-Money Laundering laws, knowingly acted, by itself or in conjunction with another, in any act in connection with the concealment of any currency, securities or other proprietary interest that is the result of a felony as defined in the U.S. Anti-Money Laundering laws ("Unlawful Gains"), nor knowingly accepted, transported, stored, dealt in or brokered any sale, purchase or any transaction of other nature for Unlawful Gains.

(o)   Labor.  Employees of the Company and the Company Subsidiaries are not and have never been represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees.  No labor organization or group of employees of the Company or any Company Subsidiary has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company's knowledge, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority, nor have there been in the last three years.  There are no organizing activities, strikes, work stoppages, slowdowns, lockouts, arbitrations or grievances, or other labor disputes pending or, to the knowledge of the Company, threatened against or involving the Company or any Company Subsidiary, nor have there been in the last three years.  Each of the Company and the Company Subsidiaries are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours.

(p)   Company Benefit Plans.

    (1)   "Benefit Plan" means all employment agreements, employee benefit and compensation plans, programs, agreements, contracts, policies, practices, or other arrangements providing compensation or benefits to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary or any beneficiary or dependent thereof that is sponsored or maintained by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary contributes or is obligated to contribute or is party, whether or not written, including without limitation any "employee welfare benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, stock purchase, stock appreciation right, stock option or equity award, equity-based severance, employment, change of control, consulting or fringe benefit plan, program, agreement or policy.  Each Benefit Plan is listed on Section 2.2(p)(1) of the Company's Disclosure Schedule.  True and complete copies of all Benefit Plans or descriptions thereof are listed on Section 2.2(p)(1) of the Company's Disclosure Schedule or have been made available to the Investors prior to the date hereof, including through the electronic data room. or have been filed with a Company Report.

    (2)   With respect to each Benefit Plan, (A) the Company and the Company Subsidiaries have complied in all material respects, and are now in material compliance with the applicable provisions of ERISA, and the Internal Revenue Code of 1986, as amended (the "Code") and all other laws and regulations applicable to such Benefit Plan and (B) each Benefit Plan has been administered in all material respects in accordance with its terms.  None of the Company or the Company Subsidiaries nor any of their respective ERISA Affiliates has incurred any withdrawal liability as a result of a complete or partial withdrawal from a multiemployer plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full.  "ERISA Affiliate" means any entity, trade or business, whether or not incorporated, which together with the Company and the Company Subsidiaries, would be deemed a "single employer" within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

    (3)   Each Benefit Plan which is subject to ERISA (an "ERISA Plan") that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("Pension Plan") and that is intended to be qualified under Section 401(a) of the Code is so qualified, has received a favorable determination letter from the IRS and nothing has occurred, whether by action or failure to act, that could likely result in revocation of any such favorable determination or opinion letter or the loss of the qualification of such Benefit Plan under Section 401(a) of the Code.  Neither the Company nor any Company Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Company Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.  Neither the Company nor any Company Subsidiary has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA.

    (4)   Neither the Company, any Company Subsidiary nor any ERISA Affiliate (x) sponsors, maintains or contributes to or has within the past six years sponsored, maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) sponsors, maintains or has any liability with respect to or an obligation to contribute to or has within the past six years sponsored, maintained, had any liability with respect to, or had an obligation to contribute to a "multiemployer plan" within the meaning of Section 3(37) of ERISA.

    (5)   None of the execution and delivery of this Agreement, the issuance of Common Stock, nor the Shareholder Approvals or consummation of the transactions contemplated hereby or by the Other Securities Purchase Agreements, will, whether alone or in connection with another event, (i) constitute a "change in control" or "change of control" within the meaning of any Benefit Plan or result in any material payment or benefit (including without limitation severance, unemployment compensation, "excess parachute payment" (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary from the Company or any Company Subsidiary under any Benefit Plan or any other agreement with any employee, including, for the avoidance of doubt, any employment or change in control agreements, (ii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) or Section 280G of the Code, (iii) materially increase any compensation or benefits otherwise payable under any Benefit Plan, (iv) result in any acceleration of the time of payment or vesting of any such benefits, including, for the avoidance of doubt, the Company Stock Option Plans, (v) require the funding or increase in the funding of any such benefits, or (vi) result in any limitation on the right of the Company or any Company Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

    (6)   As of the date hereof, there is no pending or, to the knowledge of the Company, threatened, litigation relating to the Benefit Plans.  Neither the Company nor any Company Subsidiary has any obligations for retiree health and life benefits under any ERISA Plan or collective bargaining agreement, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to the Company and the Company Subsidiaries.

    (7)   There are no pending or, to the knowledge of the Company, threatened claims, lawsuits or arbitrations which have been asserted or instituted against (i) the Benefit Plans, (ii) any fiduciaries thereof with respect to their duties to the Benefit Plans, or (iii) the assets of any of the trusts under any of the Benefit Plans.

(q)   Status of Securities.  Upon receipt of the Shareholder Approvals (other than with respect to the Initial Purchased Shares and the Series B Preferred Shares to be issued at the Second Closing, for which Shareholder Approvals are not required), the Securities to be issued pursuant to this Agreement and the Other Securities Purchase Agreements shall have been duly authorized by all necessary corporate action of the Company.  When issued and sold against receipt of the consideration therefor as provided in this Agreement and the Other Securities Purchase Agreements, such Securities will be validly issued, fully paid and nonassessable, and will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other shareholder of the Company, nor will such issuance result in the violation or triggering of any price-based antidilution adjustments under any agreement to which the Company or any Company Subsidiary is a party.

(r)   Investment Company.  Neither the Company nor any of the Company Subsidiaries is an "investment company" as defined under the Investment Company Act of 1940,

as amended, and neither the Company nor any of the Company Subsidiaries sponsors any person that is such an investment company.

(s)   Risk Management; Derivatives.

    (1)   The Company and the Company Subsidiaries have in place risk management policies and procedures sufficient in scope and operation to protect against risks of the type and in amounts expected to be incurred by persons of similar size and in similar lines of business as the Company and the Company Subsidiaries.

    (2)   All derivative instruments, including swaps, caps, floors and option agreements, whether entered into for the Company's own account, or for the account of one or more of the Company Subsidiaries or their customers, were entered into (i) only for purposes of mitigating identified risk and in the ordinary course of business, (ii) in accordance with prudent practices and in material compliance with all applicable laws, rules, regulations and regulatory policies, and (iii) with counterparties believed by the Company to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms.  Neither the Company nor the Company Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement.

(t)   Foreign Corrupt Practices and International Trade Sanctions.  Neither the Company nor any Company Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement, (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person will pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision, (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts, (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations, or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

(u)   Environmental Liability.  Except as has not had and would not reasonably be expected to have a Material Adverse Effect on the Company, the Company and each Company Subsidiary: (i) are in compliance with all applicable Environmental Laws; (ii) have not owned or operated any property that has been contaminated with any Hazardous Substance that could be expected to result in liability for the Company or any Company Subsidiary pursuant to any Environmental Law; (iii) are not liable for Hazardous Substance disposal or contamination on any third party property; (iv) have not received any notice, demand, letter, claim or request for information in the preceding three years indicating that it may be in violation of or subject to liability under any Environmental Law; (v) are not subject to any order, decree, injunction or agreement with any Governmental Entity or any indemnity or other agreement with any third party relating to liability under any Environmental Law; (vi) to the Company's knowledge are not subject to any circumstances or conditions that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use, or transfer of any property in connection with any Environmental Law; (vii) have not participated in the management of any borrower or other third party property, or taken any other actions such that they are reasonably likely to be deemed an owner or operator of such property for purposes of any Environmental Law and (viii) have made available to the Investors copies of all environmental reports, studies, assessments, and memoranda in its possession relating to the Company or the Company Subsidiaries or any of their current or former properties or operations. For purposes of this Agreement, "Environmental Law" means any law, regulation, order, decree, common law or agency requirement relating to the protection of the environment or human health and safety and "Hazardous Substance" means any substance that is regulated pursuant to any Environmental Law including any waste, petroleum products, asbestos, mold and lead products.

(v)   Anti-Takeover Provisions.  The Company and the Board of Directors has taken all actions necessary to ensure that the transactions contemplated by the Transaction Documents, individually or taken as a whole (including the investment hereunder), are not subject to the provisions of Sections 14A:10A−1 through 10A−6 of the New Jersey Business Corporation Act (the "NJBCA") (including, but not limited to, the approval of such transactions by the Board of Directors and/or shareholders as contemplated by Section 14A:10A−4 of the NJBCA and Article XIII of the Certificate of Incorporation) or Article XIII of the Certificate of Incorporation and any other similar provisions of an anti-takeover nature contained in its organizational documents or the provisions of any federal or state "anti-takeover", "fair price", "moratorium", "control share", "supermajority", "affiliate transaction", or "business combination" law, including any provisions of the NJBCA (each, a "Takeover Law").  In the case that any such transactions are subject to such provisions or laws, the Board of Directors has taken and shall take all necessary action to ensure that such transactions shall be deemed to be exceptions to such provisions or laws, including, but not limited to, the approval of such transactions as contemplated under Section 14A:10A−4 of the NJBCA.

(w)   Intellectual Property.  (i) The Company and the Company Subsidiaries own (free and clear of any Liens) or have a valid license to use all Intellectual Property used in or necessary to carry on their business as currently conducted, and (ii) such Intellectual Property referenced in clause (i) above is valid, subsisting and enforceable, and is not subject to any outstanding order, judgment, decree or agreement adversely affecting the Company's or the Company Subsidiaries' use of, or rights to, such Intellectual Property.  The Company and the Company Subsidiaries have sufficient rights to use all Intellectual Property used in their business as presently conducted, all of which rights shall survive unchanged the consummation of the transactions contemplated by this Agreement.  Neither the Company nor any Company Subsidiary has received any notice of infringement or misappropriation of, or any conflict with, the rights of others with respect to any Intellectual Property, and no reasonable basis exists for any such claim.  To the Company's knowledge, no third party has infringed, misappropriated or otherwise violated the Intellectual Property rights of the Company or the Company Subsidiaries.  There is no litigation, opposition, cancellation, proceeding, objection or claim pending, asserted, or, to the Company's knowledge, threatened against the Company or any Company Subsidiary concerning the ownership, validity, registerability, enforceability, infringement or use of, or licensed right to use, and Intellectual Property.  To the knowledge of the Company, none of  the Company or any of the Company Subsidiaries is using or enforcing any  Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries in a manner that would be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property.  The Company and each of the Company Subsidiaries has taken all reasonable measures to protect the Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries.  The computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology equipment, and all associated documentation used in the business of the Company and the Company Subsidiaries (the "IT Assets") operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required in connection with the business.  To the knowledge of the Company, no person has gained unauthorized access to the IT Assets.  The Company and the Company Subsidiaries have implemented reasonable backup and disaster recovery technology consistent with industry practices.  The Company and the Company Subsidiaries take reasonable measures, directly or indirectly, to ensure the confidentiality, privacy and security of customer, employee and other confidential information.  The Company and the Company Subsidiaries have complied with all internet domain name registration and other requirements of internet domain registrars concerning internet domain names that are used in the business.

"Intellectual Property" shall mean trademarks, service marks, brand names, domain names, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; nonpublic information, know-how, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not, in any jurisdiction; and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; and any similar intellectual property or proprietary rights.

(x)   Brokers and Finders.  Except for Lazard Middle Market LLC and Keefe, Bruyette & Woods, Inc., the fees of which have been Previously Disclosed, neither the Company nor any Company Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for the Company or any Company Subsidiary in connection with the Transaction Documents or the transactions contemplated hereby and thereby.

(y)   Regulatory Action.  Except as Previously Disclosed, (1) neither the Company nor any Company Subsidiary is the subject of any cease-and-desist order, operating agreement, written agreement, consent decree, memorandum of understanding, commitment letter, order, directive, extraordinary supervisory letter, required board of directors resolution or similar action taken, issued or required by any Governmental Entity (each, a "Regulatory Action"); (2) neither the Company nor any Company Subsidiary has, since December 31, 2007, been advised by any Governmental Entity that it is considering a Regulatory Action; and (3) the Company and each Company Subsidiary is in compliance in all material respects with any Regulatory Action.

(z)   Loan Portfolio.

    (1)   The aggregate book value of the Company's non-performing assets as of March 31, 2010 was $86,100,000.

    (2)   Each loan, loan agreement, note or borrowing arrangement (including leases, credit enhancements, commitments, guarantees and interest-bearing assets) (collectively, "Loans") of the Company or any of the Company Subsidiaries in original principal amount in excess of $10,000 (i) is evidenced by notes, agreements or other evidences of indebtedness that are true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid Liens which have been perfected and (iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

    (3)   Except as set forth in Section 2.2(z) of the Disclosure Schedule, none of the agreements pursuant to which the Company or any of the Company Subsidiaries has sold Loans or pools of Loans or participations in Loans or pools of Loans contains any obligation to repurchase such Loans or interests therein.

    (4)   The Company and each Company Subsidiary has complied in all material respects with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Company or any Company Subsidiary satisfied in all material respects, (A) the Company's and the Company Bank's underwriting standards (and, in the case of Loans held for resale to investors, the underwriting standards, if any, of the applicable investors); (B) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (C) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company or any Company Subsidiary and any Agency, Loan Investor or Insurer, (D) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (E) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

    (5)   Since December 31, 2007, no Agency, Loan Investor or Insurer has (A) claimed in writing that the Company or any Company Subsidiary has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company or any Company Subsidiary to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) imposed in writing restrictions on the activities (including commitment authority) of the Company or any Company Subsidiary or (C) indicated in writing to the Company or any Company Subsidiary that it has terminated or intends to terminate its relationship with the Company or any Company Subsidiary for poor performance, poor loan quality or concern with respect to the Company's or any Company Subsidiary's compliance with laws.

    (6)   To the knowledge of the Company, each Loan included in a pool of Loans originated, acquired or serviced by the Company or any of the Company Subsidiaries (a "Pool") meets all eligibility requirements (including all applicable requirements for obtaining mortgage insurance certificates and loan guaranty certificates) for inclusion in such Pool. All such Pools have been finally certified or, if required, recertified in accordance with all applicable laws, rules and regulations, except where the time for certification or recertification has not yet expired.  To the knowledge of the Company, no Pools have been improperly certified, and no Loan has been bought out of a Pool without all required approvals of the applicable investors.

    (7)   For purposes of this Section 2.2(z):

    (i)   "Agency" shall mean the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company or any Company Subsidiary or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including, without limitation, state and local housing finance authorities;

    (ii)   "Loan Investor" shall mean any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company or any Company Subsidiary or a security backed by or representing an interest in any such mortgage loan; and

    (iii)   "Insurer" shall mean a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company or any Company Subsidiary, including the Federal Housing Administration, the United States Department of Veterans' Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

(aa)   Insurance.

    (1)   The Company and the Company Subsidiaries are, and will remain following consummation of the transactions contemplated by the Transaction Documents, insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and that are of the type customary in the businesses and location in which the Company and the Company Subsidiaries are engaged.  The Company and the Company Subsidiaries have not been refused any insurance coverage sought or applied for, and the Company and the Company Subsidiaries do not have any reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect on the Company.

    (2)   The Company (i) maintains directors' and officers' liability insurance and fiduciary liability insurance with financially sound and reputable insurance companies with benefits and levels of coverage that have been made available to the Investors, (ii) has timely paid all premiums on such policies and (iii) there has been no lapse in coverage during the term of such policies.

(bb)   Board of Directors.  The Company does not have, and the Board of Directors have not adopted, any policies, directives or resolutions, or any amendments to the Company's by-laws or certificate of incorporation not Previously Disclosed, with respect to qualification or other requirements for serving as a director on the Board of Directors of the Company or any Company Subsidiary.

(cc)   Other Private Placements.  Concurrently with the execution and delivery of this Agreement, the Company has agreed to sell Common Shares in the Other Private Placements on the same economic and financial terms and conditions set forth in this Agreement, with the closing of such Other Private Placements to occur simultaneously with the First Closing.  The Company has provided true, correct and complete copies of the Other Securities Purchase Agreements to the Investors.  Except for the Other Securities Purchase Agreements, the Company is not a party to any agreements, understandings, arrangements or commitments with the counterparties to the Other Securities Purchase Agreements or their Affiliates. Except for the Transaction Documents, there are no agreements or other understandings between the Company and any investor party to any Other Securities Purchase Agreement with respect to any Other Private Placement or otherwise.

(dd)   Related Party Transactions.

    (1)   Except as set forth in Section 2.2(dd) of the Disclosure Schedule or as part of the normal and customary terms of an individual's employment or service as a director, none of the Company or any of the Company Subsidiaries is party to any extension of credit (as debtor, creditor, guarantor or otherwise), contract for goods or services, lease or other agreement with any (A) affiliate, (B) insider or related interest of an insider, (C) shareholder owning 5% or more of the outstanding Common Stock or related interest of such a shareholder, or (D) to the knowledge of the Company, and other than credit and consumer banking transactions in the ordinary course of business, employee who is not an executive officer.  For purposes of the preceding sentence, the term "affiliate" shall have the meaning assigned in Regulation W issued by the Federal Reserve, as amended, and the terms "insider," "related interest," and "executive officer" shall have the meanings assigned in the Federal Reserve's Regulation O, as amended.

    (2)   The Company Bank is in compliance with, and has since December 31, 2006, complied with, Sections 23A and 23B of the Federal Reserve Act, its implementing regulations, and the Federal Reserve's Regulation O.

2.3   Representations and Warranties of the Investors.  Each Investor hereby severally represents and warrants as of the date of this Agreement to the Company that:

(a)   Purchase for Investment.  The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws.  The Investor (1) is acquiring the Securities pursuant to an exemption from registration under the Securities Act for its own account solely for investment with no present intention or plan to distribute any of the Securities to any person nor with a view to or for sale in connection with any distribution thereof, in each case in violation of the Securities Act, (2) will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (3) has such knowledge and experience in financial and business matters and in investments of this type that the Investor is capable of evaluating the merits and risks of the investment in the Securities and of making an informed investment decision, and (4) is an "accredited investor" (as that term is defined by Rule 501 of the Securities Act).  Without limiting any of the foregoing, neither the Investor nor any of its Affiliates has taken, and the Investor will not, and will cause its Affiliates not to, take any action that would otherwise cause the Securities to be purchased hereunder to be subject to the registration requirements of the Securities Act.

(b)   Financial Capability.  The Investor will have immediately available funds necessary to consummate the First Closing and the Second Closing, as of the respective date of each such closing, on the terms and conditions contemplated by this Agreement.

(c)   Organization and Authority.  The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would be reasonably expected to materially and adversely affect the Investor's ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis, and the Investor has the corporate or other power and authority and governmental authorizations to own its properties and assets and to carry on its business as it is now being conducted.

(d)   Authorization.  (1)  The Investor has the corporate or other power and authority to enter into this Agreement and to carry out its obligations hereunder.  The execution,

delivery and performance of this Agreement by the Investor and the consummation of the transactions contemplated hereby have been duly authorized by the Investor's board of directors, general partner or managing members, as the case may be (if such authorization is required), and no further approval or authorization by any of its partners or other equity owners, as the case may be, is required.  This Agreement has been duly and validly executed and delivered by the Investor and assuming due authorization, execution and delivery by the Company, is a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

    (2)   Neither the execution, delivery and performance by the Investor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Investor with any of the provisions hereof, will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of the Investor under any of the terms, conditions or provisions of (i) its certificate of limited partnership or partnership agreement or similar governing documents or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of the Investor may be subject, or (B) violate any law, statute, ordinance, rule or regulation, permit, concession, grant, franchise or any judgment, ruling, order, writ, injunction or decree applicable to the Investor or any of its properties or assets except in the case of clauses (A)(ii) and (B) for such violations, conflicts and breaches as would not reasonably be expected to materially and adversely affect the Investor's ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

    (3)   No notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary for the consummation by the Investor of the transactions contemplated by this Agreement.

(e)   Ownership.  The Investor is not the owner of record or the Beneficial Owner of shares of Common Stock or securities convertible into or exchangeable for Common Stock.

(f)   Knowledge as to Conditions.  As of the date of this Agreement, the Investor does not know of any reason relating to the Investor why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.

(g)   Brokers and Finders.  Neither the Investor nor its Affiliates, any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for the Investor, in connection with this Agreement or the transactions contemplated hereby, in each case, whose fees the Company would be required to pay.

ARTICLE III

Covenants

3.1   Filings; Other Actions.

(a)   The Investors and the Company will cooperate and consult with each other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings, and other documents, and to obtain all necessary permits, consents, orders, approvals, and authorizations of, or any exemption by, all third parties and Governmental Entities, and expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement and to perform the covenants contemplated by this Agreement.  Each party shall execute and deliver both before and after the First Closing and the Second Closing such further certificates, agreements, and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters.  In particular, the Company will use its reasonable best efforts to help the Investors promptly obtain or submit, as the case may be, as promptly as practicable, the approvals and authorizations of, filings and registrations with, and notifications to, or expiration or termination of any applicable waiting period, all notices to and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, for the transactions contemplated by this Agreement.  The parties hereby agree that neither any Investor nor any of its Affiliates shall be required by this Agreement to file any notice to the Federal Reserve pursuant to the CBC Act with respect to the transactions contemplated by this Agreement.  The Investors and the Company will each have the right to review in advance, and to the extent practicable, each will consult with the other, in each case subject to applicable laws relating to the exchange of information and confidential information related to the Investors, all the information (other than personal or sensitive information) relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement.  In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable.  Each party hereto agrees to keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby.  The Investors and the Company shall promptly furnish each other to the extent permitted by applicable laws with copies of written communications received by them or their Affiliates from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement or any other Transaction Document.  Notwithstanding anything to the contrary contained in this Agreement, the Investors shall not be required to provide any materials to the Company that it deems private or confidential.

(b)   The Company shall call a meeting of its shareholders, as promptly as practicable after the date hereof, to obtain the Shareholder Approvals, including, without limitation, (i) amending the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000, and (ii) approving the issuance of Common Shares and Conversion Shares for purposes of rule 5635 of NASDAQ's listing rules to the Investors and the investors participating in the Other Private Placements.  The Board of Directors shall unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown to the extent they are members of the Board of Directors) to the Company's shareholders that such shareholders provide the Shareholder Approvals, and shall not modify or withdraw such recommendation.  In connection with such meeting, the Company shall promptly prepare (and the Investors will reasonably cooperate with the Company to prepare) and file with the SEC a preliminary proxy statement, shall use its reasonable best efforts to solicit proxies for such shareholder approval, and shall use its reasonable best efforts to respond promptly to any comments of the SEC or its staff and to cause a definitive proxy statement related to such shareholders' meeting to be mailed to the Company's shareholders, as promptly as practicable, after clearance by the SEC.  The Company shall notify the Investors promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply the Investors with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement.  If at any time prior to such shareholders' meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall, as promptly as practicable, prepare and mail to its shareholders such an amendment or supplement.  The Investors and the Company each agree to correct promptly any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall, as promptly as practicable, prepare and mail to its shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations.  The Company shall consult with the Investors prior to filing with the SEC or mailing any proxy statement, or any amendment or supplement thereto, and provide the Investors with reasonable opportunity to comment thereon.  The directors' recommendation described in this Section 3.1 shall be included in the proxy statement filed in connection with obtaining such shareholder approval.  Immediately upon approval by shareholders of the amendments to the Certificate of Incorporation as described above, the Company shall file a certificate of amendment to duly amend the Certificate of Incorporation to include such amendments.  In the event that any of the Shareholder Approvals is not obtained at such shareholders' meeting, the Company shall include a proposal to approve (and the Board of Directors shall unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown to the extent they are members of the Board of Directors) such Shareholder Approvals at a meeting of its shareholders once in the twelve month period beginning on the Meeting End Date until such approval is obtained or made.  "Meeting End Date" means (x) if the Second Closing Date has occurred by October 31, 2010, then February 28, 2011, or (y) if the Second Closing Date has not occurred by October 31, 2010, then the date that is four months after the Second Closing Date.

(c)   Each party agrees, upon request, to furnish the other party with all information concerning itself, its subsidiaries, Affiliates, directors, officers, partners, and shareholders and such other matters as may be reasonably necessary or advisable in connection with the proxy statement in connection with such shareholders' meeting and any other statement, filing, notice, or application made by or on behalf of such other party or any of its subsidiaries to any Governmental Entity in connection with this Agreement or the Other Securities Purchase Agreements.  Notwithstanding anything herein to the contrary, the Investors shall not be required to furnish the Company with any (1) sensitive personal biographical or personal financial information of any of the directors, officers, employees, managers or partners of the Investors or any of its Affiliates or (2) proprietary and non-public information related to the organizational terms of, or investors in, the Investors or their Affiliates; provided, however, that the Investors will furnish such information as reasonably requested by the applicable bank regulator as necessary to consummate the transactions contemplated hereby.

(d)   From the date of this Agreement, until the earlier of the date of termination of this Agreement and the date when the Shareholder Approvals have been obtained, the Company shall not, directly or indirectly, amend, modify, or waive, and the Board of Directors shall not recommend approval of any proposal to the shareholders having the effect of amending, modifying, or waiving any provision in the Certificate of Incorporation or bylaws of the Company in any manner adverse to the Investors or any other holder of Securities issued pursuant to this Agreement.

(e)   The Company shall take all actions necessary to ensure that none of the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the consummation of the transactions contemplated as part of the Other Private Placements, nor the Shareholder Approvals will constitute a "change in control" or "change of control" within the meaning of any Benefit Plan.

3.2   Expenses.

(a)   At the First Closing, the Company shall directly reimburse the Investors for an amount equal to $150,000 in respect of the out-of-pocket fees and expenses incurred by the Investors in connection with the transactions contemplated hereby.

(b)   At the earlier of (a) the Second Closing and (b) the 70th day after the First Closing Date (the "Expense Reimbursement Deadline"), the Company shall directly reimburse the Investors for an amount equal to (x) all out-of-pocket fees and expenses incurred in connection with due diligence efforts, the negotiation and preparation of the Transaction Documents and undertaking of the transactions contemplated by the Transaction Documents, including, but not limited to, the fees and expenses of the Investors’ accounting, financial and other advisors, legal counsel and credit review, but excluding the purchase price for any of the securities to be purchased hereunder (the "Transaction Expenses"), minus (y) $150,000.

(c)   If the Second Closing Date occurs after the Expense Reimbursement Deadline, at the Second Closing, the Company shall directly reimburse the Investors for an amount equal to all of the Transaction Expenses incurred by the Investors and their Affiliates after the Expense Reimbursement Deadline.

(d)   In no event, however, shall the aggregate of such reimbursement for the First Closing, the Expense Reimbursement Deadline and the Second Closing exceed $450,000.

(e)   Other than as set forth in this Section 3.2 and Section 4.6(b), each of the parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement.

3.3   Access, Information and Confidentiality.

(a)   From the date of this Agreement until the Second Closing Date, the Company will ensure that upon reasonable notice, the Company and its subsidiaries will afford to the Investors and their representatives (including employees of the Investors, and counsel, accountants, financial and investment banking advisors and other professionals retained by the Investors) such access during normal business hours to its books, records, properties and personnel and to such other information as the Investors may reasonably request.

(b)   Each party to this Agreement will hold, and will cause its respective subsidiaries and their directors, officers, employees, agents, consultants, and advisors to hold, in strict confidence, unless disclosure to a Governmental Entity is necessary or appropriate in connection with any necessary regulatory approval or unless compelled to disclose by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any Governmental Entity, all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, "Information") concerning the other party hereto furnished to it by such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) previously known by such party on a nonconfidential basis, (2) in the public domain through no fault of such party, or (3) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, other consultants, and advisors and, to the extent permitted above, to bank regulatory authorities.

(c)   The Company shall promptly provide the Investors with written notice of the occurrence of any circumstance, event, change, development or effect occurring after the date hereof and prior to the First Closing Date and relating to the Company or any Company Subsidiary of which the Company has knowledge and which constitutes a Material Adverse Effect or may otherwise cause or render any of the representations and warranties of the Company set forth in this Agreement to be inaccurate.

3.4   Conduct of the Business.  Prior to the earlier of the First Closing Date and the termination of this Agreement pursuant to Section 5.1 (the "Pre-Closing Period"), the Company shall, and shall cause each Company Subsidiary to, (i) conduct its business in the ordinary course consistent with past practice, (ii) use reasonable best efforts to preserve intact its current business organizations and its rights and permits issued by Governmental Entities, keep available the services of its current officers and key employees and preserve its relationships with customers, suppliers, Governmental Entities and others having business dealings with it to the end that its goodwill and ongoing businesses shall be unimpaired and (iii) not take any action that would reasonably be expected to materially adversely affect or materially delay the receipt of any approvals of any Governmental Entity required to consummate the transactions contemplated hereby or by the Other Securities Purchase Agreements or materially adversely affect or materially delay the consummation of the transactions contemplated hereby or by the Other Securities Purchase Agreements.

3.5   Reasonable Efforts.  The Company agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Investors in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Other Securities Purchase Agreements, including using best efforts to accomplish the following:  (a) the taking of all reasonable acts necessary to cause the conditions to the First Closing and the Second Closing to be satisfied; (b) the mailing of the definitive proxy statement to the Company's shareholders promptly following clearance from the SEC; (c) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps necessary to obtain an approval or waiver from, or to avoid an action or proceeding by any Governmental Entity; (d) the obtaining of all necessary consents, approvals or waivers from third parties; and (e) executing and delivering any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the Other Securities Purchase Agreements.

3.6   Company Forbearances.  During the Pre-Closing Period, other than as approved by the Investors in writing, the Company shall not, and shall not permit any Company Subsidiary to:

(a)   (i) adjust, split, combine or reclassify any of its capital stock; (ii) set any record or payment dates for the payment of any dividends or distributions on its capital stock or make, declare or pay any dividend or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exercisable or exchangeable for any shares of its capital stock or stock appreciation rights or grant any person any right to acquire any shares of its capital stock; or (iii) issue or commit to issue any additional shares of capital stock (except pursuant to the exercise of options and restricted stock unit grants outstanding as of the date hereof and disclosed in the Company's Disclosure Schedule), convertible debt or any securities convertible into or exercisable or exchangeable for, or any rights, warrants or options to acquire, any additional shares of capital stock (including options) or convertible debt, it being understood and agreed that for purposes of this Section 3.6(a), and only for such purposes, the Pre-Closing Period shall terminate on the earlier to occur of (x) the Second Closing Date, (y) the termination of this Agreement and (z) the date of a Second Closing Termination;

(b)   (i) increase the compensation or benefits of any employee of the Company or any Company Subsidiary (except (x) for increases in salary or wages of employees of the Company or any Company Subsidiary in the ordinary course of business consistent with past practice, provided that no such increase shall result in an annual adjustment of more than 5% of the aggregate base salary and wages payable by the Company and the Company Subsidiaries during 2009 and (y) pursuant to the Company's Benefit Plans as described on the Company's Disclosure Schedule); (ii) except as required by law, grant any severance or termination pay to any employee of the Company or any Company Subsidiary except pursuant to the terms of any Plan in effect on the date of this Agreement and which was made available to the Investors prior to the date of this Agreement and disclosed in the Company's Disclosure Schedule; (iii) loan or advance any money or other property to any employees of the Company or any Company Subsidiary other than in the ordinary course of business consistent with past practice; (iv) (x) establish, adopt, enter into, amend or terminate, or (y) grant (other than in the ordinary course of business consistent with past practice), any waiver or consent under, any Benefit Plan or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Benefit Plan if it were in existence as of the date of this Agreement; or (v) grant or amend or modify any equity or equity-based awards (including options and restricted stock units);

(c)   (i)  incur any indebtedness for borrowed money, other than (x) deposit liabilities, FHLB advances, advances from the Federal Reserve discount window, Fed funds purchases, guarantees and letters of credit on behalf of Company Bank customers and repurchase agreements, in each case entered into in the ordinary course of business consistent with past practice and, in the case of repurchase agreements, with a final maturity of five years or less, or (y) indebtedness incurred in the ordinary course of business consistent with past practice in order to finance working capital (subject in the case of this clause (y) to an aggregate maximum amount of $5,000,000), (ii) guarantee, endorse or assume responsibility for, the obligations of any person other than any wholly-owned Subsidiary of the Company (other than the endorsement of checks and other negotiable instruments in the normal process of collection) or (iii) redeem, repurchase, prepay, defease, or cancel, or modify in any material respect the terms of, indebtedness for borrowed money, other than (x) deposit liabilities, FHLB advances and reverse repurchase agreements in each case in the ordinary course of business consistent with past practice or (y) in accordance with the terms of the applicable instrument as in effect on the date hereof;

(d)   (i)  settle any action involving claims against the Company or any Company Subsidiary resulting in monetary damages or other payments in excess of $100,000, or (ii) agree or consent to the issuance of any order restricting or otherwise affecting its business or operations, or, in each case, that would cause the Company or any Company Subsidiary to breach a representation, warranty or covenant contained in this Agreement or would otherwise adversely affect the rights of the Investors under this Agreement;

(e)   amend its certificate of incorporation, bylaws or similar governing documents (other than for the purpose of effectuating the transactions as contemplated by the Transaction Documents), or enter into a plan of consolidation, merger, share exchange, reorganization or complete or partial liquidation with any person (other than consolidations, mergers or reorganizations solely among wholly-owned Company Subsidiaries), or a letter of intent or agreement in principle with respect thereto;

(f)   make any changes in its accounting methods or method of Tax accounting, practices or policies, except as may be required under Law or GAAP, in each case following consultation with the Company's independent public accountants or tax advisors;

(g)   except as required by law, make or change any Tax election, file any amended Tax Returns, settle or compromise any material Tax liability of the Company or any of the

Company Subsidiaries, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of Taxes of the Company or any of its Subsidiaries, enter into any closing agreement with respect to any Tax or surrender any right to claim a Tax refund;

(h)   amend any Other Securities Purchase Agreement;

(i)   sell any assets or deposits of the Company Bank other than dispositions of other real estate owned (OREO) in the ordinary course of business; or

(j)   agree to, or make any commitment to, take any of the actions prohibited by this Section 3.6 or that would otherwise materially adversely affect or materially delay the consummation of the transactions contemplated hereby or by the other Transaction Documents.

3.7   Shareholder Litigation.  The Company shall promptly inform the Investors of any claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding ("Shareholder Litigation") against the Company, any Company Subsidiary or any of the past or present executive officers or directors of the Company or any Company Subsidiary that is threatened or initiated by or on behalf of any shareholder of the Company in connection with or relating to the OCC Agreement or the transactions contemplated hereby or by the Other Securities Purchase Agreements.  The Company shall consult with the Investors and keep the Investors informed of all material filings and developments relating to any such Shareholder Litigation.

ARTICLE IV

Additional Agreements

4.1   No Rights Agreement.  From the date hereof through such time during which the Investors collectively, together with their Affiliates, own at least 5% of the outstanding shares of Common Stock of the Company, the Company shall not enter into any poison pill agreement, shareholders' rights plan or similar agreement that shall limit the rights of the Investors and their Affiliates and associates to hold any shares of Common Stock or acquire additional securities of the Company unless such poison pill agreement, shareholders' rights plan or similar agreement grants an exemption or waiver to the Investors and their Affiliates and associates and any group in which the Investors may become a member of, immediately effective upon execution of such plan or agreement that would allow the Investors and their Affiliates and associates to acquire such additional securities of the Company.

4.2   Governance Matters.

(a)   The Company hereby agrees that, from and after the First Closing Date, for so long as the Investor, together with its Affiliates owns any Common Shares and (B) on or after the Second Closing, owns 6.0% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which the securities of the Company owned by the Investors are directly or indirectly convertible or exercisable and excluding as shares owned and outstanding all Common Shares issued by the Company after the Second Closing Date other than as contemplated by this Agreement), the Company shall, subject to applicable law, invite a person designated by the Investors (the "Board Observer") to attend meetings of the Board of Directors (or any committee thereof) and the board of directors of the Company Bank (or any committee thereof) in a nonvoting observer capacity.  The Board Observer shall be required to comply with all policies and procedures applicable to members of the Board of Directors and the board of directors of the Company Bank relating to confidentiality, insider trading and other compliance policies.  If the Investors collectively, together with their Affiliates, no longer beneficially own the minimum number of shares of Common Stock as specified in the first sentence of this Section 4.2(a), the Investors shall have no further rights under this Section 4.2(a).

(b)   The Board Observer shall be entitled to reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors (or any committee thereof) and the board of directors of the Company Bank (or any committee thereof), to the same extent as other members of the Board of Directors and the board of directors of the Company Bank.  The Company shall notify the Board Observer of all regular meetings and special meetings of the Board of Directors and the board of directors of the Company Bank and of all regular and special meetings of any committee thereof. The Company shall provide the Board Observer with copies of all notices, minutes, consents and other material that it provides to all other members of the Board of Directors or the Company Bank concurrently as such materials are provided to the other members.

(c)   Effective immediately following the next annual meeting of shareholders of the Company following the date of this Agreement (the "Annual Meeting"), the number of directors on the Board of Directors and the board of directors of the Company Bank shall not exceed twelve, comprised as set forth in Section 4.2(i) of the Company's Disclosure Schedule.  The Company agrees to request that any current member of the Board of Directors and the board of directors of the Company Bank who will not be nominated for reelection at the Annual Meeting resign from the Board of Directors and the board of directors of the Company Bank, effective as of the earlier to occur of (i) 45 days after the date hereof and (ii) the filing of the Company's preliminary proxy statement relating to the annual meeting with the SEC.

(d)   The Company and the Board of Directors shall not take any action that would result in any amendment to the governing documents of the Company or the Company Bank inconsistent with the provisions of this Section 4.2.

4.3   Legend.

(a)   The Investors agree that all certificates or other instruments representing the Securities subject to this Agreement will bear a legend substantially to the following effect:

"THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR

PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS."

(b)   Upon request of the Investors, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company and its counsel to the effect that such legend is no longer required under the Securities Act or applicable state laws, as the case may be, the Company shall promptly cause the legend to be removed from any certificate for any securities.  The Investors acknowledge that the Securities have not been registered under the Securities Act or under any state securities laws and agrees that it will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.

4.4   Certain Transactions.

(a)   The Company will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party, as the case may be (if not the Company), or, at the request of the Investors, the ultimate parent of such successor, transferee or lessee party of the Company, expressly assumes the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

(b)   Other than with respect to the Series B Preferred Stock, from and after the First Closing through and including December 31, 2012, the Company shall not set any record or payment dates for the payment of any cash dividends or cash distributions on its capital stock or make, declare or pay any cash dividend or make any other cash distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exercisable or exchangeable for any shares of its capital stock or stock appreciation rights.

4.5   Indemnity.

(a)   The Company agrees to indemnify and hold harmless the Investors and their Affiliates and each of their respective officers, directors, partners, members, stockholders, managers, employees and agents, to the fullest extent lawful, from and against any and all actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including reasonable attorneys' fees and disbursements), amounts paid in settlement and other costs (collectively, "Losses") arising out of or resulting from (1) any inaccuracy in or breach of the Company's representations or warranties in Section 2.2 of this Agreement or any certificate delivered by or on behalf of the Company pursuant to this Agreement, (2) the Company's breach of agreements or covenants made by the Company in this Agreement or (3) any Losses arising out of or resulting from any legal, administrative or other proceedings instituted by any Governmental Entity, shareholder of the Company or any other person (other than the Investors and their Affiliates and the Company and the Company Subsidiaries) arising out of the transactions contemplated by this Agreement (other than any Losses attributable to the acts, errors or omissions on the part of the Investors, but not including the transactions contemplated hereby).

(b)   Each Investor agrees to severally indemnify and hold harmless each of the Company and its Affiliates and each of their respective officers, directors, partners, employees and agents, to the fullest extent lawful, from and against any and all Losses arising out of or resulting from (1) any inaccuracy in or breach of such Investor's representations or warranties in Section 2.3 of this Agreement or (2) such Investor's breach of agreements or covenants made by the Investor in this Agreement.

(c)   A party entitled to indemnification hereunder (each, an "Indemnified Party") shall give written notice to the party indemnifying it (the "Indemnifying Party") of any claim with respect to which it seeks indemnification promptly after the discovery by such Indemnified Party of any matters giving rise to a claim for indemnification; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.5 unless and to the extent that the Indemnifying Party shall have been actually prejudiced by the failure of such Indemnified Party to so notify such party.  Such notice shall describe in reasonable detail such claim.  In case any such action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnified Party shall be entitled to hire, at its own expense, separate counsel and conduct the defense thereof; provided, however, that the Indemnifying Party shall be entitled to assume and conduct the defense thereof, unless the counsel to the Indemnified Party advises the Indemnifying Party in writing that such claim involves a conflict of interest (other than one of a monetary nature) that would reasonably be expected to make it inappropriate for the same counsel to represent both the Indemnifying Party and the Indemnified Party, in which event the Indemnified Party shall be entitled to retain its own counsel at the cost and expense of the Indemnifying Party (except that the Indemnifying Party shall only be liable for the legal fees and expenses of one law firm for all Indemnified Parties, taken together with respect to any single action or group of related actions).  If the Indemnifying Party assumes the defense of any claim, all Indemnified Parties shall thereafter deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating to the claim, and any Indemnified Party shall cooperate in the defense or prosecution of such claim.  Such cooperation shall include the retention and (upon the Indemnifying Party's request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  The Indemnifying Party shall not be liable for any settlement of any action, suit, claim or proceeding effected without its written consent; provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent.  The Indemnifying Party further agrees that it will not, without the Indemnified Party's prior written consent (which shall not be unreasonably withheld or delayed), settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification has been sought hereunder unless such settlement or compromise includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, claim or proceeding.

(d)   For purposes of the indemnity contained in Sections 4.5(a)(1) and 4.5(b)(1), all qualifications and limitations set forth in the parties' representations and warranties as to "materiality," "Material Adverse Effect" and words of similar import, shall be disregarded in determining (i) whether there shall have been any inaccuracy in or breach of any representations and warranties in this Agreement and (ii) the amount of Losses in respect of any breach of any representation or warranty.

(e)   The Company shall not be required to indemnify the Indemnified Parties pursuant to Section 4.5(a)(1) (1) with respect to any claim for indemnification if the amount of Losses with respect to such claim and all related claims are less than $50,000 (any claim or series of related claims involving Losses less than such amount being referred to as a "De Minimis Claim") and (2) unless and until the aggregate amount of all Losses incurred with respect to all claims (other than De Minimis Claims) pursuant to Section 4.5(a)(1) exceed $250,000 (the "Threshold Amount"), in which event the Company shall be responsible for the entire amount of such Losses.   No Investor shall be required to indemnify the Indemnified Parties pursuant to Section 4.5(b)(1) (1) with respect to any De Minimis Claim and (2) unless and until the aggregate amount of all Losses incurred with respect to all claims (other than De Minimis Claims) pursuant to Section 4.5(b)(1) exceed the Threshold Amount, in which event such Investor shall be responsible for the entire amount of such Losses.  The cumulative indemnification obligation of (1) the Company to each Investor and all of the Indemnified Parties affiliated with (or whose claims are permitted by virtue of their relationship with) the Investor or (2) the Investor to the Company and the Indemnified Parties affiliated with (or whose claims are permitted by virtue of their relationship with) the Company, in each case for inaccuracies in or breaches of representations and warranties, shall in no event exceed such Investor’s pro rata share of the Purchase Price.

(f)   Any claim for indemnification pursuant to this Section 4.5 for breach of any representation or warranty can only be brought on or prior to the eighteen month anniversary of the Second Closing Date (other than a claim for a breach of the representations and warranties in Section 2.2(c), which may be brought indefinitely, and the representations and warranties in Sections 2.2(i), which may be brought until 90 days after the expiration of the applicable statutory periods of limitations); provided that if notice of a claim for indemnification pursuant to this Section 4.5 for breach of any representation or warranty is brought prior to the end of such period, then the obligation to indemnify in respect of such breach shall survive as to such claim, until such claim has been finally resolved.

(g)   The obligations of the Indemnifying Party under this Section 4.5 shall survive the transfer or redemption of the Common Stock issued pursuant to this Agreement, or the Closing or termination of this Agreement.  The indemnity provided for in this Section 4.5 shall be the sole and exclusive monetary remedy of Indemnified Parties after the Closing for any inaccuracy of any of the representations and warranties contained in Sections 2.2 and 2.3 of this Agreement or any other breach of any covenant or agreement contained in this Agreement; provided that nothing herein shall limit in any way any such parties' remedies in respect of fraud, intentional misrepresentation or omission or intentional misconduct by the other party in connection with the transactions contemplated hereby.  No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any consequential or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof.  The indemnification rights contained in this Section 4.5 are not limited or deemed waived by any investigation or knowledge by the Indemnified Party prior to or after the date hereof.

(h)   The indemnity provided for in this Section 4.5 shall be the sole and exclusive monetary remedy of Indemnified Parties after the First Closing for any inaccuracy of any representation or warranty or any other breach of any covenant or agreement contained in this Agreement; provided that nothing herein shall limit in any way any such party's remedies in respect of fraud by any other party in connection with the transactions contemplated hereby. No party to this Agreement (or any of its Affiliates) shall, in any event, be liable or otherwise responsible to any other party (or any of its Affiliates) for any consequential, indirect, incidental or punitive damages of such other party (or any of its Affiliates) arising out of or relating to this Agreement or the performance or breach hereof. For the purposes of this Section 4.5, a diminution in value of the Securities will not constitute consequential, indirect or incidental damages, and shall constitute "Losses" for which indemnification may be provided pursuant to this Section 4.5.

(i)   Any indemnification payments pursuant to this Section 4.5 shall be treated as an adjustment to the Purchase Price for the Purchased Shares for U.S. federal income and applicable state and local Tax purposes, unless a different treatment is required by applicable law.

4.6    Registration Rights.

(a)    Registration.

    (1)   Subject to the terms and conditions of this Agreement, the Company covenants and agrees that no later than the date that is 12 months after the Second Closing Date (the "Registration Deadline"), the Company shall have prepared and filed with the SEC a Shelf Registration Statement (defined below) covering all Registrable Securities (or otherwise designate an existing Shelf Registration Statement filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective as promptly as practicable after the filing thereof and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires).  If the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) at the time of filing of the Shelf Registration Statement with the SEC, such Shelf Registration Statement shall be designated by the Company as an automatic Shelf Registration Statement.

    (2)   Any registration pursuant to this Section 4.6(a) shall be effected by means of a shelf registration under the Securities Act (a "Shelf Registration Statement") in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415.  If the Investors or any other Holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement intends to distribute any

Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 4.6(c); provided, that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless the expected gross proceeds from such offering exceed $10,000,000.  The lead underwriters in any such distribution shall be selected by the holders of a majority of the Registrable Securities to be distributed and be reasonably acceptable to the Company.

    (3)   The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to this Section 4.6(a):  (i) with respect to securities that are not Registrable Securities; (ii) during any Scheduled Black-out Period; or (iii) if the Company has notified the Investors and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its security holders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration or underwritten offering for a period of not more than 60 days after receipt of the request of the Investors or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (A) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (B) not more than twice in any 12-month period and not more than 60 days in the aggregate in any 12-month period.

    (4)   After the First Closing Date, whenever the Company proposes to register any of its equity securities, other than a registration pursuant to Section 4.6(a)(1) or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investors and all other Holders of its intention to effect such a registration (but in no event less than 15 days prior to the anticipated filing date) and (subject to clause (6) below) will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company's notice (a "Piggyback Registration").  Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 4.6(a)(4) prior to the effectiveness of such registration, whether or not the Investors or any other Holders have elected to include Registrable Securities in such registration.  "Special Registration" means the registration of (i) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (ii) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management or employees of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

    (5)   If the registration referred to in Section 4.6(a)(4) is proposed to be underwritten, the Company will so advise the Investors and all other Holders as a part of the written notice given pursuant to Section 4.6(a)(4).  In such event, the right of the Investors and all other Holders to registration pursuant to this Section 4.6(a) will be conditioned upon such persons' participation in such underwriting and the inclusion of such persons' Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Investors.

    (6)   The Company represents and warrants that, other than in connection with the Other Securities Purchase Agreements, it has not granted to any holder of its securities and agrees that it shall not grant "piggyback" registration rights to one or more third parties to include their securities in the Shelf Registration Statement or in an underwritten offering under the Shelf Registration Statement pursuant to Section 4.6(a)(2).  If a Piggyback Registration under Section 4.6(a)(4) relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, in the case of a Piggyback Registration under Section 4.6(a)(4), the securities the Company proposes to sell, (ii) second, Registrable Securities of the Investors and all other Holders who have requested registration of Registrable Securities pursuant to Section 4.6(a)(2) or 4.6(a)(4), as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(b)   Expenses of Registration.  All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company.  The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties) and expenses of any person, including special experts, retained by the Company.  The Company shall also reimburse the Investors for the reasonable fees and disbursements of legal counsel to the Investors in an amount not to exceed $25,000 per registration.  All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

(c)   Obligations of the Company.  The Company shall use its reasonable best efforts for so long as there are Registrable Securities outstanding, to take such actions as are under its control to remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) if it becomes eligible for such status in the future (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)).  In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

    (1)   Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to this Section 4.6(c), and keep such registration statement effective or such prospectus supplement current until the securities described therein are no longer Registrable Securities.

    (2)   Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

    (3)   Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

    (4)   Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

    (5)   Notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

    (6)   Give written notice to the Holders:

    (i)   when any registration statement filed pursuant to Section 4.6(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;

    (ii)   of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

    (iii)   of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

    (iv)   of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

    (v)   of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

    (vi)   if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 4.6(c)(10) cease to be true and correct.

    (7)   Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 4.6(c)(6)(iii) at the earliest practicable time.

    (8)   Upon the occurrence of any event contemplated by Section 4.6(c)(5) or 4.6(c)(6)(v), promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with Section 4.6(c)(6)(v) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company's expense) other than permanent file copies then in such Holder's or underwriter's possession.  The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 30 days.

    (9)   Use its reasonable best efforts to procure the cooperation of the Company's transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

    (10)   If an underwritten offering is requested pursuant to Section 4.6(a)(2), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in "road shows," similar sales events and other marketing activities), (i) make such representations and warranties to the Holders that are selling shareholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (iii) use its reasonable best efforts to obtain "comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

    (11)   Make available for inspection by a representative of Holders that are selling shareholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

    (12)   Cause all such Registrable Securities (other than the Series B Preferred Stock, unless such Series B Preferred Stock has not converted into Common Stock within the first anniversary of the date of this Agreement; provided that the Company shall have no obligation to cause the listing of the Series B Preferred Stock if it is not eligible for listing on the national securities exchange on which the Common Stock is then listed) to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the New York Stock Exchange or NASDAQ, as determined by the Company.

    (13)   If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

    (14)   Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(d)   Suspension of Sales.  During any Scheduled Black-out Period and upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until termination of such Scheduled Black-out Period or until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable the prospectus supplement may be resumed.  The total number of days that any such suspension may be in effect in any 180-day period shall not exceed 45 days.

(e)   Termination of Registration Rights.  A Holder's registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

(f)   Free Writing Prospectuses; Information.

    (1)   No Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

    (2)   It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.6 that the Investors and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registered offering of their Registrable Securities.  The Company shall not name the Investors or any of their Affiliates as "underwriters" in any registration statement without the prior written consent of the Investors; provided, however, that if such prior written consent is not provided upon the Company's request (which request shall only be made if staff of the SEC requests naming any Investor as a "statutory underwriter" and after the Company uses its reasonable efforts to negotiate with the staff of the SEC with a view to not naming any Investor as an "underwriter"), the Investors and any of their Affiliates shall not be eligible to include Registrable Securities in the applicable registration statement.

(g)   Indemnification.

    (1)   The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder's officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an "Indemnitee"), against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii)  offers or sales effected by or on behalf such Indemnitee

"by means of" (as defined in Rule 159A) a "free writing prospectus" (as defined in Rule 405) that was not authorized in writing by the Company.

    (2)   If the indemnification provided for in Section 4.6(g)(1) is unavailable to an Indemnitee with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.6(g)(2) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4.6(g)(1).  No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(h)   Assignment of Registration Rights.  The rights of the Investors to registration of Registrable Securities pursuant to Section 4.6 may be assigned by the Investors to a transferee or assignee of Registrable Securities to which there is transferred to such transferee no less than $10,000,000 in Registrable Securities in the aggregate including Registrable Securities acquired from other investors party to Other Securities Purchase Agreements; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.  Notwithstanding the foregoing, the rights of the Investors to registration of Registrable Securities pursuant to Section 4.6 may be assigned to any Permitted Transferee of the Investors under Section 4.12 to which there is transferred to such Permitted Transferee any Registrable Securities, regardless of amount; provided, however, that the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

(i)   Holdback.  With respect to any underwritten offering of Registrable Securities by the Investors or other Holders pursuant to Section 4.6, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period not to exceed 30 days prior and 90 days following the effective date of such offering or such longer period up to 180 days as may be requested by the managing underwriter.  The Company also agrees to use its reasonable best efforts to cause each of its directors and senior executive officers to execute and deliver customary lockup agreements in such form and for such time period up to 180 days as may be requested by the managing underwriter.

(j)   "Market Stand-Off" Agreement; Agreement to Furnish Information.  The Investors and each Holder hereby agrees:

    (1)   that the Investors shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any common equity securities of the Company or any securities convertible into or exchangeable or exercisable for any common equity securities of the Company held by the Investors (other than those included in the registration) for a period specified by the representatives of the underwriters of the common equity or equity-related securities not to exceed ten days prior to and 90 days following the effective date of any firm commitment underwritten registered sale of common equity securities of the Company or any securities convertible into or exchangeable or exercisable for any common equity securities of the Company by the Company that raises aggregate gross proceeds of at least $10,000,000 for the Company's own account in which the Company gave the Investors an opportunity to participate in accordance with Section 4.6(a)(4); provided that all executive officers and directors of the Company enter into similar agreements and only if such persons remain subject thereto (and are not released from such agreement) for such period; provided that nothing herein will prevent the Investors from making any distribution of Registrable Securities to the partners or shareholders  or other equity owners thereof or a transfer to an Affiliate or Permitted Transferee that is otherwise in compliance with applicable securities laws, so long as such distributees or transferees agree to be bound by the restrictions set forth in this Section 4.6(j);

    (2)   to execute and deliver such other agreements as may be reasonably requested by the Company or the representatives of the underwriters which are consistent with the foregoing obligation in Section 4.6(j)(1) or which are necessary to give further effect thereto; and

    (3)   if requested by the Company or the representative of the underwriters of Common Stock (or other securities of the Company), each Investor shall provide, within ten days of such request, such information as may be reasonably required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act in which the Investor participates.

(k)   Rule 144; Rule 144A Reporting.  With a view to making available to the Investors and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

    (1)   make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

    (2)   file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, and if at any time the Company is not required to file such reports, make available, upon the request of any Holder, such information necessary to permit sales pursuant to Rule 144A (including the information required by Rule 144A(d)(4) and the Securities Act);

    (3)   so long as the Investors or Holder owns any Registrable Securities, furnish to the Investors or such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as the Investors or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

    (4)   take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(l)   As used in this Section 4.6, the following terms shall have the following respective meanings:

    (1)   "Holder" means an Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 4.6(g) hereof.

    (2)   "Holders' Counsel" means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

    (3)   "Register," "registered," and "registration" shall refer to a registration effected by preparing and (a) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3 or other form approved by the holders of a majority of Registrable Securities available for sales of securities pursuant to Rule 415 under the Securities Act.

    (4)   "Registrable Securities" means (A) all Common Stock and Series B Preferred Stock held by the Investors from time to time, (B) the shares of Common Stock issued or issuable pursuant to the conversion of the Series B Preferred Stock held by the Investors from time to time and (C) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) or (B) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they may be freely resold (without volume or method of sale restrictions, public information requirements or other conditions) without registration under the Securities Act, (iii) they shall have ceased to be outstanding; or (iv) they have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned to the transferee of the securities.  No Registrable Securities may be registered under more than one registration statement at one time.

    (5)   "Registration Expenses" means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 4.6, including, without limitation, all registration, filing and listing fees (including filings made with the Financial Industry Regulatory Authority), printing expenses (including printing of prospectuses and certificates for the Securities), the Company's expenses for messenger and delivery services and telephone, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred by the Company in connection with any "road show," the fees and disbursements of Holders' Counsel, and expenses of the Company's independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

    (6)   "Rule 144," "Rule 144A," "Rule 158," "Rule 159A," "Rule 405" and "Rule 415" mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

    (7)   "Scheduled Black-out Period" means the period from and including the thirtieth day prior to the last day of a fiscal quarter of the Company to and including the business day after the day on which the Company publicly releases its earnings for such fiscal quarter, or such shorter period that is commensurate with the black-out period applicable to the Company's directors from time to time.

    (8)   "Selling Expenses" means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders' Counsel included in Registration Expenses), other than $25,000 of fees and disbursements of Holders' Counsel, which shall be reimbursed by the Company pursuant to Section 4.6(b).

(m)   At any time, any holder of Securities (including any Holder) may elect to forfeit its rights set forth in this Section 4.6 from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Sections 4.6(a)(4)-(6) in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder's rights or obligations under Section 4.6(f) with respect to any prior registration or

Pending Underwritten Offering.  "Pending Underwritten Offering" means, with respect to any Holder forfeiting its rights pursuant to this Section 4.6(m), any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section4.6(a)(2) or 4.6(a)(4) prior to the date of such Holder's forfeiture.

4.7   Gross-Up Rights.

(a)   Sale of New Securities.  For so long as the Investors collectively, together with their Affiliates, (A) prior to the Second Closing, has not sold Common Shares in an amount, individually or in the aggregate, that would result in the Investors collectively, together with their Affiliates, Beneficially Owning less than 5% of the outstanding shares of Common Stock and (B) on or after the Second Closing, owns 6.0% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which the securities of the Company owned by the Investors are directly or indirectly convertible or exercisable and excluding as shares owned and outstanding all Common Shares issued by the Company after the Second Closing Date other than as contemplated by this Agreement) (before giving effect to any issuances triggering provisions of this Section), if, at any time after the date hereof, the Company makes any public or nonpublic offering or sale of any equity security (including Common Stock, preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity or that includes an equity component (such as, an "equity kicker") (including any hybrid security) (any such security, a "New Security") (other than (i) any Common Stock or other securities (1) issuable upon the exercise or conversion of any securities of the Company issued or agreed to be issued as of the date hereof (2) issuable pursuant to the transactions contemplated by this Agreement; (ii) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company's stock incentive plans approved by the Board of Directors or the issuance of stock pursuant to the Company's employee stock purchase plan approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case in the ordinary course of providing incentive compensation; or (iii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction), then the Investors shall be afforded the opportunity to acquire from the Company for the same price (net of any underwriting discounts or sales commissions) and on the same terms (except that, to the extent permitted by law and the Certificate of Incorporation and bylaws of the Company, the Investors may elect to receive such securities in nonvoting form, convertible into voting securities in a widely dispersed or public offering) as such securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate Common Stock-equivalent interest in the Company immediately prior to any such issuance of New Securities.  The amount of New Securities that the Investors shall be entitled to purchase in the aggregate shall be determined by multiplying (x) the total number or principal amount of such offered New Securities by (y) a fraction, the numerator of which is the number of shares of Common Stock held by the Investors, and the denominator of which is the number of shares of Common Stock then outstanding.

(b)   Notice.  In the event the Company proposes to offer or sell New Securities, it shall give the Investors written notice of its intention, describing the price (or range of prices),

anticipated amount of securities, timing, and other terms upon which the Company proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than two business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company proposes to pursue any other offering.  Each Investor shall have 7 business days from the date of receipt of such a notice to notify the Company in writing that it intends to exercise its rights provided in this Section 4.7 and, as to the amount of New Securities the Investor desires to purchase, up to the maximum amount calculated pursuant to Section 4.7(a).  Such notice shall constitute a nonbinding indication of interest of the Investor to purchase the amount of New Securities so specified at the price and other terms set forth in the Company's notice to it.  The failure of an Investor to respond within such 7 business day period shall be deemed to be a waiver of such Investor's rights under this Section 4.7 only with respect to the offering described in the applicable notice.

(c)   Purchase Mechanism.  If an Investor exercises its rights provided in this Section 4.7, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place within 20 calendar days after the giving of notice of such exercise, which period of time shall be extended for a maximum of 120 days in order to comply with applicable laws and regulations (including receipt of any applicable regulatory or shareholder approvals).  The Company and any Investor participating in any such transaction agrees to use commercially reasonable efforts to secure any regulatory or shareholder approvals or other consents, and to comply with any law or regulation necessary in connection with the offer, sale and purchase of, such New Securities; provided, however, that nothing herein shall require an Investor to consummate such a transaction if doing so would result in the Investor, together its Affiliates to be deemed for purposes of the BHC Act or the CBC Act to own 10% or more of any class of voting securities of the Company or to otherwise control the Company.

(d)   Failure of Purchase.  In the event that an Investor fails to exercise its rights provided in this Section 4.7 within said 7 business day period or, if so exercised, the Investor is unable to consummate such purchase within the time period specified in Section 4.7(c) because of the Investor's failure to obtain any required regulatory or shareholder consent or approval, the Company shall thereafter be entitled (during the period of 45 days following the conclusion of the applicable period) to sell or enter into an agreement (pursuant to which the sale of the New Securities covered thereby shall be consummated, if at all, within 30 days from the date of said agreement) to sell the New Securities not elected to be purchased pursuant to this Section 4.7 by the Investor or which the Investor is unable to purchase because of such failure to obtain any such consent or approval, at a price and upon terms no more favorable in the aggregate to the purchasers of such securities than were specified in the Company's notice to the Investor.  Notwithstanding the foregoing, if such sale is subject to the receipt of any regulatory or shareholder approval or consent or the expiration of any waiting period, the time period during which such sale may be consummated shall be extended until the expiration of five business days after all such approvals or consents have been obtained or waiting periods expired, but in no event shall such time period exceed 120 days from the date of the applicable agreement with respect to such sale.  In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said 45-day period (or sold and issued New Securities in accordance with the foregoing within 30 days from the date of said agreement (as such period may be extended in the manner described above for a period not to exceed 120 days from the date of said agreement)), the Company shall not thereafter offer, issue or sell such New Securities without first offering such securities to the Investors in the manner provided above.

(e)   Non-Cash Consideration.  In the case of the offering of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors; provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities.

(f)   Cooperation.  The Company and the Investor shall cooperate in good faith to facilitate the exercise of the Investor's rights under this Section 4.7, including to secure any required approvals or consents.

4.8   Anti-Takeover Matters; Takeover Laws; No Rights Triggered.  If any Takeover Law may become, or may purport to be, applicable to the transactions contemplated or permitted by this Agreement, the Company and the members of the Board of Directors shall grant such approvals and take such actions as are necessary so that the transactions contemplated or permitted by this Agreement and the Other Securities Purchase Agreements may be consummated, as promptly as practicable, on the terms contemplated by this Agreement and the other respective Transaction Documents, as the case may be, and otherwise act to eliminate or minimize the effects of any Takeover Law on any of the transactions contemplated or permitted by this Agreement and the Other Securities Purchase Agreements.

(a)   New Jersey Business Combination Statute; Article XIII of the Certificate of Incorporation.  The Board of Directors has duly adopted an irrevocable resolution as follows (the "Business Combination Exemption Resolution"):

"RESOLVED, that pursuant to Sections 14A:10A-1 through 10A-6 of the New Jersey Business Corporation Act (the "NJBCA") and Article XIII of the Certificate of Incorporation ("Article XIII"), the Board of Directors of the Corporation, for the specific purpose of establishing an irrevocable exemption from Sections 14A:10A-1 through 10A-6 of the NJBCA and Article XIII, hereby approves thereunder (i) the entering into, and all of the transactions relating to and contemplated or permitted by, the Securities Purchase Agreement, between the Corporation and the Investors, including, without limitation, (A) the assignment of any rights thereunder, (B) any person or entity becoming an "interested shareholder" as defined in each of Sections 14A:10A-1 through 10A-6 of the NJBCA and Article XIII including, without limitation, the Investors, any present or future affiliates or associates of the Investors, and any assignees of the foregoing (whether individually or in another capacity) (collectively, the "Covered Persons") and (C) the transfer of any shares of common stock or other securities of the Corporation in accordance with the terms and conditions of the Securities Purchase Agreement, (ii) any transaction in which any Covered Person becomes an "interested shareholder" as defined in Sections 14A:10A-1 through

10A-6 of the NJBCA or Article XIII or acquires additional shares of common stock or other securities of the Corporation thereafter and (iii) any "business combination" as defined in Sections 14A:10A-1 through 10A-6 of the NJBCA or Article XIII involving any Covered Person, including, without limitation, the exercise of the rights afforded under Section 4.7 of the Securities Purchase Agreement."

(b)   Business Combination Exemption. The Company represents that the Business Combination Exemption Resolution adopted by the Company is a valid action of the Board of Directors of the Company, binding on the Company, and constitutes a valid and irrevocable exemption by the Company from Sections 14A:10A-1 through 10A-6 of the NJBCA and Article XIII of the Certificate of Incorporation as to any transaction, person or entity described in such resolution..

4.9   Additional Regulatory Matters.

(a)   The Company and the Investors agree to cooperate and use their reasonable best efforts to ensure that neither the Investors nor any of their Affiliates will be deemed to control the Company for purposes of the CBC Act or otherwise be deemed a "bank holding company" for purposes of the BHC Act.

(b)   The Company shall not knowingly take any action that would reasonably be expected to pose a substantial risk that the Investors or any of their Affiliates would be deemed to control the Company for purposes of the CBC Act or otherwise be deemed a "bank holding company" for purposes of the BHC Act, including undertaking any redemption, recapitalization, or repurchase of Common Stock, of securities or rights, options, or warrants to purchase Common Stock, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for Common Stock in each case, where the Investor is not given the right to participate in such redemption, recapitalization, or repurchase to the extent of the Investor's pro rata proportion.

(c)   Notwithstanding anything in this Agreement to the contrary, in no event shall the Investors or any of their Affiliates, principal, shareholder, member, partner, director, officer, or employee of the Investor be required: (1) to become a "bank holding company" within the meaning of the BHC Act, a "savings and loan holding company" within the meaning of the Home Owners' Loan Act, or a similarly regulated entity under any similar or successor law; (2) to support or maintain the capital, liquidity, or financial condition of the Company or a Company Subsidiary (other than through the investment on the terms expressly stated herein); (3) to modify or limit its operations, investments, or commercial practices (other than with respect to relationships with the Company or the Company Subsidiaries); (4) to modify or limit its governance, ownership, legal structure, accounting, or compensation arrangements; (5) to become subject to or otherwise permit or accept any other condition, limitation, restriction, requirement, or restraint imposed by any bank regulatory authority on the Investor, the Company or any of their respective Affiliates in connection with the transactions contemplated herein that would, in the reasonable and good faith judgment of the Investor, materially and adversely affect the anticipated benefits or burdens of the transactions contemplated herein; (6) to propose, undertake, agree to or accept any of the items described in clauses (1) through (5) as a condition to receiving any regulatory or governmental approval, consent, waiver or non-objection (each of clauses (1) through (6), a "Burdensome Condition").

4.10   MFN Provision.  If the Company, in connection with the Other Private Placements, enters into an agreement that contains terms more favorable to any investor than the terms provided to the Investors under this Agreement, then the Company will modify or revise the terms of this Agreement in order for the transaction contemplated hereby to reflect any more favorable terms provided to any other investor in connection with the Other Private Placements or otherwise; provided however, in no event shall the Investors be accorded any Board nominee(s) or Board member appointments.

4.11   Corporate Opportunities.  To the fullest extent permitted by applicable law or regulation, including but not limited to the laws and regulations of the State of New Jersey, neither the Investors nor any of their Affiliates or Persons associated with the Investors, nor the Board Observer shall be obligated to refer or present any particular business opportunity to the Company or the Company Bank.  An Investor shall have the right to take such opportunity for its own account (individually or as a partner, shareholder, member, participant or fiduciary) or recommend to others such particular opportunity, unless such opportunity is presented to the Board Observer as a business opportunity for the Company or the Company Bank or the Board Observer learns of such opportunity in his capacity as a director or Board Observer, even if such opportunity is of a character that, if referred or presented to the Company or the Company Bank, as applicable, could be taken by the Company or the Company Bank, as applicable; provided that in the case where such opportunity is presented to the Board Observer as a business opportunity for the Company or the Company Bank or the Board Observer learns of such opportunity in his capacity as a director or Board Observer, such Board Observer shall present such business opportunity to the Company or the Company Bank, as applicable, and if the Company or the Company Bank, as applicable, does not decide to pursue such business opportunity within 30 days of notice thereof, or subsequently determines to abandon the pursuit of such business opportunity, the Board Observer (and the Investors or their Affiliates or other Persons associated with them) shall have the right to take for their own account or to recommend to others such business opportunity.  Notwithstanding anything to the contrary herein, this Section 4.11 shall not be applicable to any business opportunity with respect to the acquisition of or investment in a depository institution headquartered in the State of New Jersey, it being understood and agreed that, for the avoidance of doubt, nothing herein shall require an Investor or any of its Affiliates or Persons associated with an Investor, nor the Board Observer, to refer any business opportunity to the Company or the Company Bank which it is not required to refer under applicable law.

4.12   Transfer Restrictions.

(a)   Except as otherwise permitted in this Agreement, the Investors will not transfer, sell, assign or otherwise dispose of ("Transfer") any Securities acquired pursuant to this Agreement, except that following the date that is eighteen months from the First Closing Date, an Investor may Transfer any or all of the Securities owned by the Investor from time to time, and the restrictions under this Section 4.12 shall be of no further force and effect.

(b)   Notwithstanding Section 4.12(a), the Investors shall be permitted to Transfer any portion or all of their Securities at any time under the following circumstances:

    (1)   Transfers to (A) any Affiliate of an Investor (including without limitation any Affiliated fund) or any person or entity under common control with the Investor's ultimate parent, general partner or investment advisor (any such transferee shall be included in the term "Investor") or (B) any limited partner or shareholder of the Investor or limited partner or shareholder of the Investor's Affiliates (each, a "Permitted Transferee"), but in each case only if the transferee agrees in writing for the benefit of the Company (with a copy thereof to be furnished to the Company) to be bound by the terms of this Agreement.

    (2)   Transfers pursuant to a merger, tender offer or exchange offer or other business combination, acquisition of assets or similar transaction or change of control involving the Company or any Company Subsidiaries; provided that such transaction has been approved by the Board of Directors.

    (3)   In the event that, as a result of (A) any share repurchases, recapitalizations, redemptions or similar actions by the Company not caused by the Investors or (B) any change in the amount of Securities held by an Investor resulting from adjustment or exchange provisions or other terms of the Securities, the Investor reasonably determines, based on the advice of legal counsel, that unless it disposes of all or a portion of its Securities, it or any of its Affiliates could reasonably be deemed to "control" the Company for purposes of the BHC Act, CIBCA or any rules or regulations promulgated thereunder (or any successor provision), then the Investors shall be permitted to Transfer the portion of the Securities reasonably necessary to avoid such control determination.

    (4)   Transfers upon the exercise of its rights described under "Tag-Along Rights" in Exhibit D, to the extent provided for in such agreement.

4.13   Standstill.  For so long as the Investors collectively, together with their Affiliates, owns 5% or more of all of the outstanding shares of Common Stock (counting for such purposes all shares of Common Stock into or for which the securities of the Company owned by the Investors and their Affiliates are directly or indirectly convertible or exercisable and excluding as shares owned and outstanding all Common Shares issued by the Company after the Second Closing Date other than as contemplated by this Agreement), neither the Investors nor any of their Affiliates shall in any way acquire, offer or propose to acquire or agree to acquire, other than as specifically contemplated in the Transaction Documents, Beneficial Ownership of any voting securities of the Company if such acquisition would result in the Investors collectively, togethet with their Affiliates having Beneficial Ownership of more than 9.9% of the outstanding shares of Common Stock of the Company (for the avoidance of doubt, for purposes of calculating the Beneficial Ownership of the Investors and their Affiliates hereunder, (x) any security that is convertible into, or exercisable for, any such voting securities or Common Stock that is Beneficially Owned by the Investors or their Affiliates shall be treated as fully converted or exercised in accordance with its terms, as the case may be, into the underlying voting securities or Common Stock, and (y) any security convertible into, or exercisable for, the Common Stock that is Beneficially Owned by any person other than the Investors or any of their Affiliates shall not be taken into account).

4.14   Information Rights.  Each Investor will have the right to consult with management of the Company and its Company Bank and inspect, have access to and receive audited and unaudited financial statements, annual budgets and other financial, operations or general information, including advance notification of and consultation with respect to significant corporate actions, with respect to the Company or the Company Bank as and when such Investor shall reasonably request.

ARTICLE V

Termination

5.1   Termination.  This Agreement may be terminated prior to the First Closing:

(a)   by mutual written consent of the Investors and the Company;

(b)   by the Company, upon written notice to the Investors, in the event that the conditions of the First Closing set forth in Section 1.2(c)(2) are not satisfied on or before October 31, 2010; provided, however, that the right to terminate this Agreement pursuant to this Section 5.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(c)   by the Investors, upon written notice to the Company, in the event that the conditions of the First Closing set forth in Section 1.2(c)(1) are not satisfied on or before October 31, 2010; provided, however, that the right to terminate this Agreement pursuant to this Section 5.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(d)   by the Company or the Investors, upon written notice to the other, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable;

(e)   by the Investors, if the Investors or any of their Affiliates receives written notice from or is otherwise advised by a Governmental Entity that it will not grant (or intends to rescind or revoke if previously approved) any regulatory approval required to consummate the transactions contemplated hereby or receives written notice from such Governmental Entity that it will not grant such approval on the terms contemplated by this Agreement without imposing any Burdensome Condition;

(f)   by the Investors, if a "change in control" within the meaning of any Benefit Plan occurs on or after the date hereof but prior to the First Closing Date.

5.2   Effects of Termination.  In the event of any termination of this Agreement as provided in Section 5.1, this Agreement (other than Section 3.2, Section 4.5, this Section 5.2 and Article VI (other than Section 6.1) and all applicable defined terms, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for willful breach of this Agreement.

5.3   Second Closing Termination.  Notwithstanding anything to the contrary herein, in the event that the conditions of the Second Closing set forth in Section 1.2(d) are not satisfied on or before December 31, 2010 (the "Second Closing Termination Date"), either party shall have the right, upon written notice to the other, to terminate the parties’ obligations to consummate the Second Closing, in which event the Company shall have no obligation to the Investors to issue the Series B Preferred Shares to be issued at the Second Closing and the Investors shall have no obligation to the Company to pay the Second Purchase Price (a "Second Closing Termination"); provided, however, that the right to cause a Second Closing Termination pursuant to this Section 5.3 shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Second Closing to occur on or prior to the Second Closing Termination Date.  For the avoidance of doubt, a Second Closing Termination shall not result in the termination of this Agreement.

ARTICLE VI

Miscellaneous

6.1   Survival.  Each of the representations and warranties set forth in this Agreement shall survive the Closing under this Agreement but only for a period of 18 months following the Second Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period) and thereafter shall expire and have no further force and effect; provided that the representations and warranties in Section 2.2(c) shall survive indefinitely and the representations and warranties in Sections 2.2(i) shall survive until 90 days after the expiration of the applicable statutory periods of limitations.  Except as otherwise provided herein, all covenants and agreements contained herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative.

6.2   Amendment.  No amendment or waiver of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.

6.3   Waivers.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The conditions to each party's obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.  No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

6.4   Counterparts and Facsimile.  For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

6.5   Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  The parties hereto irrevocably and unconditionally agree that any suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the parties agree to submit to the jurisdiction of, and to venue in, such courts.

6.6   Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.7   Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered as follows:

(a)   If to the Investors:

Siguler Guff & Company, LP
825 Third Avenue
New York, NY 10022
Attn:
Facsimile:   (212) 332-5100

with copies to:

Michael Doherty, Esq.
Ropes & Gray
1211 Avenue of the Americas
New York, NY 10036-8704
Phone: 212-497-3612

and

    If to the Company:

Sun Bancorp, Inc.
226 Landis Avenue
Vineland, New Jersey 08360
Attn:  Chief Executive Officer
Facsimile:  (856) 691-9187

with a copy to:

Malizia Spidi & Fisch, PC
1227 25th Street, N.W.
Suite 200 West
Washington, D.C. 20037
Attn:  John J. Spidi
Facsimile:  (202) 434-4661

6.8   Entire Agreement, Etc.  This Agreement (including the Exhibits, Schedules, and Disclosure Schedule hereto) and the other documents referred to herein constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof; the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and their permitted assigns.  For the avoidance of doubt, the Company agrees that the Investors may assign its rights and obligations under this Agreement, in whole or in part, to one or more Affiliates, parallel investment funds, co-investment funds or successor investment funds and that such assignees shall be included in the term "Investor".

6.9   Other Definitions.  Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time.  All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.  When used herein:

    (1)   the term "subsidiary" means those corporations, banks, savings banks, associations and other persons of which such person owns or controls 25% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities as to each of which 25% or more of the outstanding equity securities is owned directly or indirectly by its parent or otherwise controlled by such parent and any entity that would be a "subsidiary" for purposes of the BHC Act; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity;

    (2)   the term "Affiliate" means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person.  For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise or for purposes of the BHC Act or the CBC Act;

    (3)   the word "or" is not exclusive;

    (4)   the words "including," "includes," "included" and "include" are deemed to be followed by the words "without limitation";

    (5)   the terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

    (6)   the words "it" or "its" are deemed to mean "him" or "her" and "his" or "her", as applicable, when referring to an individual;

    (7)   "business day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or the State of New Jersey generally are authorized or required by law or other governmental actions to close;

    (8)   "person" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act;

    (9)   "Beneficially Own," "Beneficial Owner" and "Beneficial Ownership" are defined in Rules 13d-3 and 13d-5 of the Exchange Act; and

    (10)   "knowledge of the Company" or "Company's knowledge" means the actual knowledge after due inquiry of the executive officers of the Company.

6.10   Captions.  The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

6.11   Severability.  If any provision of this Agreement or the application thereof to any person (including the officers and directors of the Investors and the Company) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

6.12   No Third-Party Beneficiaries.  Nothing contained in this Agreement, expressed or implied, is intended to confer or shall confer upon any person other than the express parties hereto, any benefit right or remedies, except that the provisions of Sections 4.2, 4.3, 4.5, 4.6 and 4.7 shall inure to the benefit of the persons referred to in those Sections, including any Holders.  The representations and warranties set forth in Article II and the covenants set forth in Articles III and IV have been made solely for the benefit of the parties to this Agreement and (a) may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (b) have been qualified by reference to the Disclosure Schedule of each party, each of which contains certain disclosures that are not reflected in the text of this Agreement; and (c) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company.

6.13   Public Announcements.  Subject to each party's disclosure obligations imposed by law or regulation, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement or the Other Securities Purchase Agreements, and no party hereto will make any such news release or public disclosure without first consulting with the other party hereto and receiving its consent (which shall not be unreasonably withheld, conditioned, or delayed), and each party shall coordinate with the other with respect to any such news release or public disclosure.

6.14   Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms.  It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

*  *  *

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

SUN BANCORP, INC.

By:	/s/ Thomas X. Geisel
	Name:	Thomas X. Geisel
	Title:	President & CEO

Maycomb Holdings II, LLC
By:	Siguler Guff DOF II CP, LLC
Its:	Managing Member

By:	/s/ Kenneth Burns
Title	Managing Director

Maycomb Holdings III, LLC
By:	Siguler Guff DOF III GP, LLC
Its:	Managing Member

By:	/s/ Kenneth Burns
Title	Managing Director

Siguler Guff Distressed Opportunities Fund IV, LP
By:	Siguler Guff DOF IV GP, LOLC
Its:	General Partner

By:	/s/ Kenneth Burns
Title:	Managing Director

Siguler Guff Distressed Opportunities Fund IV (T), LP
By:	Siguler Guff DOF IV GP, LLC
Its:	General

By:	/s/ Kenneth Burns
Title:	Managing Director

[Signature Page to Securities Purchase Agreement]

APPENDIX E

FORM OF SECURITIES PURCHASE AGREEMENT dated as of July 7, 2010 between Sun Bancorp, Inc. and __________________

Page

ARTICLE I

Purchase; Closings

1.1	Purchase
1.2	Closings
1.3	Second Closing Adjustments

ARTICLE II

Representations and Warranties

2.1	Disclosure
2.2	Representations and Warranties of the Company
2.3	Representations and Warranties of the Investor

ARTICLE III Covenants

3.1	Filings; Other Actions
3.2	Expenses
3.3	Access, Information and Confidentiality
3.4	Conduct of the Business
3.5	Reasonable Efforts
3.6	Company Forbearances

ARTICLE IV

Additional Agreements

4.1	Legend
4.2	Piggyback Registration Rights
4.3	Additional Regulatory Matters.
4.4	Transfer Restrictions.
4.5	Standstill Agreement.

ARTICLE V

Termination

5.1	Termination.
5.2	Effects of Termination.

ARTICLE VI
Miscellaneous
6.1	Survival
6.2	Amendment
6.3	Waivers
6.4	Counterparts and Facsimile
6.5	Governing Law
6.6	Waiver of Jury Trial
6.7	Notices
6.8	Entire Agreement, Etc.
6.9	Other Definitions
6.10	Captions
6.11	Severability
6.12	No Third-Party Beneficiaries
6.13	Public Announcements
6.14	Specific Performance

LIST OF EXHIBITS

Exhibit A	Form of Series B Certificate
Exhibit B:	Form of Officer’s Certificate from the Company

SECURITIES PURCHASE AGREEMENT, DATED AS OF JULY 7, 2010 (THIS
“AGREEMENT”), BETWEEN SUN BANCORP, INC., A NEW JERSEY
CORPORATION (THE “COMPANY”), AND __________________(THE “INVESTOR”).

RECITALS:

A.           The Investment.  The Company intends to sell to the Investor, and the Investor intends to purchase from the Company, as an investment in the Company, the securities as described herein.  The securities to be purchased at the first closing are __________ shares of common stock, par value $1.00 per share, of the Company (the “Common Stock” or “Common Shares”).  The securities to be purchased at the second closing, subject to adjustment as of the date of the second closing in accordance with the terms hereof, are _________ shares of Series B Mandatorily Convertible Non-Voting Cumulative Preferred Stock, par value $1.00 per share, of the Company, having the terms set forth on Exhibit A (the “Series B Preferred Stock” or “Series B Preferred Shares”)

B.           The Securities.  The term “Securities” refers collectively to (i) the shares of Common Stock and Series B Preferred Stock purchased under this Agreement and (ii) any securities (including shares of Common Stock) into which any of the foregoing are converted, exchanged or exercised in accordance with the terms thereof and this Agreement.  When issued, the Series B Preferred Stock will have the designations, relative rights, preferences and limitations set forth in the certificate of designations, substantially in the form attached as Exhibit A (the “Series B Certificate”), made a part of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), by filing the Series B Certificate with the Secretary of State of the State of New Jersey (the “New Jersey Secretary”).

C.           Additional Private Placements.  Concurrently with the first closing hereunder, the Company has agreed to sell Common Shares in private placements to the other investors listed in Section 1.2(a) of the Disclosure Schedule (the “Other Private Placements”) under separate securities purchase agreements (the “Other Securities Purchase Agreements”), with the closing of such transactions to occur simultaneously with the first closing hereunder.

D.           Transaction Documents.  The term “Transaction Documents” refers to this Agreement, the Other Securities Purchase Agreements, the Series B Certificate and the Investor/Brown Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

ARTICLE I
Purchase; Closings

1.1   Purchase.

On the terms and subject to the conditions set forth herein, the Investor will purchase from the Company, and the Company will issue and sell to the Investor, a number of shares of Common Stock and Series B Preferred Stock as set forth herein.

1.2   Closings.

The transactions contemplated hereby will occur over two closings.

(a)   First Closing.

(1)    Subject to the satisfaction (or, where permissible, waiver) of the conditions to closing set forth in Section 1.2(c), the first closing (the “First Closing”) shall take place at a time and date as shall be agreed upon by the parties hereto, but in no event later than the third business day after the date of satisfaction or waiver of the last of the conditions specified in Section 1.2(c), at the offices of Malizia Spidi & Fisch, PC located at 1227 25th Street, N.W., Washington, D.C.  20037, or such other date or location as agreed by the parties in writing.  The date of the First Closing is referred to as the “First Closing Date.”

(2)   Subject to the satisfaction of the conditions described in Section 1.2(c), at the First Closing, the Company will deliver to the Investor one or more certificates bearing the appropriate legends herein provided for and free and clear of all Liens representing __________ shares of Common Stock (the “Initial Purchased Shares”) against payment by the Investor of $_________ (the “Initial Purchase Price”) by wire transfer of immediately available United States funds to a bank account designated by the Company.

(b)   Second Closing.

(1)   Subject to the satisfaction (or, where permissible, waiver) of the conditions to closing set forth in Section 1.2(d), the second closing (the “Second Closing”) shall take place at a time and date as shall be agreed upon by the parties hereto, but in no event later than the third business day after the date of satisfaction or waiver of the last of the conditions specified in Section 1.2(d), at the offices of Malizia Spidi & Fisch, PC, 1227 25th Street, N.W., Washington, D.C.  20037, or such other date or location as agreed by the parties in writing.  The date of the Second Closing is referred to as the “Second Closing Date.”

(2)   Subject to the satisfaction of the conditions described in Section 1.2(d), at the Second Closing, the Company will deliver to the Investor (i) one or more certificates bearing the appropriate legends herein provided for and free and clear of all Liens representing _________ shares of Series B Preferred Stock against payment by the Investor of $_________ (the “Second Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”) by wire transfer of immediately available United States funds to a bank account designated by the Company; provided, that if the Second Common Shares, together with the Common Shares issued at the First Closing and the shares of Common Stock issuable upon the conversion of the Series B Preferred Shares (the “Conversion Shares”) would cause the Investor or its Affiliates to be deemed for purposes of the BHC Act to own 25% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company, then the number of Series B Preferred Shares to be purchased at the Second Closing shall be reduced to the highest number of Series B Preferred Shares at a purchase price per share of $1,000 (and the Second Purchase Price and the Purchase Price shall be reduced accordingly) such that the Investor will not be deemed for purposes of the BHC Act to own 25% or more of the outstanding shares of any class of voting securities of the Company or to otherwise control the Company.  Any determinations under the proviso of the preceding sentence shall take into account the appropriate regulatory treatment of convertible securities.

(c)   Conditions to First Closing.

(1)   The obligation of the Investor to consummate the First Closing is subject to the fulfillment prior to or contemporaneously with the First Closing of each of the following conditions:

(i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the First Closing or shall prohibit or restrict the Investor or its Affiliates from owning, voting, or, subject to the receipt of the Shareholder Approvals (defined below), converting or exercising, any securities of the Company in accordance with the terms thereof and no lawsuit shall have been commenced by any court, administrative agency, or governmental or regulatory authority or instrumentality, whether federal, state, local or foreign, or any industry self-regulatory organization (each, a “Governmental Entity”) or third party seeking to effect any of the foregoing;

(ii)   the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date hereof and as of the First Closing (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all respects as of such date);

(iii)   the Company shall have performed in all material respects all obligations required to be performed by it at or prior to or contemporaneously with the First Closing under this Agreement;

(iv)    the Company shall have delivered to the Investor a duly executed Officer’s Certificate in the form set forth in Exhibit B hereto;

(v)    the Company shall have caused the shares of Common Stock issuable at the First Closing and the Second Closing, as well as the

Conversion Shares, to be approved for listing on the NASDAQ Global Select Market (“NASDAQ”), subject to official notice of issuance;

(2)   The obligation of the Company to consummate the First Closing is subject to the fulfillment prior to or contemporaneously with the First Closing of each of the following conditions:

(i)   the representations and warranties of the Investor set forth in Section 2.3 of this Agreement shall be true and correct in all respects as of the date hereof and as of the First Closing (except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct in all respects as of such date);

(ii)   the Company and the Investor shall have obtained the approvals and authorizations of, filings and registrations with, and notifications to, and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, required to consummate the First Closing;

(iii)   the Investor shall have performed all obligations required to be performed by it at or prior to the First Closing under this Agreement; and

(iv)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the First Closing and no lawsuit shall have been commenced by any Governmental Entity seeking to effect any of the foregoing.

(d)   Conditions to Second Closing.

(1)   The obligation of the Investor to consummate the Second Closing is subject to the fulfillment prior to or contemporaneously with the Second Closing of each of the following conditions:

(i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Second Closing or shall prohibit or restrict the Investor or its Affiliates from owning, voting, or, subject to the receipt of the Shareholder Approvals, converting or exercising, any securities of the Company in accordance with the terms thereof and no lawsuit shall have been commenced by any Governmental Entity or third party seeking to effect any of the foregoing;

(ii)   the Company shall have performed in all material respects all obligations required to be performed by it at or prior to or contemporaneously with the Second Closing under this Agreement;

    (iii)    the Series B Certificate shall have been filed with the New Jersey Secretary and shall be in full force and effect;

(iv)   the Company and the Investor shall have made or obtained any application, notice, filing, approval, consent, non-objection, or exemption as may be required to, from, or by any Governmental Entity in order to consummate the transactions contemplated by the Transaction Documents to be completed at the Second Closing;

(2)   The obligation of the Company to consummate the Second Closing is subject to the fulfillment prior to or contemporaneously with the Second Closing of each of the following conditions:

(i)   no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the Second Closing and no lawsuit shall have been commenced by any Governmental Entity seeking to effect any of the foregoing;

(ii)   the Investor shall have performed all obligations required to be performed by it at or prior to or contemporaneously with the Second Closing under this Agreement; and

(iii)   the Company and the Investor shall have obtained the approvals and authorizations of, filings and registrations with, and notifications to, and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, required to consummate the Second Closing.

1.3   Second Closing Adjustments.

(a)   In the event that, at or prior to the Second Closing, (i) the number of shares of Common Stock or securities convertible into or exercisable for shares of Common Stock issued and outstanding is changed as a result of any reclassification, stock split (including reverse stock split), stock dividend or distribution (including any dividend or distribution of securities convertible or exchangeable into or exercisable for shares of Common Stock), merger, tender or exchange offer or other similar transaction, or (ii) the Company fixes a record date that is at or prior to the Second Closing Date for the payment of any non-stock dividend or distribution on the Common Stock other than any Ordinary Cash Dividends (as defined below), then at the Investor’s option, which may be exercised in the Investor’s sole discretion, the number of shares of Common Stock to be issued to the Investor at the Second Closing under this Agreement shall be equitably adjusted and/or the shares of Common Stock to be issued to the Investor at the Second Closing under this Agreement shall be equitably substituted with shares of other stock or securities or property (including cash), in each case, to provide the Investor with substantially the same economic benefit from this Agreement as the Investor had prior to the applicable transaction.  Notwithstanding anything in this Agreement to the contrary, in no event shall the Purchase Price or any component thereof be changed by the foregoing.  “Ordinary Cash Dividends” means a regular quarterly cash dividend out of surplus or net profits legally available therefor (determined in accordance with generally accepted accounting principles, consistently applied) and consistent with past practice.

(b)   In the event that, at or prior to the Second Closing, there occurs any transaction that would result in any adjustment or give rise to any right under Section 10 of the Series B Certificate with respect to Series B Preferred Stock, if the Series B Certificate had been filed with the State of New Jersey and was in full force and effect, then at the Investor’s option, which may be exercised in the Investor’s sole discretion, the number of shares of Series B Preferred Stock to be issued to the Investor at the Second Closing under this Agreement shall be equitably adjusted and/or the shares of Series B Preferred Stock to be issued to the Investor at the Second Closing under this Agreement shall be equitably substituted with shares of other stock or securities or property (including cash), in each case, to provide the Investor with substantially the same economic benefit as the Investor would have had if the Series B Certificate had been filed with the State of New Jersey and were in full force and effect and the Investor had held Series B Preferred Stock at the time of the applicable transaction.  Notwithstanding anything in this Agreement to the contrary, in no event shall the Purchase Price or any component thereof be changed by the foregoing.

(c)   Notwithstanding anything in this Agreement to the contrary, the Company shall not directly or indirectly effect or cause to be effected any transaction with a third party that would reasonably be expected to result in a Change in Control unless such third party shall have provided prior assurance in writing to the Investor (in a form that is reasonably satisfactory to the Investor) that the terms of this Agreement, including this Section 1.3, shall be fully performed (i) by the Company or (ii) by such third party if it is the successor of the Company or if the Company is its direct or indirect subsidiary.  For the avoidance of doubt, it is understood and agreed that, in the event that a Change in Control occurs prior to the Second Closing, the Investor shall maintain the right under this Agreement to acquire, pursuant to the terms and conditions of this Agreement, the securities to be acquired at the Second Closing (or such shares of stock or other securities or property (including cash) into which such securities may have become exchangeable as a result of such Change in Control), as if the Second Closing had occurred immediately prior to such Change in Control.

(1)   “Change in Control” means, with respect to the Company, the occurrence of any one of the following events:

(i) any person is or becomes a Beneficial Owner (other than the Investor and its Affiliates), directly or indirectly, of 50% or more of the aggregate number of the voting securities of the Company; provided, however, that the event described in this paragraph (i) will not be deemed a Change in Control by virtue of any holdings or acquisitions: (i) by the Company or any of the Company Subsidiaries, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of the Company Subsidiaries; provided that such holdings or acquisitions by any such plan (other than any plan maintained under Section 401(k) of the Internal Revenue Code of 1986, as amended) do not exceed 50% of the then outstanding voting securities of the Company, (iii)

by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction;

(ii)   the event described in paragraph (i) above in this definition of “Change in Control” (substituting all references to 50% in such clause for “24.9%”), and in connection with such event, individuals who, on the date of this Agreement, constitute the Board of Directors (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board of Directors; provided that any person becoming a director subsequent to the date of this Agreement whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the relevant party in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director (except that no individuals who were not directors at the time any agreement or understanding with respect to any Business Combination or contested election is reached shall be treated as Incumbent Directors for the purposes of paragraph (iii) below with respect to such Business Combination or this paragraph in the case of a contested election); provided, further, that the Investor Nominee will be treated as an Incumbent Director even if the person designated to be such Investor Nominee should change;

(iii)   the consummation of a merger, consolidation, statutory share exchange or similar transaction that requires adoption by the Company’s shareholders (a “Business Combination”), unless immediately following such Business Combination: (x) more than 50% of the total voting power of the corporation resulting from such Business Combination (the “Surviving Corporation”), or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by voting securities that were outstanding immediately before such Business Combination (or, if applicable, is represented by shares into which such voting securities were converted pursuant to such Business Combination), and (y) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time the Company’s Board of Directors approved the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (x) and (y) above will be deemed a “Non-Qualifying Transaction”);

(iv)   the shareholders of the Company approve a plan of liquidation or dissolution of the Company or a sale of all or substantially all of the Company’s assets; or

(v)   the Company has entered into a definitive agreement, the consummation of which would result in the occurrence of any of the events described in paragraphs (i) through (iv) of this definition.

ARTICLE II
Representations and Warranties

2.1   Disclosure.

(a)   On or prior to the date of this Agreement, the Company delivered to the Investor a schedule (“Disclosure Schedule”) setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 2.2 or to one or more of its covenants contained in Article III; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item in such schedule shall not be deemed an admission that such item represents a material exception or material fact, event, or circumstance or that such item has had or would reasonably be expected to have a Material Adverse Effect on the Company.

(b) “Material Adverse Effect” means, with respect to the Investor, only clause (2) that follows, or, with respect to the Company, both clauses (1) and (2) that follow, any circumstance, event, change, development or effect that, individually or in the aggregate (1) is or would reasonably be expected to be material and adverse to the financial position, results of operations, business, assets or liabilities, management or condition (financial or otherwise) of the Company and the Company Subsidiaries taken as a whole, or (2) would or would reasonably be expected to materially impair the ability of either the Investor or the Company, respectively, to perform its respective obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the transactions contemplated by this Agreement; provided, however, that in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in generally accepted accounting principles or regulatory accounting principles generally applicable to banks, savings associations or their holding companies, (B) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of the Investor, (C) changes, after the date hereof, in the market price or trading volumes of the Common Stock or the Company’s other securities (but not the underlying causes of such changes); (D) proposed changes or changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by Governmental Entities, (E) changes in general economic, monetary or financial conditions, including changes in prevailing interest rates, credit markets, secondary mortgage market conditions or housing price appreciation/depreciation trends, (F) the failure of the Company to meet any internal or public projections, forecasts, estimates or guidance (including guidance as to “earnings drivers”) for any period ending on or after December 31, 2009 (but not the underlying causes of such failure), and (G) changes in global or national political conditions, including the outbreak or escalation of war or acts of terrorism; except, with respect to any one or more of clauses (A), (D), (E) and (G), to the extent that the effects of such changes have a disproportionate effect on the Company and the

Company Subsidiaries, taken as a whole, relative to other banks, savings associations and their holding companies generally.

(c)   “Previously Disclosed” with regard to the Company (1) means information set forth on its Disclosure Schedule corresponding to the provision of this Agreement to which such information relates; provided that information which is reasonably apparent on its face that it relates to another provision of this Agreement, shall also be deemed to be Previously Disclosed with respect to such other provision and (2) includes information publicly disclosed by the Company in the Company Reports filed by it with or furnished to the U.S. Securities and Exchange Commission (the “SEC”) on or after January 1, 2010, including amendments thereto filed prior to the date hereof, and publicly available prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” or any other disclaimers that are non-specific or statements that are predictive or forward-looking in nature, and any exhibits thereto and documents incorporated by reference therein).

2.2   Representations and Warranties of the Company.

Except as Previously Disclosed, the Company represents and warrants as of the date of this Agreement and as of the First Closing Date (except to the extent made only as of a specified date, in which case as of such date) to the Investor that:

(a)   Organization and Authority.  The Company is a corporation duly organized and validly existing under the laws of the State of New Jersey, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on the Company and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted.  The Company is duly registered as a bank holding company under the BHC Act.  The Company has furnished or made available to the Investor, prior to the date hereof, true, correct and complete copies of the Certificate of Incorporation and the Company’s bylaws, in each case as amended through the date of this Agreement.

(b)   Company’s Subsidiaries.  The Company has Previously Disclosed a true, complete and correct list of all of its subsidiaries as of the date of this Agreement (individually, a “Company Subsidiary” and, collectively, the “Company Subsidiaries”).  All shares of the outstanding capital stock of each of the Company Subsidiaries are owned directly or indirectly by the Company.  No equity security of any Company Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, preemptive right, right to subscribe to, gross-up right, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such Company Subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Company Subsidiary is bound to issue additional shares of its capital stock, or any option, warrant or right to purchase or acquire any additional shares of its capital stock. All of the issued and outstanding shares of capital stock (or equivalent interests of entities other than corporations) of each of the Company Subsidiaries are duly authorized and validly issued, fully paid and, subject to 12 U.S.C. 55 (solely with respect to the Company Bank), nonassessable and are owned, directly or indirectly, by the Company free and clear of any lien, adverse right or claim, charge, option, pledge, covenant, title defect, security interest or other encumbrances of any kind (“Liens”) with respect thereto. Neither the Company nor any of the Company Subsidiaries is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of any Company Subsidiary.  Each Company Subsidiary is an entity duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of organization, and has corporate or other appropriate organizational power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted, except as would not reasonably be expected to have a Material Adverse Effect on the Company.  Except in respect of the Company Subsidiaries, the Company does not own beneficially, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.  The Company Bank is duly organized and validly existing as a national bank and its deposit accounts are insured by the Federal Deposit Insurance Corporation (the “FDIC”) to the fullest extent permitted by the Federal Deposit Insurance Act and the rules and regulations of the FDIC thereunder, and all premiums and assessments required to be paid in connection therewith have been paid when due.  The Company has furnished or made available to the Investor, prior to the date hereof, true, correct and complete copies of the articles of association and bylaws of the Company Bank as amended through the date of this Agreement.

(c)   Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, $1.00 par value per share (the “Company Preferred Stock”).  As of June 30, 2010, there were 23,482,136 shares of Common Stock outstanding and no shares of Company Preferred Stock outstanding.  From the date of this Agreement through the Second Closing Date, except pursuant to the Transaction Documents and the transactions contemplated hereby and thereby, the Company shall not have (i) issued or authorized the issuance of any shares of Common Stock or Company Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock (other than shares issued upon the exercise of Company Stock Options outstanding on the date of this Agreement and disclosed in the Company’s Disclosure Schedule), (ii) reserved for issuance any shares of Common Stock or Company Preferred Stock or (iii) repurchased or redeemed, or authorized the repurchase or redemption of, any shares of Common Stock or Company Preferred Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock.  As of the date hereof, there are (i) outstanding stock options issued under the Company’s 1997 Stock Option Plan, as amended and restated prior to the date hereof and as filed as exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “Company 10-K”), 2002 Stock Option Plan as filed as exhibit 10.3 to the Company 10-K, 2004 Stock-Based Incentive Plan, as amended and restated prior to the date hereof and as filed as exhibit 10.4 to the Company 10-K and the stock option plans assumed from prior acquisitions of the Company (together, the “Company Stock Option Plans”) to purchase an aggregate of 2,274,375 shares of the Common Stock ( (each, a “Company Stock Option”), (ii) an aggregate of 230,785 shares of restricted stock (“Company Restricted Stock”) outstanding under the Company Stock Option Plans and (iii) 1,024,391 shares of the Common Stock reserved for issuance under the Company Stock Option Plans and the Employee Stock Purchase Plan and the Directors Stock Purchase Plan.  Other than in respect of awards outstanding under or pursuant to the Company Stock Option Plans, no shares of Common Stock or Company Preferred Stock are reserved for issuance.  All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof.  Each Company Stock Option (i) was granted in compliance with all applicable laws and all of the terms and conditions of the Company Stock Option Plans pursuant to which it was issued, (ii) has an exercise price per share of Common Stock equal to or greater than the fair market value of a share of Common Stock on the date of such grant and (iii) has a grant date on or after the date on which the Board of Directors or compensation committee of the Board of Directors actually awarded such Company Stock Option.  Neither the Company nor any of its officers, directors, or employees is a party to any right of first refusal, right of first offer, proxy, voting agreement, voting trust, registration rights agreement, or shareholders agreement with respect to the sale or voting of any securities of the Company.  No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders of the Company may vote (“Voting Debt”) are issued and outstanding.  Except as set forth elsewhere in this Section 2.2(c), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, repurchase rights, commitments, or agreements of any character calling for the purchase or issuance of, or securities or rights convertible into or exchangeable or exercisable for, any shares of Common Stock or Company Preferred Stock or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of capital stock of the Company (including any rights plan or agreement).  The Company has Previously Disclosed all shares of Company capital stock that have been purchased, redeemed or otherwise acquired, directly or indirectly, by the Company or any Company Subsidiary since December 31, 2009 and all dividends or other distributions that have been declared, set aside, made or paid to the shareholders of the Company since that date.

(d)   Authorization.

(1)   The Company has the corporate power and authority to enter into and deliver this Agreement and the other Transaction Documents to which it is a party and, subject to obtaining the Shareholder Approvals (solely with respect to the conversion of the Series B Preferred Stock), to carry out its obligations hereunder and thereunder.  The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Company and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Securities in accordance with the terms of this Agreement and the increase in the authorized shares of the Company, have been duly authorized by the affirmative vote of at least a majority of the directors on the Board of Directors.  This Agreement and the Other Securities Purchase Agreements have been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by the Investor and the Other Securities Purchase Agreements by all investors party thereto, are valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations, fraudulent transfer or similar laws relating to or affecting creditors generally or by general equitable principles (whether applied in equity or at law).  No other corporate proceedings or approvals or authorizations by the Company of the Company shareholders are necessary for the execution and delivery by the Company of this Agreement and the other Transaction Documents to which it is a party, the performance by the Company of its obligations hereunder and thereunder or the consummation by the Company of the transactions contemplated hereby and thereby, except for the receipt of the Shareholder Approvals necessary to permit the conversion of the Series B Preferred Stock.  The only vote of the shareholders of the Company required to approve (i) the amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000 shares and (ii) the issuance of Common Shares and Conversion Shares for purposes of rule 5635 of NASDAQ’s listing rules to the Investor and the investors participating in the Other Private Placements is a majority of the votes cast on such proposal (such shareholder approvals, the “Shareholder Approvals”).  The Board of Directors has resolved that the transactions contemplated hereby and by the Other Securities Purchase Agreements are in the best interests of shareholders of the Company and has determined to unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne F. Koons, Ike Brown and Jeffrey S. Brown to the extent they are members of the Board of Directors) to the shareholders the approval of the actions with respect to the Shareholder Approvals.

(2)   Neither the execution, delivery and performance by the Company of this Agreement or the other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by the Company with any of the provisions of any of the foregoing, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or result in the loss of any benefit or creation of any right on the part of any third party under, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any Lien, upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of (A) its Certificate of Incorporation or bylaws (or similar governing documents) or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any ordinance, permit, concession, grant, franchise, law, statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of their respective properties or assets, except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches that are not material to the Company, individually or in the aggregate.

(3)   Other than the securities or blue sky laws of the various states and the filings, notices, approvals or clearances required under federal or state banking laws, no notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or expiration or termination of any statutory waiting period, is necessary for the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated by this Agreement or the other Transaction Documents to which it is a party.

(e)   Knowledge as to Conditions. Except as Previously Disclosed, as of the date of this Agreement, the Company knows of no reason relating to the Company or any Company Subsidiary why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation of the transactions contemplated by the Transaction Documents will not be obtained.

(f)   Financial Statements.  The Company has previously made available to the Investor copies of (i) the consolidated balance sheets of the Company as of December 31, 2009 and 2008 and related consolidated statements of income, shareholders’ equity and cash flows for the three years ended December 31, 2009, together with the notes thereto, certified by Deloitte & Touche LLP and included in the Company 10-K, as filed with the SEC, and (ii) the unaudited consolidated balance sheets of the Company as of March 31, 2010 and related consolidated statements of income, shareholders’ equity and cash flows for the period then ended, included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010 (collectively, the “Company Financial Statements”).  The Company Financial Statements, and the financial statements to be filed by the Company with the SEC after the date of this Agreement, (1) have been or will be prepared from, and are or will be in accordance with, the books and records of the Company and the Company Subsidiaries, (2) complied or will comply, as of their respective date of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (3) have been or will be prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis and (4) present or will present fairly in all material respects the consolidated financial position of the Company and the Company Subsidiaries at the dates set forth therein and the consolidated results of operations, changes in shareholders’ equity and cash flows of the Company and the Company Subsidiaries for the periods stated therein (subject to the absence of notes and year-end audit adjustments in the case of interim unaudited statements).

(g)   Reports.

(1)   Since December 31, 2007, the Company and each Company Subsidiary have filed all reports, registrations, documents, filings, statements and submissions together with any required amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the “Company Reports”) and have paid all fees and assessments due and payable in connection therewith.  As of their respective filing dates, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable Governmental Entities, as the case may be.  As of the date of this Agreement, except as set forth in Section 2.2(g) of the Disclosure Schedule, there are no outstanding comments from the SEC or any other Governmental Entity with respect to any Company Report.  The Company Reports, including the documents incorporated by reference in each of them, each contained all of the information required to be included in it and, when it was filed and as of the date of each such Company Report filed with or furnished to the SEC, such Company Report did not, as of its date or if amended prior to the date of this Agreement, as of the date of such amendment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it not misleading and complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), and the Securities Exchange Act of 1934, as amended, or any successor statute (the “Exchange Act”).  No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002.  There are no facts or circumstances that would prevent its chief executive officer and chief financial officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, when next due.

(2)   The records, systems, controls, data and information of the Company and the Company Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the Company Subsidiaries or accountants (including all means of access thereto and therefrom).  The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.  The Company has no knowledge of any reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due.  Since December 31, 2007, (i) neither the Company nor any Company Subsidiary nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Company Subsidiary has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Company Subsidiary or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any Company Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Company Subsidiary, whether or not employed by the Company or any Company Subsidiary, has reported evidence of a violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of the Company Subsidiaries or any of their respective officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company or any of the Company Subsidiaries.

(h)   Properties and Leases.  Except for any Permitted Liens, the Company and each Company Subsidiary have good title free and clear of any Liens to all the real and personal property reflected in the Company’s consolidated balance sheet as of December 31, 2009 included in the Company 10-K for the period then ended, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business.  For purposes of this Agreement, “Permitted Liens” means (i) Liens for taxes and other governmental charges and assessments arising in the ordinary course which are not yet due and payable, (ii) Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other like Liens arising in the ordinary course of business for sums not yet due and payable, and (iii) other Liens or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such Lien or imperfection.  Except as would not be expected to have a Material Adverse Effect, all leases of real property and all other leases pursuant to which the Company or such Company Subsidiary, as lessee, leases real or personal property are valid and effective in accordance with their respective terms and there is not, under any such lease, any existing default by the Company or such Company Subsidiary or any event which, with notice or lapse of time or both, would constitute such a default.

(i)   Taxes.

(1)   Each of the Company and the Company Subsidiaries has filed all federal, state, county, local and foreign material Tax Returns required to be filed by it and all such Tax Returns are accurate and complete in all material respects, and paid all material Taxes owed by it and no material Taxes owed by it or assessments received by it are delinquent.  The federal income Tax Returns of the Company and the Company Subsidiaries for the fiscal year ended December 31, 2006, and for all fiscal years prior thereto, are for the purposes of audit by the Internal Revenue Service (the “IRS”) closed because of the expiration of the statutory period of limitations, and no claims for additional Taxes for such fiscal years are pending.  Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case that is still in effect, or has pending a request for any such extension or waiver.  Neither the Company nor any Company Subsidiary is a party to any pending action or proceeding, nor to the Company’s knowledge, is any such action or proceeding threatened by any Governmental Entity, for the assessment or collection of Taxes, interest, penalties, assessments or deficiencies and no material deficiencies have been proposed by any federal, state, local or foreign taxing authority in connection with an audit or examination of the Tax Returns, business or properties of the Company or any Company Subsidiary which has not been settled, resolved and fully satisfied, or for which reserves adequate in accordance with GAAP have not been provided.  To the knowledge of the Company, each of the Company and the Company Subsidiaries has withheld and paid all Taxes that it is required to withhold from amounts owing to employees, creditors or other third parties.  Neither the Company nor any Company Subsidiary is a party to, is bound by or has any obligation under, any material Tax sharing or material Tax indemnity agreement or similar contract or arrangement other than any contract or agreement between or among the Company and any Company Subsidiary.  To the knowledge of the Company, neither the Company nor any Company Subsidiary has participated in any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4, or any other transaction requiring disclosure under analogous provisions of state, local or foreign law.  Neither the Company nor any Company Subsidiary has liability for the Taxes of any person other than the Company or any Company Subsidiary under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law).  Neither the Company nor any Company Subsidiary has been a “distributing corporation” or a “controlled corporation” in any distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.  The Company has not been a United States real property holding corporation within the meaning of Section 897 of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.  For the purpose of this Agreement, the term “Tax” (including, with correlative meaning, the term “Taxes”) shall mean any and all domestic or foreign, federal, state, local or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental

Entity, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers’ compensation or net worth, and taxes in the nature of excise, withholding, ad valorem or value added or similar taxes, and the term “Tax Return” means any return, report, information return or other document (including any related or supporting information, and attachments and exhibits) required to be filed with respect to Taxes, including, without limitation, all information returns relating to Taxes of third parties, any claims for refunds of Taxes and any amendment or supplements to any of the foregoing.

(j)   Absence of Certain Changes.  Since December 31, 2009, the Company has not, and no Company Subsidiary has, made or declared any distribution or dividend in cash or in kind to its shareholders or issued or repurchased any shares of its capital stock or other equity interests.  Since December 31, 2009, the business and operations of the Company and the Company Subsidiaries have been conducted in the ordinary course of business consistent with past practice, and there has not been:

(1)   any circumstance, event, change, development or effect which, individually or in the aggregate with other circumstances, events, changes, developments or effects, has had or is reasonably likely to have a Material Adverse Effect on the Company;

(2)   any material damage, destruction, or other casualty loss with respect to any material asset or property owned, leased, or otherwise used by the Company or any Company Subsidiary, whether or not covered by insurance; or

(3)   any material change in any method of accounting or accounting policies by the Company or any Company Subsidiary.

(k)   Commitments and Contracts.  The Company has Previously Disclosed or provided to the Investor or its representatives, including through the electronic data room, prior to the date hereof, true, correct, and complete copies of each of the following to which the Company or any Company Subsidiary is a party or subject (whether written or oral, express or implied) (each, a “Company Significant Agreement”):

(1)   any labor contract or agreement with any labor union;

(2)   any contract or agreement which grants any person a right of first refusal, right of first offer or similar right with respect to any material properties, assets or businesses of the Company or the Company Subsidiaries;

(3)   any contract containing covenants that limit the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or which involve any restriction of the geographical area in which, or method by which or with whom, the Company or any Company Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities); and any contract that could require the disposition of any material assets or line of business of the Company or any Company Subsidiary;

(4)   any joint venture, partnership, strategic alliance, or other similar contract (including any franchising agreement, but in any event, excluding introducing broker agreements); and any contract relating to the acquisition or disposition of any material business or material assets (whether by merger, sale of stock or assets, or otherwise), which acquisition or disposition is not yet complete or where such contract contains continuing material obligations or contains continuing indemnity obligations of the Company or any of the Company Subsidiaries;

(5)   any real property lease and any other lease with annual rental payments aggregating $1,000,000 or more;

(6)   other than with respect to loans, any contract providing for, or reasonably likely to result in, the receipt or expenditure of more than $3,000,000 on an annual basis, including the payment or receipt of royalties or other amounts calculated based upon revenues or income;

(7)   any contract or arrangement under which the Company or any of the Company Subsidiaries is licensed or otherwise permitted by a third party to use any Intellectual Property that is material to its business (except for any “shrinkwrap” or “click through” license agreements or other agreements for software that is generally available to the public and has not been customized for the Company or the Company Subsidiaries) or under which a third party is licensed or otherwise permitted to use any Intellectual Property owned by the Company or any of the Company Subsidiaries;

(8)   any contract that by its terms limits the payment of dividends or other distributions by the Company or any Company Subsidiary;

(9)   any standstill or similar agreement pursuant to which the Company or any Company Subsidiary has agreed not to acquire assets or securities of another person;

(10)   any contract that would prevent, delay or impede the Company’s ability to consummate the transactions contemplated by this Agreement and the Other Securities Purchase Agreements;

(11)   any contract providing for indemnification by the Company or any Company Subsidiary of any person, except for immaterial contracts entered into in the ordinary course of business consistent with past practice;

(12)   other than contracts relating to the ordinary course management of credit extensions and contracts relating to Other Real Estate Owned, any contract that contains a put, call, or similar right pursuant to which the Company or any Company Subsidiary could be required to purchase or sell, as applicable, any equity interests or assets that have a fair market value or purchase price of more than $250,000;

(13)   any material employment contract or understanding (including any understandings or obligations with respect to severance or termination pay, liabilities or fringe benefits) with any present or former director, officer, employee or consultant;

(14)   any material plan, contract or understanding providing for any bonus, pension, option, deferred compensation, retirement payment, profit sharing or similar arrangement with respect to any present or former director, officer, employee or consultant;

(15)   any contract with any Governmental Entity that imposes any material obligation or restriction on the Company or the Company Subsidiaries;

(16)   any contract relating to indebtedness of the Company for borrowed money, letters of credit, capital lease obligations, obligations secured by a Lien or interest rate or currency hedging agreements (including guarantees in respect of any of the foregoing, but in any event excluding trade payables, federal funds purchased, Federal Home Loan Bank advances, securities transactions and brokerage agreements arising in the ordinary course of business consistent with past practice, intercompany indebtedness and immaterial leases for office equipment) in excess of $1,000,000, except for those issued in the ordinary course of business; and

(17)   any other contract or agreement which is a “material contract” within the meaning of Item 601(b)(10) of Regulation S-K.

Each of the Company Significant Agreements is valid and binding on the Company and the Company Subsidiaries, as applicable, and in full force and effect.  The Company and each of the Company Subsidiaries, as applicable, are in compliance in all material respects with and have performed in all material respects all obligations required to be performed by them to date under each Company Significant Agreement.  Neither the Company nor any of the Company Subsidiaries knows of, or has received notice of, any violation or default (or any condition which with the passage of time or the giving of notice would cause such a violation of or a default) by any party under any Company Significant Agreement.  Consummation of the transactions contemplated by this Agreement will not place the Company or any of the Company Subsidiaries in breach or default of any Company Significant Agreement, or trigger any modification, termination or acceleration thereunder.  Other than as contemplated by the Other Securities Purchase Agreements, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions between the Company or any Company Subsidiaries, on the one hand, and the Company, any current or former director or executive officer of the Company or any Company Subsidiaries or any person who Beneficially Owns 5% or more of the Common Shares (or any of such person’s immediate family members or Affiliates) (other than Company Subsidiaries), on the other hand.

(l)   Offering of Securities.  Neither the Company nor any person acting on its behalf has taken any action (including, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Securities to be issued pursuant to this Agreement or any other Transaction Document under the Securities Act and the rules and regulations of the SEC promulgated thereunder) which would subject the offering, issuance, or sale of any of such Securities to be issued to the registration requirements of the Securities Act.

(m)   Litigation and Other Proceedings; No Undisclosed Liabilities.

(1)   There is no pending or, to the knowledge of the Company, threatened, claim, action, suit, arbitration, mediation, demand, hearing, investigation or proceeding against the Company or any Company Subsidiary that (A) involves a claim that is or that could be, if adversely determined, for damages in excess of $100,000, or (B) individually or in the aggregate, has prevented or materially impaired, or would reasonably be expected to prevent or materially impair, the ability of the Company to consummate the transactions contemplated hereby. Neither the Company nor any Company Subsidiary is subject to any injunction, order, judgment or decree, nor are there any proceedings with respect to the foregoing pending, or to the knowledge of the Company, threatened. Neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent, or otherwise) which are not appropriately reflected or reserved against in the financial statements described in Section 2.2(f) to the extent required to be so reflected or reserved against in accordance with GAAP, except for liabilities that have arisen since March 31, 2010 in the ordinary course of business consistent with past practice or pursuant to this Agreement.

(n)   Compliance with Laws.  Except as Previously Disclosed, the Company and each Company Subsidiary:

(1)   is in compliance in all material respects with all, and the condition and use of its properties does not violate or infringe in any material respect any, applicable federal, state, local, or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees applicable thereto or to employees conducting its business, including under (A) the laws and regulations implementing the Troubled Asset Relief Program, (B) the Sarbanes-Oxley Act of 2002, (C) the Equal Credit Opportunity Act, the Fair Housing Act, and other fair lending and anti-discrimination laws, (D) the Community Reinvestment Act, (E) the Home Mortgage Disclosure Act, (F) anti-money laundering, customer identification, know-your-customer and similar requirements, and (G) sanctions regimes implemented by the Office of Foreign Assets Control or any other Governmental Entity;

(2)   has all material permits, licenses, franchises, authorizations, orders, and approvals of, and has made all filings, applications, and registrations with, Governmental Entities that are required in order to permit it to own or lease its properties and assets and to carry on its business as presently conducted and that are material to the business of the Company or such Company Subsidiary; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect,  and all such filings, applications and registrations are current, and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened;

(3)   to the knowledge of the Company, is not under investigation with respect to, nor has been threatened by any Governmental Entity to be charged with or given notice of any material violation of, all applicable federal, state, local, or foreign laws, statutes, ordinances, licenses, rules, regulations, judgments, demands, writs, injunctions, orders or decrees; and

(4)   has not, since January 1, 2007, nor has any other person on behalf of the Company or any Company Subsidiary that qualifies as a “financial institution” under the U.S. Anti-Money Laundering laws, knowingly acted, by itself or in conjunction with another, in any act in connection with the concealment of any currency, securities or other proprietary interest that is the result of a felony as defined in the U.S. Anti-Money Laundering laws (“Unlawful Gains”), nor knowingly accepted, transported, stored, dealt in or brokered any sale, purchase or any transaction of other nature for Unlawful Gains.

(o)   Labor.  Employees of the Company and the Company Subsidiaries are not and have never been represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees.  No labor organization or group of employees of the Company or any Company Subsidiary has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the Company’s knowledge, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority, nor have there been in the last three years.  There are no organizing activities, strikes, work stoppages, slowdowns, lockouts, arbitrations or grievances, or other labor disputes pending or, to the knowledge of the Company, threatened against or involving the Company or any Company Subsidiary, nor have there been in the last three years.  Each of the Company and the Company Subsidiaries are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, and wages and hours.

(p)   Company Benefit Plans.

(1) “Benefit Plan” means all employment agreements, employee benefit and compensation plans, programs, agreements, contracts, policies, practices, or other arrangements providing compensation or benefits to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary or any beneficiary or dependent thereof that is sponsored or maintained by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary contributes or is obligated to contribute or is party, whether or not written, including without limitation any “employee welfare benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA) and any bonus, incentive, deferred compensation, vacation, stock purchase, stock appreciation right, stock option or equity award, equity-based severance, employment, change of control, consulting or fringe benefit plan, program, agreement or policy.  Each Benefit Plan is listed on Section 2.2(p)(1) of the Company’s Disclosure Schedule.  True and complete copies of all Benefit Plans or descriptions thereof are listed on Section 2.2(p)(1) of the Company’s Disclosure Schedule or have been made available to the Investor prior to the date hereof, including through the electronic data room. or have been filed with a Company Report.

(2)   With respect to each Benefit Plan, (A) the Company and the Company Subsidiaries have complied in all material respects, and are now in material compliance with the applicable provisions of ERISA, and the Internal Revenue Code of 1986, as amended (the “Code”) and all other laws and regulations applicable to such Benefit Plan and (B) each Benefit Plan has been administered in all material respects in accordance with its terms.  None of the Company or the Company Subsidiaries nor any of their respective ERISA Affiliates has incurred any withdrawal liability as a result of a complete or partial withdrawal from a multiemployer plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full.  “ERISA Affiliate” means any entity, trade or business, whether or not incorporated, which together with the Company and the Company Subsidiaries, would be deemed a “single employer” within the meaning of Section 4001 of ERISA or Sections 414(b), (c), (m) or (o) of the Code.

(3)   Each Benefit Plan which is subject to ERISA (an “ERISA Plan”) that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (“Pension Plan”) and that is intended to be qualified under Section 401(a) of the Code is so qualified, has received a favorable determination letter from the IRS and nothing has occurred, whether by action or failure to act, that could likely result in revocation of any such favorable determination or opinion letter or the loss of the qualification of such Benefit Plan under Section 401(a) of the Code.  Neither the Company nor any Company Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Company Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA.  Neither the Company nor any Company Subsidiary has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA.

(4)   Neither the Company, any Company Subsidiary nor any ERISA Affiliate (x) sponsors, maintains or contributes to or has within the past six years sponsored, maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) sponsors, maintains or has any liability with respect to or an obligation to contribute to or has within the past six years sponsored, maintained, had any liability with respect to, or had an obligation to contribute to a “multiemployer plan” within the meaning of Section 3(37) of ERISA.

(5)   None of the execution and delivery of this Agreement, the issuance of Common Stock, nor the Shareholder Approvals or consummation of the transactions contemplated hereby or by the Other Securities Purchase Agreements, will, whether alone or in connection with another event, (i) constitute a “change in control” or “change of control” within the meaning of any Benefit Plan or result in any material payment or benefit (including without limitation severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary from the Company or any Company Subsidiary under any Benefit Plan or any other agreement with any employee, including, for the avoidance of doubt, any employment or change in control agreements, (ii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) or Section 280G of the Code, (iii) materially increase any compensation or benefits otherwise payable under any Benefit Plan, (iv) result in any acceleration of the time of payment or vesting of any such benefits, including, for the avoidance of doubt, the Company Stock Option Plans, (v) require the funding or increase in the funding of any such benefits, or (vi) result in any limitation on the right of the Company or any Company Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

(6)   As of the date hereof, there is no pending or, to the knowledge of the Company, threatened, litigation relating to the Benefit Plans.  Neither the Company nor any Company Subsidiary has any obligations for retiree health and life benefits under any ERISA Plan or collective bargaining agreement, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to the Company and the Company Subsidiaries.

(7)   There are no pending or, to the knowledge of the Company, threatened claims, lawsuits or arbitrations which have been asserted or instituted against (i) the Benefit Plans, (ii) any fiduciaries thereof with respect to their duties to the Benefit Plans, or (iii) the assets of any of the trusts under any of the Benefit Plans.

(q)   Status of Securities.  Upon receipt of the Shareholder Approvals, the Securities to be issued pursuant to this Agreement and the Other Securities Purchase Agreements shall have been duly authorized by all necessary corporate action of the Company.  When issued and sold against receipt of the consideration therefor as provided in this Agreement and the Other Securities Purchase Agreements, such Securities will be validly issued, fully paid and nonassessable, and will not subject the holders thereof to personal liability and will not be subject to preemptive rights of any other shareholder of the Company, nor will such issuance result in the violation or triggering of any price-based antidilution adjustments under any agreement to which the Company or any Company Subsidiary is a party.

(r)   Investment Company.  Neither the Company nor any of the Company Subsidiaries is an “investment company” as defined under the Investment Company Act of 1940, as amended, and neither the Company nor any of the Company Subsidiaries sponsors any person that is such an investment company.

(s)   Risk Management; Derivatives.

(1)   The Company and the Company Subsidiaries have in place risk management policies and procedures sufficient in scope and operation to protect against risks of the type and in amounts expected to be incurred by persons of similar size and in similar lines of business as the Company and the Company Subsidiaries. All derivative instruments, including swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries or their customers, were entered into (i) only for purposes of mitigating identified risk and in the ordinary course of business, (ii) in accordance with prudent practices and in material compliance with all applicable laws, rules, regulations and regulatory policies, and (iii) with counterparties believed by the Company to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms.  Neither the Company nor the Company Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement.

(t)   Foreign Corrupt Practices and International Trade Sanctions.  Neither the Company nor any Company Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement, (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person will pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision, (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts, (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations, or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.
(u)   Environmental Liability.  Except as has not had and would not reasonably be expected to have a Material Adverse Effect on the Company, the Company and each Company Subsidiary: (i) are in compliance with all applicable Environmental Laws; (ii) have not owned or operated any property that has been contaminated with any Hazardous Substance that could be expected to result in liability for the Company or any Company Subsidiary pursuant to any Environmental Law; (iii) are not liable for Hazardous Substance disposal or contamination on any third party property; (iv) have not received any notice, demand, letter, claim or request for information in the preceding three years indicating that it may be in violation of or subject to liability under any Environmental Law; (v) are not subject to any order, decree, injunction or agreement with any Governmental Entity or any indemnity or other agreement with any third party relating to liability under any Environmental Law; (vi) to the Company’s knowledge are not subject to any circumstances or conditions that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use, or transfer of any property in connection with any Environmental Law; (vii) have not participated in the management of any borrower or other third party property, or taken any other actions such that they are reasonably likely to be deemed an owner or operator of such property for purposes of any Environmental Law and (viii) have made available to the Investor copies of all environmental reports, studies, assessments, and memoranda in its possession relating to the Company or the Company Subsidiaries or any of their current or former properties or operations. For purposes of this Agreement, “Environmental Law” means any law, regulation, order, decree, common law or agency requirement relating to the protection of the environment or human health and safety and “Hazardous Substance” means any substance that is regulated pursuant to any Environmental Law including any waste, petroleum products, asbestos, mold and lead products.

(v)   Anti-Takeover Provisions.  The Company and the Board of Directors has taken all actions necessary to ensure that the transactions contemplated by the Transaction Documents, individually or taken as a whole (including the investment hereunder), are not subject to the provisions of Sections 14A:10A−1 through 10A−6 of the New Jersey Business Corporation Act (the “NJBCA”) (including, but not limited to, the approval of such transactions by the Board of Directors and/or shareholders as contemplated by Section 14A:10A−4 of the NJBCA and Article XIII of the Certificate of Incorporation) or Article XIII of the Certificate of Incorporation and any other similar provisions of an anti-takeover nature contained in its organizational documents or the provisions of any federal or state “anti-takeover”, “fair price”, “moratorium”, “control share”, “supermajority”, “affiliate transaction”, or “business combination” law, including any provisions of the NJBCA (each, a “Takeover Law”).  In the case that any such transactions are subject to such provisions or laws, the Board of Directors has taken and shall take all necessary action to ensure that such transactions shall be deemed to be exceptions to such provisions or laws, including, but not limited to, the approval of such transactions as contemplated under Section 14A:10A−4 of the NJBCA.

(w)   Intellectual Property.  (i) The Company and the Company Subsidiaries own (free and clear of any Liens) or have a valid license to use all Intellectual Property used in or necessary to carry on their business as currently conducted, and (ii) such Intellectual Property referenced in clause (i) above is valid, subsisting and enforceable, and is not subject to any outstanding order, judgment, decree or agreement adversely affecting the Company’s or the Company Subsidiaries’ use of, or rights to, such Intellectual Property.  The Company and the Company Subsidiaries have sufficient rights to use all Intellectual Property used in their business as presently conducted, all of which rights shall survive unchanged the consummation of the transactions contemplated by this Agreement.  Neither the Company nor any Company Subsidiary has received any notice of infringement or misappropriation of, or any conflict with, the rights of others with respect to any Intellectual Property, and no reasonable basis exists for any such claim.  To the Company’s knowledge, no third party has infringed, misappropriated or otherwise violated the Intellectual Property rights of the Company or the Company Subsidiaries.  There is no litigation, opposition, cancellation, proceeding, objection or claim pending, asserted, or, to the Company’s knowledge, threatened against the Company or any Company Subsidiary concerning the ownership, validity, registerability, enforceability, infringement or use of, or licensed right to use, and Intellectual Property.  To the knowledge of the Company, none of  the Company or any of the Company Subsidiaries is using or enforcing any  Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries in a manner that would be expected to result in the abandonment, cancellation or unenforceability of such Intellectual Property.  The Company and each of the Company Subsidiaries has taken all reasonable measures to protect the Intellectual Property owned by or licensed to the Company or any of the Company Subsidiaries.  The computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines, and all other information technology equipment, and all associated documentation used in the business of the Company and the Company Subsidiaries (the “IT Assets”) operate and perform in all material respects in accordance with their documentation and functional specifications and otherwise as required in connection with the business.  To the knowledge of the Company, no person has gained unauthorized access to the IT Assets.  The Company and the Company Subsidiaries have implemented reasonable backup and disaster recovery technology consistent with industry practices.  The Company and the Company Subsidiaries take reasonable measures, directly or indirectly, to ensure the confidentiality, privacy and security of customer, employee and other confidential information.  The Company and the Company Subsidiaries have complied with all internet domain name registration and other requirements of internet domain registrars concerning internet domain names that are used in the business.

“Intellectual Property” shall mean trademarks, service marks, brand names, domain names, certification marks, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not, in any jurisdiction; patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; nonpublic information, know-how, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not, in any jurisdiction; and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; and any similar intellectual property or proprietary rights.

(x)   Insurance.

(1)   The Company and the Company Subsidiaries are, and will remain following consummation of the transactions contemplated by the Transaction Documents, insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and that are of the type customary in the businesses and location in which the Company and the Company Subsidiaries are engaged.  The Company and the Company Subsidiaries have not been refused any insurance coverage sought or applied for, and the Company and the Company Subsidiaries do not have any reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect on the Company.

(2)   The Company (i) maintains directors’ and officers’ liability insurance and fiduciary liability insurance with financially sound and reputable insurance companies with benefits and levels of coverage that have been Previously Disclosed, (ii) has timely paid all premiums on such policies and (iii) there has been no lapse in coverage during the term of such policies.

(y)   Board of Directors.  The Company does not have, and the Board of Directors have not adopted, any policies, directives or resolutions, or any amendments to the Company’s by-laws or certificate of incorporation not Previously Disclosed, with respect to qualification or other requirements for serving as a director on the Board of Directors of the Company or any Company Subsidiary.

(z)   Other Private Placements.  Concurrently with the execution and delivery of this Agreement, the Company has agreed to sell Common Shares in the Other Private Placements on the same economic and financial terms and conditions set forth in this Agreement, with the closing of such Other Private Placements to occur simultaneously with the First Closing.  The Company has provided true, correct and complete copies of the Other Securities Purchase Agreements to the Investor.  Except for the Other Securities Purchase Agreements, the Company is not a party to any agreements, understandings, arrangements or commitments with the counterparties to the Other Securities Purchase Agreements or their Affiliates.

(aa)   Related Party Transactions.

(1)   Except as set forth in Section 2.2(dd) of the Disclosure Schedule or as part of the normal and customary terms of an individual’s employment or service as a director, none of the Company or any of the Company Subsidiaries is party to any extension of credit (as debtor, creditor, guarantor or otherwise), contract for goods or services, lease or other agreement with any (A) affiliate, (B) insider or related interest of an insider, (C) shareholder owning 5% or more of the outstanding Common Stock or related interest of such a shareholder, or (D) to the knowledge of the Company, and other than credit and consumer banking transactions in the ordinary course of business, employee who is not an executive officer.  For purposes of the preceding sentence, the term “affiliate” shall have the meaning assigned in Regulation W issued by the Federal Reserve, as amended, and the terms “insider,” “related interest,” and “executive officer” shall have the meanings assigned in the Federal Reserve’s Regulation O, as amended.

(2)   The Company Bank is in compliance with, and has since December 31, 2006, complied with, Sections 23A and 23B of the Federal Reserve Act, its implementing regulations, and the Federal Reserve’s Regulation O.

2.3   Representations and Warranties of the Investor.  The Investor hereby represents and warrants as of the date of this Agreement to the Company that:

(a)   Purchase for Investment.  The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws.  The Investor (1) is acquiring the Securities pursuant to an exemption from registration under the Securities Act for its own account solely for investment with no present intention or plan to distribute any of the Securities to any person nor with a view to or for sale in connection with any distribution thereof, in each case in violation of the Securities Act, (2) will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (3) has such knowledge and experience in financial and business matters and in investments of this type that the Investor is capable of evaluating the merits and risks of the investment in the Securities and of making an informed investment decision, and (4) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act) , as noted in Attachment A entitled “Eligibility Representations of the Investor” following the signature page of this Agreement.  Without limiting any of the foregoing, neither the Investor nor any of its Affiliates has taken, and the Investor will not, and will cause its Affiliates not to, take any action that would otherwise cause the Securities to be purchased hereunder to be subject to the registration requirements of the Securities Act.

(b)           Information; Suitability. Investor acknowledges that it has been given an opportunity to access the Company data site, which contains confidential information relating to the Company, and has further received such information as the undersigned deems necessary in order to make an investment decision with respect to the Securities.  Investor understands that Investor and its professional advisor(s), if any, have the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of the offering of the Securities to the extent that the Company possesses the same or could acquire it without unreasonable effort or expense, as Investor and any professional advisor(s) deem necessary to verify the accuracy of the information Previously Disclosed.  Investor represents and agrees that Investor and Investor’s professional advisor(s), if any, have asked such questions, received such answers and obtained such information as Investor and Investor’s professional advisor(s), if any, deem necessary to verify the accuracy of the information Previously Disclosed and (b) of any other information that Investor and Investor’s professional advisor(s), if any, deem relevant to making an investment decision with respect to the Securities. In making the decision to purchase the Securities, Investor has relied solely upon the information Previously Disclosed and independent investigation made by Investor.  Investor has adequately analyzed the risks of an investment in the Securities and determined that the Securities are a suitable investment for Investor and that

Investor has adequate means of providing for all his or her current and foreseeable needs and personal contingencies and has no need for liquidity in this investment and is able at this time and in the foreseeable future to bear the economic risk of a total loss of Investor’s investment in the Securities; Investor acknowledges such a possibility.

(b)   Financial Capability.  The Investor will have immediately available funds necessary to consummate the First Closing and the Second Closing, as of the respective date of each such closing, on the terms and conditions contemplated by this Agreement.

(c)   Organization and Authority.  The Investor (if other than a natural person) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would be reasonably expected to materially and adversely affect the Investor’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis, and the Investor has the corporate or other power and authority and governmental authorizations to own its properties and assets and to carry on its business as it is now being conducted.

(d)   Authorization.

(1)           The Investor has the corporate or other power and authority to enter into this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance of this Agreement by the Investor and the consummation of the transactions contemplated hereby have been duly authorized by the Investor’s board of directors, general partner or managing members, as the case may be (if such authorization is required), and no further approval or authorization by any of its partners or other equity owners, as the case may be, is required.  This Agreement has been duly and validly executed and delivered by the Investor and assuming due authorization, execution and delivery by the Company, is a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles).

(2)           Neither the execution, delivery and performance by the Investor of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance by the Investor with any of the provisions hereof, will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Lien upon any of the properties or assets of the Investor under any of the terms, conditions or provisions of (i) its certificate of limited partnership or partnership agreement or similar governing documents or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of the Investor may be subject, or (B) violate any law, statute, ordinance, rule or regulation, permit, concession, grant, franchise or any judgment, ruling, order, writ, injunction or decree applicable to the Investor or any of its properties or assets except in the case of clauses (A)(ii) and (B) for such violations, conflicts and breaches as would not reasonably be expected to materially and adversely affect the Investor’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

(3)           No notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, nor expiration or termination of any statutory waiting period, is necessary for the consummation by the Investor of the transactions contemplated by this Agreement.

(e)   Ownership. Neither the Investor nor any of its Affiliates (other than any portfolio company with respect to which the Investor is not the party exercising control over investment decisions) are the owners of record or the Beneficial Owners of shares of Common Stock or securities convertible into or exchangeable for Common Stock.

(f)   Knowledge as to Conditions. As of the date of this Agreement, the Investor does not know of any reason relating to the Investor why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.

(g)   Brokers and Finders. Neither the Investor nor its Affiliates, any of their respective officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Investor, in connection with this Agreement or the transactions contemplated hereby, in each case, whose fees the Company would be required to pay.

ARTICLE III
Covenants

3.1   Filings; Other Actions

(a)   The Investor and the Company will cooperate and consult with each other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings, and other documents, and to obtain all necessary permits, consents, orders, approvals, and authorizations of, or any exemption by, all third parties and Governmental Entities, and expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement and to perform the covenants contemplated by this Agreement.  Each party shall execute and deliver both before and after the First Closing and the Second Closing such further certificates, agreements, and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters.  In particular, the Company will use its reasonable best efforts to help the Investor promptly obtain or submit, as the case may be, as promptly as practicable, the approvals and authorizations of, filings and registrations with, and notifications to, or expiration or termination of any applicable waiting period, all notices to and, to the extent required by applicable law or regulation, consents, approvals, or exemptions from bank regulatory authorities, for the transactions contemplated by this Agreement.  To the extent required by law, the Investor shall file as promptly as practicable a notice to the Federal Reserve pursuant to the CBC Act with respect to the transactions contemplated by this Agreement and shall take commercially reasonable actions to obtain the non-objection of the Federal Reserve under the CBC Act, it being understood that failure to obtain such non-objection shall not impose any liability on the Investor.  The Investor and the Company will each have the right to review in advance, and to the extent practicable, each will consult with the other, in each case subject to applicable laws relating to the exchange of information and confidential information related to the Investor, all the information (other than personal or sensitive information) relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement.  In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable.  Each party hereto agrees to keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby.  The Investor and the Company shall promptly furnish each other to the extent permitted by applicable laws with copies of written communications received by them or their Affiliates from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement or any other Transaction Document.  Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be required to provide any materials to the Company that it deems private or confidential.

(b)   The Company shall call a meeting of its shareholders, as promptly as practicable after the date hereof, to obtain the Shareholder Approvals, including, without limitation, (i) amending the Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000, and (iii) approving the issuance of Common Shares and Conversion Shares for purposes of rule 5635 of NASDAQ’s listing rules to the Investor and the investors participating in the Other Private Placements.  The Board of Directors shall unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown to the extent they are members of the Board of Directors) to the Company’s shareholders that such shareholders provide the Shareholder Approvals, and shall not modify or withdraw such recommendation.  In connection with such meeting, the Company shall promptly prepare (and the Investor will reasonably cooperate with the Company to prepare) and file with the SEC a preliminary proxy statement, shall use its reasonable best efforts to solicit proxies for such shareholder approval, and shall use its reasonable best efforts to respond promptly to any comments of the SEC or its staff and to cause a definitive proxy statement related to such shareholders’ meeting to be mailed to the Company’s shareholders, as promptly as practicable, after clearance by the SEC.  The Company shall notify the Investor promptly of the receipt of any comments from the SEC or its staff with respect to the proxy statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply the Investor with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement.  If at any time prior to such shareholders’ meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall, as promptly as practicable, prepare and mail to its shareholders such an amendment or supplement.  The Investor and the Company each agree to correct promptly any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall, as promptly as practicable, prepare and mail to its shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations.  The Company shall consult with the Investor prior to filing with the SEC or mailing any proxy statement, or any amendment or supplement thereto, and provide the Investor with reasonable opportunity to comment thereon.  The directors’ recommendation described in this Section 3.1 shall be included in the proxy statement filed in connection with obtaining such shareholder approval.  Immediately upon approval by shareholders of the amendments to the Certificate of Incorporation as described above, the Company shall file a certificate of amendment to duly amend the Certificate of Incorporation to include such amendments.  In the event that any of the Shareholder Approvals is not obtained at such shareholders’ meeting, the Company shall include a proposal to approve (and the Board of Directors shall unanimously recommend (other than the abstentions of Thomas X. Geisel, Bernard A. Brown, Sidney R. Brown, Anne E. Koons, Ike Brown and Jeffrey S. Brown to the extent they are members of the Board of Directors) such Shareholder Approvals at a meeting of its shareholders once in the twelve month period beginning on the Meeting End Date until such approval is obtained or made.  “Meeting End Date” means (x) if the Second Closing Date has occurred by October 31, 2010, then February 28, 2011, or (y) if the Second Closing Date has not occurred by October 31, 2010, then the date that is four months after the Second Closing Date.

(c)   Each party agrees, upon request, to furnish the other party with all information concerning itself, its subsidiaries, Affiliates, directors, officers, partners, and shareholders and such other matters as may be reasonably necessary or advisable in connection with the proxy statement in connection with such shareholders’ meeting and any other statement, filing, notice, or application made by or on behalf of such other party or any of its subsidiaries to any Governmental Entity in connection with this Agreement or the Other Securities Purchase Agreements.  Notwithstanding anything herein to the contrary, the Investor shall not be required to furnish the Company with any (1) sensitive personal biographical or personal financial information of any of the directors, officers, employees, managers or partners of the Investor or any of its Affiliates or (2) proprietary and non-public information related to the organizational terms of, or investors in, the Investor or its Affiliates; provided, however, that the Investor will furnish such information as reasonably requested by the applicable bank regulator as necessary to consummate the transactions contemplated hereby.

(d)   From the date of this Agreement, until the earlier of the date of termination of this Agreement and the date when the Shareholder Approvals have been obtained, the Company shall not, directly or indirectly, amend, modify, or waive, and the Board of Directors shall not recommend approval of any proposal to the shareholders having the effect of amending, modifying, or waiving any provision in the Certificate of Incorporation or bylaws of the Company in any manner adverse to the Investor or any other holder of Securities issued pursuant to this Agreement.

(e)   The Company shall take all actions necessary to ensure that none of the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor the consummation of the transactions contemplated as part of the Other Private Placements, nor the Shareholder Approvals will constitute a “change in control” or “change of control” within the meaning of any Benefit Plan.

3.2   Expenses.  Each of the parties will bear and pay all other costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement.

3.3   Access, Information and Confidentiality.

(a)   From the date of this Agreement until the Second Closing Date, the Company will ensure that upon reasonable notice, the Company and its subsidiaries will afford to the Investor and its representatives (including employees of the Investor, and counsel, accountants, financial and investment banking advisors and other professionals retained by the Investor) such access during normal business hours to its books, records, properties and personnel and to such other information as the Investor may reasonably request.

(b)   Each party to this Agreement will hold, and will cause its respective subsidiaries and their directors, officers, employees, agents, consultants, and advisors to hold, in strict confidence, unless disclosure to a Governmental Entity is necessary or appropriate in connection with any necessary regulatory approval or unless compelled to disclose by judicial or administrative process or, in the written opinion of its counsel, by other requirement of law or the applicable requirements of any Governmental Entity, all nonpublic records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party hereto furnished to it by such other party or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (1) previously known by such party on a nonconfidential basis, (2) in the public domain through no fault of such party, or (3) later lawfully acquired from other sources by the party to which it was furnished), and neither party hereto shall release or disclose such Information to any other person, except its auditors, attorneys, financial advisors, other consultants, and advisors and, to the extent permitted above, to bank regulatory authorities.

3.4   Conduct of the Business.  Prior to the earlier of the First Closing Date and the termination of this Agreement pursuant to Section 5.1 (the “Pre-Closing Period”), the Company shall, and shall cause each Company Subsidiary to, (i) conduct its business in the ordinary course consistent with past practice, (ii) use reasonable best efforts to preserve intact its current business organizations and its rights and permits issued by Governmental Entities, keep available the services of its current officers and key employees and preserve its relationships with customers, suppliers, Governmental Entities and others having business dealings with it to the end that its goodwill and ongoing businesses shall be unimpaired and (iii) not take any action that would reasonably be expected to materially adversely affect or materially delay the receipt of any approvals of any Governmental Entity required to consummate the transactions contemplated hereby or by the Other Securities Purchase Agreements or materially adversely affect or materially delay the consummation of the transactions contemplated hereby or by the Other Securities Purchase Agreements.

3.5   Reasonable Efforts

.  The Company agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the Investor in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Other Securities Purchase Agreements, including using reasonable best efforts to accomplish the following:  (a) the taking of all reasonable acts necessary to cause the conditions to the First Closing and the Second Closing to be satisfied; (b) the mailing of the definitive proxy statement to the Company’s shareholders promptly following clearance from the SEC; (c) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all reasonable steps necessary to obtain an approval or waiver from, or to avoid an action or proceeding by any Governmental Entity; (d) the obtaining of all necessary consents, approvals or waivers from third parties; and (e) executing and delivering any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the Other Securities Purchase Agreements.

3.6   Company Forbearances.  During the Pre-Closing Period, other than as approved in writing by the Investors owning at least 50% of the total Securities purchased under this Agreement and the Other Securities Purchase Agreement, the Company shall not, and shall not permit any Company Subsidiary to (i) adjust, split, combine or reclassify any of its capital stock; (ii) set any record or payment dates for the payment of any dividends or distributions on its capital stock or make, declare or pay any dividend or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exercisable or exchangeable for any shares of its capital stock or stock appreciation rights or grant any person any right to acquire any shares of its capital stock; or (iii) issue or commit to issue any additional shares of capital stock (except pursuant to the exercise of options and restricted stock unit grants outstanding as of the date hereof and disclosed in the Company’s Disclosure Schedule), convertible debt or any securities convertible into or exercisable or exchangeable for, or any rights, warrants or options to acquire, any additional shares of capital stock (including options) or convertible debt;

ARTICLE IV
Additional Agreements

4.1   Legend.

(a)   The Investor agrees that all certificates or other instruments representing the Securities subject to this Agreement will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD

OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.”

(b)   Upon request of the Investor, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company and its counsel to the effect that such legend is no longer required under the Securities Act or applicable state laws, as the case may be, the Company shall promptly cause the legend to be removed from any certificate for any securities.  The Investor acknowledges that the Securities have not been registered under the Securities Act or under any state securities laws and agrees that it will not sell or otherwise dispose of any of the Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.

4.2   Piggyback Registration Rights.

(a)   If at any time following the issuance of the Securities under this Agreement, the Company proposes to register any common stock under the Securities Act (other than registration pursuant to a registration statement on Form S-4 or Form S-8 or any successor form of securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively), the Company will promptly, but not less than thirty (30) days prior to the filing date of any such registration statement, give written notice to Investor of its intention to effect that registration and of the rights of Investor under this Agreement to participate therein (“Piggyback Registration”), which notice shall include the estimated filing date for the registration statement.  Upon the written request of Investor made within twenty (20) days after receipt of any such notice, the Company will include in the Piggyback Registration (and any related qualifications under applicable state securities laws) all shares of Common Stock Investor has so requested the Company to register.  Company shall pay all reasonable and customary registration expenses in connection with any Piggyback Registration (including maintenance of the effectiveness of any registration, as required under this Agreement), including, without limitation: (a) all registration and filing fees required by or payable to the SEC, any stock exchange or the Financial Industry Regulatory Authority (“FINRA”), including, if applicable, the fees and expenses of any a qualified independent underwriter (and its counsel) that is retained in accordance with the rules and regulations of the FINRA, (b) all fees and expenses to comply with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters, if any, in connection with blue sky qualifications), (c) all printing, messenger and delivery expenses (d) all fees and disbursements of counsel for the Company and the Company’s independent public accountants, including the expenses of any special audits and/or “cold comfort” or other accountants’ letters required by or incident to such registration, (e) fees and disbursements of underwriters imposed on the Company by the underwriting agreements to which the Company is a part, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, and (f) the actual and reasonable fees and disbursements of counsel for Investor in an amount not to exceed $5,000.

(b)   Reports under Securities Exchange Act of 1934. With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration or pursuant to a Registration Statement, the Company agrees to:

(1)   use its reasonable best efforts to make and keep adequate current public information available in accordance with Rule 144(c) at all times as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(2)   use its reasonable best efforts to take such action as is necessary to enable the Investor to qualify for use of the SEC’s Form S-3 or such other registration statement form as may be applicable for the sale of their Shares and the Warrant Shares;

(3)   use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

4.3   Additional Regulatory Matters.

(a)   The Company and the Investor agree to cooperate and use their reasonable best efforts to ensure that neither the Investor nor any of its Affiliates will be deemed to control the Company or otherwise be deemed a “bank holding company” for purposes of the BHC Act.

(b)   The Company shall not knowingly take any action that would reasonably be expected to pose a substantial risk that the Investor or any of its Affiliates would be deemed to control the Company or otherwise be deemed a “bank holding company” for purposes of the BHC Act, including undertaking any redemption, recapitalization, or repurchase of Common Stock, of securities or rights, options, or warrants to purchase Common Stock, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for Common Stock in each case, where the Investor is not given the right to participate in such redemption, recapitalization, or repurchase to the extent of the Investor’s pro rata proportion.

4.4   Transfer Restrictions.  The Investor may Transfer any or all of the Securities owned by the Investor from time to time, subject to compliance with all applicable laws.

4.5   Standstill Agreement.  In no event shall the Investor purchase any additional shares of Common Stock such that the amount of shares the Investor owns or could be deemed to own, directly or indirectly, Beneficial Ownership in excess of 4.9% of the outstanding shares of Common Stock.  For the avoidance of doubt, for purposes of calculating the Beneficial Ownership of the Investor and its Affiliates hereunder, (x) any security that is convertible into, or exercisable for, any such voting securities  or Common Stock that is Beneficially Owned by the Investor or its Affiliates shall be treated as fully converted or exercised in accordance with its terms, as the case may be, into the underlying voting securities or Common Stock and (y) any security convertible into, or exercisable for, the Common Stock that is Beneficially Owned by any person other than the Investor or any of its Affiliates shall not be taken into account.

ARTICLE V
Termination

5.1   Termination.  This Agreement may be terminated prior to the First Closing:

(a)   by mutual written consent of the Investor and the Company;

(b)   by the Company, upon written notice to the Investor, in the event that the conditions of Closing set forth in Section 1.2(c)(2) are not satisfied on or before October 31, 2010; provided, however, that the right to terminate this Agreement pursuant to this Section 5.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(c)   by the Investor, upon written notice to the Company, in the event that the conditions of Closing set forth in Section 1.2(c)(1) are not satisfied on or before October 31, 2010; provided, however, that the right to terminate this Agreement pursuant to this Section 5.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(d)   by the Company or the Investor, upon written notice to the other, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable;

(e)   by the Investor, if the Investor or any of its Affiliates receives written notice from or is otherwise advised by a Governmental Entity that it will not grant (or intends to rescind or revoke if previously approved) any regulatory approval required to consummate the transactions contemplated hereby.

5.2   Effects of Termination.  In the event of any termination of this Agreement as provided in Section 5.1, this Agreement (other than Section 3.2 and this Section 5.2 and Article VI and all applicable defined terms, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for willful breach of this Agreement.

ARTICLE VI
Miscellaneous

6.1   Survival.

Each of the representations and warranties set forth in this Agreement shall not survive the Second Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period) and thereafter shall expire and have no further force and effect.   The provisions of Section 4.5 shall survive indefinitely.

6.2   Amendment.

No amendment or waiver of this Agreement will be effective with respect to any party unless made in writing and signed by an officer of a duly authorized representative of such party.

6.3   Waivers.

No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.  No waiver of any party to this Agreement will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

6.4   Counterparts and Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

6.5   Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  The parties hereto irrevocably and unconditionally agree that any suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the parties agree to submit to the jurisdiction of, and to venue in, such courts.

6.6   Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.7   Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered as follows:

(a)   If to the Investor:

_____________________

(b)   If to the Company:

Sun Bancorp, Inc.
226 Landis Avenue
Vineland, New Jersey 08360
Attn:  Thomas X. Geisel
Facsimile:  (856) 691-9187

with a copy to:

Malizia Spidi & Fisch, PC
1227 25th Street, N.W.
Suite 200 West
Washington, D.C.  20037

Attn:  John J. Spidi, Esq.
Facsimile:  (202) 434-4661

6.8   Entire Agreement, Etc.  This Agreement (including the Exhibits, Schedules, and Disclosure Schedule hereto) and the other documents referred to herein constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof; the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and their permitted assigns.  For the avoidance of doubt, the Company agrees that the Investor may assign its rights and obligations under this Agreement, in whole or in part, to one or more Affiliates, parallel investment funds, co-investment funds or successor investment funds and that such assignees shall be included in the term “Investor”.

6.9   Other Definitions.  Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time.  All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.  When used herein:

    (1)   the term “subsidiary” means those corporations, banks, savings banks, associations and other persons of which such person owns or controls 25% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities as to each of which 25% or more of the outstanding equity securities is owned directly or indirectly by its parent or otherwise controlled by such parent and any entity that would be a “subsidiary” for purposes of the BHC Act; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity;

    (2)   the term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise or for purposes of the BHC Act or the CBC Act;

    (3)   the word “or” is not exclusive;

(4)   the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

    (5)   the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

    (6)   the words “it” or “its” are deemed to mean “him” or “her” and “his” or “her”, as applicable, when referring to an individual;

    (7)   “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or the State of New Jersey generally are authorized or required by law or other governmental actions to close;

(8)   “person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act;

    (9)   “Beneficially Own,” “Beneficial Owner” and “Beneficial Ownership” are defined in Rules 13d-3 and 13d-5 of the Exchange Act; and

    (10)   “knowledge of the Company” or “Company’s knowledge” means the actual knowledge after due inquiry of the executive officers of the Company.

6.10   Captions.  The article, section, paragraph and clause captions herein are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

6.11   Severability.  If any provision of this Agreement or the application thereof to any person (including the officers and directors of the Investor and the Company) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
6.12   No Third-Party Beneficiaries.  Nothing contained in this Agreement, expressed or implied, is intended to confer or shall confer upon any person other than the express parties hereto, any benefit right or remedies, except that the provisions of Sections 4.2, 4.3,  and 4.5 shall inure to the benefit of the persons referred to in those Sections, including any Holders.  The representations and warranties set forth in Article II and the covenants set forth in Articles III and IV have been made solely for the benefit of the parties to this Agreement and (a) may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (b) have been qualified by reference to the Disclosure Schedule of each party, each of which contains certain disclosures that are not reflected in the text of this Agreement; and (c) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company; provided, however, that Lazard Middle Market LLC and Keefe, Bruyette & Woods, Inc. may rely on the representations and warranties set forth in Article II and the covenants set forth in Articles III and IV as if they were made to them.

6.13   Public Announcements.  Subject to each party’s disclosure obligations imposed by law or regulation, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement and any of the transactions contemplated by this Agreement or the Other Securities Purchase Agreements, and no party hereto will make any such news release or public disclosure without first consulting with the other party hereto and receiving its consent (which shall not be unreasonably withheld, conditioned, or delayed), and each party shall coordinate with the other with respect to any such news release or public disclosure.

6.14   Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms.  It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

*  *  *

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

SUN BANCORP, INC.

By:
	Name:	Thomas X. Geisel
	Title:	President and Chief Executive Officer

_______________
By:
Name:
Title:

APPENDIX F

SUN BANCORP, INC.

2010 STOCK-BASED INCENTIVE PLAN

1.           Purpose of the Plan. The Plan shall be known as the Sun Bancorp, Inc. (“Company”) 2010 Stock-Based Incentive Plan (the “Plan”).  The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, employees, directors and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the long-term interests of the Company and its shareholders.  The Plan is intended to provide for the grant of “Incentive Stock Options,” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), Non-Incentive Stock Options, options that do not so qualify, Stock Appreciation Rights and Stock Awards.  The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

2.           Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

“Advisory Director” shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

“Award” means the grant by the Committee of an Incentive Stock Option, a Non-Incentive Stock Option, a Stock Appreciation Right, a Stock Award, or any combination thereof, as provided in the Plan.

“Bank” shall mean Sun National Bank, Vineland, New Jersey, or any successor corporation thereto.

“Beneficiary” shall mean the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant=s death.  Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee.  A Participant=s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary.  In the absence of such written designation, the Beneficiary shall be the Participant=s surviving spouse, if any, or if none, the Participant=s estate.

“Board” shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

“Change in Control” shall mean:  (i) the sale of all, or substantially all, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Federal Reserve Board or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group.  This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock.  The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

“Committee” shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

“Common Stock” shall mean common stock of the Company, or any successor or parent corporation thereto.

“Company” shall mean Sun Bancorp, Inc., the parent corporation of the Bank, or any successor or Parent thereof.

“Continuous Employment” or “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company.  Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

“Date of Grant” shall mean the date that an Award is made to a Participant or such later date as authorized in accordance with the Plan or by the Committee.

“Director” shall mean a member of the Board of the Company or the Bank, or any successor or parent corporation thereto.

“Disability” means (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, Stock Appreciation Rights or Stock Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall mean the date of approval of the Plan by the shareholders of the Company.

“Employee” shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

“Exercise Price” shall mean the price at which a Participant may purchase a Share pursuant to the terms of an Option.

“Fair Market Value” shall mean: (i) if the Common Stock is listed on a national securities exchange (including the NASDAQ Stock Market), then the Fair Market Value per Share shall be the closing sale price of a Share on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use; and (ii) if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Company and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder. The Committee shall determine the Fair Market Value in accordance with the above in good faith.

“Incentive Stock Option” or “ISO” shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

“Non-Incentive Stock Option” or “Non-ISO” shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

“Option” shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

“Optioned Stock” shall mean stock subject to an Option granted pursuant to the Plan.

“Optionee” shall mean any person who receives an Option or Award pursuant to the Plan.

“Parent” shall mean any present or future corporation which would be a “parent corporation” of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

“Participant” means any Director, officer, Employee or Advisory Director of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

“Plan” shall mean the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan.

“Share” shall mean one share of the Common Stock.

“Stock Appreciation Right” or “SAR” shall mean an Award granted in accordance with Section 25 of the Plan.

“Stock Award” shall mean the award of Shares in accordance with Section 12 of the Plan.

“Subsidiary” shall mean any present or future corporation which constitutes a “subsidiary corporation” as defined in Sections 424(f) and (g) of the Code.

3.           Shares Subject to the Plan.  Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 4,900,000 Shares; provided however, the aggregate number of shares issuable as Stock Awards under the Plan shall not exceed 1,400,000 Shares.  Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes.  Stock Appreciation Rights may be issued singularly or in tandem with Options with respect to all Shares issuable under the Plan; provided, however, the exercise of one instrument shall result in the immediate expiration and cancellation of its tandem award. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

4.           Six Month Holding Period.

Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Award and the date of the sale of the Common Stock received through such Award.

5.           Administration of the Plan.

(a)           Composition of the Committee.  The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board.  All persons designated as members of the Committee shall meet the requirements of: (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR Section 240.16b-3,  and (ii) to the extent deemed appropriate by the Board of Directors or the Committee, such requirements as the Internal Revenue Service may establish for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of subparagraphs (i) and/or (ii) shall not disqualify any actions taken by the Committee.  A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(b)           Powers of the Committee.  The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the type, number, form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. The Committee shall have the authority to adjust or modify the terms and conditions of Awards, including the authority to accelerate or extend the vesting or exercisabilty of such Awards.  A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. Prior to the granting of Awards in accordance with the Plan, the Committee will review the composition of the Committee, and in the event that it is determined that any member of such Committee does not satisfy the requirements at Section 5(a) herein as an “outside director,” then such individual shall recuse himself or herself from such actions to be taken by the Committee at such meeting.  In no event may the Committee revoke outstanding Awards without the consent of the Participant.

The Chairman of the Committee, the President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants.  Such agreements shall set forth the Option Exercise Price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

(c)           Effect of Committee’s Decision.  All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

6.           Eligibility for Awards and Limitations.

(a)           The Committee shall from time to time determine the Participants who shall be granted Awards under the Plan, the number of Awards to be granted to each such Participant, and whether Options granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options.  In selecting Participants and in determining the Awards to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant’s current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant.  Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

(b)           The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000.  Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

(c)           During the period that Awards may be made under the Plan, in no event shall Shares subject to Awards granted to any individual Participant exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

7.           Term of the Plan.  The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof.  No Award shall be granted under the Plan after ten (10) years from the Effective Date.

8.           Terms and Conditions of Incentive Stock Options.  Incentive Stock Options may be granted only to Participants who are Employees.  Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve.  Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

(a)           Option Price.

(i)           The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

(ii)           In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

(b)           Payment.  Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock.  Common Stock utilized in full or partial payment of the Exercise Price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law.  No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a shareholder of the Company until Shares of Common Stock are issued to the Optionee.

(c)           Term of Incentive Stock Option.  The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

(d)           Exercise Generally.  Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the Date of Grant of any such Incentive Stock Option and ending on the date three

(3) months prior to the date of exercise of any such Incentive Stock Option.  The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option.  Except as otherwise provided by the terms of the Plan or by action of the Committee, the Options will be first exercisable at the rate of 20% as of the Date of Grant of such Options and 20% on each anniversary thereafter; provided, however, the Committee may authorize Awards that are earned and exercisable immediately.

(e)           Cashless Exercise.  Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option Exercise Price and any applicable withholding taxes.  If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option Exercise Price plus any applicable withholding taxes to the Company.  Such Options shall not be deemed exercised until the Company has received full payment of the Exercise Price of such Options.

(f)           Transferability.  An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

9.           Terms and Conditions of Non-Incentive Stock Options.  Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve.  Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

(a)           Option Price.  The Exercise Price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the Date of Grant as determined by the Committee in good faith.

(b)           Payment.  Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the Exercise Price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law.  No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a shareholder of the Company until the Shares of Common Stock are issued to the Optionee.

(c)           Term.  The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

(d)           Exercise Generally.  The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan.  Except as otherwise provided by the terms of the Plan or by action of the Committee, the Options will be first exercisable at the rate of 20% as of the Date of Grant of such Options and 20% on each anniversary thereafter, provided, however, the Committee may authorize Awards that are earned and exercisable immediately.

(e)           Cashless Exercise.  Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option Exercise Price and any applicable withholding taxes.  If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option Exercise Price plus any applicable withholding taxes to the Company.  Such Options shall not be deemed exercised until the Company has received full payment of the Exercise Price of such Options.

(f)           Transferability.  Notwithstanding any provisions of the Plan to the contrary, the Committee may, in its sole discretion, permit transferability or assignment of a Non-Incentive Stock Option by a Participant if such transfer or assignment is, in the Committee’s sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code.  For purposes of this Section, a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable inter vivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant’s Immediate Family, (ii) any trust solely for the benefit of members of the Participant’s Immediate Family, (iii) any partnership whose only partners are members of the Participant’s Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant’s Immediate Family. For purposes of this Section, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Incentive Stock Option or portion thereof, and approval to transfer or assign any Non-Incentive Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Incentive Stock Option or portion thereof. The transferee or assignee of any Non-Incentive Stock Option shall be subject to all of the terms and conditions applicable to such Non-Incentive Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Incentive Stock Option.

10.           Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

(a)           Termination of Employment.  In the event that any Optionee’s employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee’s Incentive Stock Options, and all of any such Optionee’s rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii):  (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee, in which case such Award shall be deemed a Non-Incentive Stock Option after such three month period has elapsed.  In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

(b)           Disability. Except as may be specified by the Committee at the time of grant of an Option, in the event that any Optionee’s employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options which is then exercisable at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment as a result of such Disability, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

(c)           Death. Except as may be specified by the Committee at the time of grant of an Option, in the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee which is then exercisable may be exercised by the Beneficiary at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date, if any, specified at the time of grant of such Award.  At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof.  If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the Exercise Price of such Options on the exercise date.

(d)           Incentive Stock Options Deemed Exercisable.  For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

(e)           Termination of Incentive Stock Options.  Except as may be specified by the Committee, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

11.           Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options.  The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee’s employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the award.

12.           Stock Awards.

The Committee may make grants of Stock Awards, which shall consist of the grant of some number of Shares, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

(a)           Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from Shares reserved under the Plan.

(b)           Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and be earned and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant, except as may be otherwise modified thereafter by action of the Committee within its discretion.  To the extent that Stock Awards shall vest based upon performance goals which must be satisfied prior to the vesting of any installment or portion of a Stock Award, such performance goals shall be determined by the Committee either on an individual level, for all Participants, for all Stock Awards made for a given period of time, or as otherwise determined by the Committee.  No Stock Award or portion thereof that is subject to the satisfaction of any condition other than the passage of time shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the earning or vesting of such Stock Award is subject have been achieved.

(c)           Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or service for any reason other than Disability or death, termination for Cause, or following a Change in Control, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

(d)           Termination of Employment or Service. Unless otherwise determined by the Committee, any Stock Awards in which the Participant has not become vested as of the date of termination of employment or service shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

(e)           Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant’s service due to Disability or death, all unvested Stock Awards held by such Participant shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

(f)           Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant’s termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

(g)           Acceleration Upon a Change in Control. In the event of a Change in Control, all unvested Stock Awards held by a Participant shall immediately become earned and non-forfeitable.

(h)           Maximum Individual Award. During the period during which Stock Awards may be made under the Plan, no individual Participant shall be granted an amount of Stock Awards which exceeds 25% of the aggregate maximum number of Stock Awards authorized to be granted under the Plan.

(i)           Issuance of Certificates. Certificates representing Shares of vested Stock Awards shall be distributed as soon as administratively feasible following the date that such Stock Awards are deemed earned and non-forefeitable, subject to satisfaction of applicable tax withholding requirements.  In the event that a Participant shall make a Section 83(b) election in accordance with Section 83(b) of the Code, then a Certificate representing such Stock Award shall be issued by the Company reasonably promptly with respect to such Shares for which such Section 83(b) election is being made; provided that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such Shares and each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Sun Bancorp, Inc. 2010 Stock-Based Incentive Plan and related Stock Award Agreement entered into between the registered owner of such shares and Sun Bancorp, Inc.  A copy of the Plan and Stock Award Agreement is on file in the office of the Corporate Secretary of Sun Bancorp, Inc., 226 Landis Avenue, Vineland, New Jersey 08360. The recipient of this Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this restriction, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.”

Such legend shall not be removed until the Participant becomes vested in such Shares pursuant to the terms of the Plan and the Stock Award Agreement.

(j)           Non-Transferability.  Unless determined otherwise by the Committee and except in the event of the Participant’s death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a Beneficiary shall not constitute a transfer.

(k)           Dividend Rights. A Participant shall be entitled to receive a payment from the Company equal to any cash dividends declared and paid on the Shares represented by a Stock Award from the Date of

Grant of such Stock Award through date that the relevant Stock Award or installment thereof is issued. Such payment shall be made by the Company within thirty days of the respective dividend payment date, subject to applicable tax withholding.

(l)           Voting of Stock Awards. Shares represented by a Stock Award which has not yet been vested, earned and distributed to the Participant pursuant to the Plan shall not be voted by such Participant.

(m)           Payment. Payment due to a Participant upon the Stock Award being earned and vested shall be made in the form of shares of Common Stock.

(n)           Stock Awards for Directors and Advisory Directors. Subject to the limitations on Stock Awards as set forth at Section 3 herein, as of and after the Effective Date, each Director and Advisory Director of the Company and the Bank shall receive payment of board meeting fees in the form of Stock Awards based upon the meeting fees established for such meetings from time to time by the Board of the Company and the Bank and the Fair Market Value of the Shares at the time of such meeting. In addition, Directors of the Company and the Bank may elect in accordance with procedures established by the Plan Committee to receive payment of any annual retainer in the form of a Stock Award valued at the Fair Market Value of the Shares at the time of such payment in lieu of such cash payment.  Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Stock Awards to be granted to Directors and Advisory Directors hereunder shall be subject to all other applicable provisions of this Plan.

(o)           Elections Pursuant to Deferred Compensation Program. To the extent permitted by the Committee, the recipient of a Stock Award may elect to defer the income tax liability associated therewith pursuant to the terms of a non-qualified deferred compensation plan maintained by the Company or a Subsidiary in which the recipient is eligible to participate.  The Committee intends through “good-faith” efforts for any such non-qualified deferred compensation plans to be administered in compliance with Section 409A of the Code and related regulations and notices, however, the Company will not have any liability to a participant under any such plans for any tax liability that may be incurred with respect to Section 409A of the Code.

13.           Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

(a)           Adjustment.  Subject to any required action by the shareholders of the Company, the aggregate number of Shares of Common Stock for which Awards may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Awards, and the Exercise Price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting shareholders).

(b)           Change in Control.  All outstanding Awards shall become immediately earned and exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

(i)           provide that such Options and Stock Awards shall be assumed, or equivalent options and stock awards shall be substituted, (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, (“1933 Act”) or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, “Registered Securities”), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon the exercise of the Substitute Options a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate Exercise Price of all such surrendered Options, or

(ii)           in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the “Merger Price”) for each share of Common Stock exchanged in the Change in Control transaction, to make an appropriate cash payment equal to the Merger Price for any Stock Awards and to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate Exercise Price of all such surrendered Options in exchange for such surrendered Options.

(c)           Extraordinary Corporate Action.  Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the shareholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee shall, prior or subsequent to such action or event:

(i)           appropriately adjust the number of Shares of Common Stock subject to each Stock Award and Option, the Option Exercise Price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option; and/or

(ii)           cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith;

provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

(d)           Acceleration.  The Committee shall at all times have the power to accelerate the vesting or exercise date of an Award previously granted under the Plan.

(e)           Excluded Transaction.  To the extent that the Company undertakes a transaction or series of transactions with investors (“Investors”) whereby the Company will raise additional capital through the issuance of various equity instruments, including, but not limited to voting common stock, non-voting common stock, warrants, and convertible preferred stock (“SNBC Stock”) to such Investors and current stockholders (the “Transaction”), and the Company, following approval of such Transaction by the Board of Directors, will seek the approval of its shareholders for the Transaction and related stock issuances before the total shares of voting Common Stock issued in the Transaction equals or exceeds 25% of the total shares of voting Common Stock outstanding before such issuance, then such Transaction shall not be deemed an event or occurrence that is considered a Change in Control in accordance with the Plan.  Further, notwithstanding anything in the Plan to the contrary, such issuance of the SNBC Stock by the Company contemplated by such Transaction shall not be deemed to constitute a Change in Control with respect to any outstanding Awards and any agreements representing such Awards. Further, the Participants will not be accorded any rights or benefits in the administration and interpretation of the Plan or any stock option agreements or restricted stock award agreements with respect to the Awards resulting from the SNBC Stock to be issued in the Transaction.

Except as expressly provided in Sections 13(a) and 13(b), no Participant shall have any rights by reason of the occurrence of any of the events described in this Section 13.

14.           Time of Granting Awards.  The Date of Grant of an Award under the Plan shall, for all purposes, be the date on which the Committee makes the determination of such action or such later date as determined by the Committee at the time of such action.  Notice of the grant of an Award shall be given to each Participant to whom an Award is so made within a reasonable time after such grant in a form determined by the Committee.   Awards under the Plan may be made by the Committee only after the Plan is approved by shareholders.

15.           Effective Date.  The Plan shall become effective as of the date of approval of the Plan by the shareholders of the Company.

16.           Shareholder Approval. The Plan shall be approved by a majority of the votes cast in person or by proxy with respect to approval of the Plan at a meeting of the shareholders of the Company held within twelve (12) months of the date the Plan is approved by the Board.

17.           Modification of Options.  At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee’s benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options without shareholder approval of such action.

18.           Amendment and Termination of the Plan.

(a)           Action by the Board.  The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be issued under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval by the shareholders of the Company.  Notwithstanding anything herein to the contrary, in no event shall the Board or the Committee amend the Plan or amend an Award under the Plan which allows the Exercise Price of any Option or SAR granted under the Plan to be reduced after the Date of Grant, except as otherwise permitted in accordance with Section 13 of the Plan, without shareholder approval of such action.

(b)           Change in Applicable Law.  Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise or vesting of all or part of any previously granted Award unlawful or subject the Company to any penalty, the Committee may restrict any such exercise or vesting without the consent of the Participant or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

19.           Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Award Rights.

(a)           Shares shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

(b)           The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

(c)           As a condition to the exercise of an Option or the delivery of Shares, the Company may require the person exercising the Option or to receive such Shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(d)           Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or its Subsidiaries for “cause” as determined by the Board of Directors or the Committee, all Awards held by such Participant shall cease to be exercisable as of the date of such termination of employment or service and any Shares that have not yet been delivered to the Participant shall be forfeited.

(e)           Upon the exercise of an Option by an Optionee (or the Optionee’s personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock.  Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the Exercise Price per share of the Option.  Such cash payment shall be in exchange for the cancellation of such Option.  Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

20.           Reservation of Shares.  During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

21.           Unsecured Obligation.  No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan.  No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

22.           No Employment Rights.  No officer, Director, Employee or Advisory Director shall have a right to be selected as a Participant under the Plan.  Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director, Advisory Director or in any other capacity with the Company, the Bank or other Subsidiaries.

23.           Withholding Tax.  The Company shall have the right to deduct from all amounts to be paid in cash with respect to any Awards or related dividend rights associated with Stock Awards any taxes required by law to be withheld with respect to such cash payments.  Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, SAR or the delivery of a Stock Award, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

24.           Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.

25.           Stock Appreciation Rights.  The Committee may make grants of SARs to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions and the terms of the Plan generally:

(a)           Terms. Each SAR grant shall be evidenced by an SAR Award Agreement that shall specify the grant price (which shall be not less than the Fair Market Value of such Stock on the Date of Grant), the term of the SAR (not to exceed ten years from the Date of Grant), and such other provisions as the Committee shall determine. SARs may be granted independent of Options awarded or in tandem with and simultaneous with Options awarded, if such tandem award determination is made at the time of such Option award.  SARs granted in tandem with Options shall relate to the same number of underlying Shares; have the same Exercise Price, exercise period, vesting date and other terms and conditions as the Option to which it relates.  The vesting schedule of an SAR shall accelerate upon a Change in Control, or upon the accelerated vesting of its tandem Option award.  The terms and conditions of SARs not otherwise granted in tandem with Options relating to the impact of the termination of a Participant’s employment or service, or his or her Disability or death, or upon a Change in Control shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of such event, or as provided for by the terms of the SAR Award Agreement at the Date of Grant.

(b)           Method of Exercise. An SAR that has become exercisable may be exercised by written notice to the Company stating the number of SARs being exercised and satisfying such other conditions as may be prescribed in the SAR Award Agreement or by the Committee.  If such SAR was granted in tandem with an Option, the exercise of one instrument shall result in the simultaneous expiration and cancellation of the tandem instrument.

(c)           Settlement upon Exercise.  Upon the exercise of an SAR, the Participant shall be entitled to receive an amount determined by multiplying (a) the difference obtained by subtracting the grant price of such SAR (which shall be equivalent to the Exercise Price of such tandem Option, if applicable) from the Fair Market Value of a Share on the date of exercise, by (b) the number of SARs exercised.  The payment upon the exercise of an SAR shall be in the form of such number of Shares of equivalent value calculated based upon the Fair Market Value on such date of exercise, except that any fractional Shares shall be paid in cash.  The Participant shall have no rights of ownership with respect to the Common Stock until such Common Stock has been issued following the exercise of such SAR.

26.           No Deferral of Compensation Under Section 409A of the Code. All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code. Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Option granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-ISO Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold, and no Participant shall be permitted to defer the recognition of income beyond the date that a Stock Award or SAR shall be deemed earned in accordance with the Plan.

APPENDIX G

SUN BANCORP, INC.

2010 PERFORMANCE EQUITY PLAN

1.           Purpose of the Plan. The Plan shall be known as the Sun Bancorp, Inc. (“Company”) 2010 Performance Equity Plan (the “Plan”).  The purpose of the Plan is to establish an effective link between incentive compensation and performance for the officers and employees of the Company, and to further align the economic interests of such officers and employees with the Company’s stockholders by rewarding actions that result in building long-term shareholder value.  The Plan provides for the granting of Stock Options to selected officers and employees at an Exercise Price which is 110% of the Fair Market Value of the Company Common Stock on the Date of Grant, and the retention of such Awards will be contingent upon the Company achieving targeted financial performance metrics and the continued service of the award recipient.  Awards under the Plan may be in the form of  “Incentive Stock Options,” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and Non-Qualified Stock Options, options that do not so qualify.  The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

2.           Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

“Award” means the grant by the Committee of an Incentive Stock Option and/or a Non-Qualified Stock Option, or any combination thereof, and the related terms and conditions determined by the Committee and as provided in the Plan.

“Bank” shall mean Sun National Bank, Vineland, New Jersey, or any successor corporation thereto.

“Beneficiary” shall mean the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant=s death.  Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee.  A Participant=s last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary.  In the absence of such written designation, the Beneficiary shall be the Participant=s surviving spouse, if any, or if none, the Participant=s estate.

“Board” shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

“Change in Control” shall mean:  (i) the sale of all, or substantially all, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Federal Reserve Board or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group.  This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock.  The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

“Committee” shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

“Common Stock” shall mean common stock of the Company, or any successor or parent corporation thereto.

“Company” shall mean Sun Bancorp, Inc., the parent corporation of the Bank, or any successor or Parent thereof.

“Continuous Employment” or “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company.  Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

“Date of Grant” shall mean the date that an Award is made to a Participant or such later date as authorized in accordance with the Plan or by the Committee.

“Director” shall mean a member of the Board of the Company or the Bank, or any successor or parent corporation thereto.

“Disability” shall means (a) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Qualified Stock Options, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall mean the date of approval of the Plan by the shareholders of the Company.

“Employee” shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

“Exercise Price” shall mean the price at which a Participant may purchase a Share pursuant to the terms of an Option.  Upon the grant of an Option, the Exercise Price shall be established in an amount equal to 110% of the Fair Market Value of the Common Stock determined as of the Date of Grant.

“Fair Market Value” shall mean: (i) if the Common Stock is listed on a national securities exchange (including the NASDAQ Stock Market), then the Fair Market Value per Share shall be the closing sale price of a Share on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use; and (ii) if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Company and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder. The Committee shall determine the Fair Market Value in accordance with the above in good faith.

“Incentive Stock Option” or “ISO” shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

“Non-Qualified Stock Option” shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

“Option” shall mean an Incentive Stock Option or Non-Qualified Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

“Optioned Stock” shall mean stock subject to an Option granted pursuant to the Plan.

“Optionee” shall mean any person who receives an Option or Award pursuant to the Plan.

“Parent” shall mean any present or future corporation which would be a “parent corporation” of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

“Participant” means any Employee of the Company or any Parent or Subsidiary of the Company who is selected by the Committee to receive an Award.

“Plan” shall mean the Sun Bancorp, Inc. 2010 Performance Equity Plan.

“Share” shall mean one share of the Common Stock.

“Subsidiary” shall mean any present or future corporation which constitutes a “subsidiary corporation” as defined in Sections 424(f) and (g) of the Code.

3.           Shares Subject to the Plan.  Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 2,700,000 Shares.  Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

4.           Six Month Holding Period.

Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Award and the date of the sale of the Common Stock received through such Award.

 5.           Administration of the Plan.

(a)            Composition of the Committee.  The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board.  All persons designated as members of the Committee shall meet the requirements of: (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR Section 240.16b-3,  and (ii) to the extent deemed appropriate by the Board of Directors or the Committee, such requirements as the Internal Revenue Service may establish for “outside directors” acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of  subparagraphs (i) and/or (ii) shall not disqualify any actions taken by the Committee.  A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(b)           Powers of the Committee.  The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the type, number, form and content of Awards to be issued under the Plan, including establishing or modifying performance measures and other criteria that will determine if such Awards are earned and determining whether such performance measures have been attained, and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time.  Notwithstanding the foregoing, the Committee shall have the authority to adjust or modify performance measures with respect to Awards, including the authority to determine that Awards shall be earned without regard to whether such performance measures previously established have been satisfied. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.  Prior to the granting of Awards in accordance with the Plan, the Committee will review the composition of the Committee, and in the event that it is determined that any member of such Committee does not satisfy the requirements at Section 5(a) herein as an “outside director,”  then such individual shall recuse himself or herself from such actions to be taken by the Committee at such meeting.  In no event may the Committee revoke outstanding Awards without the consent of the Participant.

The Chairman of the Committee, the President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants.  Such agreements shall set forth the Option Exercise Price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

(c)           Effect of Committee’s Decision.  All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

6.           Eligibility for Awards and Limitations.

(a)           The Committee shall from time to time determine the Participants who shall be granted Awards under the Plan, the number of Awards to be granted to each such Participant, and whether Options granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Qualified Stock Options.  In selecting Participants and in determining the Awards to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant’s current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant.  Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

(b)           The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000.  Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

(c)           During the period that Awards may be made under the Plan, in no event shall Shares subject to Awards granted to any individual Participant exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

7.           Term of the Plan.  The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof.  No Award shall be granted under the Plan after ten (10) years from the Effective Date.

8.           Terms and Conditions of Incentive Stock Options.  Incentive Stock Options may be granted only to Employees.  Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve.  Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

(a)           Option Price.

(i)           The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the 110% Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

(ii)           In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

(b)           Payment.  Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock.  Common Stock utilized in full or partial payment of the Exercise Price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law.  No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a shareholder of the Company until Shares of Common Stock are issued to the Optionee.

(c)           Term of Incentive Stock Option.  The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

(d)           Exercise Generally.  Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the Date of Grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option.  The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option.  Except as otherwise provided by the terms of the Plan or by action of the Committee, 25% of such Options awarded will be first exercisable following satisfaction of the performance criteria, and 25% of such Options shall be first exercisable annually thereafter for three years.

(e)           Cashless Exercise.  Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option Exercise Price and any applicable withholding taxes.  If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option Exercise Price plus any applicable withholding taxes to the Company.  Such Options shall not be deemed exercised until the Company has received full payment of the Exercise Price of such Options.

(f)           Transferability.  An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee’s lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

9.           Terms and Conditions of Non-Qualified Stock Options.  Each Non-Qualified Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve.  Each Non-Qualified Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

(a)           Option Price.  The Exercise Price per Share of Common Stock for each Non-Qualified Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the Date of Grant as determined by the Committee in good faith.

(b)           Payment.  Full payment for each Share of Common Stock purchased upon the exercise of any Non-Qualified Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Qualified Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the Exercise Price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise.  The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law.  No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a shareholder of the Company until the Shares of Common Stock are issued to the Optionee.

(c)           Term.  The term of exercisability of each Non-Qualified Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Qualified Stock Option is granted.

(d)           Exercise Generally.  The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Qualified Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee, 25% of such Options awarded will be first exercisable following satisfaction of the performance criteria, and 25% of such Options shall be first exercisable annually thereafter for three years.

(e)           Cashless Exercise.  Subject to vesting requirements, if applicable, an Optionee who has held a Non-Qualified Stock Option for at least six months may engage in the “cashless exercise” of the Option.  Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option Exercise Price and any applicable withholding taxes.  If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option Exercise Price plus any applicable withholding taxes to the Company.  Such Options shall not be deemed exercised until the Company has received full payment of the Exercise Price of such Options.

(f)           Transferability.  Notwithstanding any provisions of the Plan to the contrary, the Committee may, in its sole discretion, permit transferability or assignment of a Non-Qualified Stock Option by a Participant if such transfer or assignment is, in the Committee’s sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code.  For purposes of this Section 9(f), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable inter vivos trust as to which the Participant is both the settlor and trustee, or (b) a transfer for no consideration to: (i) any member of the Participant’s Immediate Family, (ii) any trust solely for the benefit of members of the Participant’s Immediate Family, (iii) any partnership whose only partners are members of the Participant’s Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant’s Immediate Family. For purposes of this Section, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Qualified Stock Option or portion thereof, and approval to transfer or assign any Non-Qualified Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Qualified Stock Option or portion thereof. The transferee or assignee of any Non-Qualified Stock Option shall be subject to all of the terms and conditions applicable to such Non-Qualified Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Qualified Stock Option.

10.           Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

(a)           Termination of Employment.  In the event that any Optionee’s employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee’s Incentive Stock Options, and all of any such Optionee’s rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii):  (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee, in which case such Award shall be deemed a Non-Qualified Stock Option after such three month period has elapsed.  In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

(b)           Disability. Except as may be specified by the Committee at the time of grant of an Option, in the event that any Optionee’s employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options which is then exercisable at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment as a result of such Disability, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

(c)           Death. Except as may be specified by the Committee at the time of grant of an Option, in the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee which is then exercisable may be exercised by the Beneficiary at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date, if any, specified at the time of grant of such Award.  At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof.  If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the Exercise Price of such Options on the exercise date.

(d)           Incentive Stock Options Deemed Exercisable.  For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

(e)           Termination of Incentive Stock Options.  Except as may be specified by the Committee, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

11.           Effect of Termination of Employment, Disability or Death on Non-Qualified Stock Options.  The terms and conditions of Non-Qualified Stock Options relating to the effect of the termination of an Optionee’s employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, or as provided for by the terms of the Agreement at the time of grant of the award.

12.   Performance Conditions Applicable to Awards.  Upon the grant of an Award, the Committee shall establish the performance targets which must be met before such Awards may begin to become first exercisable.  Such performance targets will be expressed as a minimum threshold level and an optimum level, and each level of performance attainment will yield a specified number of Options that constitute such Award at such Exercise Price.  The terms and conditions of such Award for each Participant shall be detailed in an Award Agreement.  Except as otherwise provided herein, if such performance targets are not attained by December 31, 2013, then such Award shall be forfeited.  Once such performance targets are attained, as certified by the Committee, then 25% of the Options represented by such Award shall then be first exercisable, and 25% of such Options shall be first exercisable annually thereafter for three years.   Such performance targets shall consist of Company financial metrics, peer group rankings based upon financial metrics, and such other criteria that may be established by the Committee as of the Date of Grant, except as otherwise modified thereafter by the Committee.

13.           Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

(a)           Adjustment.  Subject to any required action by the shareholders of the Company, the aggregate number of Shares of Common Stock for which Awards may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Awards, and the Exercise Price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting shareholders).

(b)           Change in Control.  All outstanding Awards shall become immediately earned and exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

(i)           provide that such Options shall be assumed, or equivalent options shall be substituted, (“Substitute Options”) by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, (“1933 Act”) or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, “Registered Securities”), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon the exercise of the Substitute Options a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate Exercise Price of all such surrendered Options, or

(ii)           in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the “Merger Price”) for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate Exercise Price of all such surrendered Options in exchange for such surrendered Options.

(c)           Extraordinary Corporate Action.  Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the shareholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee shall, prior or subsequent to such action or event:

(i)           appropriately adjust the number of Shares of Common Stock subject to each Award and Option, the Option Exercise Price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option; and/or

(ii)           cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith;

provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

(d)           Acceleration.  The Committee shall at all times have the power to accelerate the vesting or exercise date of an Award previously granted under the Plan and based upon its discretion to determine that Awards shall be earned without regard to whether any previously established performance measures or other criteria have been satisfied.

(e)           Excluded Transaction.  To the extent that the Company undertakes a transaction or series of transactions with investors (“Investors”) whereby the Company will raise additional capital through the issuance of various equity instruments, including, but not limited to voting common stock, non-voting common stock, warrants, and convertible preferred stock (“SNBC Stock”) to such Investors and current stockholders (the “Transaction”), and the Company, following approval of such Transaction by the Board of Directors, will seek the approval of its shareholders for the Transaction and related stock issuances before the total shares of voting Common Stock issued in the Transaction equals or exceeds 25% of the total shares of voting Common Stock outstanding before such issuance, then such Transaction shall not be deemed an event or occurrence that is considered a Change in Control in accordance with the Plan.  Further, notwithstanding anything in the Plan to the contrary, such issuance of the SNBC Stock by the Company contemplated by such Transaction shall not be deemed to constitute a Change in Control with respect to any outstanding Awards and any agreements representing such Awards. Further, the Participants will not be accorded any rights or benefits in the administration and interpretation of the Plan or any stock option agreements with respect to the Awards resulting from the SNBC Stock to be issued in the Transaction.

Except as expressly provided in Sections 13(a) and 13(b), no Participant shall have any rights by reason of the occurrence of any of the events described in this Section 13.

14.           Time of Granting Awards.  The Date of Grant of an Award under the Plan shall, for all purposes, be the date on which the Committee makes the determination of such action or such later date as determined by the Committee at the time of such action.  Notice of the grant of an Award shall be given to each Participant to whom an Award is so made within a reasonable time after such grant in a form determined by the Committee.  Awards under the Performance Plan may be made by the Committee only after the Performance Plan is approved by shareholders.

15.           Effective Date.  The Plan shall become effective as of the date of approval of the Plan by the shareholders of the Company.

16.           Shareholder Approval. The Plan shall be approved by a majority of the votes cast in person or by proxy with respect to approval of the Plan at a meeting of the shareholders of the Company held within twelve (12) months of the date the Plan is approved by the Board.

17.           Modification of Awards.  At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee’s benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options without shareholder approval of such action.

18.           Amendment and Termination of the Plan.

(a)           Action by the Board.  The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be issued under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval by the shareholders of the Company.  Notwithstanding anything herein to the contrary, in no event shall the Board or the Committee amend the Plan or amend an Award under the Plan which allows the Exercise Price of any Option granted under the Plan to be reduced after the Date of Grant, except as otherwise permitted in accordance with Section 13 of the Plan, without shareholder approval of such action.

(b)           Change in Applicable Law.  Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise or vesting of all or part of any previously granted Award unlawful or subject the Company to any penalty, the Committee may restrict any such exercise or vesting without the consent of the Participant or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

19.           Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Award Rights.

(a)           Shares shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

(b)           The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

(c)           As a condition to the exercise of an Option or the delivery of Shares, the Company may require the person exercising the Option or to receive such Shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(d)           Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or its Subsidiaries for “cause” as determined by the Board of Directors or the Committee, all Awards held by such Participant shall cease to be exercisable as of the date of such termination of employment or service and any Shares that have not yet been delivered to the Participant shall be forfeited.

(e)           Upon the exercise of an Option by an Optionee (or the Optionee’s personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock.  Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the Exercise Price per share of the Option.  Such cash payment shall be in exchange for the cancellation of such Option.  Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

20.           Reservation of Shares.  During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

21.           Unsecured Obligation.  No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan.  No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

22.           No Employment Rights.  No Employee shall have a right to be selected as a Participant under the Plan.  Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee or in any other capacity with the Company, the Bank or other Subsidiaries.

23.           Withholding Tax.  The Company shall have the right to deduct from all amounts to be paid in cash with respect to any Awards any taxes required by law to be withheld with respect to such cash payments.  Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

24.           Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.

25.           No Deferral of Compensation Under Section 409A of the Code. All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.

Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Option granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code. Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code. No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Stock Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold, and no Participant shall be permitted to defer the recognition of income beyond the date that an Award shall be deemed earned in accordance with the Plan.

SUN BANCORP, INC.
226 LANDIS AVENUE
VINELAND, NEW JERSEY 08360
Annual Meeting of Shareholders
October 25, 2010

The undersigned hereby appoints the Board of Directors of Sun Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the annual meeting of shareholders (the "Meeting"), to be held at the Sun Bancorp, Inc. Corporate Center, 226 Landis Avenue, Vineland, New Jersey, on October 25, 2010, at 9:30 a.m., and at any and all adjournments thereof, in the following manner:

			FOR	WITHHELD
I.	The election as directors of the following nominees (except as marked to the contrary below):		□	□

	Bernard A. Brown	Douglas J. Heun
	Wilbur L. Ross, Jr.	Anne E. Koons
	Jeffrey S. Brown	Eli Kramer
	Sidney R. Brown	Alfonse M. Mattia
Peter Galetto, Jr.
Thomas X. Geisel

(Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below)

		FOR	AGAINST	ABSTAIN
II.	The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized shares of our common stock.	□	□	□

		FOR	AGAINST	ABSTAIN
III.	The approval of the issuance of shares of common stock pursuant to the conversion of our Series B Preferred Stock.	□	□	□

		FOR	AGAINST	ABSTAIN
IV.	The approval of the Company’s 2010 Stock-Based Incentive Plan.	□	□	□

		FOR	AGAINST	ABSTAIN
V.	The approval of the Company’s 2010 Performance Equity Plan.	□	□	□

		FOR	AGAINST	ABSTAIN
VI.	The adjournment of the Meeting in certain events.	□	□	□

		FOR	AGAINST	ABSTAIN
VII.	The ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2010.	□	□	□

The Board of Directors recommends a vote "FOR" the above listed nominees and proposals.

Note:  Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSALS STATED.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders, a proxy statement, and the 2009 Annual Report to Shareholders.

Dated:                                                      , 2010

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy.  When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.  If shares are held jointly, each holder should sign.

PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.